UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1−K/A

ANNUAL REPORT PURSUANT TO REGULATION A

OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2025

My Racehorse CA LLC

(Exact name of issuer as specified in its charter)

Nevada	83–0848007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2456 Fortune Dr., Suite 110, Lexington KY, 40509

(Full mailing address of principal executive offices)

909–740–9175

(Issuer’s telephone number, including area code)

www.myracehorse.com

(Issuer’s website)

Series LLC Interests*

(Title of each class of securities issued pursuant to Regulation A)

(*Certain Series LLC Interests are qualified but not yet issued under Reg. A)

MY RACEHORSE CA LLC

i

Use of Terms

Except as otherwise indicated by the context and for the purposes of this Annual Report on Form 1–K only (the “Annual Report”), references in this Annual Report to “we,” “us,” “our”, “MRH”, “our company”, or the “Company” refer to My Racehorse CA LLC, a Nevada series limited liability company.

Special Note Regarding Forward Looking Statements

The information contained in this Annual Report includes some statements that are not historical and that are considered “forward–looking statements”. Such forward–looking statements include, but are not limited to, statements regarding:

•	our development plans for our business;
•	our strategies and business outlook;
•	the racing prospects for the respective Underlying Assets;
•	potential distributions or dividends of race winnings and other revenue sources;
•	anticipated development of the Company, the Manager and each Series of the Company;
•	the overall growth of the horse racing industry;
•	our compliance with regulatory matters (including the Investment Company Act, Investment Advisers Act and state securities regulations);
•	the development of the MyRacehorse™ Platform (defined below);
•	our future results, performance, liquidity, financial condition, prospects and opportunities; and
•	various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).

Such statements are based upon information currently available to our company, our management, and our interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events.

Forward–looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words like “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “might”, “plans”, “possible”, “potential”, “predicts”, “projects”, “seeks”, “should”, “will”, “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, but the absence of these words does not mean that a statement is not forward–looking. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward–looking statements as a result of various risks, uncertainties and other factors. Actual events or results may differ materially from those discussed in forward–looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” included in our Offering Statement on Form 1–A (the “Original Offering Statement”; file no. 024–10896) filed with the Securities and Exchange Commission (the “Commission” or “SEC”) on September 10, 2018, and qualified by the Commission on February 22, 2019, as amended and supplemented by post–qualification amendments to date, as well as our Offering Statement on Form 1–A (file no. 024–11808) (the “2022 Offering Statement”) filed with the SEC on February 22, 2022, and qualified by the Commission on May 2, 2022, as amended and supplemented by post–qualification amendments to date, and our current Offering Statement on Form 1–A (file no. 024-12611) filed with the SEC on May 2, 2025, and qualified by the Commission on May 29, 2025, as amended and supplemented by post–qualification amendments to date (the “Current Offering Statement and together with the Original Offering Statement, and the 2022 Offering Statement, the “Offering Statements”) and matters described in this Annual Report generally. In light of these risks and uncertainties, there can be no assurance that the forward–looking statements contained in this Annual Report will in fact occur.

Potential investors should not place undue reliance on any forward–looking statements, and should not make an investment decision based solely on these forward–looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward–looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Although the forward–looking statements in this Annual Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. The projections, estimates and expectations are presented in this Annual Report only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our management’s own assessment of our business, the industry in which we work and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. Consequently, and because forward–looking statements are inherently subject to risks and uncertainties, the Company cannot guarantee future results, and the actual results and outcomes may differ materially from the results and outcomes discussed in the forward–looking statements. You are urged to carefully review and consider the various disclosures made by us in this Annual Report, in the Current Offering Statement (and as amended and supplemented by post–qualification amendments to date) and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

ii

ITEM 1. BUSINESS

Explanatory Note

The Original Offering Statement was filed by the Company on September 10, 2018, and has been amended by the Company on numerous occasions since that date. The Original Offering Statement, as amended by pre–qualification amendments, was qualified by the Commission on February 22, 2019. Since that date, certain post–qualification amendments to the Original Offering Statement have also been qualified by the Commission. On February 22, 2022, the Company filed the 2022 Offering Statement which was qualified by the Commission on May 2, 2022, as amended and supplemented by post–qualification amendments to date. On May 2, 2025, the Company filed the Current Offering Statement which was qualified by the Commission on May 29, 2025, as amended and supplemented by post–qualification amendments to date. All current active and future offerings have been or will be offered under the Current Offering Statement for so long as such offering statement is effective.

The Series already qualified under the Offering Statements as of the date hereof are as follows:

Original Offering Statement (File No. 024–10896)

Series Name	Horse Name (if different)	Qualification Date:
Form 1–A
Series Palace Foal	Ocean Magic 18	February 22, 2019
POS–AM #2
Series De Mystique ’17	Dancing Destroyer	June 6, 2019
POS–AM #3
Series Martita Sangrita 17	Carpe Vinum	July 11, 2019
Series Daddy’s Joy	–	July 11, 2019
Series Vertical Threat	–	July 11, 2019
Series Shake it Up Baby	–	July 11, 2019
Series Tizamagician	–	July 11, 2019
POS–AM #4
Series Power Up Paynter	–	July 25, 2019
Series Two Trail Sioux 17	Annahilate	July 25, 2019
Series Wayne O	–	July 25, 2019
POS–AM #5
Series Big Mel	–	September 6, 2019
POS–AM #6
Series Amandrea	–	October 11, 2019
Series Keertana 18	American Heiress	October 11, 2019
Series Sunny 18	Solar Strike	October 11, 2019
Series Lazy Daisy	–	October 11, 2019

1

POS–AM #7
Series New York Claiming Package (1)	(i) Augusta Moon; and (ii) Hizaam	December 18, 2019
Series The Filly Four (2)	(i) Moonlight d’Oro; (ii) Joyful Addiction; (iii) Lady Valentine; and (iv) Shared Empire	December 18, 2019
POS–AM #8
Series Lane Way	–	February 19, 2020
POS–AM #10
Series Mo Mischief	–	May 13, 2020
Series Deep Cover	–	May 13, 2020
Series Big Mel (Addtl. 9% Interest)	–	May 13, 2020
Series Sunny 18 (Addtl. 9% Interest)	Solar Strike	May 13, 2020
POS–AM #11
Series Popular Demand	–	June 5, 2020
POS–AM #12
Series Authentic	–	June 26, 2020
Series Storm Shooter	–	June 26, 2020
POS–AM #15
Series Thirteen Stripes	–	August 7, 2020
Series Naismith	–	August 7, 2020
Series NY Exacta (3)	(i) Quick Conversation; and (ii) Psychedelic Shack	August 7, 2020
POS–AM #18
Series Apple Down Under 19	Howboutdemapples	October 30, 2020
Series Just Louise 19	Forbidden Kingdom	October 30, 2020
Series Lost Empire 19	Laforgia	October 30, 2020
POS–AM #19
Series Man Among Men	–	November 12, 2020
Series Frosted Oats	–	November 12, 2020
Series Tapitry 19	Infinite Empire	November 12, 2020
Series Classofsixtythree 19	Sixtythreecaliber	November 12, 2020
Series Cayala 19	Provacateur	November 12, 2020
Series Margaret Reay 19	A Mo Reay	November 12, 2020
Series Awe Hush 19	Can’t Hush This	November 12, 2020
Series Exonerated 19	Above Suspicion	November 12, 2020
Series Speightstown Belle 19	Ancient Royalty	November 12, 2020
Series Consecrate 19	Sacred Beauty	November 12, 2020

2

Series Latte Da 19	Inalattetrouble	November 12, 2020
Series Midnight Sweetie 19	Dolce Notte	November 12, 2020
Series Ambleside Park 19	Lookwhogotlucky	November 12, 2020
Series Athenian Beauty 19	Quantum Theory	November 12, 2020
Series Future Stars Stable (4)

(i)       Man Among Men;

(ii)      Frosted Oats;

(iii)     Tapitry 19;

(iv)     Classofsixtythree 19;

(v)      Cayala 19;

(vi)     Margaret Reay 19;

(vii)    Awe Hush 19;

(viii)   Exonerated 19;

(ix)      Speightstown Belle 19;

(x)       Consecrate 19;

(xi)      Latte Da 19;

(xii)     Midnight Sweetie 19;

(xiii)    Ambleside Park 19; and

(xiv)    Athenian Beauty 19

November 12, 2020
Series Collusion Illusion	–	November 12, 2020
POS–AM #23
Series Monomoy Girl	–	April 14, 2021
Series Got Stormy	–	April 14, 2021
Series Social Dilemma	–	April 14, 2021
POS–AM #24 and #25
Series Carrothers	–	April 30, 2021
Series Going to Vegas	–	April 30, 2021
Series Ari the Adventurer 19	Kanthari	April 30, 2021
Series Wonder Upon a Star 19	Star Six Nine	April 30, 2021
Series Echo Warrior 19	Hero Status	April 30, 2021
POS–AM #26
Series Silverpocketsfull 19	Iron Works	May 10, 2021
Series Who’sbeeninmybed 19	Micro Share	May 10, 2021
Series Into Summer 19	Malibu Mayhem	May 10, 2021
Series Mrs Whistler	–	May 10, 2021
Series Race Hunter 19	Chasing Time	May 10, 2021
Series Co Cola 19	Search Engine	May 10, 2021
Series Vow	–	May 10, 2021
Series You Make Luvin Fun 19	Magical Ways	May 10, 2021
Series Miss Sakamoto	–	May 10, 2021
Series Courtisane 19	Tap the Gavel	May 10, 2021
Series Grand Traverse Bay 19	Cornice Traverse	May 10, 2021

3

POS–AM #27
Series Our Miss Jones 19	–	June 23, 2021
Series Margarita Friday 19	Straight No Chaser	June 23, 2021
Series Queen Amira 19	Regal Rebel	June 23, 2021
Series Salute to America	–	June 23, 2021
Series Desire Street 19	Always Hopeful	June 23, 2021
POS–AM #30
Series Duke of Love	–	October 14, 2021
Series War Safe	–	October 14, 2021
Series Tufnel	–	October 14, 2021
Series Classic Cut	–	October 14, 2021
Series Essential Rose 20	Rosie’s Alibi	October 14, 2021
Series Who Runs the World	–	October 14, 2021
Series Balletic	–	October 14, 2021
Series Song of Bernadette 20	Cable Boss	October 14, 2021
POS–AM #32
Series Daring Dancer 20		January 20, 2022
Series Grand Traverse Bay 20		January 20, 2022
Series Chad Brown Bundle (5)	(i) Ein Gedi (ii) Night Combat (iii) Three Jewels	January 20, 2022

2022 Offering Statement (File No. 024–11808)

Series Name	Horse Name (if different)	Qualification Date:
Form 1–A
Series Margarita Friday 19	Straight No Chaser	April 29, 2022
Series War Safe	–	April 29, 2022
Series Tufnel	–	April 29, 2022
Series Who Runs the World	–	April 29, 2022
Series Balletic	–	April 29, 2022
Series Song of Bernadette 20	Cable Boss	April 29, 2022
Series You Make Luvin Fun 19	Magical Ways	April 29, 2022
Series Daring Dancer 20	Boppy	April 29, 2022
Series Chad Brown Bundle	Night Combat Three Jewels Ein Gedi (f.k.a. Splashdown 20)	April 29, 2022
POS–AM #1
Series Fenwick Hall 20	Inspector	May 18, 2022
Series Le Relais 20	Show Your Cards	May 18, 2022
Series Spirit 20	Phantom Ride	May 18, 2022

4

POS–AM #4
Mo Temptation	–	August 3, 2022
Moonbow 20	Cumberland Falls	August 3, 2022
My Fast One 20	One Fast Dream	August 3, 2022
Helicopter Money	–	August 3, 2022
I’m a Looker 20	Pioneer Prince	August 3, 2022
Stay Fabulous	–	August 3, 2022
POS–AM #5
Series Smart Shopping 21	Seize the Grey	September 6, 2022
Series Patsy’s Kim 21	Lady Blitz	September 6, 2022
POS–AM #8
One Last Night 21	Fancy Quality	November 29, 2022
Sarrocchi 21	Legitify	November 29, 2022
Elarose 21	Secret Crush	November 29, 2022
Song of the Lark 21	Fireball Birdie	November 29, 2022
Enchante 21	Simply Enchanting	November 29, 2022
POS–AM #9
Royal Duet (6)	San Saria 21 La Cuvee 21	February 23, 2023
Kindle 21	A Day to Remember	February 23, 2023
POS-AM #13
Adaay in Asia	–	September 27, 2023
Knarsdale 21	Seismic Beauty	September 27, 2023
Alliford Bay 21	Sweet Voyage	September 27, 2023
Lovesick 21	Here’s the Kicker	September 27, 2023
Tamboz 21	Catalyst	September 27, 2023
POS-AM#14
Blue Curl 22	Isle Blue	October 26, 2023
Savvy Sassy 22	Real Savvy	October 26, 2023
Ishvana 21	Comanche Brave	October 26, 2023
POS-AM#15
Brandy 22	Authentic Spirit	November 7, 2023
POS-AM #17
The New York Bred Bundle	Manhattan Twist Miss American Pie Bares Tripper 22 Intellectual and Saratoga Warrior	January 30, 2024
The Incredi-Bundle	Incredible and Madame Secretary
Blue Devil

5

POS-AM#18
Clair De Lune 22	Moonlit Courage	July 10, 2024
POS-AM#19
Formidable Kitt 22	Elite Heat	August 9, 2024
POS-AM#20
Stylishly 23	Black Tie Optional	August 22, 2024
Malibu Bonnie 23	Munny Problem	August 22, 2024
Spaxamillion 23	Native Brew	August 22, 2024
POS-AM#21
Blip Says Bye 23	Misstrial	November 21, 2024
POS-AM#22
Seeking a Star 23	Sirius Pursuit	December 20, 2024
POS-AM#23
STG Broodmare Band (7)	–	January 24, 2025
POS-AM#24
Thank You Note 23	Commissioned	March 27, 2025
Magic Belle 23	Mystical Belle	March 27, 2025

Current Offering Statement (File No. 024-12611)

Series Name	Horse Name (if different)	Qualification Date:
Form 1-A
Series Just Like Lucy 23	Love Like Lucy	May 29, 2025
Series Eyepopnruby 23	My Eyes On You	May 29, 2025
Series Trust But Verify	–	May 29, 2025
Series Thank You Note 23	Commissioned	May 29, 2025
Series Blue Devil	–	January 30, 2024
POS-AM#1
Series Great Hot 23	Raging Inferno	July 1, 2025
POS-AM#2
Series Wildcat Gaze 23	Shezawildone	July 21, 2025
Series Stirred 23	Stir It Up	July 21, 2025
Series Restless Rider 23	Steel the Moment	July 21, 2025
POS-AM#3
Series Thesis Break 24	Doctorate	August 28, 2025
Series Confetti 24	Start The Party	August 28, 2025
Series Slam Dunk 24	Elevated	August 28, 2025
POS-AM#4
Series Bubala 24	Bold Type	September 30, 2025
Series Great Sister Diane 24	Warranted	September 30, 2025
Series Bernin Midnight 24	Bern Rate	September 30, 2025

6

POS-AM#5
Series Carpe Fortuna 24	Circe	December 15, 2025
Series Marsh Hawk 24	Helios	December 15, 2025
Series Broodmare Band 26	–	December 15, 2025
POS-AM#6
Series Paddock Buzz	–	February 6, 2026
Series Divine Mercy 24	Absolution	February 6, 2026
Series Onthethirstyside	–	February 6, 2026
POS-AM#7
Series Sea Worthy 24	–	March 24, 2026
Series Sing Lady Sing 24	–	March 24, 2026
Series Barbie on a Budget 24	–	March 24, 2026
POS-AM#8
Series Ali Blue 24	Dalmore	April 27, 2026
Series Deep Trouble 24	–	April 27, 2026
Series Thepartyneverends 24	–	April 27, 2026

___________________

(1) Series New York Claiming Package is comprised of two (2) horses, (i) a 2016 Filly named, Augusta Moon, and (ii) a 2015 Colt named, Hizaam. On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. See below for more information.

(2) Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Moonlight d’Oro (formerly Venetian Sonata 18), (ii) a 2018 Filly named, Joyful Addiction (formerly My Sweet Addiction 18), (iii) a 2018 Filly named, Lady Valentine (formerly My Lady Lauren 18), and (iv) a 2018 Filly named, Shared Empire (formerly Sapucai 18).

(3) Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named Quick Conversation, and (ii) a 2018 Colt named Psychedelic Shack.

(4) Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19).

(5) Series Chad Brown Bundle is comprised of three (3) horses, (i) a 2020 Filly named Night Combat, (ii) a 2020 Colt named Three Jewels and (iii) a 2020 Filly named Ein Gedi.

(6) Series Royal Duet is comprised of two (2) horses, (i) a 2021 Filly named San Saria 21 and (ii) a 2021 Colt named La Cuvee 21.

(7) Series STG Broodmare Band is comprised of seven (7) horses, (i) a 2019 Broodmare named Joke Sisi (CHI) in foal to Yaupon, (ii) 2025 Colt named Joke Sisi 25, (iii) a 2018 Broodmare named Community Adjusted is to be bred to Fierceness, (iv) 2025 Filly named Community Adjusted 25, (v) 2026 Colt named Community Adjusted 26, (vi) a 2019 Broodmare named Tiffany’s Mo in foal to Locked, , (vii) 2025 Colt named Tiffany’s Mo 25. See related Form 1-U filings for updates to Series STG Broodmare Band since the offering.

(8) Series Broodmare Band 26 is comprised of four (4) horses, (i) a 2021 Broodmare named Littlest Warrior is to be bred to Seize the Grey , (ii) 2026 Colt named Littlest Warrior 26, (iii) 2026 Filly named Lazara 26, and (iv) 2026 Colt named Sintra 26. See Form 1-U filings for updates to Series Broodmare Band 26 since the offering.

7

Active Series

Of such Series, the following Series Interests have been qualified under Regulation A and are actively selling Series Interests as of the date hereof:

Series Membership Interests Overview
Active Offerings (Previously Qualified)
		Number of	Price to Public	Underwriting	Proceeds to
		Shares		Discounts and	Issuer (3)
				Commissions
				(1)(2)
Marsh Hawk 24	Per Unit	1	$85.00	$0.85	$84.15
	Total Maximum	7,500	$637,500.00	$6,375.00	$631,125.00

Sing Lady Sing 24	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	10,000	$840,000.00	$8,400.00	$831,600.00

Ali Blue 24	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	2,550	$512,550.00	$5,125.50	$507,424.50

8

Closed Offerings

Of such Series, the following Series Interests have been qualified under Regulation A and have subsequently either been terminated or closed after selling out of such Series Interests as of the date hereof:

Series Membership Interests Overview
Closed/ Terminated Offerings
		Number of	Price to Public	Underwriting	Proceeds to
		Shares		Discounts and	Issuer (3)
				Commissions
				(1)(2)
Series Carrothers	Per Unit	1	$101.00	$1.01	$99.99
	Total Maximum	5,100	$515,100.00	$5,151.00	$509,949.00
Series Echo Warrior 19	Per Unit	1	$58.00	$0.58	$57.42
	Total Maximum	6,000	$348,000.00	$3,480.00	$344,520.00
Series Vow	Per Unit	1	$179.00	$1.79	$177.21
	Total Maximum	2,000	$358,000.00	$3,580.00	$354,420.00
Series Miss Sakamoto	Per Unit	1	$54.00	$0.54	$53.46
	Total Maximum	6,000	$324,000.00	$3,240.00	$320,760.00
Series Our Miss Jones 19	Per Unit	1	$156.00	$1.56	$154.44
	Total Maximum	1,200	$187,200.00	$1,872.00	$185,328.00
Series Desire Street 19	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	1,020	$205,020.00	$2,050.20	$202,969.80
Series Duke of Love	Per Unit	1	$142.00	$1.42	$140.58
	Total Maximum	2,000	$284,000.00	$2,840.00	$281,160.00
Series Essential Rose 20	Per Unit	1	$105.00	$1.05	$103.95
	Total Maximum	10,000	$1,050,000.00	$10,500.00	$1,039,500.00
Series Grand Traverse Bay 20	Per Unit	1	$121.00	$1.21	$119.79
	Total Maximum	750	$90,750.00	$907.50	$89,842.50
Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50
Series Chad Brown Bundle	Per Unit	1	$234.00	$2.34	$231.66
	Total Maximum	5,000	$1,170,000.00	$11,700.00	$1,158,300.00
Series Song of Bernadette 20	Per Unit	1	$97.00	$0.97	$96.03
	Total Maximum	5,100	$494,700.00	$4,947.00	$489,753.00
Fenwick Hall 20	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	1,200	$242,400.00	$2,424.00	$239,976.00
Series War Safe	Per Unit	1	$146.00	$1.46	$144.54
	Total Maximum	2,000	$292,000.00	$2,920.00	$289,080.00
Spirit 20	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	3000	$252,000.00	$2,520.00	$249,480.00

9

Series Margarita Friday 19	Per Unit	1	$166.00	$1.66	$164.34
	Total Maximum	2000	$332,000.00	$3,320.00	$328,680.00
Series Tufnel	Per Unit	1	$62.00	$0.62	$61.38
	Total Maximum	5,200	$322,400.00	$3,224.00	$319,176.00
Series Who Runs the World	Per Unit	1	$104.00	$1.04	$102.96
	Total Maximum	5100	$530,400.00	$5,304.00	$525,096.00
Series Balletic	Per Unit	1	$80.00	$0.80	$79.20
	Total Maximum	10000	$800,000.00	$8,000.00	$792,000.00
Le Relais 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	3,000	$495,000.00	$4,950.00	$490,050.00
Stay Fabulous	Per Unit	1	$124.00	$1.24	$122.76
	Total Maximum	2,500	$310,000.00	$3,100.00	$306,900.00
My Fast One 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	2,000	$330,000.00	$3,300.00	$326,700.00
Moonbow 20	Per Unit	1	$86.00	$0.86	$85.14
	Total Maximum	2,500	$215,000.00	$2,150.00	$212,850.00
Helicopter Money	Per Unit	1	$67.00	$0.67	$66.33
	Total Maximum	3,000	$201,000.00	$2,010.00	$198,990.00
Series You Make Luvin Fun 19	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	6,000	$450,000.00	$4,500.00	$445,500.00
Mo Temptation	Per Unit	1	$87.00	$0.87	$86.13
	Total Maximum	3,500	$304,500.00	$3,045.00	$301,455.00
I'm a Looker 20	Per Unit	1	$145.00	$1.45	$143.55
	Total Maximum	4,000	$580,000.00	$5,800.00	$574,200.00
Smart Shopping 21	Per Unit	1	$127.00	$1.27	$125.73
	Total Maximum	5,000	$635,000.00	$6,350.00	$628,650.00
Sarrocchi 21	Per Unit	1	$128.00	$1.28	$126.72
	Total Maximum	5,000	$640,000.00	$6,400.00	$633,600.00
Elarose 21	Per Unit	1	$64.00	$0.64	$63.36
	Total Maximum	10,000	$640,000.00	$6,400.00	$633,600.00
Song of the Lark 21	Per Unit	1	$137.00	$1.37	$135.63
	Total Maximum	2,550	$349,350.00	$3,493.50	$345,856.50
Patsy's Kim 21	Per Unit	1	$133.00	$1.33	$131.67
	Total Maximum	5,000	$665,000.00	$6,650.00	$658,350.00
One Last Night 21	Per Unit	1	$113.00	$1.13	$111.87
	Total Maximum	3,000	$339,000.00	$3,390.00	$335,610.00
Enchante 21	Per Unit	1	$99.00	$0.99	$98.01
	Total Maximum	6,000	$594,000.00	$5,940.00	$588,060.00
Kindle 21	Per Unit	1	$71.00	$0.71	$70.29
	Total Maximum	5,500	$390,500.00	$3,905.00	$386,595.00

10

Royal Duet	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	5,100	$1,030,200.00	$10,302.00	$1,019,898.00
Savvy Sassy 22	Per Unit	1	$148.00	$1.48	$146.52
	Total Maximum	3,750	$555,000.00	$5,550.00	$549,450.00
Ishvana 21	Per Unit	1	$68.00	$0.68	$67.32
	Total Maximum	5,100	$346,800.00	$3,468.00	$343,332.00
Knarsdale 21	Per Unit	1	$112.00	$1.12	$110.88
	Total Maximum	5,100	$571,200.00	$5,712.00	$565,488.00
Alliford Bay 21	Per Unit	1	$93.00	$0.93	$92.07
	Total Maximum	3,750	$348,750.00	$3,487.50	$345,262.50
Lovesick 21	Per Unit	1	$39.00	$0.39	$38.61
	Total Maximum	13,333	$519,987.00	$5,199.87	$514,787.13
Tamboz 21	Per Unit	1	$103.00	$1.03	$101.97
	Total Maximum	6,500	$669,500.00	$6,695.00	$662,805.00
Brandy 22	Per Unit	1	$85.00	$0.85	$84.15
	Total Maximum	9,000	$765,000.00	$7,650.00	$757,350.00
The Incredi- Bundle	Per Unit	1	$108.00	$1.08	$106.92
	Total Maximum	10,200	$1,101,600.00	$11,016.00	$1,090,584.00
Blue Curl 22	Per Unit	1	$81.00	$0.81	$80.19
	Total Maximum	5,100	$413,100.00	$4,131.00	$408,969.00
Adaay In Asia	Per Unit	1	$82.00	$0.82	$81.18
	Total Maximum	5,100	$418,200.00	$4,182.00	$414,018.00
The NY Bred Bundle	Per Unit	1	$225.00	$2.25	$222.75
	Total Maximum	5,100	$1,147,500.00	$11,475.00	$1,136,025.00
Clair De Lune 22	Per Unit	1	$83.00	$0.83	$82.17
	Total Maximum	5,000	$415,000.00	$4,150.00	$410,850.00
Stylishly 23	Per Unit	1	$228.00	$2.28	$225.72
	Total Maximum	5,000	$1,140,000.00	$11,400.00	$1,128,600.00
Formidable Kitt 22	Per Unit	1	$132.00	$1.32	$130.68
	Total Maximum	5,000	$660,000.00	$6,600.00	$653,400.00
Malibu Bonnie 23	Per Unit	1	$79.00	$0.79	$78.21
	Total Maximum	10,000	$790,000.00	$7,900.00	$782,100.00
Spanxamillion 23	Per Unit	1	$174.00	$1.74	$172.26
	Total Maximum	5,000	$870,000.00	$8,700.00	$861,300.00
Blip Says Bye 22	Per Unit	1	$78.00	$0.78	$77.22
	Total Maximum	10,000	$780,000.00	$7,800.00	$772,200.00
Seeking a Star 23	Per Unit	1	$118.00	$1.18	$116.82
	Total Maximum	3,000	$354,000.00	$3,540.00	$350,460.00
STG Broodmare Band	Per Unit	1	$235.00	$2.35	$232.65
	Total Maximum	5,000	$1,175,000.00	$11,750.00	$1,163,250.00

Magic Belle 23	Per Unit	1	$1,200.00	$12.00	$1,188.00
	Total Maximum	300	$360,000.00	$3,600.00	$356,400.00
Thank You Note 23	Per Unit	1	$144.00	$1.44	$142.56
	Total Maximum	5,000	$720,000.00	$7,200.00	$712,800.00
Blue Devil	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	5,100	$382,500.00	$3,825.00	$378,675.00
Just Like Lucy 23	Per Unit	1	$77.00	$0.77	$76.23
	Total Maximum	5,100	$392,700.00	$3,927.00	$388,773.00

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Trust But Verify	Per Unit	1	$77.00	$0.77	$76.23
	Total Maximum	13,333	$1,026,641.00	$10,266.41	$1,016,374.59
Eyepopnruby 23	Per Unit	1	$79.00	$0.79	$78.21
	Total Maximum	5,100	$402,900.00	$4,029.00	$398,871.00
Great Hot 23	Per Unit	1	$1,400.00	$14.00	$1,386.00
	Total Maximum	250	$350,000.00	$3,500.00	$346,500.00
Wildcat Gaze 23	Per Unit	1	$196.00	$1.96	$194.04
	Total Maximum	1,100	$215,600.00	$2,156.00	$213,444.00
Restless Rider 23	Per Unit	1	$119.00	$1.19	$117.81
	Total Maximum	10,000	$1,190,000.00	$11,900.00	$1,178,100.00
Bernin Midnight 24	Per Unit	1	$1,800.00	$18.00	$1,782.00
	Total Maximum	250	$450,000.00	$4,500.00	$445,500.00
Stirred 23	Per Unit	1	$150.00	$1.50	$148.50
	Total Maximum	3,500	$525,000.00	$5,250.00	$519,750.00
Broodmare Band 26	Per Unit	1	$224.00	$2.24	$221.76
	Total Maximum	3,000	$672,000.00	$6,720.00	$665,280.00
Bubala 24	Per Unit	1	$117.00	$1.17	$115.83
	Total Maximum	5,100	$596,700.00	$5,967.00	$590,733.00
Great Sister Diane 24	Per Unit	1	$116.00	$1.16	$114.84
	Total Maximum	6,000	$696,000.00	$6,960.00	$689,040.00
Thesis Break 24	Per Unit	1	$87.00	$0.87	$86.13
	Total Maximum	5,100	$443,700.00	$4,437.00	$439,263.00
Carpe Fortuna 24	Per Unit	1	$170.00	$1.70	$168.30
	Total Maximum	2,550	$433,500.00	$4,335.00	$429,165.00
Slam Dunk 24	Per Unit	1	$122.00	$1.22	$120.78
	Total Maximum	10,000	$1,220,000.00	$12,200.00	$1,207,800.00
Confetti 24	Per Unit	1	$117.00	$1.17	$115.83
	Total Maximum	6,000	$702,000.00	$7,020.00	$694,980.00
Divine Mercy 24	Per Unit	1	$206.00	$2.06	$203.94
	Total Maximum	2,500	$515,000.00	$5,150.00	$509,850.00

Barbie on a Budget 24	Per Unit	1	$1,275.00	$12.75	$1,262.25
	Total Maximum	250	$318,750.00	$3,187.50	$315,562.50

Paddock Buzz	Per Unit	1	$302.00	$3.02	$298.98
	Total Maximum	1,250	$377,500.00	$3,775.00	$373,725.00

Thepartyneverends 24	Per Unit	1	$1,525.00	$15.25	$1,509.75
	Total Maximum	200	$305,000.00	$3,050.00	$301,950.00

Onthethirstyside	Per Unit	1	$250.00	$2.50	$247.50
	Total Maximum	1,000	$250,000.00	$2,500.00	$247,500.00

Sea Worthy 24	Per Unit	1	$83.00	$0.83	$82.17
	Total Maximum	7,500	$622,500.00	$6,225.00	$616,275.00

Deep Trouble 24	Per Unit	1	$162.00	$1.62	$160.38
	Total Maximum	6,500	$1,053,000.00	$10,530.00	$1,042,470.00

(1)	The Company has engaged Dalmore Group, LLC (“Dalmore”), Member FINRA/SIPC, to act as the broker/dealer of record for all offerings and, thus, they will be entitled to a Brokerage Fee as reflected and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” and per the Broker–Dealer Agreement as described in the Offering Statements.

12

(2)	No underwriter has been engaged in connection with the offering of Series Interests (the “Offering”). The securities being offered in the New Offering Statement will only be offered through Dalmore Group LLC, which acts as the broker/dealer of record and is a registered broker dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to distribute all offerings of membership interests in any series of the Company principally through the MyRacehorse™ Platform as described in greater detail under “Plan of Distribution and Subscription Procedure” as described in the Offering Statement.

(3)	The use of proceeds for each Series described in the Offering Statements assumes a fully subscribed Series, including interests previously issued under prior offerings of the applicable Series Interests, if any.

(4)	The Company has authorized an offering of up to 600 series interests in Vertical Threat. The Company previously sold 63 series interests in Vertical Threat pursuant to an exemption based California intrastate offering permit (the “Prior Vertical Threat Sale”). These series interests were sold for $210 per series interest, the same price as in the Series Vertical Threat Offering. As a result, the Company is only offering a total of 537 Series Vertical Threat Interests in the Series Vertical Threat Offering under Regulation A. On November 6, 2021, Vertical Threat, the 2017 Colt that was the Underlying Asset for the Series Vertical Threat, died. See also the Company’s Form 1–U filed with the SEC on November 10, 2021.

(5)

On December 30, 2019, the Company approved a forward split of the Series Membership Interests of Series Big Mel (the “Series Big Mel Interests”), at a ratio of 5–for–1 (the “Split”). As a result of the foregoing, the total number of Series Big Mel Interests held by each member of Series Big Mel only will be converted automatically into the number of Series Big Mel Interests equal to (i) the number of issued and outstanding Series Big Mel Interests held by such member immediately prior to the Split, multiplied by (ii) 5. No fractional Series Big Mel Interests will be issued, and no cash or other consideration will be paid. The Series Big Mel Interests are held in electronic form with the Company’s transfer agent. Members do not have to take any action as the effect of the Split will be automatically reflected in each member’s online account. Immediately after the Split, each member’s percentage ownership interest in Series Big Mel will remain unchanged. The rights and privileges of the Series Big Mel members will be otherwise unaffected by the Split. As a result of the Split, the terms of the Series Big Mel Offering will be proportionally adjusted as follows: (i) the Total Maximum of Series Big Mel Interests offered will be increased to 5,100 and (ii) the price per Series Big Mel Interest will be decreased to $121. The overall value of Series Big Mel, including the aggregate offering amount of $617,100 and the corresponding use of proceeds will remain unchanged. The practical effect of the Split is to allow the Company to issue Series Big Mel Interests in smaller increments than originally contemplated without affecting any existing member’s percentage interests in Series Big Mel or the overall economics of the Series Big Mel Offering. See also the Company’s Form 1–U filed with the SEC on December 30, 2019.

On March 25, 2020, the Company acquired an additional 9% interest in Big Mel, taking its total interest to 60%. As such, the Company has added an additional 900 Series Big Mel Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 total Series Big Mel Interests are authorized in Series Big Mel.

On December 9, 2020, the Company purchased the remaining 40% ownership interest in Big Mel. As a result, Series Big Mel will now hold a 100% interest in Big Mel. In exchange, Series Big Mel now also has responsibility for 100% of the operating expenses associated with Big Mel. See also the Company’s Form 1–U filed with the SEC on December 11, 2020.

On August 5, 2021, Big Mel was retired from racing and will be re–trained as an off track thoroughbred horse. After making the applicable, pro rata distribution payment to members of Series Big Mel, net of any and all expenses, the Manager intends to terminate and wind up Series Big Mel because Series Big Mel would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 10, 2021.

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(6)

On March 25, 2020, the Company acquired an additional 9% interest in Solar Strike (Series Sunny 18), taking its total interest to 60%. As such, the Company has added an additional 900 Series Sunny 18 Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 Series Sunny 18 Interests are authorized in Series Sunny 18.

On July 27, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co–Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1–U filed with the SEC on July 28, 2020.

On November 23, 2020, the Company purchased the remaining 40% ownership interest in Solar Strike, the 2018 Colt that is the Underlying Asset of Series Sunny 18. As a result, Series Sunny 18 will now hold a 100% interest in Solar Strike. In exchange, Series Sunny 18 now also has responsibility for 100% of the operating expenses associated with Solar Strike. See also the Company’s Form 1–U filed with the SEC on November 30, 2020.

On July 19, 2020, the Series Sunny 18 Offering was sold out and closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2021.

(7)

Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Venetian Sonata 18, (ii) a 2018 Filly named, My Sweet Addiction 18, (iii) a 2018 Filly named, My Lady Lauren 18, and (iv) a 2018 Filly named, Sapucai 18.

As of April 1, 2022, the Manager is closing the account for Series The Filly Four which has held ownership interests in four 2018 fillies – Shared Empire (Pioneer of the Nile out of Sapucai), Lady Valentine (Into Mischief out of My Lady Lauren), Joyful Addiction (Munnings out of My Sweet Addiction) and Moonlight d’Oro (Medaglia d’Oro out of Venetian Sonata). All four fillies retired from racing for Series The Filly Four and have been sold. Moonlight d’Oro is the final sale as of April 1, 2022. The sale of Moonlight d’Oro was completed via a private sale instead of public auction and this necessitated the amendment of the November 25, 2019 Agreement of Purchase of Sale and Co–Ownership (the “Co–Ownership Agreement”). The amendment to the Co–Ownership Agreement is titled “Addendum to Agreement of Purchase, Sale, and Co–Ownership”, is dated as of March 31, 2022. See also the Company’s Form 1–U filed with the SEC on February 24, 2022. After making the pro rata distribution payment, if any, to members of Series The Filly Four, net of any and all Expenses, the Manager intends to terminate and wind–up Series The Filly Four because Series The Filly Four would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 6, 2022.

(8)	Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named, Quick Conversation, and (ii) a 2018 Colt named, Psychedelic Shack

(9)

Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19.

On December 18, 2020, the Company filed Post–Qualification Amendment No. 20 to its offering statement on Form 1–A with the SEC and disclosed that all of the Series Interests offered for Series Future Stars Stable were sold out as of November 21, 2020. However, certain investors that tried to purchase Series Interests of Series Future Stars Stable were not able to complete their transaction because of failed ACH payment attempts. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Future Stars Stable that were not sold.

On April 26, 2021, Ancient Royalty, one of the underlying assets of Series Future Stars Stable, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1–U filed with the SEC on April 30, 2021. Due to the value of mortality insurance and the large volume of other assets in Series Future Stars Stable, the Series Future Stars Stable Offering will remain active.

On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.

14

(10)	Series Action Bundle is comprised of three (3) horses: (i) a 2017 Filly named His Glory, (ii) a 2015 Filly named Altea, and (iii) a 2016 Filly named Bohemian Bourbon.

(11)	On April 2, 2021, the Company purchased the remaining 20% ownership interest in Deep Cover, the 2018 Colt that is the Underlying Asset of Series Deep Cover. As a result, Series Deep Cover will now hold a 100% interest in Deep Cover. In exchange, Series Deep Cover now also has responsibility for 100% of the operating expenses associated with Deep Cover as of March 28, 2021. See also the Company’s Form 1–U filed with the SEC on April 6, 2021.

(12)	The Company has authorized an offering of up to 600 series interests in Carpe Vinum (f.k.a. Martita Sangrita 17). The Company previously sold 24 series interests in Carpe Vinum pursuant to an exemption based California intrastate offering permit (the “Prior Carpe Vinum Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Martita Sangrita 17 Offering. As a result, the Company is only offering a total of 576 Series Martita Sangrita 17 Interests in the Series Martita Sangrita 17 Offering under Regulation A.

(13)	The Company has authorized an offering of up to 600 series interests in Tizamagician. The Company previously sold 261 series interests in Tizamagician pursuant to an exemption based California intrastate offering permit (the “Prior Tizamagician Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Tizamagician Offering. As a result, the Company is only offering a total of 339 Series Tizamagician Interests in the Series Tizamagician Offering under Regulation A.

(14)	On March 9, 2021, the Company purchased the remaining 40% ownership interest in Lane Way, the 2017 Colt that is the Underlying Asset of Series Lane Way. As a result, Series Lane Way will now hold a 100% interest in Lane Way. In exchange, Series Lane Way now also has responsibility for 100% of the operating expenses associated with Lane Way. See also the Company’s Form 1–U filed with the SEC on March 15, 2021.

(15)	As of December 31, 2020, Series Interests in Series Collusion Illusion were fully subscribed. However, certain investors that tried to purchase Series Interests in Series Collusion Illusion were not able to complete their transaction either because of (a) failed ACH payment attempts, or (b) a cancellation/refund of such transaction. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Collusion Illusion that were not sold.

(16)	On December 30, 2020, the Company purchased the remaining 45% ownership interest in Amandrea, the 2016 Filly that is the Underlying Asset of Series Amandrea, for $11,250. As a result, Series Amandrea will now hold a 100% interest in Amandrea. In exchange, Series Amandrea now also has responsibility for 100% of the operating expenses associated with Amandrea. See also the Company’s Form 1–U filed with the SEC on January 6, 2021.

(17)	On July 12, 2021, Amandrea was sold at public auction as a broodmare prospect for $7,000. After making the applicable, pro rata distribution payment to members of Series Amandrea, net of any and all expenses, the Manager intends to terminate and wind up Series Amandrea because Series Amandrea would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 16, 2021.

(18)	On September 24, 2021, Mo Mischief, the Underlying Asset of Series Mo Mischief, was entered into a claiming race. Mo Mischief was claimed and thereby sold for $25,000, the listed claiming price. In addition, Mo Mischief won the claiming race and thus earned net race earnings from the race a portion of which are revenues to Series Mo Mischief. After making the applicable, pro rata distribution payment to members of Series Mo Mischief, net of any and all expenses, the Manager intends to terminate and wind up Series Mo Mischief because Series Mo Mischief would no longer have any assets or liabilities See also the Company’s Form 1–U filed with the SEC on September 30, 2021.

(19)	On October 15, 2021, the Company announced the retirement of Popular Demand, the Underlying Asset of Series Popular Demand, due to repetitive injuries which were deemed too risky to continue pursuing a racing career. Popular Demand had no breeding or residual value and was donated to an off–the–track program for re–homing. After making the pro rata distribution payment to members of Series Popular Demand, net of any and all Expenses, the Manager intends to terminate and wind up Series Popular Demand because Series Popular Demand would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on October 21, 2021.

15

(20)	On September 22, 2021, Monomoy Girl, the Underlying Asset of Series Monomoy Girl, was retired from racing. Monomoy Girl was acquired pursuant to a racing lease arrangement. The racing lease provided that, in the event the horse was retired, the horse owner was obligated to return a pro rata portion of the lease fee remaining for Series Monomoy Girl. As a result, a pro rata portion of the lease fee was returned to Series Monomoy Girl. After making the distribution payment to members of Series Monomoy Girl, net of any and all Expenses, the Manager intends to terminate and wind up Series Monomoy Girl because Series Monomoy Girl would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on September 22, 2021.

(21)	On November 8, 2021, Got Stormy, the Underlying Asset of Series Got Stormy, was retired from racing. Got Stormy was acquired pursuant to a racing lease arrangement and the retirement was anticipated. After making any pro rata distribution payment (if any) to members of Series Got Stormy, net of any and all Expenses, the Manager intends to terminate and wind–up Series Got Stormy because Series Got Stormy would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2021.

(22)	On or about January 23, 2022, Malibu Mayhem, a 2019 Colt, the Underlying Asset of Series Into Summer 19 suffered injuries to his left front sesamoids at Santa Anita race track. It was determined on January 24, 2022 to have surgery performed and that the injuries were career ending. After making the pro rata distribution payment, if any, to members of Series Into Summer 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Into Summer 19 because Series Into Summer 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 27, 2022.

(23)	As of January 25, 2022, the Manager is closing the account for Howboutdemapples, a 2019 filly, the Underlying Asset of Series Apple Down Under 19 following a November 24, 2021 race at Churchill Downs where Howboutdemapples was claimed for $50,000. After making any pro rata distribution payment, if any, to members of Series Apple Down Under 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Apple Down Under 19 because Series Apple Down Under 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 27, 2022.

(24)	As of February 15, 2022, the Manager is closing the account for Sacred Beauty, a 2019 filly, the Underlying Asset of Series Consecrate 19 following a February 11, 2022 race at Golden Gate where Sacred Beauty was claimed for $16,000. After making the pro rata distribution payment, if any, to members of Series Consecrate 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Consecrate 19 because Series Consecrate 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 23, 2022.

(25)	As of February 15, 2022, the Manager has determined to retire and close the account for Power Up Paynter, a 2017 gelding. After making any pro rata distribution payment, if any, to members of Series Power Up Paynter, net of any and all Expenses, the Manager intends to terminate and wind–up Series Power Up Paynter because Series Power Up Paynter would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 23, 2022.

(26)	As of February 19, 2022, the Manager is closing the account for Series Athenian Beauty 19 that owns Quantum Theory, a 2019 colt, following a February 19, 2022 race at Gulfstream Park where Quantum Theory was claimed for $35,000. After making the pro rata distribution payment, if any, to members of Series Athenian Beauty 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Athenian Beauty 19 because Series Athenian Beauty 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 24, 2022.

(27)	As of March 15, 2022, the Manager is closing the account for Series Wonder Upon A Star 19 that owns Star Six Nine, a 2019 colt, due to a decision to retire the colt from racing. Star Six Nine has no breeding or residual value and is being donated to an off–the–track program for re–homing. After making the pro rata distribution payment, if any, to members of Series Wonder Upon A Star 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Wonder Upon A Star 19 because Series Wonder Upon A Star 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on March 13, 2022. See also the Company’s Form 1–U filed with the SEC on March 18, 2022.

(28)	On August 4, 2022, Show Your Cards, the underlying asset of Series Le Relais 20, was humanely euthanized. The Company held mortality insurance on Show Your Cards. After making the applicable, pro rata distribution payment to members of Series Le Relais 20, net of any and all expenses, the Manager intends to terminate and wind-up Series Le Relais 20 because Series Le Relais 20 will no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 8, 2022.

16

(29)	On November 7, 2022, Going to Vegas, underlying asset of Series Going to Vegas, was sold for $765,000.00 at Fasig Tipton Night of the Stars Sale. The Series Going to Vegas owned 51% of the horse. After making the applicable, pro rata distribution payment to members of Series Going to Vegas, net of any and all expenses, the Manager intends to terminate and wind up Series Going to Vegas because Series Going to Vegas would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(30)	On November 7, 2022, A Mo Reay, underlying asset of Series Margaret Raey 19, was sold for $164,000.00 at Fasig Tipton Night of the Stars Sale. The Series Margaret Raey 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Margaret Raey 19, net of any and all expenses, the Manager intends to terminate and wind up Series Margaret Raey 19 because Series Margaret Raey 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(31)	On November 8, 2022, Dolce Notte, underlying asset of Series Midnight Sweetie 19, was sold for $106,600.00 at the Keeneland November Breeding Stock Sale. The Series Midnight Sweetie 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Midnight Sweetie 19, net of any and all expenses, the Manager intends to terminate and wind up Series Midnight Sweetie 19 because Series Midnight Sweetie 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(32)	On November 10, 2022, Cornice Traverse, underlying asset of Series Grand Traverse Bay 19, was sold for $24,000.00 at the Keeneland November Breeding Stock Sale. The Series Grand Traverse Bay 19 owned 75% of the horse. After making the applicable, pro rata distribution payment to members of Series Grand Traverse Bay 19, net of any and all expenses, the Manager intends to terminate and wind up Series Grand Traverse Bay 19 because Series Grand Traverse Bay 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(33)	On November 17, 2022, Provocateur, underlying asset of Series Cayala 19, was sold for $82,000.00 at the Keeneland November Breeding Stock Sale. The Series Cayala 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Cayala 19, net of any and all expenses, the Manager intends to terminate and wind up Series Cayala 19 because Series Cayala 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 23, 2022.

(34)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.

(35)	As of December 3, 2022, the Manager is closing the account for Series Carrothers that owns 51% of Carrothers, following being claimed at Gulfstream Park for $25,000.00. After making the pro rata distribution payment, if any, to members of Series Carrothers, net of any and all Expenses, the Manager intends to terminate and wind–up Series Carrothers because Series Carrothers would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on December 7, 2022.

(36)	On January 4, 2023, Tizamagician, underlying asset of Series Tizamagician, was sold for $60,000.00 to a third party breeding farm. The Series Tizamagician owned 60% of the horse. After making the applicable, pro rata distribution payment to members of Series Tizamagician, net of any and all expenses, the Manager intends to terminate and wind up Series Tizamagician because Series Tizamagician would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 9, 2023.

(37)	As of January 27, 2023, the Manager is closing the account for Series Salute to America that owns 100% of Salute to America, following being claimed at Aqueduct Racetrack for $25,000.00. After making the pro rata distribution payment, if any, to members of Series Salute to America, net of any and all Expenses, the Manager intends to terminate and wind–up Series Salute to America because Series Salute to America would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

17

(38)	On February 1, 2023, Thirteen Stripes, underlying asset of Series Thirteen Stripes, was sold for $2,500.00 to a third party privately. The Series Thirteen Stripes owned 100% of the horse. The Manager does not expect there to be any distribution, but will distribute to member of Series Thirteen Stripes such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Thirteen Stripes, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

(39)	On January 31, 2023, Above Suspicion, underlying asset of Series Exonerated 19, was sold for $33,000.00 to a third party privately. The Series Exonerated 19 owned 41% of the horse. A 10% interest of Above Suspicion was also held as one of several Underlying Assets held by Series Future Stars Stable. The Manager does not expect there to be any distribution, but will distribute to member of Series Exonerated 19 such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Exonerated 19, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

(40)	On February 7, 2023, Infinite Empire, underlying asset of Series Tapitry 19, was sold for $92,000.00 to a third party breeding farm. The Series Tapitry 19 owned 41% of the horse. A 10% interest of Infinite Empire was also held as one of several Underlying Assets held by Series Future Stars Stable. After making the applicable, pro rata distribution payment to members of Series Tapitry 19, net of any and all expenses, the Manager intends to terminate and wind up Series Tapitry 19 because Series Tapitry 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 9, 2023.

(41)	As of February 12, 2023, the Manager is closing the account for Series Stay Fabulous that owns 75% of Stay Fabulous, following being claimed at Oaklawn Park for $30,000.00. After making the distribution payment, if any, to members of Series Stay Fabulous, net of any and all Expenses, the Manager intends to terminate and wind–up Series Stay Fabulous because Series Stay Fabulous would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 16, 2023.

(42)	As of February 20, 2023, the Manager is closing the account for Series Naismith that owns 100% of Naismith, following being claimed at Santa Anita Park for $32,000.00. After making the distribution payment, if any, to members of Series Naismith, net of any and all Expenses, the Manager intends to terminate and wind–up Series Naismith because Series Naismith would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 24, 2023.

(43)	As of April 12, 2023, the Manager is closing the account for Series War Safe that owns War Safe, a 2019 gelding, due to a decision to retire the gelding from racing. After making the distribution payment, if any, to members of Series War Safe net of any and all Expenses, the Manager intends to terminate and wind–up Series War Safe because Series War Safe would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

(44)	As of April 12, 2023, the Manager is closing the account for Series NY Exacta that owns Quick Conversation, a 2018 mare, due to a decision to retire the mare from racing. After making the distribution payment, if any, to members of Series NY Exacta net of any and all Expenses, the Manager intends to terminate and wind–up Series NY Exacta because Series NY Exacta would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

(45)	On April 14, 2023, Series Tufnel has purchased from third party owners a 48% interest in a 2020 colt named Tufnel. Prior to April 14, 2023, Series Tufnel owned 52% of Tufnel and now owns 100% of the colt and shall have sole responsibility for the management of the colt including operating expenses. The 48% interest was purchased in the amount of $14,400 from Spendthrift Farm LLC and Brad Cox Colts Group pursuant to a written agreement. The Company intends to continue to operate Series Tufnel and try to maximize the racing career and asset value of the colt. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

18

(46)	As of April 21, 2023, the Manager is closing the account for Series You Make Luvin Fun 19 that owns Magical Ways, following being claimed at Aqueduct Racetrack for $40,000.00. After making the prorata distribution payment, if any, to members of Series You Make Luvin Fun 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series You Make Luvin Fun 19 because Series You Make Luvin Fun 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 25, 2023.

(47)	As of April 20, 2023, the Company and Spendthrift Farm, LLC, a Kentucky limited liability company (“Spendthrift”) entered into an “Agreement of Sale and Termination of Co-Ownership” (the “Agreement”). The Agreement relates to a 2019 colt Kanthari which is an asset of My Racehorse CA, LLC Series Ari The Adventurer 19. Pursuant to the Agreement, the Company purchased Spendthrift’s 49% interest in Kanthari and thereby became the 100% owner of the colt. The Agreement effectively terminates the “Agreement of Purchase, Sale and Co-Ownership” for Kanthari which was signed by the parties on or about April 1, 2021 (the “Co-Ownership Agreement”). The Agreement terminates all future obligations of the Company and Spendthrift under the Co-Ownership Agreement. In particular, responsibility for training and other bills incurred by Kanthari after April 20, 2023 shifts from Spendthrift to the Company. Further, Spendthrift is no longer responsible for paying Company a bonus in the event Kanthari wins a Grade 1 race and the Company is no longer responsible for reimbursing Spendthrift for training fees previously incurred by Spendthrift. The Company intends to continue to operate Series Ari the Adventurer 19 and try to maximize the racing career and asset value of the colt. See also the Company’s Form 1–U filed with the SEC on April 25, 2023.

(48)	As of July 22, 2023, the Manager is closing the account for Series Fenwick Hall 20 that owns 60% of Inspector, following being claimed at Saratoga Racecourse for $25,000.00. After making the distribution payment, if any, to members of Series Fenwick Hall 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series Fenwick Hall 20 because Series Fenwick Hall 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2023.

(49)	On October 27, 2023 it was determined that Ishvana 21, the underlying asset of Series Ishvana 21, suffered a career ending injury and shares would not be offered for sale.

(50)	On November 8, 2023, Sixtythreecaliber, underlying asset of Series Classofsixtythree 19, was sold for $400,000.00 at the Fasig Tipton Night of the Stars Sale. The Series Classofsixtythree 19 owned 50% of the horse. A 10% interest of Sixtythreecaliber was also held as one of several Underlying Assets held by Series Future Stars Stable. After making the applicable, pro rata distribution payment to members of Classofsixtythree 19, net of any and all expenses, the Manager intends to terminate and wind up Series Classofsixtythree 19 because Series Classofsixtythree 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 13, 2023.

(51)	As of January 25, 2024, the Manager is closing the account for Series My Fast One 20 that owns 100% of One Fast Dream, following being claimed at Gulfstream Park for $12,500.00. After making the distribution payment, if any, to members of Series My Fast One 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series My Fast One 20 because Series My Fast One 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 29, 2024.

(52)	On February 15, 2024, Micro Share, underlying asset of Series Who’sbeeninmybed 19, was retired and sold as a broodmare to Co-Owner Spendthrift Farm. The Series Who’sbeeninmybed 19 owned 51% of the horse. The Manager does not expect there to be any distribution, but will distribute to member of Series Who’sbeeninmybed 19 such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Who’sbeeninmybed 19, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 16, 2024.

(53)	On May 27, 2024, Forbidden Kingdom, underlying asset of Series Just Louise 19, was sold for $310,000.00 at the Fasig Tipton May Digital Sale. The Series Just Louise 19 owned 50% of the horse . After making the applicable, pro rata distribution payment to members of Just Louise 19, net of any and all expenses, the Manager intends to terminate and wind up Series Just Louise 19 because Series Just Louise 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on May 30, 2024.

19

(54)	On May 27, 2024, Man Among Men, underlying asset of Series Man Among Men, was sold for $220,000.00 at the Fasig Tipton May Digital Sale. The Series Man Among Men owned 41% of the horse and Series Future Stars Stable owned 10% of the colt. After making the applicable, pro rata distribution payment to members of Man Among Men, net of any and all expenses, the Manager intends to terminate and wind up Series Man Among Men because Series Man Among Men would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on May 30, 2024.

(55)	On July 9, 2024, My Racehorse CA LLC Series Smart Shopping 21, a Nevada series limited liability company (“Series Smart Shopping 21”) which owns 100% of “Seize the Grey” as its underlying asset, and Gainesway Thoroughbreds Ltd., a Kentucky corporation (the “Purchaser”) entered into a purchase and sale agreement (the “Purchase Agreement”) whereby Series Smart Shopping 21 (i) sold the breeding rights for Seize the Grey to Purchaser and (ii) agreed upon certain additional rights and restrictions related to the racing rights of Seize the Grey prior to breeding, each on the terms and conditions set forth below.

Sale of Breeding Interest

As set forth in the Purchase Agreement, Series Smart Shopping 21 sold 90% of the breeding rights to Seize the Grey to Purchase at a valuation of $3,500,000 for the entire breeding rights. This base purchase price shall be wired to Series Smart Shopping 21 by Purchaser on July 20, 2024. Series Smart Shopping 21 has retained a 10% interest in the breeding rights of Seize the Grey as part of the sale of the breeding rights.

In addition, the purchase price will increase if Seize the Grey is declared the official winner (dead heat excluded) of the following races, with Purchaser obligated to pay Series Smart Shopping 21 the following:

•	2024 Travers Stakes Win: $3 million.
•	2024 Breeders' Cup Classic Win: $4 million.
•	Other 2024 Grade 1 Win: $1 million for the first that is not the Travers or the BC Classic, and $1 million for each subsequent Grade 1.
•	Additional $1 million bonus if Seize the Grey wins the Eclipse Award for champion 3-year-old male.

Agreement on Racing Interest; Retirement Date

As part of the consideration related to the sale of the breeding rights underlying Seize the Grey, the Purchaser and Series Smart Shopping 21 agreed on the future racing schedule for Seize the Grey and his ultimate retirement date. Specifically, the parties have agreed that Seize the Grey shall be retired from racing immediately following the conclusion of the 2024 Breeders’ Cup World Championships, unless Seize the Grey is performing (either top three or within less than one length of the official winner of such race), in which case Seize the Grey can continue to race in certain circumstances as provided in the Purchase Agreement.

Bill of Sale; Syndicate Agreement

As a condition of the sale of the breeding interests of Seize the Grey to the Purchaser, the parties entered into a formal bill of sale. Additionally, Series Smart Shopping 21 and Purchaser entered into a syndicate agreement to govern the rights and obligations of the parties related to the remaining 10% of breeding rights that Series Smart Shopping 21 retained as part of the sale of the breeding interests to the Purchaser. See also the Company’s Form 1–U filed with the SEC on July 15, 2024.

(56)	As of August 1, 2024, the Manager is closing the account for Series Adaay in Asia that owns 51% of Adaay in Asia, following being claimed in the 3rd race at Del Mar for $32,000.00 on July 25, 2024. After making the distribution payment, if any, to members of Series Adaay in Asia, net of any and all Expenses, the Manager intends to terminate and wind–up Series Adaay in Asia because Series Adaay in Asia would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 5, 2024.

20

(57)	As of August 2, 2024, the Manager is closing the account for Series Looker 20 that owns 100% of Pioneer Prince, following being claimed in the 6th race at Del Mar for $32,000.00 on August 1, 2024. After making the distribution payment, if any, to members of Series Looker 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series Looker 20 because Series Looker 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 5, 2024.

(58)	On November 4, 2024 Rosie’s Alibi, underlying asset of Series Essential Rose 20, was sold as a broodmare prospect for $725,000.00 at Fasig Tipton Night of the Stars Sale. The Series Essential Rose 20 owned 100% of the horse. After making the applicable, pro rata distribution payment to members of Series Essential Rose 20, net of any and all expenses, the Manager intends to terminate and wind up Series Essential Rose 20 because Series Essential Rose 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 8, 2024.

(59)	On November 7, 2024 Guinivere, underlying asset of Series The Royal Duet, was sold as a broodmare prospect for $90,000.00 at the Keeneland November Breeding Stock Sale. The Series The Royal Duet owned 51% of the horse. After making the applicable, pro rata distribution payment to members of Series The Royal Duet, net of any and all expenses, the Manager intends to terminate and wind up Series The Royal Duet because Series The Royal Duet would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2024.

(60)	On November 8, 2024 Balletic, underlying asset of Series Balletic, was sold as a broodmare prospect for $80,000.00 at Keeneland November Breeding Stock Sale. The Series Balletic owned 100% of the horse. After making the applicable, pro rata distribution payment to members of Series Balletic, net of any and all expenses, the Manager intends to terminate and wind up Series Balletic because Series Balletic would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2024.

(61)	As of December 5, 2024, the Manager is closing the account for Series Echo Warrior 19 that owns 60% of Hero Status, following a December 1, 2024 race at Churchill Downs where Hero Status was claimed for $80,000.00. After making the distribution payment, if any, to members of Series Echo Warrior 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Echo Warrior 19 because Series Echo Warrior 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on December 5, 2024.

(62)	On March 18, 2025 Fancy Quality, underlying asset of Series One Last Night 21, was sold as a broodmare prospect for $22,000.00 at the Fasig Tipton 2025 March Digital Sale. The Series One Last Night 21 owned 60% of the horse. After making the applicable, pro rata distribution payment to members of Series One Last Night 21, net of any and all expenses, the Manager intends to terminate and wind up Series One Last Night 21 because Series One Last Night 21 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on March 19, 2025.

(63)	On March 28, 2025, My Racehorse CA LLC Series Margarita Friday 19, a Nevada series limited liability company (“Series Margarita Friday 19”) which owns 100% of “Straight No Chaser” as its underlying asset, and Winstar Farm, LLC, and certain additional purchasers (each, a “Purchaser” and collectively, the “Purchasers”) entered into a purchase and sale agreement (the “Purchase Agreement”) whereby Series Margarita Friday 19 (i) sold the breeding rights for Straight No Chaser to the Purchasers and (ii) agreed upon certain additional rights and restrictions related to the racing rights of Straight No Chaser prior to breeding, each on the terms and conditions set forth below.

21

Sale of Breeding Interest

As set forth in the Purchase Agreement, Series Margarita Friday 19 sold 75% of the breeding rights to Straight No Chaser to the Purchasers at a purchase price of $1,312,500. 50% of this base purchase price shall be wired to Series Margarita Friday 19 by Purchaser within seven (7) days of the Closing, and the remaining 50% of this base purchase price shall be paid within seven (7) days of the date of retirement of Straight No Chaser from racing. Series Margarita Friday 19 has retained a 25% interest in the breeding rights of Straight No Chaser as part of the sale of the breeding rights.

In addition, the purchase price may increase by an amount equal to $562,500 if Straight No Chaser is declared the official winner of both the 2025 Dubai Golden Shaheen and the 2025 Breeders’ Cup World Championship Sprint. If Straight No Chaser fails to do so, but wins the Eclipse Award for Male Sprinter for the 2025 racing year (which is typically awarded in January 2026), the purchase price shall be increased by an amount equal to $187,500.

Bill of Sale; Co-Ownership Agreement

As a condition of the sale of the breeding interests of Straight No Chaser to the Purchasers, the parties entered into a formal bill of sale. Additionally, Series Margarita Friday 19 and Purchasers entered into a co-ownership agreement to govern the rights and obligations of the parties related to the remaining 25% of breeding rights that Series Margarita Friday 19 retained as part of the sale of the breeding interests to the Purchasers.

The full text of the Purchase Agreement and related exhibits is filed as Exhibit 6.1 hereto and incorporated by reference herein.

See also the Company’s Form 1–U filed with the SEC on April 3, 2025.

(64)

As of May 30, 2025, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Authentic Spirit. Authentic Spirit is an asset of My Racehorse CA, LLC Series Brandy 22, with that Series owning 90% of the colt prior to being retired from racing effective May 30, 2025. After making the distribution payment, if any, to members of Series Brandy 22, net of any and all Expenses, the Manager intends to terminate and wind-up Series Brandy 22 because Series Brandy 22 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on June 3, 2025.

(65)

As of November 3, 2025, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Seismic Beauty. Seismic Beauty is an asset of My Racehorse CA, LLC Series Knarsdale 21, with that Series owning 51% of the horse prior to being sold for $2,500,000 at the Fasig Tipton November Sale on November 3, 2025. After making the distribution payment, if any, to members of Series Knarsdale 21, net of any and all Expenses, the Manager intends to terminate and wind-up Series Knarsdale 21 because Series Knarsdale 21 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 7, 2025.

(66)

As of November 3, 2025, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Simply Enchanting. Simply Enchanting is an asset of My Racehorse CA, LLC Series Enchante 21, with that Series owning 60% of the horse prior to being sold for $450,000 at the Fasig Tipton November Sale on November 3, 2025. After making the distribution payment, if any, to members of Series Enchante 21, net of any and all Expenses, the Manager intends to terminate and wind-up Series Enchante 21 because Series Enchante 21 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 7, 2025.

(67)

This Amendment No. 1 to the Current Report on Form 1-U, originally filed on April 3, 2025, is being filed solely to establish the Effective Date of the Purchase and Sale Agreement for Straight No Chaser, an asset of My Racehorse CA, LLC Series Margarita Friday 19. Under the terms of that agreement, the “Effective Date” is defined as the date on which Straight No Chaser is permanently retired from racing and delivered to the Syndicate Manager. On November 3, 2025, Straight No Chaser was formally retired from racing and delivered to WinStar Farm. See also the Company’s Form 1–U/A filed with the SEC on November 7, 2025.

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(68)

On December 12, 2025, the Thoroughbred racehorse Incredible was claimed for $7,500 in Race 4 at Turfway Park. Incredible was an asset of My Racehorse CA LLC’s (the “Company”) Series The Incredi-Bundle (the “Series”), which Series held a 51% interest in the horse prior to its being claimed. Incredible constituted one of two Underlying Assets held by the Series. Series The Incredi-Bundle will continue to operate, as the Series continues to hold a second Underlying Asset that remains in active training and racing. Accordingly, the Series will not dissolve or make a final distribution at this time. See also the Company’s Form 1–U filed with the SEC on December 18, 2025.

(69)

On December 18, 2025, the Thoroughbred racehorse Isle Blue was retired from racing. Isle Blue was an asset of My Racehorse CA LLC’s (the “Company”) Series Blue Curl 22 (the “Series”), which Series held a 51% interest in the horse prior to retirement from racing.

Upon retirement, the Series will acquire the remaining 49% ownership interest in Isle Blue from Reeves Thoroughbred Racing LLC (“Co-Owner”) for $14,700, based on the horse’s $30,000 valuation as of the retirement date. The purchase price and any related transaction expenses will be paid from Series reserves. To the extent reserves are insufficient, Experiential Squared, Inc., as manager of the Series (the “Manager”), may advance funds on behalf of the Series in accordance with the terms of the Series Agreement. Any such advances will be reimbursed from future Series proceeds before final distributions are made to investors.

The Manager currently intends to breed Isle Blue during the upcoming breeding season, with the goal of selling her next fall if she is believed to be in foal at that time. There can be no assurance that she will become pregnant, remain pregnant, or be sold on favorable terms. If a sale occurs, the Series anticipates making a final distribution to investors after the completion of such sale and the settlement of all Series-level expenses and obligations. If she does not become pregnant or is otherwise not suitable for sale next fall, the Manager will reevaluate next steps for the asset.

The Series will not make a final distribution at this time. Any future distribution will occur only after the Series has satisfied all expenses and obligations related to Isle Blue, including repayment of any advances made by the Manager and the funding of required reserves, in accordance with the Series Agreement. Final distributions, if any, will be made following the completion of a sale of the asset and the settlement of all Series-level liabilities. See also the Company’s Form 1–U filed with the SEC on December 29, 2025.

(70)	As of December 24, 2025, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Real Savvy. Real Savvy is an asset of My Racehorse CA, LLC Series Savvy Sassy 22, with that Series owning 75% of the horse prior to being claimed for $25,000 in Race 9 at Tampa Bay Downs on December 24, 2025. After making the distribution payment, if any, to members of Series Savvy Sassy 22, net of any and all Expenses, the Manager intends to terminate and wind-up Series Savvy Sassy 22 because Series Savvy Sassy 22 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on December 30, 2025.

(71)

As of February 9, 2026, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Here’s the Kicker. Here’s the Kicker is an asset of My Racehorse CA, LLC Series Lovesick 21, with that Series owning 66.67% of the horse prior to being sold for $77,000 at the Fasig Tipton 2026 Kentucky Winter Mixed Sale on February 9, 2026.

After making the distribution payment, if any, to members of Series Lovesick 21, net of any and all Expenses, the Manager intends to terminate and wind-up Series Lovesick 21 because Series Lovesick 21 would no longer have any assets or liabilities.

(72)

As of February 22, 2026, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Moonlit Courage. Moonlit Courage is an asset of My Racehorse CA, LLC Series Clair De Lune 22, with that Series owning 100% of the horse prior to being claimed for $16,000 in Race 2 at Santa Anita on February 22, 2026. After making the distribution payment, if any, to members of Series Clair De Lune 22, net of any and all Expenses, the Manager intends to terminate and wind-up Series Clair De Lune 22 because Series Clair De Lune 22 would no longer have any assets or liabilities.

23

(73)

As of March 8, 2026, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Fireball Birdie. Fireball Birdie is an asset of My Racehorse CA, LLC Series Song of the Lark 21, with that Series owning 51% of the horse prior to being claimed for $32,000 in Race 7 at Oaklawn Park on March 8, 2026. After making the distribution payment, if any, to members of Series Song of the Lark 21, net of any and all Expenses, the Manager intends to terminate and wind-up Series Song of the Lark 21 because Series Song of the Lark 21 would no longer have any assets or liabilities.

(74)

As of March 17, 2026, the Thoroughbred broodmare Lazara passed away due to foaling complications. Lazara was an asset of My Racehorse CA LLC’s (the “Company”) Series Broodmare Band 26 (the “Series”), which Series held a 60% interest in the horse prior to its passing. Lazara constituted one of three specific broodmares (“Underlying Assets”) held by the Series. The Series will continue to operate, as the Series continues to hold two of the original Underlying Assets, Littlest Warrior and Sintra, along with the three foals born in 2026. Accordingly, the Series will not dissolve or make a final distribution at this time.

(75)

As of March 19, 2026, Experiential Squared, Inc. (the “Manager”), the manager of My Racehorse CA LLC (the “Company”) is closing the account for Classic Cut. Classic Cut is an asset of My Racehorse CA, LLC Series Classic Cut, with that Series owning 100% of the horse prior to being claimed for $12,500 in Race 6 at Oaklawn Park on March 19, 2026. After making the distribution payment, if any, to members of Series Classic Cut, net of any and all Expenses, the Manager intends to terminate and wind-up Series Classic Cut because Series Classic Cut would no longer have any assets or liabilities.

(76)

As of April 12, 2026, the Thoroughbred racehorse Madame Secretary was retired from racing. Madame Secretary was an asset of My Racehorse CA LLC’s (the “Company”) Series Incredi-Bundle (the “Series”), which Series held a 51% interest in the horse prior to retirement from racing.

The Manager currently intends to breed Madame Secretary during the upcoming breeding season, with the goal of selling her next fall if she is believed to be in foal at that time. There can be no assurance that she will become pregnant, remain pregnant, or be sold on favorable terms. If a sale occurs, the Series anticipates making a final distribution to investors after the completion of such sale and the settlement of all Series-level expenses and obligations. If she does not become pregnant or is otherwise not suitable for sale in fall 2026, the Manager will reevaluate next steps for the asset.

The Series will not make a final distribution at this time. Any future distribution will occur only after the Series has satisfied all expenses and obligations related to Madame Secretary, including repayment of any advances made by the Manager and the funding of required reserves, in accordance with the Series Agreement. Final distributions, if any, will be made following the completion of a sale of the asset and the settlement of all Series-level liabilities

(77)	As of April 15, 2026, the Thoroughbred broodmare Sintra passed away due to foaling complications. Sintra was an asset of My Racehorse CA LLC’s (the “Company”) Series Broodmare Band 26 (the “Series”), which Series held a 60% interest in the horse prior to its passing. Sintra constituted one of three specific broodmares (“Underlying Assets”) held by the Series. The Series will continue to operate, as the Series continues to hold one of the original Underlying Assets, Littlest Warrior, along with the three foals born in 2026. Accordingly, the Series will not dissolve or make a final distribution at this time.

(78)	The following offerings were terminated/closed:

•	On February 6, 2020, the Series Palace Foal Offering was terminated prior to any securities being offered.
•	On September 6, 2019, the Series De Mystique ’17 Offering was sold out and closed.
•	On October 18, 2019, the Series Martita Sangrita 17 Offering was sold out and closed.
•	On September 23, 2019, the Series Daddy’s Joy Offering was sold out and closed.
•	On January 22, 2020, Shake it Up Baby died. The Company held mortality insurance on Shake it Up Baby. See the Company’s Form 1–U filed with the SEC on February 6, 2020.
•	On September 9, 2019, the Series Tizamagician Offering was sold out and closed.
•	On October 11, 2019, the Series Power Up Paynter Offering was sold out and closed.

24

•	On October 26, 2019, the Series Wayne O Offering was sold out and closed.
•	On or around November 30, 2020, Wayne O, the 2017 Colt that is the Underlying Asset of Series Wayne O, was gelded. See also the Company’s Form 1–U filed with the SEC on November 30, 2020.
•	On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. The sale contains no other material terms and conditions. As a result of Augusta Moon being sold, the Company plans to issue a dividend of $65.93 per each Series New York Claiming Package Membership Interest which dividend represents such member’s pro rata share of the sale proceeds from the claim, the unused training reserve, unused insurance and the unrealized manager fee. See also the Company’s Form 1–U filed with the SEC on December 30, 2019. As a result of the claiming of Augusta Moon, the Series New York Claiming Package Offering was closed.
•	On May 25, 2020, the Series Lane Way Offering was sold out and closed.
•	On June 1, 2020, the Series Big Mel Offering was sold out and closed.
•	On July 9, 2020, Annahilate, the 2017 Colt that is the Underlying Asset for Series Two Trail Sioux 17, suffered a fracture to his lateral sesamoid in his front left limb after a workout. Although this injury is not life threatening, the nature of this injury is career ending. Because Annahilate will no longer be able to generate revenue since he will need to be retired from racing, the Series Two Trail Sioux 17 was closed. As a result, the Manager will terminate and wind up Series Two Trail Sioux 17 because Series Two Trail Sioux 17 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 15, 2020.
•

On July 28, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race and generate revenues but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co–Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1–U filed with the SEC on July 28, 2020. As a result, the Series Sunny 18 offering was closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual due to Solar Strike’s training history and having been gelded. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2021.

•	On September 18, 2020, the Series Vertical Threat Offering was sold out and closed.
•	On September 18, 2020, the Series Amandrea Offering was sold out and closed.
•	On September 18, 2020, the Series Keertana 18 Offering was sold out and closed.
•	On September 18, 2020, the Series Lazy Daisy Offering was sold out and closed.
•	On September 18, 2020, the Series The Filly Four Offering was sold out and closed.
•	On September 18, 2020, the Series Mo Mischief Offering was sold out and closed.
•	On September 18, 2020, the Series Deep Cover Offering was sold out and closed.
•	On September 18, 2020, the Series Popular Demand Offering was sold out and closed.
•	On September 18, 2020, the Series Authentic Offering was sold out and closed.
•	On September 18, 2020, the Series Storm Shooter Offering was sold out and closed.
•	On September 18, 2020, the Series Naismith Offering was sold out and closed.
•	On September 18, 2020, the Series NY Exacta Offering was sold out and closed.
•	On September 18, 2020, the Series Thirteen Stripes Offering was sold out and closed.
•	On November 9, 2020, Authentic, the 2017 Colt that is the Underlying Asset for Series Authentic, was retired from racing and began his stud career. See also the Company’s Form 1–U filed with the SEC on November 12, 2020.
•	On November 16, 2020, the Series Man Among Men Offering was sold out and closed.
•	On November 17, 2020, the Series Frosted Oats Offering was sold out and closed.
•	On November 16, 2020, the Series Tapitry 19 Offering was sold out and closed.

25

•	On November 17, 2020, the Series Classofsixtythree 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Margaret Reay 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Awe Hush 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Exonerated 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Speightstown Belle 19 Offering was sold out and closed.
•	On April 26, 2021, Ancient Royalty, the underlying asset of Series Speightstown Belle 19, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1–U filed with the SEC on April 30, 2021.
•	On November 17, 2020, the Series Latte Da 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Midnight Sweetie 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Ambleside Park 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Athenian Beauty 19 Offering was sold out and closed.
•	On January 16, 2021, the Series Apple Down Under 19 Offering was sold out and closed.
•	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
•	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
•	On April 14, 2021, the Series Just Louise 19 Offering was sold out and closed.
•	On May 6, 2021, the Series Lost Empire 19 Offering was sold out and closed.
•	On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.
•	On January 4, 2021, the Series Collusion Illusion Offering was sold out and closed.
•	On June 2, 2021, the Series Monomoy Girl Offering was sold out and closed.
•	On June 24, 2021, the Series Got Stormy Offering was sold out and closed.
•	On June 24, 2021, the Series Social Dilemma Offering was sold out and closed.
•	On July 18, 2021, the Series Going to Vegas Offering was sold out and closed.
•	On May 21, 2021, the Series Ari the Adventurer 19 Offering was sold out and closed.
•	On June 25, 2021, the Series Wonder Upon a Star 19 Offering was sold out and closed.
•	On August 6, 2021, the Series Silverpocketsfull 19 Offering was sold out and closed.
•	On November 18, 2020, the Series Cayala 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Consecrate 19 Offering was sold out and closed.
•	On August 11, 2021, the Series Co Cola 19 Offering was sold out and closed.
•	On August 20, 2021, the Series Who’sbeeninmybed 19 Offering was sold out and closed.
•	On September 22, 2021, the Series Into Summer 19 Offering was sold out and closed.
•	On September 24, 2021, the Series Race Hunter19 Offering was sold out and closed.
•	On October 29, 2021, the Series Courtisane 19 Offering was sold out and closed.
•	On October 3, 2021, the Series Grand Traverse Bay 19 Offering was sold out and closed.
•	On August 25, 2021, the Series Queen Amira 19 Offering was sold out and closed.
•	On August 30, 2021, the Series Salute to America Offering was sold out and closed.
•	On February 22, 2022, the Series Classic Cut was sold out and closed.
•	On April 20, 2022, the Series Essential Rose was sold out and closed.
•	On April 20, 2022, the Series Carrothers was sold out and closed.
•	On April 20, 2022, the Series Our Miss Jones 19 was sold out and closed.
•	On April 20, 2022, the Series Desire Street 19 was sold out and closed.
•	On April 20, 2022, the Series Duke of Love was closed.
•	On April 20, 2022, the Series Echo Warrior 19 sold out and closed.

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•	On April 20, 2022, the Series Vow was sold out and closed.
•	On April 20, 2022, the Series Miss Sakamoto was sold out and closed.
•	On April 20, 2022, the Series Grand Traverse Bay 20 was sold out and closed.
•	On May 6, 2022, the Series Daring Dancer 20 was sold out and closed.
•	On May 6, 2022, the Series Chad Brown Bundle was sold out and closed.
•	On May 6, 2022, the Series Song of Bernadette 20 was sold out and closed.
•	On May 11, 2022, the Series War Safe was sold out and closed.
•	On May 31, 2022, the Series Fenwick Hall 20 was sold out and closed.
•	On June 9, 2022, the Series Spirit 20 was sold out and closed.
•	On August 3, 2022, the Series Le Relais 20 was sold out and closed.
•	On August 10, 2022, the Series Margarita Friday 19 was sold out and closed.
•	On August 10, 2022, the Series Balletic was sold out and closed.
•	On August 10, 2022, the Series Tufnel was sold out and closed.
•	On August 10, 2022, the Series Who Runs the World was sold out and closed.
•	On August 23, 2022, the Series My Fast One 20 was sold out and closed.
•	On August 23, 2022, the Series Helicopter Money was sold out and closed.
•	On August 24, 2022, the Series Stay Fabulous was sold out and closed.
•	On August 25, 2022, the Series Moonbow 20 was sold out and closed.
•	On October 20, 2022, the Series You Make Lovin Fun was sold out and closed.
•	On October 20, 2022, the Series Mo Temptation was sold out and closed.
•	On October 20, 2022, the Series I’m a Looker 20 was sold out and closed.
•	On November 1, 2022, the Series Smart Shopping 21 was sold out and closed.
•	On January 11, 2023 the Series Sarrocchi 21 was sold out and closed.
•	On January 13, 2023 the Series Song of the Lark 21 was sold out and closed.
•	On January 19, 2023 the Series Elarose 21 was sold out and closed.
•	On January 28, 2023 the Series Patsy’s Kim 21 was sold out and closed.
•	On February 23, 2023 the Series One Last Night 21 was sold out and closed.
•	On March 18, 2023 the Series Kindle 21 was sold out and closed.
•	On August 15, 2023 the Series Royal Duet was sold out and closed.
•	On October 27, 2023 the Series Ishvana 21 was closed prior to offering any shares.
•	On November 10, 2023 the Series Savvy Sassy 22 was sold out and closed.
•	On November 6, 2023 the Series Alliford Bay 21 was sold out and closed.
•	On November 6, 2023 the Series Lovesick 21 was sold out and closed.
•	On November 9, 2023 the Series Tamboz 21 was sold out and closed.
•	On November 24, 2023 the Series Brandy 22 was sold out and closed.
•	On February 10, 2024 the Series Blue Curl 22 was sold out and closed.
•	On February 28, 2024 the Series Adaay in Asia was sold out and closed.
•	On May 11, 2024 the Series Incredi-Bundle was sold out and closed.
•	On July 11, 2024 the Series New York Bred Bundle was sold out and closed.
•	On October 11, 2024 the Series Clair De Lune 22 was sold out and closed.
•	On November 20, 2024 the Series Formidable Kitt 22 was sold out and closed.

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•	On November 25, 2024 the Series Stylishly 23 was sold out and closed.
•	On February 26, 2025 the Series Malibu Bonnie 23 was sold out and closed.
•	On February 26, 2025 the Series Seeking a Star 23 was sold out and closed.
•	On March 5, 2025 the Series STG Broodmare Band was sold out and closed.
•	On March 13, 2025 the Series Blip Says Bye 23 was sold out and closed.
•	On March 29, 2025 the Series Spanxamillion 23 was sold out and closed.
•	On March 29, 2025 the Series Magic Belle 23 was sold out and closed.
•	On May 12, 2025, Series Thank You Note 23 was sold out and closed.
•	On June 13, 2025, Series Blue Devil was sold out and closed.
•	On June 18, 2025, Series Trust But Verify was sold out and closed.
•	On June 18, 2025, Series Just Like Lucy 23 was sold out and closed.
•	On July 2, 2025, Series Great Hot 23 was sold out and closed.
•	On July 17, 2025, Series Eyepopnruby 23 was sold out and closed.
•	On July 28, 2025, Series Wildcat Gaze 23 was sold out and closed.
•	On August 18, 2025, Series Restless Rider 23 was sold out and closed.
•	On November 26, 2025, Series Bernin Midnight 24 was sold out and closed.
•	On December 13, 2025, Series Stirred 23 was sold out and closed.
•	On January 8, 2026, Series Broodmare Band 26 was sold out and closed.
•	On January 15, 2026, Series Bubala 24 was sold out and closed.
•	On January 15, 2026, Series Great Sister Diane 24 was sold out and closed.
•	On January 23, 2026, Series Thesis Break 24 was sold out and closed.
•	On February 14, 2026, Series Carpe Fortuna 24 was sold out and closed.
•	On February 28, 2026, Series Slam Dunk 24 was sold out and closed.
•	On March 26, 2026, Series Confetti 24 was sold out and closed.
•	On March 26, 2026, Series Divine Mercy 24 was sold out and closed.
•	On June 3, 2026, Series Paddock Buzz was sold out and closed.
•	On June 3, 2026, Series Barbie on a Budget 24 was sold out and closed.
•	On June 4, 2026, Series Thepartyneverends 24 was sold out and closed.
•	On July 10, 2026, Series Deep Trouble 24 was sold out and closed.
•	On July 24, 2026, Series Sea Worthy 24 was sold out and closed.
•	On August 7 2026, Series Onthethirstyside was closed.

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Description of the Business – Business of the Company (Overview)

MyRacehorse democratizes the ownership of racehorses and allows fans to experience the thrill, perks, and benefits of ownership at a fraction of the historical cost. This includes everything from behind-the-scenes engagements with the horse, jockey, and trainers to exclusive on-track experiences and a pro-rata share of any financial gains that the ownership may create.

The Company, in collaboration with the Manager, Experiential, has quickly emerged as what management believes to be one of the most successful stables in horse racing over the past several years. The Company has recorded 181 wins out of 1,061 races run since operations began in 2016 and has won four of the most prestigious races in the sport: the Kentucky Derby (2020 – Authentic), The Preakness Stakes (2024 – Seize the Grey), the Breeders’ Cup Classic (2020 – Authentic), and the Breeders’ Cup Sprint (2024 – Straight No Chaser).

MyRacehorse was named the 2020 “New Owner of the Year” by OwnerView in a joint effort between industry leaders The Jockey Club and the Thoroughbred Owners and Breeders’ Association. The award recognizes a new Thoroughbred owner who has been successful in the sport and has had a positive impact on the industry.

This success is largely due to the depth and breadth of the racing and bloodstock team employed by the Manager. The team has over 100 years of combined experience buying, selling, and managing thoroughbred racehorses. Team members work closely with all stakeholders who influence the outcomes of racehorses, including trainers, jockeys, racing secretaries, and veterinarians. The Manager has also built out a robust team of content developers that keep Investors informed of critical aspects of their racehorse ownership. These updates are delivered in the form of video, text, live streams, and photos through the MyRacehorse™ Platform.

The Company was formed in the state of Nevada as a series limited liability company on December 27, 2016. While MyRacehorse has operated for several years and has demonstrated success on the racetrack, its financial history is still developing. Long-term profitability and financial trends are still evolving, and the Company cannot guarantee that it will be successful in its business operations. Its business is subject to risks inherent in operating and scaling a business enterprise, including managing capital resources, potential cost overruns, and fluctuations in expenses such as marketing, administrative costs, accounting and audit fees, and legal fees related to filings and regulatory compliance.

Racehorse Ownership Interests

The Company, through individual Series, intends to purchase interests in thoroughbred horses. The Series’ percentage ownership in a specific horse is determined on a series-by-series basis. In all Series, the Company and its Manager will maintain sufficient management, authority, control, and input into the initial due diligence and subsequent day-to-day operating decisions (which may be delegated to certain trainers, stable hands, veterinarians, etc., subject to the authority of the Manager), including training, maintenance, and upkeep of an Underlying Asset in order to add value to the Series.

In all Series, the Manager has authority, control, and access to the key stakeholders in the day-to-day training of the racehorse, allowing the Manager to make key decisions that include, but are not limited to, keeping a horse intact versus gelding, running in claiming or restricted races, changing a trainer, changing a racing circuit, increasing, decreasing, or maintaining the insurance policy coverage (if any), and selling or increasing ownership interests through either a partner buyout or exercising a right of first refusal.

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As an owner of a racehorse, an individual Series may generate income from several sources. A Series will receive its proportionate share of purse winnings, as well as income from marketing or sponsorship activities and, where applicable, breeding or stud service fees (collectively, “Revenues”).

A Series may also realize gains or losses from the sale or other disposition of the racehorse, including through a private sale, auction, or claiming race, or from the sale or assignment of future breeding rights. Because these transactions represent dispositions of long-lived assets rather than revenue from contracts with customers, they are accounted for separately from Revenues and are presented as gains or losses within other income/(expense) in the Company's financial statements.

See Note 2 to the financial statements for additional information regarding the Company's revenue recognition policies and accounting for dispositions of horses and breeding rights.

Similarly, the individual Series will be responsible for the expenses of the racehorse at a rate equal to its ownership percentage. These expenses will often be payable directly by the Series pursuant to the rights of its partnership, syndicate, or operating agreement (“Co-Ownership Agreements”) with other co-owners of an Underlying Asset. Copies of such Co-Ownership Agreements for each respective Series are attached as exhibits hereto, and descriptions of such terms are included with each Series’ respective description herein.

The Co-Ownership Agreements clearly delineate the decision-making and dispute resolution processes regarding the management of the horse and delegate those key authorities to the Manager. The management of the horse includes but is not limited to decisions made and executed by the Manager on the boarding, training, racing schedule, veterinary care, and insurance on a horse. The Company, through the individual Series, only enters into Co-Ownership Agreements that empower the Manager to have major decision rights, authority, control, and access to all key stakeholders and key information regarding the horse. The access to information and stakeholders is required to make optimal decisions surrounding the Underlying Asset in the Series.

The Manager and its personnel will maintain control over key operating decisions of the Underlying Asset of such Series. The Manager intends for the Series to maintain a sufficient level of control over the Underlying Asset by:

1.	Majority (50%+) ownership (which includes the ability to remove the administrator).

2.	Heavy negotiation of the Underlying Asset’s Co-Ownership Agreement to include authority, control, and input on key operating decisions, discretion in payment of certain expenses, and voting rights over important decisions regarding the management of the Underlying Asset.

3.	A combination of these controls.

When a Series becomes an owner of the horse, the Series’ Members may be able to enjoy some of the benefits and privileges of owning a horse. This includes the ability to visit the horse at the trainer’s barns, visit the paddock before any race the horse is in, interact with the jockey before the race, and have their photo taken in the winner’s circle if the horse wins a race. Some of these Membership Experience Programs are included with Series membership, while others may require additional payments by Investors and would be attributable as revenue to the Company.

Since the Member is not a direct owner but an indirect owner of the horse, they must be accompanied by someone that is licensed by the state’s racing authority. There is no guarantee that a licensed person will be available to accompany a Member upon request. The benefits and privileges associated with a Member Interest are conditional upon compliance with the Manager’s and the Series’ Code of Conduct as outlined in the Terms of Service on the MyRacehorse™ Platform.

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Racing Leases

As an alternative to the Co-Ownership structures discussed above, which include the purchase, sale, and breeding rights associated with the full ownership of a horse, for certain Series, the Company, through individual Series, may enter into lease agreements or “racing leases,” which will entitle the Series to the exclusive right to “all of the racing qualities of an ownership interest in the horse,” including the operation of such horse during a set racing term (typically one year) in exchange for an upfront lease fee.

The Series’ percentage lease interest in a specific horse is determined on a series-by-series basis. This means that the Series will enter into an agreement with other owners of the Underlying Asset (“Owners”), which will govern the rights of the Series during the lease term and the operation of the Underlying Asset (the “Lease Agreement”).

As with Co-Ownership structures, the Company, directly or indirectly, is engaged daily on key operating decisions and has approval rights over a broad range of day-to-day operational matters that directly impact the value of the Lease Agreements for such Underlying Asset of a Series.

As the lessee of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its lessee percentage, as well as other revenue-generating events and marketing and advertising-related revenues. Similar to the Co-Ownership arrangements, the individual Series in the Lease Agreement will be responsible for the expenses of the racehorse at a rate equal to its lessee percentage. These expenses will often be payable directly by the Series.

At the end of such lease term, however, the ownership rights in the horse revert back to the Owner along with the obligation to cover any future expenses associated with such horse. In the event that the Owner intends to retire the horse and elects to terminate the Lease Agreement due to health, breeding, or economic interest concerns, the pro rata portion of the lease fee remaining on the Series will be repaid to the Series.

The Company’s intent with racing leases is to capture the value of the racing career of said horse without the complexities, time, and expense associated with the purchase, sale, or breeding of a horse outside of its useful racing life.

Breeding Interests

Stud Process

The most successful male racehorses, can be candidates for acquisition by a stallion farm to breed the horse, and therefore pass on his pedigree to future progeny. Based on both the horse’s pedigree, and his on-track success, the stallion farm will make an offer to acquire a portion or the entirety of the horse to stand at stud. Stallion Deals are negotiated by the Manager and the Manager will look to maximize the potential return on the sale or partial sale. Upon retirement from racing, the horse will become a Stallion, and be paid for each breeding services. It is customary in the industry that a Stud Fee is established at the beginning of the breeding season (February- June), and that the Breeder will pay an amount equal to the Stud Fee upon successful foaling. Generally this is referred to as “stand and nurse”, meaning that the resulting foal will be able to stand and nurse on its own, thus finalizing the contract for the payment of the Stud Fee. The most desirable Stallions, can breed upwards of 200 Mares in a given breeding season.

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Female racehorses, can be candidates to become a Broodmare based on either their pedigree, their on-track success or both. Broodmare prospects can be are acquired by a traditional breeding operation, or an individual or entity, which will decide on the Stallion they would like to breed the Broodmare to, in an effort to pass on the pedigree to future progeny and develop a valuable foal in the process. The horse’s pedigree and the on-track success will dictate the value of the horse if offered for sale. Generally, these horses are sold at public auction, but they can be sold via a private sale which would be negotiated by the Manager, and the Manager will look to maximize the potential return on the sale or partial sale. Upon retirement from racing, the owner of the Broodmare, is responsible for paying each breeding service (Stud Fee). It is customary in the industry that a Stud Fee is established at the beginning of the breeding season (February- June), and that the Breeder will pay an amount equal to the Stud Fee upon successful foaling. Generally, this is referred to as “stand and nurse”, meaning that the resulting foal will be able to stand and nurse on its own, thus finalizing the contract for the payment of the Stud Fee. The owner of the Broodmare is the owner of the resulting Foal.

Upon birth, the Stallion becomes the male parent of the Foal (a “Sire”) and the Mare becomes the female parent of the Foal (a “Dam”).

The price paid by the owner of a Mare to the owner of a Stallion (a “Stud Fee”).

A successful Stallion that is sold at the end of a Series life stands “at Stud” following the ending of its racing life.

Broodmare Interests

Alternatively, the Company may acquire an interest in an Underlying Asset which is a Broodmare. These Broodmare interests present a unique look at the strategic aspect of thoroughbred racing, breeding and related activities through the lifecycle in a much earlier stage than typical racehorse auctions. As an owner of the Broodmare, the Series will rely on the Manager to work and use its expertise to determine what Stallion presents the best opportunity for a successful breeding. As the owner of the Broodmare the Series will have the responsibility to pay the posted Stud Fee for the Stallion services, and the resulting Foal will be owned by the Series. The Series may decide at that time to sell the foal prior to a racing career or retain the Foal until it is old enough to commence a racing career. The Series will also have the ability to retain or sell the Broodmare. Each year the Manager will select a Stallion (could be same or different than prior years) and breed the horse which may result in a subsequent foal. The value of the Broodmare is highly dependent on the success of their progeny once they have had their progeny make the races.

Size of the Thoroughbred Business

The Thoroughbred racing and breeding industry plays a significant role in the U.S. economy. According to the American Horse Council’s 2023 National Economic Impact Study, the horse racing industry contributes approximately $79 billion annually to the U.S. economy and supports 1.7 million jobs across breeding, training, wagering, and racetrack operations. The direct impact from Thoroughbred racing, breeding, and related activities is estimated at $15.6 billion annually (Source: American Horse Council, 2023).

Betting and Wagering

Horse racing generates substantial revenue through pari-mutuel wagering. In 2023, total wagering handle on U.S. horse races was $11.8 billion, a slight decrease from $12.2 billion in 2022, due to racetrack closures and a reduction in the number of race days (Source: Equibase, 2024).

Major racing events continue to attract significant betting activity and attendance. The 2023 Kentucky Derby saw a record handle of $188.7 million, with 150,335 attendees at Churchill Downs (Source: Churchill Downs, 2024). The 2023 Breeders’ Cup at Santa Anita Park reported $189.1 million in total handle and 118,043 total attendees over the two-day event (Source: Breeders’ Cup Ltd., 2024).

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Thoroughbred Sales & Breeding

The Thoroughbred bloodstock market remains strong, with competitive sales figures at public auctions.

•	Average yearling sale price (2023): $95,200
•	Median yearling sale price (2023): $45,000
•	Total North American foal crop (2023 estimate): 18,000 (down from 18,900 in 2022) (Source: The Jockey Club Fact Book, 2024)

High-performing stallions continue to be in demand, with top sires commanding six-figure stud fees. Some of the most commercially successful stallions breed over 200 mares per season, further fueling the Thoroughbred market.

Market Trends & Future Outlook

While racing remains a major economic driver, challenges such as track closures and regulatory changes impact the industry. The sport continues to adapt to shifting gambling trends, with the rise of online wagering platforms and sports betting integration influencing future growth. Despite these challenges, the demand for elite racing prospects and breeding stock remains strong, particularly at premier auctions and racing events (Sources: The Jockey Club, IFHA Annual Report, 2024).

Plan of Operations

Each Series acquires a racehorse through public auction or private sale using funds from the Offering. The horse is then added to the MyRacehorse™ Platform, where accredited and non-accredited investors have the opportunity to purchase fractional interests in the Series.

Once an Investor subscribes to a Series and is accepted, they gain access to certain investment rights and membership benefits, including:

•	A pro-rata share of profits from race winnings, potential asset sales, and breeding revenue (if applicable).
•	Regular updates on the horse’s condition and performance from trainers, jockeys, and stable staff.
•	Participation in lotteries for exclusive owner perks, such as paddock access and winner’s circle celebrations (availability is not guaranteed and varies by Series).
•	Opportunities to purchase premium experiential events that provide additional access to horses, trainers, and behind-the-scenes experiences.

Each Series will remain open for as long as the Underlying Asset is actively owned, typically between two to six years, depending on the horse’s racing career. Once a horse reaches the end of its racing career, it will either be sold or retired, at which point the Series will be closed.

Upon dissolution of the Series, any remaining cash in the Series will be distributed to Investors based on the Company’s distribution plan.

An investment in a Series does not constitute direct ownership of a racehorse and does not necessarily make a Series member eligible for a state-based horse racing owner license. While MyRacehorse may refer to its Investors as “owners” or “partners” in marketing and customer communications, this terminology reflects their status as members of a Series that owns the horse and does not imply direct individual ownership of the Underlying Asset.

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Memorabilia and Intellectual Property Rights

All memorabilia associated with a horse’s racing career, including but not limited to trophies, saddle towels, halters, and race-won awards, shall remain the property of the Manager. The Manager will make best efforts to bring major trophies and memorabilia to race days or special events to allow Investors to view or take pictures, but this is not guaranteed.

The Manager reserves the right to allocate memorabilia through Owner lotteries, sell memorabilia through the MyRacehorse™ Platform, or donate it for charitable purposes. Memorabilia may also be used in the Retail for a Purpose program, where 100% of proceeds support equine aftercare initiatives.

Additionally, all intellectual property rights related to the horse, including its name and likeness, shall be retained exclusively by the Manager. The Manager may use the horse’s name, image, and branding for merchandise, including apparel, photography, and collectibles, which may be sold through the MyRacehorse™ shop or other platforms. No royalties or financial consideration will be due to the Series from such sales.

Deciding on a Horse

When selecting horses for acquisition, the Manager evaluates a variety of factors to maximize the potential success of each Series. The Manager employs experienced bloodstock professionals and racing experts and also contracts with independent consultants to ensure informed decision-making.

MyRacehorse acquires horses through multiple channels, including:

•	Public Auctions – The Company actively participates in leading Thoroughbred sales, including major yearling and two-year-old auctions in the U.S. (Keeneland, Fasig-Tipton, Ocala Breeders’ Sales Company), as well as international auctions such as Arqana (France), Tattersalls (UK/Ireland), and Goffs (Ireland).

•	Claiming Races – The Company may acquire racehorses via the claiming system, where horses are purchased out of races for a predetermined price.

•	Private Purchases – The Company negotiates private transactions directly with owners, breeders, trainers, or bloodstock agents when opportunities arise.

Before any purchase, each potential acquisition undergoes a rigorous evaluation process, considering the following factors:

•	Pedigree – The horse’s recorded ancestry and bloodlines, with a focus on general quality as well as expected surface and distance preferences.

•	Pedigree Statistics – Win and stakes percentages, genetic “nicking” statistics, and historical trends.

•	Race History (if applicable) – Past performance in races, if the horse has competed, including speed figures.

•	Race Replays (if applicable) – Video analysis of previous races to assess ability and running style.

•	Breeze Analysis – Most commonly used for two-year-old in training sales, analyzing a horse’s way of moving and speed during under-tack previews.

•	Conformation & Physical Attributes – Athletic ability based on biomechanics and physique.

•	Potential Trainer – Statistics, trends, and suitability of the potential trainer.

•	Valuation – Price analysis based on market conditions, comparable sales, and ownership structure.

•	Horse Owner/Breeder/Consignor Reputation – Historical statistics and credibility of the seller.

•	Past Purchase History – Publicly recorded title transfers of the horse.

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Race Selection and Management

Race selection is a critical factor in managing a racehorse’s career. The Manager, in collaboration with trainers and other experts, carefully evaluates each horse’s condition, racing circuit, and competition level to optimize performance and earning potential.

Factors considered when selecting races include:

•	Circuit & Track Selection – Identifying which racing jurisdiction (e.g., New York, Kentucky, California, Florida, etc.) provides the best opportunities for a given horse’s talent level and racing profile.

•	Class & Conditions – Evaluating a horse’s eligibility for maiden, allowance, stakes, or claiming races based on past performance and competition level.

•	Purse Structures – Maximizing earnings by targeting races with competitive purses that align with the horse’s ability. Cost of upkeep is also considered relative to expected earnings.

•	Trainer Input – Working closely with each horse’s trainer to determine race timing, conditioning, and overall campaign strategy.

•	Horse Health & Readiness – Ensuring a horse is fit and prepared for peak performance before entering a race.

The Manager takes a strategic and individualized approach to race placement, balancing competition level, purse earnings, and long-term horse development. While race selection is made with an emphasis on maximizing potential returns, horse welfare always comes first.

Competition

The Company, under the advisement and stewardship of its Manager, believes it is becoming one of the more prominent and successful racing stables in the United States. Competing at the highest levels of Thoroughbred racing requires a balanced approach that combines expert bloodstock selection, strategic race management, well-planned exit strategies, and strong partnerships with top trainers.

MyRacehorse competes successfully by leveraging:

•	Elite Bloodstock Selection – Access to premier auctions and private sales, utilizing experienced bloodstock agents and cutting-edge analytics to identify high-potential racehorses.

•	Thoughtful Race Management – Placing horses in races that optimize earnings potential while balancing competition level, conditioning, ownership experience, and long-term horse development. The Manager considers not only the best racing opportunities for each horse but also the investor experience, ensuring that race selection enhances engagement, access, and the excitement of ownership.

•	Strategic Exit Plans – Maximizing returns through well-timed asset sales, breeding opportunities, and partnerships with leading breeding operations.

•	Top Trainer Partnerships – Collaborating with some of the most successful trainers in the industry to ensure horses are conditioned and placed in the best possible racing opportunities.

Competition in the horse racing business is strong and requires continuous adaptation to market conditions, breeding trends, and racing regulations. The Company’s ability to navigate this environment is a direct reflection of the expertise and decision-making of the Manager.

35

Government Regulation

State-by-State Regulation

Horse racing in the United States is regulated at the state level, resulting in a fragmented system with varying rules, licensing requirements, and enforcement mechanisms across different jurisdictions. Each state has its own racing commission or board that oversees racing operations, wagering, licensing, and horse welfare. These commissions have broad authority, including:

•	Regulating racetrack operations, including scheduling, track safety, and purse structures.

•	Overseeing pari-mutuel wagering and determining takeout rates.

•	Issuing licenses for owners, trainers, jockeys, and other racing participants.

•	Setting and enforcing medication and anti-doping policies for racehorses.

•	Conducting drug testing and imposing penalties for rule violations.

•	Enforcing safety and welfare standards for both horses and jockeys.

Because regulations vary by state, horse owners and trainers must navigate different rules, medication thresholds, and licensing procedures depending on where a horse races.

Horseracing Integrity and Safety Act (HISA)

The Horseracing Integrity and Safety Act (HISA) was enacted in 2020 to introduce national uniformity in key areas of Thoroughbred racing, particularly medication control and racetrack safety (Source: HISA, 2024). HISA created the Horseracing Integrity and Safety Authority (the “Authority”), a private, independent entity overseen by the Federal Trade Commission (FTC).

HISA has two primary regulatory components:

•	The Racetrack Safety Program – Establishes national standards for track maintenance, veterinary oversight, riding crop rules, and equine safety measures.

•	The Anti-Doping and Medication Control Program – Implements uniform medication and drug-testing rules, replacing the previous state-by-state system of medication oversight.

36

Challenges and Opposition to HISA

HISA has faced significant legal challenges and resistance from some racing jurisdictions. Notably:

•	Texas Racing Commission has refused to allow HISA oversight, citing conflicts with state law. As a result, Texas races are not recognized under HISA, and wagering on Texas races has been restricted in other states (Source: BloodHorse, 2024).

•	Several lawsuits have challenged HISA’s constitutionality, arguing that it improperly delegates federal authority to a private entity. While initial challenges were dismissed, ongoing litigation could affect future implementation (Source: American Farriers Journal, 2024).

•	Delays in enforcement – The full rollout of HISA’s Anti-Doping and Medication Program was delayed multiple times, with its final implementation occurring in May 2023 after multiple amendments (Source: Equine Welfare Alliance, 2023).

Despite opposition, HISA continues to expand its regulatory reach, with additional rules on racehorse welfare, veterinary transparency, and equine retirement programs under development.

Regulatory Uncertainty and Impact on MyRacehorse

Because horse racing remains primarily state-regulated, and HISA is still evolving, racing regulations may continue to change over time. The Company, in coordination with its trainers and legal advisors, actively monitors regulatory developments to ensure compliance across different racing jurisdictions. However, Investors should be aware that:

•	Changes in medication rules, safety protocols, or wagering laws may impact race eligibility, entry fees, or purse structures.

•	States that do not comply with HISA may have different racing conditions, requiring additional oversight from the Manager.

•	Future litigation or amendments to HISA could alter regulatory requirements at the federal or state level.

The Company will continue to adjust its racing operations and compliance strategies as necessary to navigate the evolving regulatory environment.

37

Operating Expenses

To enable a no required out-of-pocket additional cash model—allowing Investors to make a one-time payment for racehorse ownership—the Company maintains an Operating Expense Reserve to cover future Operating Expenses. The Operating Expense Reserve ensures that each Series has the funds necessary to cover ongoing costs related to the horse’s care, racing, and administrative requirements without requiring additional capital contributions from Investors.

How It Works:

•	Each Offering allocates a portion of proceeds to the Operating Expense Reserve to cover anticipated Upkeep Fees and other Operating Expenses.

•	Funds are used to pay for horse care, training, insurance, and regulatory costs incurred over the life of the Series.

Breakdown of Operating Expenses:

Operating Expenses are costs and expenses attributable to the activities of the Series (collectively, “Operating Expenses”), which may be as much as or greater than the actual cost of the interest in the Underlying Asset, including:

•	Upkeep Fees: Costs incurred in managing the Underlying Asset related to a Series, including but not limited to boarding, maintenance, training, and transportation costs.

•	Prepaid Expenses: Costs incurred prior to the offering of the Underlying Asset, including but not limited to initial acquisition costs, vet checks, and Bloodstock Fees. If Prepaid Expenses are lower than anticipated, any excess funds will be maintained in the operating account for future Operating Expenses and/or Distributable Cash.

•	Regulatory & Compliance Costs: Costs incurred in preparing any reports and accounts of the Series, including tax filings, annual audits (if applicable), transfer agent fees, or periodic reports required by the Commission (e.g., Forms 1-K, 1-SA, and 1-U).

•	Indemnification Payments: Any costs incurred due to legal obligations or settlements.

•	Insurance Premiums & Expenses: Costs associated with mortality, liability, loss of use, and/or medical insurance for the Underlying Asset. Insurance is purchased on a horse-by-horse basis, and there is no guarantee that a horse will be insured.

Managing Operating Expense Shortfalls

For most Offerings, a significant portion of proceeds is allocated to an Operating Expense Reserve to cover Upkeep Fees and other Operating Expenses. However, if expenses exceed available funds, the Manager may:

1.	Loan funds to the Series, with the right to be reimbursed from future revenues, at an interest rate not lower than the Applicable Federal Rate (as defined in the Internal Revenue Code).

2.	Issue additional Interests to raise capital and cover shortfalls.

Until a Series generates revenue from racing or asset sales, Upkeep Fees will be the primary source of expense coverage. If the Manager incurs Operating Expenses on behalf of a Series, it may choose not to seek reimbursement if expenses exceed revenues and reserves.

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Investor Liability

Regardless of the type of Offering, an Interest Holder is only liable for their agreed-upon capital contributions. If no such capital remains at dissolution, an Interest Holder will not be responsible for any unpaid debts or liabilities of the Series, including Operating Expenses Reimbursement Obligations.

Indemnification of the Manager

To the fullest extent permitted by applicable law, subject to approval of each Series Manager, all officers, directors, shareholders, partners, members, employees, representatives or agents of the Manager or a Series Manager, or their respective affiliates, employees or agents (each, a “Covered Person”) shall be entitled to indemnification from such Series (and the Company generally) for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Series Manager, or such Series and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement and any Series Agreement, except that no Covered Person shall be entitled to be indemnified for any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under the Operating Agreement shall be provided out of and to the extent of the assets of the such Series only, and no other Covered Person or any other Series or the Company shall have any liability on account thereof.

To the fullest extent permitted by applicable law, subject to approval of a Series Manager, all expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by such Series prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by such Series of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the Operating Agreement.

Description of the Management Agreement

Each Series appoints the Manager, Experiential Squared, Inc., to oversee all aspects of the Series’ ownership and management of the Underlying Asset pursuant to that certain management services agreement, dated September 7, 2018, as amended by the first amendment to management services agreement dated February 22, 2022 (together, the “Management Agreement”). The Manager provides day-to-day oversight of racehorse operations, financial management, and investor engagement through the MyRacehorse™ Platform.

Services Provided by the Manager

Under the Management Agreement, the Manager is responsible for:

•	Racehorse operations and management, including training oversight, veterinary care, and racing strategy in collaboration with trainers and stable personnel.

•	Investment and asset management, including evaluating and acquiring Underlying Assets, structuring sales and exit strategies, and making key operational decisions regarding a horse’s career.

•	Regulatory and compliance oversight, ensuring adherence to racing regulations, owner licensing requirements, and financial reporting obligations.

•	MyRacehorse™ Platform access, providing Investors with real-time updates, financial reporting, and engagement opportunities.

The Management Agreement has a term of one year, with automatic one-year renewal periods unless the Company provides written notice of termination at least sixty days prior to the expiration of the current term.

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Fee Structure

As part of the Management Agreement, the Manager is compensated for its services through a structured fee system, which consists of:

•	A Management/Due Diligence Fee, which is a fixed fee covering the Manager’s due diligence, selection of the Underlying Asset, Series establishment, and ongoing asset management. This fee includes oversight of veterinarians, co-owners, trainers, boarding facilities, and financial review of expenses. The fee is determined on a Series-by-Series basis and is detailed in the Use of Proceeds section for each Offering.

•	An Organizational and Experiential Fee, which is a fixed fee covering Offering Expenses, legal and compliance costs, marketing, event planning, and platform hosting.

•	A Management Performance Bonus, where the Manager is entitled to 10% of all gross proceeds from stakes races only.

•	A Final Gross Proceeds Fee, where upon the sale of an Underlying Asset, the Manager receives:

o 5% of the Final Sale Gross Proceeds up to the purchase price of the Underlying Asset.

o 20% of the amount exceeding the original purchase price (i.e., the appreciation).

For example, if a Series acquires a horse for $100,000 and later sells it for $150,000, the Manager’s final gross proceeds fee would be:

•	$100,000 at 5% = $5,000

•	$50,000 at 20% = $10,000

•	Total fee = $15,000

“Final Sale Gross Proceeds” are defined as the sum of all money generated by the sale of a horse owned by a Series, prior to any deductions for expenses. Underlying Asset appreciation is calculated as the gross sale price minus the gross purchase price.

A copy of the Management Agreement is filed as Exhibit 6.1 hereto and incorporated by reference herein, as amended by the First Amendment to Management Services Agreement filed as Exhibit 6.2 hereto and incorporated by reference herein.

Facilities

The Manager is located at 2456 Fortune Dr., Suite 110, Lexington, Kentucky 40509, and has a three-year lease on the facility. The Manager presently has approximately 23 employees, 5 independent contractors, and 1 advisor. The Company does not have any employees.

Legal Proceedings

None of the Company, any series, the Manager, or any director or executive officer of the Manager is presently subject to any material legal proceedings.

Allocation of expenses

To the extent relevant, Offering Expenses, Operating Expenses, revenue generated from interests in underlying assets and any indemnification payments made by the Company will be allocated amongst the various interests in accordance with the Manager’s sole discretion. The Manager intends to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series of interests. If, however, an item is not allocable to a specific series but to the Company in general, it will be allocated pro rata based on the value of interests in underlying assets (e.g., in respect of asset level insurance) or the number of interests, as reasonably determined by the Manager.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The Company was formed in the State of Nevada as a series limited liability company on December 27, 2016. Since our inception, we have been engaged primarily in acquiring a collection of horses for use in racing (each, an “Underlying Asset”). The Company, through individual Series, takes ownership in a particular racehorse or group of racehorses (all of the series of the Company offered in such racehorse(s) may collectively be referred to herein as the “Series”, and each, individually, as a “Series”; The interests of all Series in such racehorse(s) may collectively be referred to herein as the “Interests”, and each, individually, as an “Interest”). By doing so, the Company’s goal is to democratize the ownership of such racehorses, and allow fans to experience the thrill, perks and benefits of racehorse ownership at a fraction of the historical cost. This includes everything from the behind the scenes engagements with the racehorse, the jockey and trainers as well as exclusive on–track experiences, and a portion of financial gains that the ownership in such racehorse potentially creates if its breeding rights are sold, if it wins a “purse” at a racing event, if marketing or sponsorship ads are sold, or if it is claimed or sold.

We are managed by Experiential Squared, Inc. (“Experiential” or the “Manager”), a Delaware corporation incorporated in 2016. Experiential provides expert horse racing management services and owns and operates a mobile app–based crowd–funding platform called MyRacehorse™ (the MyRacehorse™ platform and any successor platform used by the Company for the offer and sale of Series interests, is referred to as the “MyRacehorse™ Platform”), which is licensed to the Company pursuant to the terms of that certain Management Services Agreement (the “Management Agreement”), through which Investors may indirectly invest, through Series of the Company’s interests, in fractional racehorse ownership interests that have been historically difficult to access for many market participants. Through the use of the MyRacehorse™ Platform, Investors can browse and screen racehorses, make potential investments in such racehorses, and sign legal documents electronically. It is the intent of the Company and its Manager to manage and retain decision-making authority over the initial due diligence and subsequent training, maintenance and upkeep of the racehorses.

Experiential employs a team of horse racing experts that has allowed the Company to become one of the most successful horse racing stables in the United States over the past few years. The team has collectively over 100 years of experience buying, managing, and analyzing racehorses. This depth of expertise has led to over 181 wins  since launching the stable in June of 2018 through June 2024. The wins have been achieved at the highest level in US horse racing including winning the Breeders’ Cup Classic, the Breeders’ Cup Sprint, The Preakness Stakes and the Kentucky Derby. Experiential is considered a highly active racing manager through its strategically located staff in California, New York, and Kentucky (the three major markets for horse racing) and other racing markets as well. Experiential is in daily contact with the trainers and partners regarding all aspects of the racehorses under their management. Experiential also has retained a world–renowned resident veterinarian to actively review the horses in their stable for health and performance. In addition, they have access to several premium data sources that allows their horse racing experts to review speed figures, race results, pedigrees, and conditions to maximize performance of their bloodstock.

We have completed many offerings of Interests as set forth in the table below under “Operating Results” and continue to launch subsequent offerings for other series on an ongoing basis. The information contained in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is in relation to the Company as a whole, which is made up of a number of separate series and Underlying Assets. The purchase of membership interests in a Series of the Company is an investment only in such Series and not an investment in the Company as a whole or any other Series.

As of December 31, 2025, the Manager has loaned the Company a total of $3,842,776 (excluding accrued interest) in connection with the acquisition of these Underlying Assets. See Note 4 to Audited Financial Statements as of December 31, 2025 – Advances from Manager and Note 7 – Related Party Transactions of the Notes to the Financial Statements for more information regarding the loans/advances from officers of the Manager or the Manager.

There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history, and we are considered to be a development stage company, since we are devoting substantially all of our efforts to establishing our business, and our planned principal operations have only recently commenced. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

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Operating Results – For the Years Ended December 31, 2025 and 2024

As of December 31, 2025, the following Series and related race horses have been created and are being offered pursuant to either (i) Rule 506(c) of Regulation D or (ii) the Offering Statements:

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/Interest (2)	Due Diligence Fee/Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)	Principle Borrowed From Manager
Series Action Bundle	Action Bundle	10,000	10,000	–	$4.50	$21.85	$4.65	$–	$–	$46,500.00	$31.00	$310,000.00	$310,000.00	$–	$263,500.00
Series Adaay in Asia	Adaay in Asia	5,100	5,100	–	$42.00	$21.55	$18.45	$–	$–	$94,095.00	$82.00	$418,200.00	$418,200.00	$–	$324,105.00
Series Adjust 20	Jai Ho	10	10	–	$9,709.40	$1,861.20	$1,929.40	$–	$–	$19,294.00	$13,500.00	$135,000.00	$135,000.00	$–	$115,706.00
Series Alliford Bay 21	Sweet Voyage	3,750	3,750	–	$36.88	$34.27	$21.85	$–	$–	$81,937.50	$93.00	$348,750.00	$348,750.00	$–	$266,812.50
Series Amandrea	Amandrea	550	550	–	$210.00	$40.00	$45.00	$–	$–	$24,750.00	$295.00	$162,250.00	$162,250.00	$–	$137,500.00
Series Ambleside Park 19	Lookwhogotlucky	410	410	–	$115.00	$59.25	$30.75	$–	$–	$12,607.50	$205.00	$84,050.00	$84,050.00	$–	$71,442.50
Series Amers	Amers	75	75	–	$82.00	$37.00	$21.00	$–	$–	$1,575.00	$140.00	$10,500.00	$10,500.00	$–	$8,925.00
Series Apple Down Under 19	Howboutdemapples	600	600	–	$100.00	$47.05	$25.95	$–	$–	$15,570.00	$173.00	$103,800.00	$103,800.00	$–	$88,230.00
Series Arch Support 20	Captain Sparrow	10	10	–	$7,780.00	$1,876.50	$1,543.50	$–	$–	$15,435.00	$11,200.00	$112,000.00	$112,000.00	$–	$96,565.00
Series Ari the Adventurer 19	Kanthari	5,100	5,100	–	$61.00	$11.00	$13.00	$–	$–	$66,300.00	$85.00	$433,500.00	$433,500.00	$–	$367,200.00
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	–	$13.13	$40.47	$13.40	$–	$–	$40,200.00	$67.00	$201,000.00	$201,000.00	$–	$160,800.00
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	–	$25.00	$14.95	$7.05	$–	$–	$12,690.00	$47.00	$84,600.00	$84,600.00	$–	$71,910.00
Series Authentic	Authentic	12,500	12,500	–	$154.00	$22.00	$30.00	$–	$–	$375,000.00	$206.00	$2,575,000.00	$2,575,000.00	$–	$2,200,000.00
Series Awe Hush 19	Can't Hush This	1,800	1,800	–	$110.00	$29.40	$24.60	$–	$–	$44,280.00	$164.00	$295,200.00	$295,200.00	$–	$250,920.00
Series Bajan Bashert	Bajan Bashert	16	16	–	$7,000.00	$1,600.00	$1,400.00	$–	$–	$22,400.00	$10,000.00	$160,000.00	$160,000.00	$–	$137,600.00
Series Balletic	Balletic	10,000	10,000	–	$45.00	$19.20	$15.80	$–	$–	$158,000.00	$80.00	$800,000.00	$800,000.00	$–	$642,000.00
Series Bella Chica	Bella Chica	100	100	–	$250.00	$73.00	$57.00	$–	$–	$5,700.00	$380.00	$38,000.00	$38,000.00	$–	$32,300.00
Series Bernin Midnight 24	Bern Rate	250	219	31	$783.70	$638.30	$378.00	$19,787.30	$24,294.70	$82,782.00	$1,800.00	$394,200.00	$450,000.00	$55,800.00	$367,218.00
Series Big Mel	Big Mel	6,000	6,000	–	$97.00	$14.00	$18.00	$–	$–	$108,000.00	$129.00	$726,000.00	$726,000.00	$–	$618,000.00
Series Black Escort 19	Halofied	20	20	–	$2,750.00	$1,660.00	$590.00	$–	$–	$11,800.00	$5,000.00	$100,000.00	$100,000.00	$–	$88,200.00
Series Blip Says Bye 23	Misstrial	10,000	10,000	–	$34.58	$21.19	$22.23	$–	$–	$222,300.00	$78.00	$780,000.00	$780,000.00	$–	$557,700.00
Series Blue Curl 22	Isle Blue	5,100	5,100	–	$41.34	$20.62	$19.04	$–	$–	$97,104.00	$81.00	$413,100.00	$413,100.00	$–	$315,996.00
Series Blue Devil	Blue Devil	5,100	5,100	–	$36.75	$21.38	$16.87	$–	$–	$86,037.00	$75.00	$382,500.00	$382,500.00	$–	$296,463.00
Series Brandy 22	Authentic Spirit	9,000	9,000	–	$46.10	$18.93	$19.98	$–	$–	$179,775.00	$85.00	$765,000.00	$765,000.00	$–	$585,225.00
Series Bubala 24	Bold Type	5,100	2,121	2,979	$57.63	$26.03	$33.35	$77,543.37	$171,664.88	$70,724.75	$117.00	$248,157.00	$596,700.00	$348,543.00	$525,975.26
Series Bullion	Bullion	25	25	–	$240.00	$–	$230.00	$–	$–	$5,750.00	$470.00	$11,750.00	$11,750.00	$–	$6,000.00
Series Bundle Broodmare Band 26	Broodmare Band '26	3,000	–	3,000	$124.53	$49.37	$61.10	$148,110.00	$373,590.00	$–	$235.00	$–	$672,000.00	$672,000.00	$672,000.00
Series Cairo Kiss	Cairo Kiss	80	80	–	$347.50	$124.25	$83.25	$–	$–	$6,660.00	$555.00	$44,400.00	$44,400.00	$–	$37,740.00
Series Carpe Fortuna 24	Circe	2,550	–	2,550	$75.60	$45.95	$48.45	$117,172.50	$192,780.00	$–	$170.00	$–	$433,500.00	$433,500.00	$433,500.00
Series Carrothers	Carrothers	5,100	5,100	–	$63.20	$25.65	$15.15	$–	$–	$77,265.00	$104.00	$515,100.00	$515,100.00	$–	$437,835.00

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Series Cayala 19	Provocateur	4,100	4,100	–	$60.00	$17.35	$13.65	$–	$–	$55,965.00	$91.00	$373,100.00	$373,100.00	$–	$317,135.00
Series Celestial Moon	Celestial Moon	20	20	–	$10,050.00	$–	$1,450.00	$–	$–	$29,000.00	$11,500.00	$230,000.00	$230,000.00	$–	$201,000.00
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	–	$136.00	$63.00	$35.00	$–	$–	$175,000.00	$234.00	$1,170,000.00	$1,170,000.00	$–	$995,000.00
Series Chasing the Moon 20	Cuvier	–	–	–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$0.00
Series Claire De Lune 22	Moonlit Courage	5,000	5,000	–	$23.05	$37.13	$22.82	$–	$–	$114,100.00	$83.00	$415,000.00	$415,000.00	$–	$300,900.00
Series Classic Cut	Classic Cut	10,000	10,000	–	$26.00	$17.00	$8.00	$–	$–	$80,000.00	$51.00	$510,000.00	$510,000.00	$–	$430,000.00
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	–	$125.00	$39.05	$28.95	$–	$–	$28,950.00	$193.00	$193,000.00	$193,000.00	$–	$164,050.00
Series Co Cola 19	Search Engine	5,100	5,100	–	$65.63	$27.60	$15.90	$–	$–	$81,090.00	$109.13	$540,600.00	$540,600.00	$–	$459,510.00
Series Collusion Illusion	Collusion Illusion	25,000	25,000	–	$22.00	$3.50	$4.50	$–	$–	$112,500.00	$30.00	$750,000.00	$750,000.00	$–	$637,500.00
Series Confetti 24	Start the Party	6,000	2,639	3,361	$58.28	$25.38	$33.35	$85,302.18	$195,862.28	$87,997.46	$117.00	$308,763.00	$702,000.00	$393,237.00	$614,002.55
Series Consecrate 19	Sacred Beauty	410	410	–	$80.00	$53.45	$23.55	$–	$–	$9,655.50	$157.00	$64,370.00	$64,370.00	$–	$54,714.50
Series Courtisane 19	Tap the Gavel	10,000	10,000	–	$24.15	$18.65	$7.35	$–	$–	$73,500.00	$50.15	$490,000.00	$490,000.00	$–	$416,500.00
Series Crown It 21	Normandy Queen	20	15	5	$10,223.00	$2,427.00	$1,850.00	$12,135.00	$51,115.00	$27,750.00	$14,500.00	$217,500.00	$290,000.00	$72,500.00	$262,250.00
Series Daddys Joy	Daddy's Joy	600	600	–	$80.00	$73.00	$27.00	$–	$–	$16,200.00	$180.00	$108,000.00	$108,000.00	$–	$91,800.00
Series Dancing Crane	Dancing Crane	20	20	–	$4,250.00	$926.00	$924.00	$–	$–	$18,480.00	$6,100.00	$122,000.00	$122,000.00	$–	$103,520.00
Series Daring Dancer 20	Boppy	750	750	–	$63.00	$54.75	$20.25	$–	$–	$15,187.50	$138.00	$101,250.00	$101,250.00	$–	$86,062.50
Series De Mystique 17	Dancing Destroyer	250	250	–	$71.50	$47.50	$21.00	$–	$–	$5,250.00	$140.00	$35,000.00	$35,000.00	$–	$29,750.00
Series Deep Cover	Deep Cover	800	800	–	$102.50	$87.00	$33.00	$–	$–	$26,400.00	$222.50	$176,000.00	$176,000.00	$–	$149,600.00
Series Demogorgon	Demogorgon	20	20	–	$4,500.00	$917.00	$983.00	$–	$–	$19,660.00	$6,400.00	$128,000.00	$128,000.00	$–	$108,340.00
Series Desire Street 19	Always Hopeful	1,020	1,020	–	$84.00	$90.85	$30.15	$–	$–	$30,753.00	$205.00	$205,020.00	$205,020.00	$–	$174,267.00
Series Divine Mercy 24	Absolution	2,500	2,500	–	$75.60	$71.69	$58.71	$–	$–	$146,775.00	$206.00	$515,000.00	$515,000.00	$–	$368,225.00
Series Echo Warrior 19	Hero Status	6,000	6,000	–	$32.00	$17.00	$9.00	$–	$–	$54,000.00	$58.00	$348,000.00	$348,000.00	$–	$294,000.00
Series Edge Classic Colts Package	Classic Colts Package	40	40	–	$9,800.00	$1,983.00	$1,209.00	$–	$–	$48,360.00	$12,992.00	$569,520.00	$569,520.00	$–	$521,160.00
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	50	50	–	$2,957.00	$1,100.00	$500.00	$–	$–	$25,000.00	$4,557.00	$250,000.00	$250,000.00	$–	$225,000.00
Series Elarose 21	Secret Crush	10,000	10,000	–	$31.50	$18.10	$14.40	$–	$–	$144,000.00	$64.00	$640,000.00	$640,000.00	$–	$496,000.00
Series Enchante 21	Simply Enchanting	6,000	6,000	–	$54.74	$20.99	$23.27	$–	$–	$139,620.00	$99.00	$594,000.00	$594,000.00	$–	$454,380.00
Series Escape Route	Escape Route	10	10	–	$4,431.00	$825.00	$1,049.20	$–	$–	$10,492.00	$6,305.20	$62,952.00	$62,952.00	$–	$52,460.00
Series Essential Rose 20	Rosie's Alibi	10,000	10,000	–	$67.00	$22.00	$16.00	$–	$–	$160,000.00	$105.00	$1,050,000.00	$1,050,000.00	$–	$890,000.00
Series Exonerated 19	Above Suspicion	820	820	–	$105.00	$38.65	$25.35	$–	$–	$20,787.00	$169.00	$138,580.00	$138,580.00	$–	$117,793.00
Series Eyepopnruby 23	My Eyes on You	5,100	4,698	402	$34.58	$21.91	$22.52	$8,807.82	$13,899.15	$105,775.47	$79.00	$371,142.00	$402,900.00	$31,758.00	$297,124.53
Series Fenwick Hall 20	Inspector	1,200	1,200	–	$78.75	$82.85	$40.40	$–	$–	$48,480.00	$202.00	$242,400.00	$242,400.00	$–	$193,920.00
Series Flora Dora 20	Spun Intended	10	10	–	$6,890.65	$1,731.20	$1,378.15	$–	$–	$13,781.50	$10,000.00	$100,000.00	$100,000.00	$–	$86,218.50

43

Series Forever Rose	Forever Rose	1,250	–	1,250	$94.51	$50.36	$37.40	$62,950.00	$118,142.30	$–	$182.27	$–	$–	$–	$0.00
Series Formidable Kitt 22	Elite Heat	5,000	5,000	–	$51.66	$42.72	$37.62	$–	$–	$188,100.00	$132.00	$660,000.00	$660,000.00	$–	$471,900.00
Series Frosted Oats	Frosted Oats	4,100	4,100	–	$25.00	$10.70	$6.30	$–	$–	$25,830.00	$42.00	$172,200.00	$172,200.00	$–	$146,370.00
Series Future Stars Stable	Future Stars Stable	10,000	10,000	–	$33.55	$8.95	$7.50	$–	$–	$75,000.00	$50.00	$500,000.00	$500,000.00	$–	$425,000.00
Series Gentleman Gerry	Gentleman Gerry	20	20	–	$5,000.00	$1,750.00	$1,000.00	$–	$–	$20,000.00	$7,750.00	$155,000.00	$155,000.00	$–	$135,000.00
Series Giant Mover 21	Sweet as Sin	110	110	–	$455.10	$345.48	$232.42	$–	$–	$25,566.20	$1,033.00	$113,630.00	$113,630.00	$–	$88,063.80
Series Going to Vegas	Going to Vegas	5,100	5,100	–	$62.50	$23.10	$12.90	$–	$–	$65,790.00	$98.50	$438,600.00	$438,600.00	$–	$372,810.00
Series Got Stormy	Got Stormy	5,100	5,100	–	$–	$13.74	$6.75	$–	$–	$34,425.00	$20.49	$229,500.00	$229,500.00	$–	$195,075.00
Series Grand Traverse Bay 19	Cornice Traverse	750	750	–	$210.00	$179.95	$67.05	$–	$–	$50,287.50	$457.00	$335,250.00	$335,250.00	$–	$284,962.50
Series Grand Traverse Bay 20	Sun Valley Road	750	750	–	$52.50	$52.85	$18.15	$–	$–	$13,612.50	$123.50	$90,750.00	$90,750.00	$–	$77,137.50
Series Great Hot 23	Raging Inferno	250	250	–	$587.78	$518.22	$294.00	$–	$–	$73,500.00	$1,400.00	$350,000.00	$350,000.00	$–	$276,500.00
Series Great Sister Diane 24	Warranted	6,000	3,070	2,930	$57.75	$25.19	$33.06	$73,806.70	$169,207.50	$101,494.20	$116.00	$356,120.00	$696,000.00	$339,880.00	$594,505.80
Series Heaven Street	Heaven Street	20	20	–	$5,000.00	$1,200.00	$1,000.00	$–	$–	$20,000.00	$7,200.00	$150,000.00	$150,000.00	$–	$130,000.00
Series High Speed Goldie 21	Flamekeeper	13	13	–	$6,360.00	$2,368.00	$1,272.00	$–	$–	$16,536.00	$10,000.00	$130,000.00	$130,000.00	$–	$113,464.00
Series Im A Looker 20	Pioneer Prince	4,000	4,000	–	$72.03	$42.52	$30.45	$–	$–	$121,800.00	$145.00	$580,000.00	$580,000.00	$–	$458,200.00
Series Into Summer 19	Malibu Mayhem	650	650	–	$147.00	$188.10	$57.90	$–	$–	$37,635.00	$393.00	$250,900.00	$250,900.00	$–	$213,265.00
Series Ishvana 21	Ishvana 21	–	–	–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$0.00
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,500	–	$49.95	$49.25	$24.80	$–	$–	$62,000.00	$124.00	$310,000.00	$310,000.00	$–	$248,000.00
Series Just Like Lucy 23	Love Like Lucy	5,100	5,100	–	$31.50	$23.56	$21.95	$–	$–	$111,919.50	$77.00	$392,700.00	$392,700.00	$–	$280,780.50
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	–	$150.00	$44.65	$34.35	$–	$–	$35,037.00	$229.00	$233,580.00	$233,580.00	$–	$198,543.00
Series Keertana 18	American Heiress	5,100	5,100	–	$67.50	$13.00	$15.00	$–	$–	$76,500.00	$95.50	$510,000.00	$510,000.00	$–	$433,500.00
Series Kiana's Love	Kiana's Love	200	200	–	$55.00	$47.00	$18.00	$–	$–	$3,600.00	$120.00	$24,000.00	$24,000.00	$–	$20,400.00
Series Kichiro	Kichiro	200	200	–	$77.50	$33.00	$19.50	$–	$–	$3,900.00	$130.00	$26,000.00	$26,000.00	$–	$22,100.00
Series Kindle 21	A Day to Remember	5,500	5,500	–	$34.57	$19.74	$16.69	$–	$–	$91,795.00	$71.00	$390,500.00	$390,500.00	$–	$298,705.00
Series Knarsdale 21	Seismic Beauty	5,100	5,100	–	$63.39	$22.29	$26.32	$–	$–	$134,232.00	$112.00	$571,200.00	$571,200.00	$–	$436,968.00
Series Lane Way	Lane Way	6,000	6,000	–	$71.00	$5.50	$13.50	$–	$–	$81,000.00	$90.00	$540,000.00	$540,000.00	$–	$459,000.00
Series Latte Da 19	Inalattetrouble	4,100	4,100	–	$19.50	$10.25	$5.25	$–	$–	$21,525.00	$35.00	$143,500.00	$143,500.00	$–	$121,975.00
Series Lazy Daisy	Lazy Daisy	1,250	1,250	–	$98.55	$7.00	$18.00	$–	$–	$22,500.00	$123.55	$143,750.00	$143,750.00	$–	$121,250.00
Series Le Relais 20	Show Your Cards	3,000	3,000	–	$84.00	$39.80	$33.00	$–	$–	$99,000.00	$156.80	$495,000.00	$495,000.00	$–	$396,000.00
Series Lost Empire 19	Laforgia	10,200	10,200	–	$22.50	$7.25	$5.25	$–	$–	$53,550.00	$35.00	$357,000.00	$357,000.00	$–	$303,450.00
Series Lovesick 21	Here's the Kicker	13,333	13,333	–	$19.69	$10.54	$8.77	$–	$–	$116,930.41	$39.00	$519,987.00	$519,987.00	$–	$403,056.59
Series Madarnas	Madarnas	50	50	–	$204.00	$93.00	$53.00	$–	$–	$2,650.00	$350.00	$17,500.00	$17,500.00	$–	$14,850.00
Series Madiera Wine	Madiera Wine	20	20	–	$1,750.00	$375.50	$374.50	$–	$–	$7,490.00	$2,500.00	$50,000.00	$50,000.00	$–	$42,510.00
Series Magic Belle 23	Mystical Belle	300	300	–	$567.00	$381.00	$252.00	$–	$–	$75,600.00	$1,200.00	$360,000.00	$360,000.00	$–	$284,400.00
Series Major Implications	Major Implications	20	20	–	$128.00	$67.00	$35.00	$–	$–	$700.00	$230.00	$4,600.00	$4,600.00	$–	$3,900.00
Series Malibu Bonnie 23	Munny Problem	10,000	10,000	–	$34.65	$21.84	$22.51	$–	$–	$225,100.00	$79.00	$790,000.00	$790,000.00	$–	$564,900.00

44

Series Man Among Men	Man Among Men	820	820	–	$180.00	$52.05	$40.95	$–	$–	$33,579.00	$273.00	$223,860.00	$223,860.00	$–	$190,281.00
Series Margaret Reay 19	A Mo Reay	820	820	–	$200.00	$55.85	$45.15	$–	$–	$37,023.00	$301.00	$246,820.00	$246,820.00	$–	$209,797.00
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	–	$55.00	$70.89	$40.11	$–	$–	$80,220.00	$166.00	$332,000.00	$332,000.00	$–	$251,780.00
Series Marsh Hawk 24	Marsh Hawk '24	7,500	–	7,500	$36.75	$24.03	$24.23	$180,187.50	$275,625.00	$–	$85.00	$–	$637,500.00	$637,500.00	$637,500.00
Series Martita Sangrita 17	Carpe Vinum	600	600	–	$215.50	$72.00	$48.00	$–	$–	$28,800.00	$335.50	$192,000.00	$192,000.00	$–	$163,200.00
Series Mayan Milagra 19	Tepeu	20	20	–	$5,500.00	$1,846.00	$1,154.00	$–	$–	$23,080.00	$8,500.00	$170,000.00	$170,000.00	$–	$146,920.00
Series Midnight Sweetie 19	Dolce Notte	820	820	–	$90.00	$35.80	$22.20	$–	$–	$18,204.00	$148.00	$121,360.00	$121,360.00	$–	$103,156.00
Series Miss Puzzle	Miss Puzzle	125	125	–	$109.84	$102.66	$37.50	$–	$–	$4,687.50	$250.00	$31,250.00	$31,250.00	$–	$26,562.50
Series Miss Sakamoto	Miss Sakamoto	6,000	6,000	–	$28.00	$18.00	$8.00	$–	$–	$48,000.00	$54.00	$324,000.00	$324,000.00	$–	$276,000.00
Series Mo Mischief	Mo Mischief	5,100	5,100	–	$50.00	$14.00	$11.00	$–	$–	$56,100.00	$75.00	$382,500.00	$382,500.00	$–	$326,400.00
Series Mo Temptation	Mo Temptation	3,500	3,500	–	$34.58	$34.15	$18.27	$–	$–	$63,945.00	$87.00	$304,500.00	$304,500.00	$–	$240,555.00
Series Monomoy Girl	Monomoy Girl	10,200	10,200	–	$–	$9.69	$6.90	$–	$–	$70,380.00	$16.59	$469,200.00	$469,200.00	$–	$398,820.00
Series Moonbow 20	Cumberland Falls	2,500	2,500	–	$21.69	$46.24	$18.07	$–	$–	$45,162.50	$86.00	$215,000.00	$215,000.00	$–	$169,837.50
Series Moonless Sky	Moonless Sky	200	200	–	$60.00	$33.50	$16.50	$–	$–	$3,300.00	$110.00	$22,000.00	$22,000.00	$–	$18,700.00
Series More Than Magic 21	Time is Magic	12	12	–	$10,500.00	$2,400.00	$2,100.00	$–	$–	$25,200.00	$15,000.00	$180,000.00	$180,000.00	$–	$154,800.00
Series Motion Emotion	Motion Emotion	1,020	1,020	–	$–	$46.90	$12.60	$–	$–	$12,852.00	$59.50	$85,680.00	$85,680.00	$–	$72,828.00
Series Mrs Whistler	Mrs Whistler	2,000	2,000	–	$42.00	$76.45	$20.55	$–	$–	$41,100.00	$139.00	$274,000.00	$274,000.00	$–	$232,900.00
Series My Fast One 20	One Fast Dream	2,000	2,000	–	$55.50	$76.50	$33.00	$–	$–	$66,000.00	$165.00	$330,000.00	$330,000.00	$–	$264,000.00
Series Naismith	Naismith	2,000	2,000	–	$82.13	$54.20	$22.80	$–	$–	$45,600.00	$159.13	$304,000.00	$304,000.00	$–	$258,400.00
Series National Road	National Road	20	20	–	$5,000.00	$1,000.00	$1,000.00	$–	$–	$20,000.00	$7,000.00	$140,000.00	$140,000.00	$–	$120,000.00
Series New York Claiming Package	New York Claiming Package	510	510	–	$72.00	$54.00	$14.00	$–	$–	$7,140.00	$140.00	$71,400.00	$71,400.00	$–	$64,260.00
Series Night of Idiots	Night of Idiots	80	80	–	$112.00	$100.00	$38.00	$–	$–	$3,040.00	$250.00	$20,000.00	$20,000.00	$–	$16,960.00
Series Nileist	Nileist	45	45	–	$260.00	$190.00	$80.00	$–	$–	$3,600.00	$530.00	$23,850.00	$23,850.00	$–	$20,250.00
Series Noble Goddess	Noble Goddess	300	300	–	$62.00	$31.00	$17.00	$–	$–	$5,100.00	$110.00	$33,000.00	$33,000.00	$–	$27,900.00
Series Northern Smile 20	Pep Rally	20	20	–	$4,500.00	$1,600.00	$900.00	$–	$–	$18,000.00	$7,000.00	$140,000.00	$140,000.00	$–	$122,000.00
Series NY Exacta	NY Exacta	2,000	2,000	–	$107.50	$86.30	$34.20	$–	$–	$68,400.00	$228.00	$456,000.00	$456,000.00	$–	$387,600.00
Series Ocean Magic 18	Palace Foal	–	–	–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$0.00
Series One Last Night 21	Fancy Quality	3,000	3,000	–	$47.82	$39.75	$25.43	$–	$–	$76,290.00	$113.00	$339,000.00	$339,000.00	$–	$262,710.00
Series Our Jenny B 21	Vino Grigio	20	20	–	$2,600.00	$2,661.60	$556.40	$–	$–	$11,128.00	$5,818.00	$120,000.00	$120,000.00	$–	$108,872.00
Series Our Miss Jones 19	Celebrity News	1,200	1,200	–	$52.50	$82.60	$23.40	$–	$–	$28,080.00	$158.50	$187,200.00	$187,200.00	$–	$159,120.00
Series Paddock Buzz	Paddock Buzz	1,250	1,250	–	$84.00	$131.93	$86.07	$–	$–	$107,587.50	$302.00	$377,500.00	$377,500.00	$–	$269,912.50
Series Patsys Kim 21	Lady Blitz	5,000	5,000	–	$67.20	$35.88	$29.92	$–	$–	$149,600.00	$133.00	$665,000.00	$665,000.00	$–	$515,400.00
Series Popular Demand	Popular Demand	1,020	1,020	–	$158.78	$63.00	$36.00	$–	$–	$36,720.00	$257.78	$248,880.00	$248,880.00	$–	$212,160.00
Series Power Up Paynter	Power Up Paynter	600	600	–	$100.00	$61.00	$29.00	$–	$–	$17,400.00	$190.00	$114,000.00	$114,000.00	$–	$96,600.00
Series Queen Amira 19	Regal Rebel	2,000	2,000	–	$63.00	$80.25	$24.75	$–	$–	$49,500.00	$168.00	$330,000.00	$330,000.00	$–	$280,500.00

45

Series Race Hunter 19	Chasing Time	10,000	10,000	–	$24.00	$17.00	$8.00	$–	$–	$80,000.00	$49.00	$520,000.00	$520,000.00	$–	$440,000.00
Series Restless Rider 23	Steel the Moment	10,000	9,631	369	$60.51	$24.58	$33.92	$9,069.65	$22,326.71	$326,635.37	$119.00	$1,146,089.00	$1,190,000.00	$43,911.00	$863,364.64
Series Salute to America	Salute to America	1,000	1,000	–	$84.00	$152.05	$40.95	$–	$–	$40,950.00	$277.00	$273,000.00	$273,000.00	$–	$232,050.00
Series Sarrocchi 21	Legitify	5,000	5,000	–	$63.39	$34.53	$30.08	$–	$–	$150,400.00	$128.00	$640,000.00	$640,000.00	$–	$489,600.00
Series Sauce On Side	Sauce On the Side	125	125	–	$130.00	$74.00	$36.00	$–	$–	$4,500.00	$240.00	$30,000.00	$30,000.00	$–	$25,500.00
Series Savvy Sassy 22	Real Savvy	3,750	3,750	–	$75.60	$39.10	$33.30	$–	$–	$124,875.00	$148.00	$555,000.00	$555,000.00	$–	$430,125.00
Series Seeking a Star 23	Sirius Pursuit	3,000	2,997	3	$42.00	$42.37	$33.63	$127.11	$126.00	$100,789.11	$118.00	$353,646.00	$354,000.00	$354.00	$253,210.89
Series Shake It Up Baby	Shake It Up Baby	250	250	–	$44.00	$66.50	$19.50	$–	$–	$4,875.00	$130.00	$32,500.00	$32,500.00	$–	$27,625.00
Series Sigesmund	Sigesmund	200	200	–	$50.00	$35.00	$15.00	$–	$–	$3,000.00	$100.00	$20,000.00	$20,000.00	$–	$17,000.00
Series Silverpocketsfull 19	Iron Works	5,100	5,100	–	$57.75	$20.65	$13.35	$–	$–	$68,085.00	$91.75	$453,900.00	$453,900.00	$–	$385,815.00
Series Slam Dunk 24	Elevated	10,000	6,883	3,117	$63.00	$24.23	$34.77	$75,524.91	$196,371.00	$239,321.91	$122.00	$839,726.00	$1,220,000.00	$380,274.00	$980,678.09
Series Smart Shopping 21	Seize the Grey	5,000	5,000	–	$63.00	$34.16	$29.84	$–	$–	$149,200.00	$127.00	$635,000.00	$635,000.00	$–	$485,800.00
Series Social Dilemma	Social Dilemma	510	510	–	$–	$92.93	$25.05	$–	$–	$12,775.50	$117.98	$85,170.00	$85,170.00	$–	$72,394.50
Series Song of Bernadette 20	Cable Boss	5,100	5,100	–	$61.00	$22.00	$14.00	$–	$–	$71,400.00	$97.00	$494,700.00	$494,700.00	$–	$423,300.00
Series Song of the Lark 21	Fireball Birdie	2,550	2,550	–	$66.60	$38.20	$32.20	$32.20	$–	$82,110.00	$137.00	$349,350.00	$349,350.00	$–	$267,240.00
Series Soul Beam	Soul Beam	65	65	–	$355.00	$163.50	$91.50	$–	$–	$5,947.50	$610.00	$39,650.00	$39,650.00	$–	$33,702.50
Series Spanxamillion 23	Native Brew	5,000	5,000	–	$81.03	$43.38	$49.59	$–	$–	$247,950.00	$174.00	$870,000.00	$870,000.00	$–	$622,050.00
Series Speightstown Belle 19	Ancient Royalty	900	900	–	$85.00	$33.15	$20.85	$–	$–	$18,765.00	$139.00	$125,100.00	$125,100.00	$–	$106,335.00
Series Spirit 20	Phantom Ride	3,000	3,000	–	$33.60	$33.60	$16.80	$–	$–	$50,400.00	$84.00	$252,000.00	$252,000.00	$–	$201,600.00
Series Squared Straight	Squared Straight	150	150	–	$150.00	$79.50	$40.50	$–	$–	$6,075.00	$270.00	$40,500.00	$40,500.00	$–	$34,425.00
Series STG Broodmare Band	STG Broodmare Band	5,000	5,000	–	$124.53	$49.37	$61.10	$–	$–	$305,500.00	$235.00	$1,175,000.00	$1,175,000.00	$–	$869,500.00
Series Stirred 23	Stir It Up	3,500	3,144	356	$64.38	$42.87	$42.75	$15,261.72	$22,919.28	$134,406.00	$150.00	$471,600.00	$525,000.00	$53,400.00	$390,594.00
Series Storm Shooter	Storm Shooter	2,000	2,000	–	$90.00	$48.00	$24.00	$–	$–	$48,000.00	$162.00	$324,000.00	$324,000.00	$–	$276,000.00
Series Street Band	Street Band	50	50	–	$918.00	$127.00	$185.00	$–	$–	$9,250.00	$1,230.00	$61,500.00	$61,500.00	$–	$52,250.00
Series Stylishly 23	Black Tie Optional	5,000	5,000	–	$115.25	$47.77	$64.98	$–	$–	$324,900.00	$228.00	$1,140,000.00	$1,140,000.00	$–	$815,100.00
Series Sunny 18	Solar Strike	6,000	6,000	–	$40.72	$14.69	$10.01	$–	$–	$60,060.00	$65.42	$390,000.00	$390,000.00	$–	$329,940.00
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	–	$3,500.00	$781.10	$718.90	$–	$–	$14,378.00	$5,000.00	$100,000.00	$100,000.00	$–	$85,622.00
Series Sweet Sweet Annie 19	In Due Time	20	20	–	$3,800.00	$1,739.00	$1,011.00	$–	$–	$20,220.00	$6,550.00	$150,000.00	$150,000.00	$–	$129,780.00
Series Swiss Minister	Swiss Minister	50	50	–	$150.00	$88.00	$42.00	$–	$–	$2,100.00	$280.00	$14,000.00	$14,000.00	$–	$11,900.00
Series Takeo Squared	Takeo Squared	100	100	–	$153.00	$76.00	$41.00	$–	$–	$4,100.00	$270.00	$27,000.00	$27,000.00	$–	$22,900.00
Series Tamboz 21	Catalyst	6,500	6,500	–	$58.28	$20.52	$24.20	$–	$–	$157,300.00	$103.00	$669,500.00	$669,500.00	$–	$512,200.00
Series Tapitry 19	Infinite Empire	820	820	–	$180.00	$52.05	$40.95	$–	$–	$33,579.00	$273.00	$223,860.00	$223,860.00	$–	$190,281.00
Series Tavasco Road	Tavasco Road	80	80	–	$128.00	$67.00	$35.00	$–	$–	$2,800.00	$230.00	$18,400.00	$18,400.00	$–	$15,600.00
Series Tell All 19	Walk the Talk	12	12	–	$7,000.00	$1,987.00	$1,513.00	$–	$–	$18,156.00	$10,500.00	$126,000.00	$126,000.00	$–	$107,844.00
Series Tell the Duchess 19	Duke of Love	2,000	2,000	–	$50.00	$71.00	$21.00	$–	$–	$42,000.00	$142.00	$284,000.00	$284,000.00	$–	$242,000.00
Series Thank You Note 23	Commissioned	5,000	5,000	–	$62.24	$40.73	$41.04	$–	$–	$205,200.00	$144.00	$720,000.00	$720,000.00	$–	$514,800.00

46

Series The Filly Four	The Filly Four	8,000	8,000	–	$178.30	$48.00	$27.00	$–	$–	$216,000.00	$253.30	$1,440,000.00	$1,440,000.00	$–	$1,224,000.00
Series The Incredi-Bundle	The Incredi-Bundle	10,200	10,200	–	$60.38	$23.32	$24.30	$–	$–	$247,860.00	$108.00	$1,101,600.00	$1,101,600.00	$–	$853,740.00
Series The New York Bundle	The New York Bundle	5,100	5,100	–	$90.90	$83.47	$50.63	$–	$–	$258,213.00	$225.00	$1,147,499.98	$1,147,500.00	$–	$889,287.00
Series The Royal Duet	The Royal Duet	5,100	5,100	–	$113.78	$40.75	$47.47	$–	$–	$242,097.00	$202.00	$1,030,200.00	$1,030,200.00	$–	$788,103.00
Series Thesis Break 24	Doctorate	5,100	3,653	1,447	$38.85	$23.36	$24.80	$33,794.69	$56,215.95	$90,576.14	$87.00	$317,811.00	$443,700.00	$125,889.00	$353,123.87
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	–	$100.00	$94.65	$34.35	$–	$–	$34,350.00	$229.00	$229,000.00	$229,000.00	$–	$194,650.00
Series Timeless Trick 20	Interstellar	12	12	–	$5,000.00	$1,750.00	$1,000.00	$–	$–	$12,000.00	$7,750.00	$93,000.00	$93,000.00	$–	$81,000.00
Series Tizamagician	Tizamagician	600	600	–	$202.58	$87.00	$48.00	$–	$–	$28,800.00	$337.58	$192,000.00	$192,000.00	$–	$163,200.00
Series Trust But Verify	Trust But Verify	13,333	12,615	718	$37.46	$17.59	$21.95	$12,630.77	$26,898.72	$276,836.18	$77.00	$971,355.00	$1,026,641.00	$55,286.00	$749,804.83
Series Tufnel	Tufnel	5,200	5,200	–	$33.00	$20.00	$9.00	$–	$–	$46,800.00	$62.00	$322,400.00	$322,400.00	$–	$275,600.00
Series Twirl Girl 21	Tonality	20	20	–	$3,750.00	$2,730.00	$795.00	$–	$–	$15,900.00	$7,275.00	$150,000.00	$150,000.00	$–	$134,100.00
Series Two Trail Sioux 17	Annahilate	450	450	–	$165.00	$90.00	$45.00	$–	$–	$20,250.00	$300.00	$135,000.00	$135,000.00	$–	$114,750.00
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	–	$24,750.00	$4,970.00	$–	$–	$–	$–	$29,720.00	$29,720.00	$29,720.00	$–	$29,720.00
Series Utalknboutpractice	Utalknboutpractice	100	100	–	$165.00	$90.00	$45.00	$–	$–	$4,500.00	$300.00	$30,000.00	$30,000.00	$–	$25,500.00
Series Vertical Threat	Vertical Threat	600	600	–	$107.75	$78.50	$31.50	$–	$–	$18,900.00	$217.75	$126,000.00	$126,000.00	$–	$107,100.00
Series Vow	Vow	2,000	2,000	–	$78.00	$74.00	$27.00	$–	$–	$54,000.00	$179.00	$358,000.00	$358,000.00	$–	$304,000.00
Series War Safe	War Safe	2,000	2,000	–	$47.25	$79.10	$21.90	$–	$–	$43,800.00	$148.25	$292,000.00	$292,000.00	$–	$248,200.00
Series Wayne O	Wayne O	6,000	6,000	–	$75.00	$6.00	$14.00	$–	$–	$84,000.00	$95.00	$570,000.00	$570,000.00	$–	$486,000.00
Series Who Runs the World	Who Runs the World	5,100	5,100	–	$63.00	$28.40	$15.60	$–	$–	$79,560.00	$107.00	$530,400.00	$530,400.00	$–	$450,840.00
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	–	$54.00	$9.00	$11.00	$–	$–	$56,100.00	$74.00	$377,400.00	$377,400.00	$–	$321,300.00
Series Wildcat Gaze 23	Shezawildone	1,100	1,082	18	$55.50	$84.64	$55.86	$1,523.52	$999.00	$60,440.52	$196.00	$212,072.00	$215,600.00	$3,528.00	$155,159.48
Series Without Delay 19	Golden Quality	20	20	–	$4,500.00	$1,550.00	$950.00	$–	$–	$19,000.00	$7,000.00	$140,000.00	$140,000.00	$–	$121,000.00
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	–	$14.70	$17.45	$5.55	$–	$–	$55,500.00	$37.70	$370,000.00	$370,000.00	$–	$314,500.00
Series Yes This Time	Yes This Time	10	10	–	$10,000.00	$793.00	$2,159.00	$–	$–	$21,590.00	$12,952.00	$129,520.00	$129,520.00	$–	$107,930.00
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	–	$42.00	$23.75	$11.25	$–	$–	$67,500.00	$77.00	$450,000.00	$450,000.00	$–	$382,500.00
Series Zestful	Zestful	100	100	–	$194.00	$78.00	$48.00	$–	$–	$4,800.00	$320.00	$32,000.00	$32,000.00	$–	$27,200.00

______________________

(1)	Denotes total membership interests offered, sold to date and remaining to be sold in each series.
(2)	Denotes the “Cash Portion of the Asset Cost”, “Cash Reserves for Operating Expenses”, and “Due Diligence Fee” per membership interest sold.
(3)	Denotes the amount of cash held in reserve attributable to such series after deduction of “Due Diligence Fee.”
(4)	Denotes the amount owed to the Manager for any loans extend on behalf of a series.
(5)	Denotes the amount of “Due Diligence Fee” or other “Management Fee” paid to Manager.
(6)	Price per membership interest of each series.
(7)	Denotes total dollar amount offered, sold to date and remaining to be sold in each series.
(8)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(9)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

47

Revenues

Revenues are generated at the Series level. During the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company generated $2,741,908 and $5,232,455 in revenues, respectively. The decrease in revenue is attributed to certain Series’ Underlying Asset prior year horse race purse winnings, including Seize the Grey and Straight No Chaser. Some of the Company’s horses (as more particularly described in the Offering Statements under the “Use of Proceeds” section for each Underlying Asset) have begun racing, and thus, may begin to generate revenue.

During the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company incurred costs of revenue – horse expenses of $2,942,471 and $3,771,498, respectively. The decrease in costs of revenue and horse expenses is attributed to the decrease in the Company’s investment in new, additional Underlying Assets that are related to veterinary costs, transportation, jockey fees, etc. as directly related to the revenue–driving activities of such series of horses.

The revenues generated, and costs of revenue incurred, on a series–by–series basis as of December 31, 2025, and December 31, 2024 are as follows:

		Revenues		Cost of Revenues
Series Name	Underlying Asset	31-Dec-25	31-Dec-24	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$8,400	$–	$(32,257)
Series Adjust 20	Jai Ho	$–	$3,900	$–	$(12,627)
Series Alliford Bay 21	Sweet Voyage	$33,884	$1,185	$(45,652)	$(38,899)
Series Amandrea	Amandrea	$–	$–	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–	$–
Series Arch Support 20	Captain Sparrow	$11,950	$8,350	$(35,358)	$(22,054)
Series Ari the Adventurer 19	Kanthari	$–	$49,930	$–	$(55,847)
Series Athenian Beauty 19	Quantum Theory	$–	$–	$–	$–
Series Authentic	Authentic	$699,234	$837,224	$(23,802)	$(88,391)
Series Awe Hush 19	Can't Hush This	$–	$–	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$1,872	$–	$(23,497)
Series Balletic	Balletic	$–	$–	$–	$(28,977)
Series Bella Chica	Bella Chica	$–	$–	$–	$–
Series Bernin Midnight 24	Bern Rate	$–	$–	$(20,187)	$–
Series Big Mel	Big Mel	$–	$–	$–	$–
Series Black Escort 19	Halofied	$–	$–	$–	$–
Series Blip Says Bye 23	Misstrial	$22,100	$–	$(88,504)	$(22,775)
Series Blue Curl 22	Isle Blue	$11,108	$–	$(41,649)	$(33,303)
Series Blue Devil	Blue Devil	$40,537	$2,450	$(57,331)	$(34,595)
Series Brandy 22	Authentic Spirit	$–	$900	$(9,808)	$(67,084)
Series Bubala 24	Bold Type	$–	$–	$(14,836)	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$–	$–	$(8,344)	$–
Series Carpe Fortuna 24	Circe	$–	$–	$(6,369)	$–
Series Carrothers	Carrothers	$–	$–	$–	$–
Series Cayala 19	Provocateur	$–	$–	$–	$–
Series Celestial Moon	Celestial Moon	$–	$3490-	$–	$(30,184)

48

Series Chad Brown Bundle	Chad Brown Bundle	$–	$600	$–	$(41,903)
Series Chasing the Moon 20	Cuvier	$–	$–	$–	$–
Series Claire De Lune 22	Moonlit Courage	$18,500	$–	$(93,145)	$(36,731)
Series Classic Cut	Classic Cut	$11,710	$61,305	$(54,687)	$(68,621)
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–	$–	$–
Series Co Cola 19	Search Engine	$–	$–	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–	$–	$–
Series Confetti 24	Start the Party	$–	$–	$(16,768)	$–
Series Consecrate 19	Sacred Beauty	$–	$–	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–	$–	$–
Series Crown It 21	Normandy Queen	$26,400	$79,560	$(52,730)	$(62,182)
Series Daddys Joy	Daddy's Joy	$–	$–	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–	$–	$–
Series Daring Dancer 20	Boppy	$–	$–	$–	$–
Series Deep Cover	Deep Cover	$–	$–	$–	$–
Series Demogorgon	Demogorgon	$–	$–	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–	$–	$–
Series Divine Mercy 24	Absolution	$–	$–	$(17,388)	$–
Series Echo Warrior 19	Hero Status	$–	$34,215	$–	$(50,314)
Series Edge Classic Colts Package	Classic Colts Package	$31,341	$20,494	$(40,640)	$(65,220)
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–	$–	$–
Series Elarose 21	Secret Crush	$–	$27,375	$(19,326)	$(65,886)
Series Enchante 21	Simply Enchanting	$4,388	$67,540	$(23,823)	$(79,753)
Series Escape Route	Escape Route	$–	$18,440	$–	$(39,876)
Series Essential Rose 20	Rosie's Alibi	$–	$100,670	$–	$(98,912)
Series Exonerated 19	Above Suspicion	$–	$–	$–	$–
Series Eyepopnruby 23	My Eyes on You	$–	$–	$(30,018)	$–
Series Fenwick Hall 20	Inspector	$–	$–	$–	$–
Series Flora Dora 20	Spun Intended	$–	$–	$–	$(7,624)
Series Forever Rose	Forever Rose	$–	$(80)	$–	$32,098
Series Formidable Kitt 22	Elite Heat	$27,130	$11,600	$(79,368)	$(54,801)
Series Frosted Oats	Frosted Oats	$–	$–	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$5,042	$–	$(9,523)
Series Gentleman Gerry	Gentleman Gerry	$–	$–	$–	$–
Series Giant Mover 21	Sweet as Sin	$2,638	$5,081	$1,707	$(10,050)
Series Going to Vegas	Going to Vegas	$–	$–	$–	$–
Series Got Stormy	Got Stormy	$–	$–	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–	$–	$–
Series Great Hot 23	Raging Inferno	$750	$–	$(40,413)	$–
Series Great Sister Diane 24	Warranted	$–	$–	$(17,873)	$–
Series Heaven Street	Heaven Street	$–	$–	$–	$–

49

Series Ashlees Empire 20	Helicopter Money	$–	$–	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$–	$–	$(29,974)
Series Im A Looker 20	Pioneer Prince	$–	$49,680	$–	$(52,321)
Series Into Summer 19	Malibu Mayhem	$–	$–	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–	$–	$37,379
Series Just Like Lucy 23	Love Like Lucy	$53,448	$–	$(47,209)	$–
Series Just Louise 19	Forbidden Kingdom	$–	$255	$–	$(24,177)
Series Keertana 18	American Heiress	$–	$–	$–	$–
Series Kichiro	Kichiro	$–	$–	$–	$–
Series Kindle 21	A Day to Remember	$26,675	$4,950	$(42,093)	$(31,630)
Series Knarsdale 21	Seismic Beauty	$212,588	$31,365	$(142,709)	$(49,004)
Series Lane Way	Lane Way	$–	$26,000	$–	$(56,360)
Series Latte Da 19	Inalattetrouble	$–	$–	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–	$–	$–
Series Lost Empire 19	Laforgia	$–	$–	$–	$–
Series Lovesick 21	Here's the Kicker	$32,163	$30,829	$(60,527)	$(51,465)
Series Madiera Wine	Madiera Wine	$–	$–	$–	$–
Series Magic Belle 23	Mystical Belle	$35,520	$–	$(51,921)	$–
Series Malibu Bonnie 23	Munny Problem	$–	$–	$(62,833)	$(30,324)
Series Man Among Men	Man Among Men	$–	$20,672	$–	$(16,840)
Series Margaret Reay 19	A Mo Reay	$–	$–	$–	$–
Series Margarita Friday 19	Straight No Chaser	$1,258,966	$1,170,770	$(534,054)	$(410,301)
Series Marsh Hawk 24	Marsh Hawk '24	$–	$–	$(23,144)	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$432	$–	$(7,761)
Series Mo Mischief	Mo Mischief	$–	$–	$–	$–
Series Mo Temptation	Mo Temptation	$–	$350	$–	$(23,226)
Series Monomoy Girl	Monomoy Girl	$–	$–	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$16,357	$–	$(23,230)
Series More Than Magic 21	Time is Magic	$384	$2,562	$(6,256)	$(32,219)
Series Motion Emotion	Motion Emotion	$–	$–	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–	$–	$–
Series My Fast One 20	One Fast Dream	$–	$1,900	$–	$(3,890)
Series Naismith	Naismith	$–	$–	$–	$–
Series National Road	National Road	$–	$–	$–	$–
Series Northern Smile 20	Pep Rally	$–	$1,140	$–	$(10,117)
Series NY Exacta	NY Exacta	$–	$–	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–	$–	$–
Series One Last Night 21	Fancy Quality	$–	$7,524	$(9,300)	$(35,432)
Series Our Jenny B 21	Vino Grigio	$10,480	$–	$(38,421)	$(39,184)

50

Series Our Miss Jones 19	Celebrity News	$–	$–	$–	$–
Series Paddock Buzz	Paddock Buzz	$–	$–	$(13,467)	$–
Series Patsys Kim 21	Lady Blitz	$–	$–	$–	$(38,643)
Series Popular Demand	Popular Demand	$–	$–	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–	$–	$–
Series Race Hunter 19	Chasing Time	$20,565	$28,027	$(32,573)	$(67,553)
Series Restless Rider 23	Steel the Moment	$–	$–	$(51,265)	$–
Series Salute to America	Salute to America	$–	$–	$–	$–
Series Sarrocchi 21	Legitify	$–	$2,800	$–	$(26,785)
Series Savvy Sassy 22	Real Savvy	$14,775	$46,530	$(64,624)	$(61,611)
Series Seeking a Star 23	Sirius Pursuit	$2,805	$–	$(38,545)	$(11,722)
Series Sigesmund	Sigesmund	$–	$–	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–	$–	$–
Series Slam Dunk 24	Elevated	$–	$–	$(40,773)	$–
Series Smart Shopping 21	Seize the Grey	$–	$2,376,660	$(45,568)	$(814,939)
Series Social Dilemma	Social Dilemma	$–	$–	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$556	$–	$(15,188)
Series Song of the Lark 21	Fireball Birdie	$6,770	$35,746	$(31,377)	$(39,784)
Series Spanxamillion 23	Native Brew	$2,906	$–	$(74,830)	$(29,586)
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–	$–
Series Spirit 20	Phantom Ride	$–	$61,748	$–	$(29,170)
Series Squared Straight	Squared Straight	$–	$–	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–	$–	$–
Series STG Broodmare Band	STG Broodmare Band	$–	$–	$(133,905)	$(11,596)
Series Stirred 23	Stir It Up	$438	$–	$(30,532)	$–
Series Storm Shooter	Storm Shooter	$–	$–	$–	$–
Series Stylishly 23	Black Tie Optional	$–	$–	$(88,483)	$(37,079)
Series Sunny 18	Solar Strike	$–	$–	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$–	$–	$(15,737)
Series Tamboz 21	Catalyst	$21,824	$6,281	$(39,258)	$(49,248)
Series Tapitry 19	Infinite Empire	$–	$–	$–	$–
Series Tell All 19	Walk the Talk	$–	$–	$–	$–
Series Tell the Duchess 19	Duke of Love	$4,355	$(116,200)	$(56,084)	$(58,660)
Series Thank You Note 23	Commissioned	$8,400	$–	$(63,459)	$–
Series The Filly Four	The Filly Four	$–	$–	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$48,962	$745	$(82,647)	$(107,793)
Series The New York Bundle	The New York Bundle	$38,218	$47,507	$(105,739)	$(168,001)
Series The Royal Duet	The Royal Duet	$–	$15,475	$–	$(85,525)
Series Thesis Break 24	Doctorate	$–	$–	$(16,876)	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–	$–	$–
Series Tizamagician	Tizamagician	$–	$–	$–	$–

51

Series Trust But Verify	Trust But Verify	$–	$–	$(55,541)	$–
Series Tufnel	Tufnel	$–	$11,060	$–	$(38,514)
Series Twirl Girl 21	Tonality	$–	$675	$–	$(23,955)
Series Two Trail Sioux 17	Annahilate	$–	$–	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–	$–	$–
Series Vow	Vow	$–	$517	$–	$(694)
Series War Safe	War Safe	$–	$–	$–	$–
Series Wayne O	Wayne O	$–	$–	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$–	$–	$147
Series Wildcat Gaze 23	Shezawildone	$–	$–	$(22,147)	$–
Series Without Delay 19	Golden Quality	$–	$–	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–	$–
Series Yes This Time	Yes This Time	$–	$–	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–	$–	$–
		$2,741,908	$5,232,456	$(2,942,471)	$(3,771,500)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

Operating Expenses

Since its formation in December 2016, the Company’s efforts have been focused on the development of the offering and marketing for fundraising. The Company commenced its planned principal operations in 2018. During the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company incurred $ 4,793,747 and $3,366,207, respectively, an increase of $1,427,540 related to general and administrative fees, Management Fees and depreciation. The increase was primarily driven by the absence of prior year gains from the sale of the underlying assets in Series Smart Shopping 21 and Series Rosie’s Alibi.

52

Operating Expenses for the Company including all of the Series for the twelve–month periods ended December 31, 2025, and December 31, 2024, are as follows:

Total Operating Expense
	31-Dec-25	31-Dec-24	Difference	Change
General and Administrative (1)	$883,377	$1,873,373	$(989,996)	-53%
Marketing	$37,656	$17,874	$19,782	111%
Management Fees	$3,282,055	$2,444,486	$837,569	34%
Depreciation	$2,806,569	$3,049,767	$(243,198)	-8%
Loss/(Gain) on Horse Retirement	$(2,215,910)	$(4,019,294)	$1,803,384	-45%
Total:	$4,793,747	$3,366,207	$1,427,541	42%

Operating Expenses – Overview

During the twelve–month periods ended December 31, 2025, and December 31, 2024, at the close of the respective offerings for the Series listed in the table below, each individual Series became responsible for operating expenses. All operating expenses are incurred on the books by the Series. The operating expenses for each Series are as follows:

		Operating Expenses
Series Name	Underlying Asset	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$188,672
Series Adjust 20	Jai Ho	$–	$31,932
Series Alliford Bay 21	Sweet Voyage	$53,350	$51,050
Series Amandrea	Amandrea	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Arch Support 20	Captain Sparrow	$12,158	$27,033
Series Ari the Adventurer 19	Kanthari	$–	$34,097
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Authentic	Authentic	$114,680	$282,504
Series Awe Hush 19	Can't Hush This	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$76,408
Series Balletic	Balletic	$–	$62,517
Series Bella Chica	Bella Chica	$–	$–
Series Bernin Midnight 24	Bern Rate	$111,759	$–
Series Big Mel	Big Mel	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Blip Says Bye 23	Misstrial	$111,653	$174,818
Series Blue Curl 22	Isle Blue	$81,572	$104,168
Series Blue Devil	Blue Devil	$197,837	$90,304
Series Brandy 22	Authentic Spirit	$207,266	$137,450
Series Bubala 24	Bold Type	$112,774	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$35,392	$–

53

Series Carpe Fortuna 24	Circe	$24,526	$–
Series Carrothers	Carrothers	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Celestial Moon	Celestial Moon	$–	$109,359
Series Chad Brown Bundle	Chad Brown Bundle	$–	$69,952
Series Chasing the Moon 20	Cuvier	$–	$–
Series Claire De Lune 22	Moonlit Courage	$50,674	$150,779
Series Classic Cut	Classic Cut	$11,350	$60,166
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–
Series Co Cola 19	Search Engine	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Confetti 24	Start the Party	$158,262	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–
Series Crown It 21	Normandy Queen	$53,114	$62,986
Series Daddys Joy	Daddy's Joy	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Daring Dancer 20	Boppy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–
Series Divine Mercy 24	Absolution	$29,350	$–
Series Echo Warrior 19	Hero Status	$–	$(6,655)
Series Edge Classic Colts Package	Classic Colts Package	$77,855	$66,308
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–
Series Elarose 21	Secret Crush	$78,400	$114,050
Series Enchante 21	Simply Enchanting	$(11,808)	$107,706
Series Escape Route	Escape Route	$–	$3,000
Series Essential Rose 20	Rosie's Alibi	$(3,693)	$(407,914)
Series Exonerated 19	Above Suspicion	$–	$–
Series Eyepopnruby 23	My Eyes on You	$160,039	$–
Series Fenwick Hall 20	Inspector	$–	$–
Series Flora Dora 20	Spun Intended	$–	$36,632
Series Forever Rose	Forever Rose	$–	$(70,608)
Series Formidable Kitt 22	Elite Heat	$99,238	$250,487
Series Frosted Oats	Frosted Oats	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$(12,015)
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Giant Mover 21	Sweet as Sin	$21,520	$20,591
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–
Series Great Hot 23	Raging Inferno	$112,219	$–

54

Series Great Sister Diane 24	Warranted	$151,388	$–
Series Heaven Street	Heaven Street	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$67,262
Series Im A Looker 20	Pioneer Prince	$–	$130,148
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Ishvana 21	Ishvana 21	$–	$(60,691)
Series Just Like Lucy 23	Love Like Lucy	$161,535	$–
Series Just Louise 19	Forbidden Kingdom	$–	$(131,877)
Series Keertana 18	American Heiress	$–	$–
Series Kichiro	Kichiro	$–	$–
Series Kindle 21	A Day to Remember	$46,899	$59,150
Series Knarsdale 21	Seismic Beauty	$(775,850)	$115,031
Series Lane Way	Lane Way	$–	$6,100
Series Latte Da 19	Inalattetrouble	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lovesick 21	Here's the Kicker	$99,254	$96,766
Series Madiera Wine	Madiera Wine	$–	$–
Series Magic Belle 23	Mystical Belle	$135,417	$–
Series Malibu Bonnie 23	Munny Problem	$156,045	$256,736
Series Man Among Men	Man Among Men	$–	$(71,623)
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Margarita Friday 19	Straight No Chaser	$(668,595)	$310,522
Series Marsh Hawk 24	Marsh Hawk '24	$33,863	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$(14,156)
Series Mo Mischief	Mo Mischief	$–	$–
Series Mo Temptation	Mo Temptation	$–	$69,636
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$21,735
Series More Than Magic 21	Time is Magic	$35,383	$48,350
Series Motion Emotion	Motion Emotion	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–
Series My Fast One 20	One Fast Dream	$–	$45,696
Series Naismith	Naismith	$–	$–
Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$39,345
Series NY Exacta	NY Exacta	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–

55

Series One Last Night 21	Fancy Quality	$21,379	$60,368
Series Our Jenny B 21	Vino Grigio	$15,070	$19,833
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Paddock Buzz	Paddock Buzz	$17,550	$–
Series Patsys Kim 21	Lady Blitz	$–	$185,483
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Race Hunter 19	Chasing Time	$(36,400)	$36,393
Series Restless Rider 23	Steel the Moment	$459,281	$–
Series Salute to America	Salute to America	$–	$–
Series Sarrocchi 21	Legitify	$–	$150,695
Series Savvy Sassy 22	Real Savvy	$88,468	$105,950
Series Seeking a Star 23	Sirius Pursuit	$50,952	$82,388
Series Sigesmund	Sigesmund	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–
Series Slam Dunk 24	Elevated	$356,251	$–
Series Smart Shopping 21	Seize the Grey	$44,983	$(2,303,659)
Series Social Dilemma	Social Dilemma	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$60,204
Series Song of the Lark 21	Fireball Birdie	$48,602	$62,600
Series Spanxamillion 23	Native Brew	$232,411	$223,694
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Spirit 20	Phantom Ride	$–	$19,953
Series Squared Straight	Squared Straight	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$6,750
Series STG Broodmare Band	STG Broodmare Band	$391,358	$27,442
Series Stirred 23	Stir It Up	$187,941	$–
Series Storm Shooter	Storm Shooter	$–	$–
Series Stylishly 23	Black Tie Optional	$177,724	$428,631
Series Sunny 18	Solar Strike	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$5,845
Series Tamboz 21	Catalyst	$46,821	$128,488
Series Tapitry 19	Infinite Empire	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Tell the Duchess 19	Duke of Love	$1,651	$23,109
Series Thank You Note 23	Commissioned	$311,917	$–
Series The Filly Four	The Filly Four	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$211,650	$462,185
Series The New York Bundle	The New York Bundle	$252,924	$451,818
Series The Royal Duet	The Royal Duet	$–	$280,226
Series Thesis Break 24	Doctorate	$131,528	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–

56

Series Timeless Trick 20	Interstellar	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Trust But Verify	Trust But Verify	$431,653	$–
Series Tufnel	Tufnel	$–	$42,935
Series Twirl Girl 21	Tonality	$–	$49,856
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series Vow	Vow	$–	$(8,956)
Series War Safe	War Safe	$–	$–
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$(37,931)
Series Wildcat Gaze 23	Shezawildone	$75,207	$–
Series Without Delay 19	Golden Quality	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Yes This Time	Yes This Time	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–
Totals		$4,793,747	$3,366,207

________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

57

Operating Expenses – General and Administrative Includes Sales and Marketing

For the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company incurred General and Administrative Fee expenses inclusive of Marketing of $921,033, and $1,873,374, respectively, a decrease of $952,341. The decrease is due primarily to the decrease in taxes due for certain series during the current period relative to the prior period.

The general and administrative fees incurred on a series–by–series basis as of December 31, 2025, and December 31, 2024 are as follows:

		General and Administrative Fees and Sales and Marketing
Series Name	Underlying Asset	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$7,881
Series Adjust 20	Jai Ho	$–	$4,850
Series Alliford Bay 21	Sweet Voyage	$11,350	$9,050
Series Amandrea	Amandrea	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Arch Support 20	Captain Sparrow	$3,000	$3,700
Series Ari the Adventurer 19	Kanthari	$–	$6,000
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Authentic	Authentic	$27,276	$22,500
Series Awe Hush 19	Can't Hush This	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$4,250
Series Balletic	Balletic	$–	$4,335
Series Bella Chica	Bella Chica	$–	$–
Series Bernin Midnight 24	Bern Rate	$6,392	$–
Series Big Mel	Big Mel	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Blip Says Bye 23	Misstrial	$11,500	$2,400
Series Blue Curl 22	Isle Blue	$11,350	$11,450
Series Blue Devil	Blue Devil	$9,950	$9,070
Series Brandy 22	Authentic Spirit	$5,752	$11,450
Series Bubala 24	Bold Type	$4,740	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$1,500	$–
Series Carpe Fortuna 24	Circe	$2,800	$–
Series Carrothers	Carrothers	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Celestial Moon	Celestial Moon	$–	$5,251
Series Chad Brown Bundle	Chad Brown Bundle	$–	$4,460
Series Chasing the Moon 20	Cuvier	$–	$–
Series Claire De Lune 22	Moonlit Courage	$12,257	$6,050
Series Classic Cut	Classic Cut	$11,350	$7,200
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–
Series Co Cola 19	Search Engine	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Confetti 24	Start the Party	$5,889	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–

58

Series Crown It 21	Normandy Queen	$2,124	$5,200
Series Daddys Joy	Daddy's Joy	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Daring Dancer 20	Boppy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–
Series Divine Mercy 24	Absolution	$2,800	$–
Series Echo Warrior 19	Hero Status	$–	$7,215
Series Edge Classic Colts Package	Classic Colts Package	$4,375	$4,651
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–
Series Elarose 21	Secret Crush	$4,900	$9,050
Series Enchante 21	Simply Enchanting	$12,725	$7,966
Series Escape Route	Escape Route	$–	$3,000
Series Essential Rose 20	Rosie's Alibi	$(3,693)	$39,453
Series Exonerated 19	Above Suspicion	$–	$–
Series Eyepopnruby 23	My Eyes on You	$7,694	$–
Series Fenwick Hall 20	Inspector	$–	$–
Series Flora Dora 20	Spun Intended	$–	$4,800
Series Forever Rose	Forever Rose	$–	$(8,600)
Series Formidable Kitt 22	Elite Heat	$11,353	$4,180
Series Frosted Oats	Frosted Oats	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$7,068
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Giant Mover 21	Sweet as Sin	$1,450	$4,807
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–
Series Great Hot 23	Raging Inferno	$7,272	$–
Series Great Sister Diane 24	Warranted	$4,780	$–
Series Heaven Street	Heaven Street	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$5,400
Series Im A Looker 20	Pioneer Prince	$–	$9,070
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Ishvana 21	Ishvana 21	$–	$(7,600)
Series Just Like Lucy 23	Love Like Lucy	$6,703	$–
Series Just Louise 19	Forbidden Kingdom	$–	$10,041
Series Keertana 18	American Heiress	$–	$–
Series Kichiro	Kichiro	$–	$–
Series Kindle 21	A Day to Remember	$9,857	$6,650
Series Knarsdale 21	Seismic Beauty	$114,057	$11,246
Series Lane Way	Lane Way	$–	$3,500

59

Series Latte Da 19	Inalattetrouble	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lovesick 21	Here's the Kicker	$11,750	$9,104
Series Madiera Wine	Madiera Wine	$–	$–
Series Magic Belle 23	Mystical Belle	$8,067	$–
Series Malibu Bonnie 23	Munny Problem	$10,964	$3,000
Series Man Among Men	Man Among Men	$–	$7,230
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Margarita Friday 19	Straight No Chaser	$392,655	$178,911
Series Marsh Hawk 24	Marsh Hawk '24	$2,800	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$3,195
Series Mo Mischief	Mo Mischief	$–	$–
Series Mo Temptation	Mo Temptation	$–	$7,700
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$9,134
Series More Than Magic 21	Time is Magic	$850	$6,350
Series Motion Emotion	Motion Emotion	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–
Series My Fast One 20	One Fast Dream	$–	$1,200
Series Naismith	Naismith	$–	$–
Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$3,135
Series NY Exacta	NY Exacta	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–
Series One Last Night 21	Fancy Quality	$2,400	$9,092
Series Our Jenny B 21	Vino Grigio	$2,600	$2,500
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Paddock Buzz	Paddock Buzz	$2,800	$–
Series Patsys Kim 21	Lady Blitz	$–	$7,450
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Race Hunter 19	Chasing Time	$3,600	$7,472
Series Restless Rider 23	Steel the Moment	$6,513	$–
Series Salute to America	Salute to America	$–	$–
Series Sarrocchi 21	Legitify	$–	$6,650
Series Savvy Sassy 22	Real Savvy	$11,780	$11,450
Series Seeking a Star 23	Sirius Pursuit	$10,974	$2,400

60

Series Sigesmund	Sigesmund	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–
Series Slam Dunk 24	Elevated	$5,993	$–
Series Smart Shopping 21	Seize the Grey	$30,103	$1,252,629
Series Social Dilemma	Social Dilemma	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$560
Series Song of the Lark 21	Fireball Birdie	$10,968	$9,050
Series Spanxamillion 23	Native Brew	$10,969	$3,000
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Spirit 20	Phantom Ride	$–	$6,393
Series Squared Straight	Squared Straight	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–
Series STG Broodmare Band	STG Broodmare Band	$8,301	$1,000
Series Stirred 23	Stir It Up	$6,486	$–
Series Storm Shooter	Storm Shooter	$–	$–
Series Stylishly 23	Black Tie Optional	$11,058	$3,000
Series Sunny 18	Solar Strike	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$2,390
Series Tamboz 21	Catalyst	$10,950	$9,050
Series Tapitry 19	Infinite Empire	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Tell the Duchess 19	Duke of Love	$1,651	$23,499
Series Thank You Note 23	Commissioned	$8,817	$–
Series The Filly Four	The Filly Four	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$10,009	$9,050
Series The New York Bundle	The New York Bundle	$9,935	$9,688
Series The Royal Duet	The Royal Duet	$–	$9,050
Series Thesis Break 24	Doctorate	$5,901	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Trust But Verify	Trust But Verify	$7,774	$–
Series Tufnel	Tufnel	$–	$2,060
Series Twirl Girl 21	Tonality	$–	$2,300
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series Vow	Vow	$–	$2,857
Series War Safe	War Safe	$–	$–
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$4,831
Series Wildcat Gaze 23	Shezawildone	$2,862	$–

61

Series Without Delay 19	Golden Quality	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Yes This Time	Yes This Time	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–
		$921,033	$1,873,374

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered

Operating Expenses – Management Fee

For the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company incurred Management Fee expenses of $3,282,055, and $2,444,486, respectively, an increase of $837,569. The increase is due primarily to the increase in new offerings during the current period relative to the prior period.

The Management Fee expenses on a series–by–series basis as of December 31, 2025, and December 31, 2024 are as follows:

Management Fee
Series Name	Underlying Asset	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$33,265
Series Adjust 20	Jai Ho	$–	$–
Series Alliford Bay 21	Sweet Voyage	$–	$–
Series Amandrea	Amandrea	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Arch Support 20	Captain Sparrow	$–	$–
Series Ari the Adventurer 19	Kanthari	$–	$4,645
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Authentic	Authentic	$87,404	$243,563
Series Awe Hush 19	Can't Hush This	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$–
Series Balletic	Balletic	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Bernin Midnight 24	Bern Rate	$89,040	$–
Series Big Mel	Big Mel	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Blip Says Bye 23	Misstrial	$100,154	$139,268
Series Blue Curl 22	Isle Blue	$–	$22,496
Series Blue Devil	Blue Devil	$67,297	$18,759
Series Brandy 22	Authentic Spirit	$–	$–

62

Series Bubala 24	Bold Type	$83,543	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$13,320	$–
Series Carpe Fortuna 24	Circe	$11,016	$–
Series Carrothers	Carrothers	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Celestial Moon	Celestial Moon	$–	$–
Series Chad Brown Bundle	Chad Brown Bundle	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Claire De Lune 22	Moonlit Courage	$–	$121,080
Series Classic Cut	Classic Cut	$–	$2,160
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–
Series Co Cola 19	Search Engine	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Confetti 24	Start the Party	$103,810	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–
Series Crown It 21	Normandy Queen	$–	$6,795
Series Daddys Joy	Daddy's Joy	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Daring Dancer 20	Boppy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–
Series Divine Mercy 24	Absolution	$10,800	$–
Series Echo Warrior 19	Hero Status	$–	$3,236
Series Edge Classic Colts Package	Classic Colts Package	$1,100	$768
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–
Series Elarose 21	Secret Crush	$–	$–
Series Enchante 21	Simply Enchanting	$–	$–
Series Escape Route	Escape Route	$–	$–
Series Essential Rose 20	Rosie's Alibi	$–	$10,067
Series Exonerated 19	Above Suspicion	$–	$–
Series Eyepopnruby 23	My Eyes on You	$113,160	$–
Series Fenwick Hall 20	Inspector	$–	$–
Series Flora Dora 20	Spun Intended	$–	$–
Series Forever Rose	Forever Rose	$–	$–
Series Formidable Kitt 22	Elite Heat	$–	$202,837
Series Frosted Oats	Frosted Oats	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$494
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Giant Mover 21	Sweet as Sin	$–	$–
Series Going to Vegas	Going to Vegas	$–	$–

63

Series Got Stormy	Got Stormy	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–
Series Great Hot 23	Raging Inferno	$76,375	$–
Series Great Sister Diane 24	Warranted	$117,733	$–
Series Heaven Street	Heaven Street	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$–
Series Im A Looker 20	Pioneer Prince	$–	$(50)
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–
Series Just Like Lucy 23	Love Like Lucy	$118,962	$–
Series Just Louise 19	Forbidden Kingdom	$–	$25
Series Keertana 18	American Heiress	$–	$–
Series Kichiro	Kichiro	$–	$–
Series Kindle 21	A Day to Remember	$–	$–
Series Knarsdale 21	Seismic Beauty	$–	$–
Series Lane Way	Lane Way	$–	$2,600
Series Latte Da 19	Inalattetrouble	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lovesick 21	Here's the Kicker	$–	$158
Series Madiera Wine	Madiera Wine	$–	$–
Series Magic Belle 23	Mystical Belle	$80,100	$–
Series Malibu Bonnie 23	Munny Problem	$35,081	$207,163
Series Man Among Men	Man Among Men	$–	$2,067
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Margarita Friday 19	Straight No Chaser	$251,250	$117,077
Series Marsh Hawk 24	Marsh Hawk '24	$15,750	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$72
Series Mo Mischief	Mo Mischief	$–	$–
Series Mo Temptation	Mo Temptation	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$–
Series More Than Magic 21	Time is Magic	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–
Series My Fast One 20	One Fast Dream	$–	$(420)
Series Naismith	Naismith	$–	$–

64

Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$–
Series NY Exacta	NY Exacta	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–
Series One Last Night 21	Fancy Quality	$–	$–
Series Our Jenny B 21	Vino Grigio	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Paddock Buzz	Paddock Buzz	$6,000	$–
Series Patsys Kim 21	Lady Blitz	$–	$(1,408)
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Race Hunter 19	Chasing Time	$–	$2,359
Series Restless Rider 23	Steel the Moment	$351,924	$–
Series Salute to America	Salute to America	$–	$–
Series Sarrocchi 21	Legitify	$–	$–
Series Savvy Sassy 22	Real Savvy	$938	$–
Series Seeking a Star 23	Sirius Pursuit	$39,978	$67,524
Series Sigesmund	Sigesmund	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–
Series Slam Dunk 24	Elevated	$266,925	$–
Series Smart Shopping 21	Seize the Grey	$–	$222,637
Series Social Dilemma	Social Dilemma	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$–
Series Song of the Lark 21	Fireball Birdie	$–	$–
Series Spanxamillion 23	Native Brew	$99,775	$169,525
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Spirit 20	Phantom Ride	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–
Series STG Broodmare Band	STG Broodmare Band	$318,091	$–
Series Stirred 23	Stir It Up	$143,900	$–
Series Storm Shooter	Storm Shooter	$–	$–
Series Stylishly 23	Black Tie Optional	$–	$348,694
Series Sunny 18	Solar Strike	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$–
Series Tamboz 21	Catalyst	$–	$–
Series Tapitry 19	Infinite Empire	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Tell the Duchess 19	Duke of Love	$–	$(11,620)
Series Thank You Note 23	Commissioned	$217,529	$–
Series The Filly Four	The Filly Four	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$191	$247,860

65

Series The New York Bundle	The New York Bundle	$280	$260,738
Series The Royal Duet	The Royal Duet	$–	$–
Series Thesis Break 24	Doctorate	$98,108	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Trust But Verify	Trust But Verify	$300,351	$–
Series Tufnel	Tufnel	$–	$–
Series Twirl Girl 21	Tonality	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series Vow	Vow	$–	$52
Series War Safe	War Safe	$–	$–
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$–
Series Wildcat Gaze 23	Shezawildone	$62,170	$–
Series Without Delay 19	Golden Quality	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Yes This Time	Yes This Time	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–
		$3,282,055	$2,444,486

________________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

66

Operating Expenses – Depreciation

For the twelve–month periods ended December 31, 2025, and December 31, 2024, the depreciation was $2,806,569 and $3,049,767 respectively, a decrease of $243,198. This is primarily attributed to a decrease in the value of horses acquired relative to the prior period. The method of calculating depreciation remained unchanged during the current period.

The depreciation on a series–by–series basis as of December 31, 2025, and December 31, 2024 are as follows:

		Depreciation
Series Name	Underlying Asset	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$40,497
Series Adjust 20	Jai Ho	$–	$11,055
Series Alliford Bay 21	Sweet Voyage	$42,000	$42,000
Series Amandrea	Amandrea	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Arch Support 20	Captain Sparrow	$9,158	$23,333
Series Ari the Adventurer 19	Kanthari	$–	$23,452
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Authentic	Authentic	$–	$–
Series Awe Hush 19	Can't Hush This	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$28,000
Series Balletic	Balletic	$–	$95,685
Series Bella Chica	Bella Chica	$–	$–
Series Bernin Midnight 24	Bern Rate	$16,327	$–
Series Big Mel	Big Mel	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Blip Says Bye 23	Misstrial	$–	$33,150
Series Blue Curl 22	Isle Blue	$70,222	$70,222
Series Blue Devil	Blue Devil	$59,956	$62,475
Series Brandy 22	Authentic Spirit	$52,500	$126,000
Series Bubala 24	Bold Type	$24,491	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$20,572	$–
Series Carpe Fortuna 24	Circe	$10,710	$–
Series Carrothers	Carrothers	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Celestial Moon	Celestial Moon	$–	$36,117
Series Chad Brown Bundle	Chad Brown Bundle	$–	$65,492
Series Chasing the Moon 20	Cuvier	$–	$–
Series Claire De Lune 22	Moonlit Courage	$38,417	$23,649
Series Classic Cut	Classic Cut	$–	$50,806
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–
Series Co Cola 19	Search Engine	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Confetti 24	Start the Party	$48,563	$–

67

Series Consecrate 19	Sacred Beauty	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–
Series Crown It 21	Normandy Queen	$50,991	$50,991
Series Daddys Joy	Daddy's Joy	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Daring Dancer 20	Boppy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–
Series Divine Mercy 24	Absolution	$15,750	$–
Series Echo Warrior 19	Hero Status	$–	$11,889
Series Edge Classic Colts Package	Classic Colts Package	$37,950	$112,746
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–
Series Elarose 21	Secret Crush	$33,833	$105,000
Series Enchante 21	Simply Enchanting	$70,095	$99,740
Series Escape Route	Escape Route	$–	$–
Series Essential Rose 20	Rosie's Alibi	$–	$132,308
Series Exonerated 19	Above Suspicion	$–	$–
Series Eyepopnruby 23	My Eyes on You	$39,185	$–
Series Fenwick Hall 20	Inspector	$–	$–
Series Flora Dora 20	Spun Intended	$–	$15,625
Series Forever Rose	Forever Rose	$–	$(62,008)
Series Formidable Kitt 22	Elite Heat	$87,885	$43,470
Series Frosted Oats	Frosted Oats	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$–
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Giant Mover 21	Sweet as Sin	$2,970	$15,785
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–
Series Great Hot 23	Raging Inferno	$28,572	$–
Series Great Sister Diane 24	Warranted	$28,875	$–
Series Heaven Street	Heaven Street	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$17,188
Series Im A Looker 20	Pioneer Prince	$–	$51,277
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Ishvana 21	Ishvana 21	$–	$(53,091)
Series Just Like Lucy 23	Love Like Lucy	$35,870	$–
Series Just Louise 19	Forbidden Kingdom	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Kichiro	Kichiro	$–	$–
Series Kindle 21	A Day to Remember	$37,042	$52,500

68

Series Knarsdale 21	Seismic Beauty	$56,440	$103,785
Series Lane Way	Lane Way	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lovesick 21	Here's the Kicker	$87,504	$87,504
Series Madiera Wine	Madiera Wine	$–	$–
Series Magic Belle 23	Mystical Belle	$47,250	$–
Series Malibu Bonnie 23	Munny Problem	$110,000	$46,573
Series Man Among Men	Man Among Men	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Margarita Friday 19	Straight No Chaser	$–	$14,534
Series Marsh Hawk 24	Marsh Hawk '24	$15,313	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$10,585
Series Mo Mischief	Mo Mischief	$–	$–
Series Mo Temptation	Mo Temptation	$–	$16,538
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$8,334
Series More Than Magic 21	Time is Magic	$5,717	$42,000
Series Motion Emotion	Motion Emotion	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–
Series My Fast One 20	One Fast Dream	$–	$4,824
Series Naismith	Naismith	$–	$–
Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$4,052
Series NY Exacta	NY Exacta	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–
Series One Last Night 21	Fancy Quality	$10,361	$51,276
Series Our Jenny B 21	Vino Grigio	$12,470	$17,333
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Paddock Buzz	Paddock Buzz	$8,750	$–
Series Patsys Kim 21	Lady Blitz	$–	$61,720
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Race Hunter 19	Chasing Time	$–	$26,562
Series Restless Rider 23	Steel the Moment	$100,844	$–
Series Salute to America	Salute to America	$–	$–
Series Sarrocchi 21	Legitify	$–	$38,293

69

Series Savvy Sassy 22	Real Savvy	$94,500	$94,500
Series Seeking a Star 23	Sirius Pursuit	$–	$12,464
Series Sigesmund	Sigesmund	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–
Series Slam Dunk 24	Elevated	$83,333	$–
Series Smart Shopping 21	Seize the Grey	$6,323	$97,125
Series Social Dilemma	Social Dilemma	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$59,644
Series Song of the Lark 21	Fireball Birdie	$37,634	$53,550
Series Spanxamillion 23	Native Brew	$121,667	$51,169
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Spirit 20	Phantom Ride	$–	$13,910
Series Squared Straight	Squared Straight	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–
Series STG Broodmare Band	STG Broodmare Band	$252,050	$26,442
Series Stirred 23	Stir It Up	$37,555	$–
Series Storm Shooter	Storm Shooter	$–	$–
Series Stylishly 23	Black Tie Optional	$166,667	$76,937
Series Sunny 18	Solar Strike	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$7,455
Series Tamboz 21	Catalyst	$109,484	$119,438
Series Tapitry 19	Infinite Empire	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Tell the Duchess 19	Duke of Love	$–	$11,230
Series Thank You Note 23	Commissioned	$85,572	$–
Series The Filly Four	The Filly Four	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$205,275	$205,275
Series The New York Bundle	The New York Bundle	$128,708	$138,771
Series The Royal Duet	The Royal Duet	$–	$157,613
Series Thesis Break 24	Doctorate	$27,519	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Trust But Verify	Trust But Verify	$123,528	$–
Series Tufnel	Tufnel	$–	$40,875
Series Twirl Girl 21	Tonality	$–	$14,046
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series Vow	Vow	$–	$132
Series War Safe	War Safe	$–	$–
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–

70

Series Whosbeeninmybed 19	Micro Share	$–	$9,925
Series Wildcat Gaze 23	Shezawildone	$10,175	$–
Series Without Delay 19	Golden Quality	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Yes This Time	Yes This Time	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–
		$2,806,569	$3,049,767

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

Operating Expense – Loss / (Gain) on Disposition of Horses

For the twelve–month periods ended December 31, 2025, and December 31, 2024, the loss on horse retirement was a gain of $2,215,910 and a gain of $4,019,294, respectively, a decrease of $1,803,384 The decrease is due to certain significant gains resulting from the sale of Seize the Grey and Rosie’s Alibi during the prior period.

The loss on horse retirement on a series–by–series basis as of December 31, 2025, and December 31, 2024 are as follows:

Loss on Horse
Series Name	Underlying Asset	31-Dec-25	31-Dec-24
Series Action Bundle	Action Bundle	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$107,029
Series Adjust 20	Jai Ho	$–	$16,027
Series Alliford Bay 21	Sweet Voyage	$–	$–
Series Amandrea	Amandrea	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Arch Support 20	Captain Sparrow	$–	$–
Series Ari the Adventurer 19	Kanthari	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Authentic	Authentic	$–	$–
Series Awe Hush 19	Can't Hush This	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$44,158
Series Balletic	Balletic	$–	$(37,503)
Series Bella Chica	Bella Chica	$–	$–
Series Bernin Midnight 24	Bern Rate	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Blip Says Bye 23	Misstrial	$–	$–
Series Blue Curl 22	Isle Blue	$–	$–

71

Series Blue Devil	Blue Devil	$60,633	$–
Series Brandy 22	Authentic Spirit	$149,014	$–
Series Bubala 24	Bold Type	$–	$–
Series Bundle Broodmare Band 26	Broodmare Band '26	$–	$–
Series Carpe Fortuna 24	Circe	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Celestial Moon	Celestial Moon	$–	$67,991
Series Chad Brown Bundle	Chad Brown Bundle	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Claire De Lune 22	Moonlit Courage	$–	$–
Series Classic Cut	Classic Cut	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–
Series Co Cola 19	Search Engine	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Confetti 24	Start the Party	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–
Series Crown It 21	Normandy Queen	$–	$–
Series Daddys Joy	Daddy's Joy	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Daring Dancer 20	Boppy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–
Series Divine Mercy 24	Absolution	$–	$–
Series Echo Warrior 19	Hero Status	$–	$(28,995)
Series Edge Classic Colts Package	Classic Colts Package	$34,430	$(51,857)
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–
Series Elarose 21	Secret Crush	$39,667	$–
Series Enchante 21	Simply Enchanting	$(94,628)	$–
Series Escape Route	Escape Route	$–	$–
Series Essential Rose 20	Rosie's Alibi	$–	$(589,742)
Series Exonerated 19	Above Suspicion	$–	$–
Series Eyepopnruby 23	My Eyes on You	$–	$–
Series Fenwick Hall 20	Inspector	$–	$–
Series Flora Dora 20	Spun Intended	$–	$16,207
Series Forever Rose	Forever Rose	$–	$–
Series Formidable Kitt 22	Elite Heat	$–	$–
Series Frosted Oats	Frosted Oats	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$(19,577)
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Giant Mover 21	Sweet as Sin	$17,100	$–
Series Going to Vegas	Going to Vegas	$–	$–

72

Series Got Stormy	Got Stormy	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–
Series Great Hot 23	Raging Inferno	$–	$–
Series Great Sister Diane 24	Warranted	$–	$–
Series Heaven Street	Heaven Street	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$44,674
Series Im A Looker 20	Pioneer Prince	$–	$69,851
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–
Series Just Like Lucy 23	Love Like Lucy	$–	$–
Series Just Louise 19	Forbidden Kingdom	$–	$(141,943)
Series Keertana 18	American Heiress	$–	$–
Series Kichiro	Kichiro	$–	$–
Series Kindle 21	A Day to Remember	$–	$–
Series Knarsdale 21	Seismic Beauty	$(946,346)	$–
Series Lane Way	Lane Way	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lovesick 21	Here's the Kicker	$–	$–
Series Madiera Wine	Madiera Wine	$–	$–
Series Magic Belle 23	Mystical Belle	$–	$–
Series Malibu Bonnie 23	Munny Problem	$–	$–
Series Man Among Men	Man Among Men	$–	$(80,920)
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Margarita Friday 19	Straight No Chaser	$(1,312,500)	$–
Series Marsh Hawk 24	Marsh Hawk '24	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$(28,008)
Series Mo Mischief	Mo Mischief	$–	$–
Series Mo Temptation	Mo Temptation	$–	$45,398
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$4,267
Series More Than Magic 21	Time is Magic	$28,817	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–
Series My Fast One 20	One Fast Dream	$–	$40,092
Series Naismith	Naismith	$–	$–

73

Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$32,158
Series NY Exacta	NY Exacta	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–
Series One Last Night 21	Fancy Quality	$8,618	$–
Series Our Jenny B 21	Vino Grigio	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Paddock Buzz	Paddock Buzz	$–	$–
Series Patsys Kim 21	Lady Blitz	$–	$117,721
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Race Hunter 19	Chasing Time	$(40,000)	$–
Series Restless Rider 23	Steel the Moment	$–	$–
Series Salute to America	Salute to America	$–	$–
Series Sarrocchi 21	Legitify	$–	$105,752
Series Savvy Sassy 22	Real Savvy	$(18,750)	$–
Series Seeking a Star 23	Sirius Pursuit	$–	$–
Series Sigesmund	Sigesmund	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–
Series Slam Dunk 24	Elevated	$–	$–
Series Smart Shopping 21	Seize the Grey	$8,558	$(3,879,483)
Series Social Dilemma	Social Dilemma	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$–
Series Song of the Lark 21	Fireball Birdie	$–	$–
Series Spanxamillion 23	Native Brew	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Spirit 20	Phantom Ride	$–	$(350)
Series Squared Straight	Squared Straight	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$6,750
Series STG Broodmare Band	STG Broodmare Band	$(187,084)	$–
Series Stirred 23	Stir It Up	$–	$–
Series Storm Shooter	Storm Shooter	$–	$–
Series Stylishly 23	Black Tie Optional	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$(4,000)
Series Tamboz 21	Catalyst	$(73,613)	$–
Series Tapitry 19	Infinite Empire	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Tell the Duchess 19	Duke of Love	$–	$–
Series Thank You Note 23	Commissioned	$–	$–
Series The Filly Four	The Filly Four	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$(3,825)	$–

74

Series The New York Bundle	The New York Bundle	$114,000	$42,620
Series The Royal Duet	The Royal Duet	$–	$113,563
Series Thesis Break 24	Doctorate	$–	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Trust But Verify	Trust But Verify	$–	$–
Series Tufnel	Tufnel	$–	$–
Series Twirl Girl 21	Tonality	$–	$33,510
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series Vow	Vow	$–	$(11,997)
Series War Safe	War Safe	$–	$–
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$(52,687)
Series Wildcat Gaze 23	Shezawildone	$–	$–
Series Without Delay 19	Golden Quality	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Yes This Time	Yes This Time	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–
		$(2,215,910)	$(4,019,294)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

As a result, the Company’s aggregate net loss across all series for the twelve–month periods ended December 31, 2025, and December 31, 2024 was $4,831,262 and $1,903,337, respectively.

75

Liquidity and Capital Resources – For the Years Ended December 31, 2025 and 2024

During the years ended December 31, 2025 and 2024, the Company has relied on advances from founders, raising capital to fund its operations and the issuance of securities under Regulation A offerings, as well as under a Regulation D offering as sources of capital. The funds raised supported the repayment of manager’s loans (advanced to obtain Underlying Assets), accrue management fees and set aside cash held by the manager as horse reserve accounts to cover certain horse expenses.

Of the horses that were part of an offering as of December 31, 2025 that have not yet started racing and thus potential revenue–generating activities, the Company anticipates they will begin racing as follows:

Series Name	Underlying Asset	Target for Revenue Generation
Series Bernin Midnight 24	Bern Rate	8/1/2026
Series Bubala 24	Bold Type	8/1/2026
Series Broodmare Band 26	Broodmare Band 26	4/15/2007
Series Carpe Fortuna 24	Circe	8/1/2026
Series Confetti 24	Start the Party	8/1/2026
Series Divine Mercy 24	Absolution	8/1/2026
Series Great Sister Diane 24	Warranted	8/1/2026
Series Marsh Hawk 24	Helios	8/1/2026
Series Restless Rider 23	Restless Rider	4/30/2026
Series Thesis Break 24	Doctorate	8/1/2026
Series Wildcat Gaze 23	Shezawildone	4/30/2026

The Company anticipates such horses will begin racing and, thus, potentially generating revenue as early as the above dates, which should allow such Series to maintain an ongoing reserve for Operating Expenses without the need to raise additional capital. Should such Underlying Asset need more time than anticipated in training or fails to generate sufficient revenues as expected, the Manager may loan the Series money from time–to–time to cover its Operating Expenses. The Company has purchased insurance for such Underlying Assets.

The Company (if viewed as if it were a separate and distinct entity apart from its Series) will not have much, if any, need for cash reserves and, instead, each Series will have liquidity needs that are built into Operating Expense reserves and covered by future revenue–generating activities. Specifically, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such Series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter. Further, in the event that a Series is not fully subscribed, or needs additional funding beyond the Operating Expense reserves, (i) the Manager and/or its affiliates may exercise their right to purchase interests in the Series on the same terms and conditions as the investors, (ii) if such Underlying Asset was originally acquired by the Company or an affiliate pursuant to a Profit Participation Convertible Promissory Note or similar instrument, such party may exercise its conversion rights, and/or (iii) the Series may obtain a loan from the Manager, affiliates or third parties to obtain sufficient working capital to operate the underlying asset.

During the next 12 months, the Company intends to fund its operations, including those of its Series with funding from a Regulation A offering campaign, loans from its Manager and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short–term capital, it may cease operations. The financial statements and related notes thereto included in this Annual Report do not include any adjustments that might result from these uncertainties.

76

Horse Reserve Funds

During the twelve–month periods ended December 31, 2025, and December 31, 2024, the Company had a total of $3,391,361 and $2,049,599 respectively, in reserve funds held by the Manager for each series of an Underlying Asset as outlined below.

As of December 31, 2025, the Company’s positions of borrowings and amounts owed to it by the Manager are as follows:

Series Name	Underlying Asset	Horse Reserve account owed to/(by) Series	Horse Acquisition loans owed to Manager	Net Amount owed to/(by) Series	Horse Reserves to Last Through
Series Action Bundle	Action Bundle	$–	$–	$–	–
Series Adaay in Asia	Adaay in Asia	$–	$–	$–	–
Series Adjust 20	Jai Ho	$–	$–	$–	–
Series Alliford Bay 21	Sweet Voyage	$24,577	$–	$24,577	3/30/2026
Series Amandrea	Amandrea	$–	$–	$–	–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–	–
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–	–
Series Arch Support 20	Captain Sparrow	$8,678	$–	$8,678	1/31/2026
Series Ari the Adventurer 19	Kanthari	$–	$–	$–	–
Series Athenian Beauty 19	Quantum Theory	$–	$–	$–	–
Series Authentic	Authentic	$(88,001)	$–	$(88,001)	7/31/2026
Series Awe Hush 19	Can't Hush This	$–	$–	$–	–
Series Bajan Bashert	Bajan Bashert	$–	$–	$–	–
Series Balletic	Balletic	$–	$–	$–	–
Series Bella Chica	Bella Chica	$–	$–	$–	–
Series Bernin Midnight 24	Bern Rate	$127,296	$(44,640)	$82,656	9/30/2027
Series Big Mel	Big Mel	$–	$–	$–	–
Series Black Escort 19	Halofied	$–	$–	$–	–
Series Blip Says Bye 23	Misstrial	$106,299	$–	$106,299	11/30/2026
Series Blue Curl 22	Isle Blue	$8,210	$–	$8,210	4/15/2026
Series Blue Devil	Blue Devil	$17,200	$–	$17,200	2/28/2026
Series Brandy 22	Authentic Spirit	$–	$–	$–	–
Series Bubala 24	Bold Type	$103,844	$(252,694)	$(148,850)	9/30/2027
Series Bundle Broodmare Band 26	Broodmare Band '26	$230,936	$(487,200)	$(256,264)	4/30/2027
Series Carpe Fortuna 24	Circe	$101,322	$(304,088)	$(202,765)	9/30/2027
Series Carrothers	Carrothers	$–	$–	$–	–
Series Cayala 19	Provocateur	$–	$–	$–	–
Series Celestial Moon	Celestial Moon	$–	$–	$–	–
Series Chad Brown Bundle	Chad Brown Bundle	$–	$–	$–	–
Series Chasing the Moon 20	Cuvier	$–	$–	$–	–
Series Claire De Lune 22	Moonlit Courage	$41,536	$–	$41,536	4/15/2026
Series Classic Cut	Classic Cut	$(25,954)	$–	$(25,954)	4/15/2026
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–	$–	–
Series Co Cola 19	Search Engine	$–	$–	$–	–

77

Series Collusion Illusion	Collusion Illusion	$–	$–	$–	–
Series Confetti 24	Start the Party	$117,743	$(285,097)	$(167,354)	9/30/2027
Series Consecrate 19	Sacred Beauty	$–	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–	$–	–
Series Crown It 21	Normandy Queen	$1,996	$–	$1,996	1/28/2026
Series Daddys Joy	Daddy's Joy	$–	$–	$–	–
Series Dancing Crane	Dancing Crane	$–	$–	$–	–
Series Daring Dancer 20	Boppy	$–	$–	$–	–
Series Deep Cover	Deep Cover	$–	$–	$–
Series Demogorgon	Demogorgon	$–	$–	$–	–
Series Desire Street 19	Always Hopeful	$–	$–	$–	–
Series Divine Mercy 24	Absolution	$153,387	$(373,375)	$(219,988)	9/30/2027
Series Echo Warrior 19	Hero Status	$–	$–	$–	–
Series Edge Classic Colts Package	Classic Colts Package	$–	$–	$–	–
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–	$–	–
Series Elarose 21	Secret Crush	$–	$–	$–	–
Series Enchante 21	Simply Enchanting	$–	$–	$–	–
Series Escape Route	Escape Route	$–	$–	$–	–
Series Essential Rose 20	Rosie's Alibi	$–	$–	$–	–
Series Exonerated 19	Above Suspicion	$–	$–	$–	–
Series Eyepopnruby 23	My Eyes on You	$66,962	$(23,025)	$43,937	8/31/2026
Series Fenwick Hall 20	Inspector	$–	$–	$–	–
Series Flora Dora 20	Spun Intended	$–	$–	$–
Series Forever Rose	Forever Rose	$–	$–	$–	–
Series Formidable Kitt 22	Elite Heat	$54,636	$–	$54,636	8/31/2026
Series Frosted Oats	Frosted Oats	$–	$–	$–	–
Series Future Stars Stable	Future Stars Stable	$–	$–	$–	–
Series Gentleman Gerry	Gentleman Gerry	$–	$–	$–	–
Series Giant Mover 21	Sweet as Sin	$–	$–	$–	–
Series Going to Vegas	Going to Vegas	$–	$–	$–	–
Series Got Stormy	Got Stormy	$–	$–	$–	–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–	–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–	$–	–
Series Great Hot 23	Raging Inferno	$79,746	$–	$79,746	8/31/2026
Series Great Sister Diane 24	Warranted	$115,647	$(246,413)	$(130,766)	9/30/2027
Series Heaven Street	Heaven Street	$–	$–	$–	–
Series Ashlees Empire 20	Helicopter Money	$–	$–	$–	–
Series High Speed Goldie 21	Flamekeeper	$–	$–	$–	–
Series Im A Looker 20	Pioneer Prince	$–	$–	$–	–
Series Into Summer 19	Malibu Mayhem	$–	$–	$–	–
Series Ishvana 21	Ishvana 21	$–	$–	$–	–
Series Just Like Lucy 23	Love Like Lucy	$79,760	$–	$79,760	8/31/2026
Series Just Louise 19	Forbidden Kingdom	$–	$–	$–	–
Series Keertana 18	American Heiress	$–	$–	$–	–

78

Series Kichiro	Kichiro	$–	$–	$–	–
Series Kindle 21	A Day to Remember	$27,658	$–	$27,658	8/31/2026
Series Knarsdale 21	Seismic Beauty	$–	$–	$–	–
Series Lane Way	Lane Way	$–	$–	$–	–
Series Latte Da 19	Inalattetrouble	$–	$–	$–	–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–	–
Series Le Relais 20	Show Your Cards	$–	$–	$–	–
Series Lost Empire 19	Laforgia	$–	$–	$–	–
Series Lovesick 21	Here's the Kicker	$(17,685)	$–	$(17,685)	4/30/2026
Series Madiera Wine	Madiera Wine	$–	$–	$–	–
Series Magic Belle 23	Mystical Belle	$56,820	$–	$56,820	7/31/2026
Series Malibu Bonnie 23	Munny Problem	$94,135	$0	$94,135	12/30/2027
Series Man Among Men	Man Among Men	$–	$–	$–	–
Series Margaret Reay 19	A Mo Reay	$–	$–	$–	–
Series Margarita Friday 19	Straight No Chaser	$38,175	$–	$38,175	7/31/2026
Series Marsh Hawk 24	Marsh Hawk '24	$144,868	$(465,343)	$(320,475)	8/31/2026
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–	–
Series Mayan Milagra 19	Tepeu	$–	$–	$–	–
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–	–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–	–
Series Miss Sakamoto	Miss Sakamoto	$–	$–	$–	–
Series Mo Mischief	Mo Mischief	$–	$–	$–	–
Series Mo Temptation	Mo Temptation	$–	$–	$–	–
Series Monomoy Girl	Monomoy Girl	$–	$–	$–	–
Series Moonbow 20	Cumberland Falls	$–	$–	$–	–
Series More Than Magic 21	Time is Magic	$–	$–	$–	–
Series Motion Emotion	Motion Emotion	$–	$–	$–	–
Series Mrs Whistler	Mrs Whistler	$–	$–	$–	–
Series My Fast One 20	One Fast Dream	$–	$–	$–	–
Series Naismith	Naismith	$–	$–	$–	–
Series National Road	National Road	$–	$–	$–	–
Series Northern Smile 20	Pep Rally	$–	$–	$–	–
Series NY Exacta	NY Exacta	$–	$–	$–	–
Series Ocean Magic 18	Palace Foal	$–	$–	$–	–
Series One Last Night 21	Fancy Quality	$–	$–	$–	–
Series Our Jenny B 21	Vino Grigio	$–	$–	$–	–
Series Our Miss Jones 19	Celebrity News	$–	$–	$–	–
Series Paddock Buzz	Paddock Buzz	$146,421	$(273,688)	$(127,267)	12/30/2027
Series Patsys Kim 21	Lady Blitz	$–	$–	$–	–
Series Popular Demand	Popular Demand	$–	$–	$–	–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–	–
Series Queen Amira 19	Regal Rebel	$–	$–	$–	–
Series Race Hunter 19	Chasing Time	$–	$–	$–	–
Series Restless Rider 23	Steel the Moment	$216,972	$(31,835)	$185,137	9/30/2027

79

Series Salute to America	Salute to America	$–	$–	$–	–
Series Sarrocchi 21	Legitify	$–	$–	$–	–
Series Savvy Sassy 22	Real Savvy	$17,003	$–	$17,003	7/31/2026
Series Seeking a Star 23	Sirius Pursuit	$58,125	$(4,257)	$53,868	–
Series Sigesmund	Sigesmund	$–	$–	$–	–
Series Silverpocketsfull 19	Iron Works	$–	$–	$–	–
Series Slam Dunk 24	Elevated	$171,734	$(878,499)	$(706,765)	10/31/2026
Series Smart Shopping 21	Seize the Grey	$73,346	$–	$73,346	–
Series Social Dilemma	Social Dilemma	$–	$–	$–	–
Series Song of Bernadette 20	Cable Boss	$–	$–	$–	–
Series Song of the Lark 21	Fireball Birdie	$(208)	$–	$(208)	–
Series Spanxamillion 23	Native Brew	$101,971	$–	$101,971	7/30/2025
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–	–
Series Spirit 20	Phantom Ride	$–	$–	$–	–
Series Squared Straight	Squared Straight	$–	$–	$–	–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–	$–	–
Series STG Broodmare Band	STG Broodmare Band	$184,840	$–	$184,840	9/30/2027
Series Stirred 23	Stir It Up	$116,685	$(38,715)	$77,970	9/30/2027
Series Storm Shooter	Storm Shooter	$–	$–	$–	–
Series Stylishly 23	Black Tie Optional	$126,686	$–	$126,686	7/31/2026
Series Sunny 18	Solar Strike	$–	$–	$–	–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–	–
Series Sweet Sweet Annie 19	In Due Time	$–	$–	$–	–
Series Tamboz 21	Catalyst	$–	$–	$–	–
Series Tapitry 19	Infinite Empire	$–	$–	$–	–
Series Tell All 19	Walk the Talk	$–	$–	$–	–
Series Tell the Duchess 19	Duke of Love	$–	$–	$–	–
Series Thank You Note 23	Commissioned	$121,121	$–	$121,121	6/30/2027
Series The Filly Four	The Filly Four	$–	$–	$–	–
Series The Incredi-Bundle	The Incredi-Bundle	$51,840	$–	$51,840	7/31/2026
Series The New York Bundle	The New York Bundle	$–	$–	$–	–
Series The Royal Duet	The Royal Duet	$–	$–	$–	–
Series Thesis Break 24	Doctorate	$90,060	$(91,270)	$(1,209)	9/30/2027
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–	–
Series Timeless Trick 20	Interstellar	$–	$–	$–	–
Series Tizamagician	Tizamagician	$–	$–	$–	–
Series Trust But Verify	Trust But Verify	$175,272	$(40,082)	$135,189	7/31/2026
Series Tufnel	Tufnel	$–	$–	$–	–
Series Twirl Girl 21	Tonality	$–	$–	$–	–
Series Two Trail Sioux 17	Annahilate	$–	$–	$–	–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–	–
Series Vertical Threat	Vertical Threat	$–	$–	$–	–
Series Vow	Vow	$–	$–	$–	–
Series War Safe	War Safe	$–	$–	$–	–

80

Series Wayne O	Wayne O	$–	$–	$–	–
Series Who Runs the World	Who Runs the World	$–	$–	$–	–
Series Whosbeeninmybed 19	Micro Share	$–	$–	$–	–
Series Wildcat Gaze 23	Shezawildone	$69,701	$(2,558)	$67,144	7/31/2026
Series Without Delay 19	Golden Quality	$–	$–	$–	–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–	–
Series Yes This Time	Yes This Time	$–	$–	$–	–
Series You Make Luvin Fun 19	Magical Ways	$–	$–	$–	–
		$3,391,361	$(3,842,776)	$(451,416)

____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

The cash reserves for Operating Expenses, including Upkeep Fees, for each Series are estimated to last through the time period set forth in the table above in “Liquidity and Capital Resources”. The purchase price of such Underlying Assets typically includes such reserves for Operating Expenses through at least the time period set forth in the table above. In the Offerings, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter.

Series Interests

As of December 31, 2025, the Company received a total of $63,963,690 in exchange for series interests in various Underlying Assets (See our financial statements and “Note 6 – Members’ Equity/(Deficit)” for more detail):

Series Name	Underlying Asset	Units Offered	Units Tendered	Series Subscription
Series Authentic	Authentic	12,500	12,500	$2,575,000
Series The Filly Four	The Filly Four	8,000	8,000	1,440,000
Series STG Broodmare Band	STG Broodmare Band	5,000	5,000	1,175,000
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	1,170,000
Series The New York Bundle	The New York Bundle	5,100	5,100	1,147,500
Series Restless Rider 23	Steel the Moment	10,000	9,631	1,146,089
Series Stylishly 23	Black Tie Optional	5,000	5,000	1,140,000
Series The Incredi-Bundle	The Incredi-Bundle	10,200	10,200	1,101,600
Series Essential Rose 20	Rosie's Alibi	10,000	10,000	1,050,000
Series The Royal Duet	The Royal Duet	5,100	5,100	1,030,200
Series Trust But Verify	Trust But Verify	13,333	12,615	971,355
Series Spanxamillion 23	Native Brew	5,000	5,000	870,000
Series Slam Dunk 24	Elevated	10,000	6,883	839,726
Series Balletic	Balletic	10,000	10,000	800,000
Series Malibu Bonnie 23	Munny Problem	10,000	10,000	790,000
Series Blip Says Bye 23	Misstrial	10,000	10,000	780,000

81

Series Brandy 22	Authentic Spirit	9,000	9,000	765,000
Series Collusion Illusion	Collusion Illusion	25,000	25,000	750,000
Series Big Mel	Big Mel	6,000	6,000	726,000
Series Thank You Note 23	Commissioned	5,000	5,000	720,000
Series Tamboz 21	Catalyst	6,500	6,500	669,500
Series Patsys Kim 21	Lady Blitz	5,000	5,000	665,000
Series Formidable Kitt 22	Elite Heat	5,000	5,000	660,000
Series Elarose 21	Secret Crush	10,000	10,000	640,000
Series Sarrocchi 21	Legitify	5,000	5,000	640,000
Series Smart Shopping 21	Seize the Grey	5,000	5,000	635,000
Series Enchante 21	Simply Enchanting	6,000	6,000	594,000
Series Im A Looker 20	Pioneer Prince	4,000	4,000	580,000
Series Knarsdale 21	Seismic Beauty	5,100	5,100	571,200
Series Wayne O	Wayne O	6,000	6,000	570,000
Series Edge Classic Colts Package	Classic Colts Package	40	40	569,520
Series Savvy Sassy 22	Real Savvy	3,750	3,750	555,000
Series Co Cola 19	Search Engine	5,100	5,100	540,600
Series Lane Way	Lane Way	6,000	6,000	540,000
Series Who Runs the World	Who Runs the World	5,100	5,100	530,400
Series Race Hunter 19	Chasing Time	10,000	10,000	520,000
Series Lovesick 21	Here's the Kicker	13,333	13,333	519,987
Series Carrothers	Carrothers	5,100	5,100	515,100
Series Divine Mercy 24	Absolution	2,500	2,500	515,000
Series Classic Cut	Classic Cut	10,000	10,000	510,000
Series Keertana 18	American Heiress	5,100	5,100	510,000
Series Future Stars Stable	Future Stars Stable	10,000	10,000	500,000
Series Le Relais 20	Show Your Cards	3,000	3,000	495,000
Series Song of Bernadette 20	Cable Boss	5,100	5,100	494,700
Series Courtisane 19	Tap the Gavel	10,000	10,000	490,000
Series Stirred 23	Stir It Up	3,500	3,144	471,600
Series Monomoy Girl	Monomoy Girl	10,200	10,200	469,200
Series NY Exacta	NY Exacta	2,000	2,000	456,000
Series Silverpocketsfull 19	Iron Works	5,100	5,100	453,900
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	450,000
Series Going to Vegas	Going to Vegas	5,100	5,100	438,600
Series Ari the Adventurer 19	Kanthari	5,100	5,100	433,500
Series Adaay in Asia	Adaay in Asia	5,100	5,100	418,200
Series Claire De Lune 22	Moonlit Courage	5,000	5,000	415,000
Series Blue Curl 22	Isle Blue	5,100	5,100	413,100
Series Bernin Midnight 24	Bern Rate	250	219	394,200
Series Just Like Lucy 23	Love Like Lucy	5,100	5,100	392,700
Series Kindle 21	A Day to Remember	5,500	5,500	390,500
Series Sunny 18	Solar Strike	6,000	6,000	390,000
Series Blue Devil	Blue Devil	5,100	5,100	382,500

82

Series Mo Mischief	Mo Mischief	5,100	5,100	382,500
Series Paddock Buzz	Paddock Buzz	1,250	1,250	377,500
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	377,400
Series Cayala 19	Provocateur	4,100	4,100	373,100
Series Eyepopnruby 23	My Eyes on You	5,100	4,698	371,142
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	370,000
Series Magic Belle 23	Mystical Belle	300	300	360,000
Series Vow	Vow	2,000	2,000	358,000
Series Lost Empire 19	Laforgia	10,200	10,200	357,000
Series Great Sister Diane 24	Warranted	6,000	3,070	356,120
Series Seeking a Star 23	Sirius Pursuit	3,000	2,997	353,646
Series Great Hot 23	Raging Inferno	250	250	350,000
Series Song of the Lark 21	Fireball Birdie	2,550	2,550	349,350
Series Alliford Bay 21	Sweet Voyage	3,750	3,750	348,750
Series Echo Warrior 19	Hero Status	6,000	6,000	348,000
Series One Last Night 21	Fancy Quality	3,000	3,000	339,000
Series Grand Traverse Bay 19	Cornice Traverse	750	750	335,250
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	332,000
Series My Fast One 20	One Fast Dream	2,000	2,000	330,000
Series Queen Amira 19	Regal Rebel	2,000	2,000	330,000
Series Miss Sakamoto	Miss Sakamoto	6,000	6,000	324,000
Series Storm Shooter	Storm Shooter	2,000	2,000	324,000
Series Tufnel	Tufnel	5,200	5,200	322,400
Series Thesis Break 24	Doctorate	5,100	3,653	317,811
Series Action Bundle	Action Bundle	10,000	10,000	310,000
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,500	310,000
Series Confetti 24	Start the Party	6,000	2,639	308,763
Series Mo Temptation	Mo Temptation	3,500	3,500	304,500
Series Naismith	Naismith	2,000	2,000	304,000
Series Awe Hush 19	Can't Hush This	1,800	1,800	295,200
Series War Safe	War Safe	2,000	2,000	292,000
Series Tell the Duchess 19	Duke of Love	2,000	2,000	284,000
Series Mrs Whistler	Mrs Whistler	2,000	2,000	274,000
Series Salute to America	Salute to America	1,000	1,000	273,000
Series Spirit 20	Phantom Ride	3,000	3,000	252,000
Series Into Summer 19	Malibu Mayhem	650	650	250,900
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	50	50	250,000
Series Popular Demand	Popular Demand	1,020	1,020	248,880
Series Bubala 24	Bold Type	5,100	2,121	248,157
Series Margaret Reay 19	A Mo Reay	820	820	246,820
Series Fenwick Hall 20	Inspector	1,200	1,200	242,400
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	233,580
Series Celestial Moon	Celestial Moon	20	20	230,000
Series Got Stormy	Got Stormy	5,100	5,100	229,500
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	229,000
Series Man Among Men	Man Among Men	820	820	223,860

83

Series Tapitry 19	Infinite Empire	820	820	223,860
Series Crown It 21	Normandy Queen	20	15	217,500
Series Moonbow 20	Cumberland Falls	2,500	2,500	215,000
Series Wildcat Gaze 23	Shezawildone	1,100	1,082	212,072
Series Desire Street 19	Always Hopeful	1,020	1,020	205,020
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	201,000
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	193,000
Series Martita Sangrita 17	Carpe Vinum	600	600	192,000
Series Tizamagician	Tizamagician	600	600	192,000
Series Our Miss Jones 19	Celebrity News	1,200	1,200	187,200
Series More Than Magic 21	Time is Magic	12	12	180,000
Series Deep Cover	Deep Cover	800	800	176,000
Series Frosted Oats	Frosted Oats	4,100	4,100	172,200
Series Mayan Milagra 19	Tepeu	20	20	170,000
Series Amandrea	Amandrea	550	550	162,250
Series Bajan Bashert	Bajan Bashert	16	16	160,000
Series Gentleman Gerry	Gentleman Gerry	20	20	155,000
Series Sweet Sweet Annie 19	In Due Time	20	20	150,000
Series Twirl Girl 21	Tonality	20	20	150,000
Series Heaven Street	Heaven Street	20	20	150,000
Series Lazy Daisy	Lazy Daisy	1,250	1,250	143,750
Series Latte Da 19	Inalattetrouble	4,100	4,100	143,500
Series National Road	National Road	20	20	140,000
Series Northern Smile 20	Pep Rally	20	20	140,000
Series Without Delay 19	Golden Quality	20	20	140,000
Series Exonerated 19	Above Suspicion	820	820	138,580
Series Two Trail Sioux 17	Annahilate	450	450	135,000
Series Adjust 20	Jai Ho	10	10	135,000
Series High Speed Goldie 21	Flamekeeper	13	13	130,000
Series Yes This Time	Yes This Time	10	10	129,520
Series Demogorgon	Demogorgon	20	20	128,000
Series Vertical Threat	Vertical Threat	600	600	126,000
Series Tell All 19	Walk the Talk	12	12	126,000
Series Speightstown Belle 19	Ancient Royalty	900	900	125,100
Series Dancing Crane	Dancing Crane	20	20	122,000
Series Midnight Sweetie 19	Dolce Notte	820	820	121,360
Series Our Jenny B 21	Vino Grigio	20	20	120,000
Series Power Up Paynter	Power Up Paynter	600	600	114,000
Series Giant Mover 21	Sweet as Sin	110	110	113,630
Series Arch Support 20	Captain Sparrow	10	10	112,000
Series Daddys Joy	Daddy's Joy	600	600	108,000
Series Apple Down Under 19	Howboutdemapples	600	600	103,800
Series Daring Dancer 20	Boppy	750	750	101,250
Series Black Escort 19	Halofied	20	20	100,000

84

Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	100,000
Series Flora Dora 20	Spun Intended	10	10	100,000
Series Timeless Trick 20	Interstellar	12	12	93,000
Series Grand Traverse Bay 20	Sun Valley Road	750	750	90,750
Series Motion Emotion	Motion Emotion	1,020	1,020	85,680
Series Social Dilemma	Social Dilemma	510	510	85,170
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	84,600
Series Ambleside Park 19	Lookwhogotlucky	410	410	84,050
Series New York Claiming Package	The New York Claiming Package	510	510	71,400
Series Consecrate 19	Sacred Beauty	410	410	64,370
Series Escape Route	Escape Route	10	10	62,952
Series Street Band	Street Band	50	50	61,500
Series Madiera Wine	Madiera Wine	20	20	50,000
Series Cairo Kiss	Cairo Kiss	80	80	44,400
Series Squared Straight	Squared Straight	150	150	40,500
Series Soul Beam	Soul Beam	65	65	39,650
Series Bella Chica	Bella Chica	100	100	38,000
Series De Mystique 17	Dancing Destroyer	250	250	35,000
Series Noble Goddess	Noble Goddess	300	300	33,000
Series Shake It Up Baby	Shake it Up Baby	250	250	32,500
Series Zestful	Zestfull	100	100	32,000
Series Miss Puzzle	Miss Puzzle	125	125	31,250
Series Sauce On Side	Sauce on Side	125	125	30,000
Series Utalknboutpractice	Utalknboutpractice	100	100	30,000
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	29,720
Series Takeo Squared	Takeo Squared	100	100	27,000
Series Kichiro	Kichiro	200	200	26,000
Series Kiana's Love	Kiana's Love	200	200	24,000
Series Nileist	Nileist	45	45	23,850
Series Moonless Sky	Moonless Sky	200	200	22,000
Series Sigesmund	Sigesmund	200	200	20,000
Series Night of Idiots	Night of Idiots	80	80	20,000
Series Tavasco Road	Tavasco Road	80	80	18,400
Series Madarnas	Madamas	50	50	17,500
Series Swiss Minister	Swiss Minister	50	50	14,000
Series Bullion	Bullion	25	25	11,750
Series Amers	Amers	75	75	10,500
Series Major Implications	Major Implications	20	20	4,600
Series Carpe Fortuna 24	Circe	2,550	–	–
Series Bundle Broodmare Band 26	Broodmare Band '26	3,000	–	–
Series Marsh Hawk 24	Marsh Hawk '24	7,500	–	–
Series Forever Rose	Forever Rose	1,250	–	–
Series Ishvana 21	Ishvana 21	–	–	–
Series Ocean Magic 18	Palace Foal	–	–	–
Total Subscriptions		602,492	572,456	$63,963,690

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

85

Advances from Manager – For the Years Ended December 31, 2025 and 2024

To fund its organizational and start–up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on a non–interest–bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received.

Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager as of December 31, 2025:

Series Name	Underlying Asset	Horse Reserve account owed to/(by) Series	Horse Acquisition loans owed to Manager	Net Amount owed to/(by) Series
Series Action Bundle	Action Bundle	$–	$–	$–
Series Adaay in Asia	Adaay in Asia	$–	$–	$–
Series Adjust 20	Jai Ho	$–	$–	$–
Series Alliford Bay 21	Sweet Voyage	$24,577	$–	$24,577
Series Amandrea	Amandrea	$–	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–
Series Arch Support 20	Captain Sparrow	$8,678	$–	$8,678
Series Ari the Adventurer 19	Kanthari	$–	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–	$–
Series Authentic	Authentic	$(88,001)	$–	$(88,001)
Series Awe Hush 19	Can't Hush This	$–	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$–	$–
Series Balletic	Balletic	$–	$–	$–
Series Bella Chica	Bella Chica	$–	$–	$–
Series Bernin Midnight 24	Bern Rate	$127,296	$(44,640)	$82,656
Series Big Mel	Big Mel	$–	$–	$–
Series Black Escort 19	Halofied	$–	$–	$–
Series Blip Says Bye 23	Misstrial	$106,299	$–	$106,299
Series Blue Curl 22	Isle Blue	$8,210	$–	$8,210
Series Blue Devil	Blue Devil	$17,200	$–	$17,200
Series Brandy 22	Authentic Spirit	$–	$–	$–
Series Bubala 24	Bold Type	$103,844	$(252,694)	$(148,850)
Series Bundle Broodmare Band 26	Broodmare Band '26	$230,936	$(487,200)	$(256,264)
Series Carpe Fortuna 24	Circe	$101,322	$(304,088)	$(202,765)
Series Carrothers	Carrothers	$–	$–	$–
Series Cayala 19	Provocateur	$–	$–	$–
Series Celestial Moon	Celestial Moon	$–	$–	$–
Series Chad Brown Bundle	Chad Brown Bundle	$–	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–	$–
Series Claire De Lune 22	Moonlit Courage	$41,536	$–	$41,536
Series Classic Cut	Classic Cut	$(25,954)	$–	$(25,954)
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–	$–
Series Co Cola 19	Search Engine	$–	$–	$–

86

Series Collusion Illusion	Collusion Illusion	$–	$–	$–
Series Confetti 24	Start the Party	$117,743	$(285,097)	$(167,354)
Series Consecrate 19	Sacred Beauty	$–	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–	$–
Series Crown It 21	Normandy Queen	$1,996	$–	$1,996
Series Daddys Joy	Daddy's Joy	$–	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–	$–
Series Daring Dancer 20	Boppy	$–	$–	$–
Series Deep Cover	Deep Cover	$–	$–	$–
Series Demogorgon	Demogorgon	$–	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–	$–
Series Divine Mercy 24	Absolution	$153,387	$(373,375)	$(219,988)
Series Echo Warrior 19	Hero Status	$–	$–	$–
Series Edge Classic Colts Package	Classic Colts Package	$–	$–	$–
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$–	$–	$–
Series Elarose 21	Secret Crush	$–	$–	$–
Series Enchante 21	Simply Enchanting	$–	$–	$–
Series Escape Route	Escape Route	$–	$–	$–
Series Essential Rose 20	Rosie's Alibi	$–	$–	$–
Series Exonerated 19	Above Suspicion	$–	$–	$–
Series Eyepopnruby 23	My Eyes on You	$66,962	$(23,025)	$43,937
Series Fenwick Hall 20	Inspector	$–	$–	$–
Series Flora Dora 20	Spun Intended	$–	$–	$–
Series Forever Rose	Forever Rose	$–	$–	$–
Series Formidable Kitt 22	Elite Heat	$54,636	$–	$54,636
Series Frosted Oats	Frosted Oats	$–	$–	$–
Series Future Stars Stable	Future Stars Stable	$–	$–	$–
Series Gentleman Gerry	Gentleman Gerry	$–	$–	$–
Series Giant Mover 21	Sweet as Sin	$–	$–	$–
Series Going to Vegas	Going to Vegas	$–	$–	$–
Series Got Stormy	Got Stormy	$–	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–	$–
Series Great Hot 23	Raging Inferno	$79,746	$–	$79,746
Series Great Sister Diane 24	Warranted	$115,647	$(246,413)	$(130,766)
Series Heaven Street	Heaven Street	$–	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–	$–
Series High Speed Goldie 21	Flamekeeper	$–	$–	$–
Series Im A Looker 20	Pioneer Prince	$–	$–	$–
Series Into Summer 19	Malibu Mayhem	$–	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–	$–
Series Just Like Lucy 23	Love Like Lucy	$79,760	$–	$79,760
Series Just Louise 19	Forbidden Kingdom	$–	$–	$–
Series Keertana 18	American Heiress	$–	$–	$–

87

Series Kichiro	Kichiro	$–	$–	$–
Series Kindle 21	A Day to Remember	$27,658	$–	$27,658
Series Knarsdale 21	Seismic Beauty	$–	$–	$–
Series Lane Way	Lane Way	$–	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–	$–
Series Lost Empire 19	Laforgia	$–	$–	$–
Series Lovesick 21	Here's the Kicker	$(17,685)	$–	$(17,685)
Series Madiera Wine	Madiera Wine	$–	$–	$–
Series Magic Belle 23	Mystical Belle	$56,820	$–	$56,820
Series Malibu Bonnie 23	Munny Problem	$94,135	$0	$94,135
Series Man Among Men	Man Among Men	$–	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–	$–
Series Margarita Friday 19	Straight No Chaser	$38,175	$–	$38,175
Series Marsh Hawk 24	Marsh Hawk '24	$144,868	$(465,343)	$(320,475)
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–	$–
Series Mo Temptation	Mo Temptation	$–	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$–	$–
Series More Than Magic 21	Time is Magic	$–	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–	$–
Series My Fast One 20	One Fast Dream	$–	$–	$–
Series Naismith	Naismith	$–	$–	$–
Series National Road	National Road	$–	$–	$–
Series Northern Smile 20	Pep Rally	$–	$–	$–
Series NY Exacta	NY Exacta	$–	$–	$–
Series Ocean Magic 18	Palace Foal	$–	$–	$–
Series One Last Night 21	Fancy Quality	$–	$–	$–
Series Our Jenny B 21	Vino Grigio	$–	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–	$–
Series Paddock Buzz	Paddock Buzz	$146,421	$(273,688)	$(127,267)
Series Patsys Kim 21	Lady Blitz	$–	$–	$–
Series Popular Demand	Popular Demand	$–	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–	$–
Series Race Hunter 19	Chasing Time	$–	$–	$–
Series Restless Rider 23	Steel the Moment	$216,972	$(31,835)	$185,137

88

Series Salute to America	Salute to America	$–	$–	$–
Series Sarrocchi 21	Legitify	$–	$–	$–
Series Savvy Sassy 22	Real Savvy	$17,003	$–	$17,003
Series Seeking a Star 23	Sirius Pursuit	$58,125	$(4,257)	$53,868
Series Sigesmund	Sigesmund	$–	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–	$–
Series Slam Dunk 24	Elevated	$171,734	$(878,499)	$(706,765)
Series Smart Shopping 21	Seize the Grey	$73,346	$–	$73,346
Series Social Dilemma	Social Dilemma	$–	$–	$–
Series Song of Bernadette 20	Cable Boss	$–	$–	$–
Series Song of the Lark 21	Fireball Birdie	$(208)	$–	$(208)
Series Spanxamillion 23	Native Brew	$101,971	$–	$101,971
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–
Series Spirit 20	Phantom Ride	$–	$–	$–
Series Squared Straight	Squared Straight	$–	$–	$–
Series Jeanne's Speight 20	Stay Fabulous	$–	$–	$–
Series STG Broodmare Band	STG Broodmare Band	$184,840	$–	$184,840
Series Stirred 23	Stir It Up	$116,685	$(38,715)	$77,970
Series Storm Shooter	Storm Shooter	$–	$–	$–
Series Stylishly 23	Black Tie Optional	$126,686	$–	$126,686
Series Sunny 18	Solar Strike	$–	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$–	$–
Series Tamboz 21	Catalyst	$–	$–	$–
Series Tapitry 19	Infinite Empire	$–	$–	$–
Series Tell All 19	Walk the Talk	$–	$–	$–
Series Tell the Duchess 19	Duke of Love	$–	$–	$–
Series Thank You Note 23	Commissioned	$121,121	$–	$121,121
Series The Filly Four	The Filly Four	$–	$–	$–
Series The Incredi-Bundle	The Incredi-Bundle	$51,840	$–	$51,840
Series The New York Bundle	The New York Bundle	$–	$–	$–
Series The Royal Duet	The Royal Duet	$–	$–	$–
Series Thesis Break 24	Doctorate	$90,060	$(91,270)	$(1,209)
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–	$–
Series Tizamagician	Tizamagician	$–	$–	$–
Series Trust But Verify	Trust But Verify	$175,272	$(40,082)	$135,189
Series Tufnel	Tufnel	$–	$–	$–
Series Twirl Girl 21	Tonality	$–	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–	$–
Series Vow	Vow	$–	$–	$–
Series War Safe	War Safe	$–	$–	$–

89

Series Wayne O	Wayne O	$–	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$–	$–
Series Wildcat Gaze 23	Shezawildone	$69,701	$(2,558)	$67,144
Series Without Delay 19	Golden Quality	$–	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–
Series Yes This Time	Yes This Time	$–	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–	$–
		$3,391,361	$(3,842,776)	$(284,062)

Related Party Transactions – For the Years Ended December 31, 2025 and 2024

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4, Note 5, and Note 7 to Financial Statements as of December 31, 2025 for further discussions. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In order to fund the Company’s activities as well as to advance funds on behalf of a Series in order to acquire an Underlying Asset prior to establishing and issuing securities in the Series for holding such Underlying Asset, the Company has borrowed a total of $54,561,396 as of December 31, 2025(*), from the Manager in the form of profit participation convertible promissory notes as follows:

Series-Series Name	Underlying Asset	Principle Borrowed From Manager
Series Action Bundle	Action Bundle	$263,500.00
Series Adaay in Asia	Adaay in Asia	$324,105.00
Series Adjust 20	Jai Ho	$115,706.00
Series Alliford Bay 21	Sweet Voyage	$266,812.50
Series Amandrea	Amandrea	$137,500.00
Series Ambleside Park 19	Lookwhogotlucky	$71,442.50
Series Apple Down Under 19	Howboutdemapples	$88,230.00
Series Arch Support 20	Captain Sparrow	$96,565.00
Series Ari the Adventurer 19	Kanthari	$367,200.00
Series Athenian Beauty 19	Quantum Theory	$71,910.00
Series Authentic	Authentic	$2,200,000.00
Series Awe Hush 19	Can't Hush This	$250,920.00
Series Bajan Bashert	Bajan Bashert	$137,600.00
Series Balletic	Balletic	$642,000.00
Series Bella Chica	Bella Chica	$32,300.00
Series Bernin Midnight 24	Bern Rate	$367,218.00
Series Big Mel	Big Mel	$618,000.00
Series Black Escort 19	Halofied	$88,200.00
Series Blip Says Bye 23	Misstrial	$557,700.00
Series Blue Curl 22	Isle Blue	$315,996.00

90

Series Blue Devil	Blue Devil	$296,463.00
Series Brandy 22	Authentic Spirit	$585,225.00
Series Bubala 24	Bold Type	$525,975.26
Series Bundle Broodmare Band 26	Broodmare Band '26	$672,000.00
Series Carpe Fortuna 24	Circe	$433,500.00
Series Carrothers	Carrothers	$437,835.00
Series Cayala 19	Provocateur	$317,135.00
Series Celestial Moon	Celestial Moon	$201,000.00
Series Chad Brown Bundle	Chad Brown Bundle	$995,000.00
Series Chasing the Moon 20	Cuvier	$0.00
Series Claire De Lune 22	Moonlit Courage	$300,900.00
Series Classic Cut	Classic Cut	$430,000.00
Series Classofsixtythree 19	Sixtythreecaliber	$164,050.00
Series Co Cola 19	Search Engine	$459,510.00
Series Collusion Illusion	Collusion Illusion	$637,500.00
Series Confetti 24	Start the Party	$614,002.55
Series Consecrate 19	Sacred Beauty	$54,714.50
Series Courtisane 19	Tap the Gavel	$416,500.00
Series Crown It 21	Normandy Queen	$262,250.00
Series Daddys Joy	Daddy's Joy	$91,800.00
Series Dancing Crane	Dancing Crane	$103,520.00
Series Daring Dancer 20	Boppy	$86,062.50
Series Deep Cover	Deep Cover	$149,600.00
Series Demogorgon	Demogorgon	$108,340.00
Series Desire Street 19	Always Hopeful	$174,267.00
Series Divine Mercy 24	Absolution	$368,225.00
Series Echo Warrior 19	Hero Status	$294,000.00
Series Edge Classic Colts Package	Classic Colts Package	$521,160.00
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	$225,000.00
Series Elarose 21	Secret Crush	$496,000.00
Series Enchante 21	Simply Enchanting	$454,380.00
Series Escape Route	Escape Route	$52,460.00
Series Essential Rose 20	Rosie's Alibi	$890,000.00
Series Exonerated 19	Above Suspicion	$117,793.00
Series Eyepopnruby 23	My Eyes on You	$297,124.53
Series Fenwick Hall 20	Inspector	$193,920.00
Series Flora Dora 20	Spun Intended	$86,218.50
Series Forever Rose	Forever Rose	$0.00
Series Formidable Kitt 22	Elite Heat	$471,900.00
Series Frosted Oats	Frosted Oats	$146,370.00
Series Future Stars Stable	Future Stars Stable	$425,000.00
Series Gentleman Gerry	Gentleman Gerry	$135,000.00
Series Giant Mover 21	Sweet as Sin	$88,063.80
Series Going to Vegas	Going to Vegas	$372,810.00

91

Series Got Stormy	Got Stormy	$195,075.00
Series Grand Traverse Bay 19	Cornice Traverse	$284,962.50
Series Grand Traverse Bay 20	Sun Valley Road	$77,137.50
Series Great Hot 23	Raging Inferno	$276,500.00
Series Great Sister Diane 24	Warranted	$594,505.80
Series Heaven Street	Heaven Street	$130,000.00
Series Ashlees Empire 20	Helicopter Money	$160,800.00
Series High Speed Goldie 21	Flamekeeper	$113,464.00
Series Im A Looker 20	Pioneer Prince	$458,200.00
Series Into Summer 19	Malibu Mayhem	$213,265.00
Series Ishvana 21	Ishvana 21	$0.00
Series Just Like Lucy 23	Love Like Lucy	$280,780.50
Series Just Louise 19	Forbidden Kingdom	$198,543.00
Series Keertana 18	American Heiress	$433,500.00
Series Kichiro	Kichiro	$22,100.00
Series Kindle 21	A Day to Remember	$298,705.00
Series Knarsdale 21	Seismic Beauty	$436,968.00
Series Lane Way	Lane Way	$459,000.00
Series Latte Da 19	Inalattetrouble	$121,975.00
Series Lazy Daisy	Lazy Daisy	$121,250.00
Series Le Relais 20	Show Your Cards	$396,000.00
Series Lost Empire 19	Laforgia	$303,450.00
Series Lovesick 21	Here's the Kicker	$403,056.59
Series Madiera Wine	Madiera Wine	$42,510.00
Series Magic Belle 23	Mystical Belle	$284,400.00
Series Malibu Bonnie 23	Munny Problem	$564,900.00
Series Man Among Men	Man Among Men	$190,281.00
Series Margaret Reay 19	A Mo Reay	$209,797.00
Series Margarita Friday 19	Straight No Chaser	$251,780.00
Series Marsh Hawk 24	Marsh Hawk '24	$637,500.00
Series Martita Sangrita 17	Carpe Vinum	$163,200.00
Series Mayan Milagra 19	Tepeu	$146,920.00
Series Midnight Sweetie 19	Dolce Notte	$103,156.00
Series Miss Puzzle	Miss Puzzle	$26,562.50
Series Miss Sakamoto	Miss Sakamoto	$276,000.00
Series Mo Mischief	Mo Mischief	$326,400.00
Series Mo Temptation	Mo Temptation	$240,555.00
Series Monomoy Girl	Monomoy Girl	$398,820.00
Series Moonbow 20	Cumberland Falls	$169,837.50
Series More Than Magic 21	Time is Magic	$154,800.00
Series Motion Emotion	Motion Emotion	$72,828.00
Series Mrs Whistler	Mrs Whistler	$232,900.00
Series My Fast One 20	One Fast Dream	$264,000.00
Series Naismith	Naismith	$258,400.00

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Series National Road	National Road	$120,000.00
Series Northern Smile 20	Pep Rally	$122,000.00
Series NY Exacta	NY Exacta	$387,600.00
Series Ocean Magic 18	Palace Foal	$0.00
Series One Last Night 21	Fancy Quality	$262,710.00
Series Our Jenny B 21	Vino Grigio	$108,872.00
Series Our Miss Jones 19	Celebrity News	$159,120.00
Series Paddock Buzz	Paddock Buzz	$269,912.50
Series Patsys Kim 21	Lady Blitz	$515,400.00
Series Popular Demand	Popular Demand	$212,160.00
Series Power Up Paynter	Power Up Paynter	$96,600.00
Series Queen Amira 19	Regal Rebel	$280,500.00
Series Race Hunter 19	Chasing Time	$440,000.00
Series Restless Rider 23	Steel the Moment	$863,364.64
Series Salute to America	Salute to America	$232,050.00
Series Sarrocchi 21	Legitify	$489,600.00
Series Savvy Sassy 22	Real Savvy	$430,125.00
Series Seeking a Star 23	Sirius Pursuit	$253,210.89
Series Sigesmund	Sigesmund	$17,000.00
Series Silverpocketsfull 19	Iron Works	$385,815.00
Series Slam Dunk 24	Elevated	$980,678.09
Series Smart Shopping 21	Seize the Grey	$485,800.00
Series Social Dilemma	Social Dilemma	$72,394.50
Series Song of Bernadette 20	Cable Boss	$423,300.00
Series Song of the Lark 21	Fireball Birdie	$267,240.00
Series Spanxamillion 23	Native Brew	$622,050.00
Series Speightstown Belle 19	Ancient Royalty	$106,335.00
Series Spirit 20	Phantom Ride	$201,600.00
Series Squared Straight	Squared Straight	$34,425.00
Series Jeanne's Speight 20	Stay Fabulous	$248,000.00
Series STG Broodmare Band	STG Broodmare Band	$869,500.00
Series Stirred 23	Stir It Up	$390,594.00
Series Storm Shooter	Storm Shooter	$276,000.00
Series Stylishly 23	Black Tie Optional	$815,100.00
Series Sunny 18	Solar Strike	$329,940.00
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$85,622.00
Series Sweet Sweet Annie 19	In Due Time	$129,780.00
Series Tamboz 21	Catalyst	$512,200.00
Series Tapitry 19	Infinite Empire	$190,281.00
Series Tell All 19	Walk the Talk	$107,844.00
Series Tell the Duchess 19	Duke of Love	$242,000.00
Series Thank You Note 23	Commissioned	$514,800.00
Series The Filly Four	The Filly Four	$1,224,000.00
Series The Incredi-Bundle	The Incredi-Bundle	$853,740.00

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Series The New York Bundle	The New York Bundle	$889,286.98
Series The Royal Duet	The Royal Duet	$788,103.00
Series Thesis Break 24	Doctorate	$353,123.87
Series Thirteen Stripes	Thirteen Stripes	$194,650.00
Series Timeless Trick 20	Interstellar	$81,000.00
Series Tizamagician	Tizamagician	$163,200.00
Series Trust But Verify	Trust But Verify	$749,804.83
Series Tufnel	Tufnel	$275,600.00
Series Twirl Girl 21	Tonality	$134,100.00
Series Two Trail Sioux 17	Annahilate	$114,750.00
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$29,720.00
Series Vertical Threat	Vertical Threat	$107,100.00
Series Vow	Vow	$304,000.00
Series War Safe	War Safe	$248,200.00
Series Wayne O	Wayne O	$486,000.00
Series Who Runs the World	Who Runs the World	$450,840.00
Series Whosbeeninmybed 19	Micro Share	$321,300.00
Series Wildcat Gaze 23	Shezawildone	$155,159.48
Series Without Delay 19	Golden Quality	$121,000.00
Series Wonder Upon a Star 19	Star Six Nine	$314,500.00
Series Yes This Time	Yes This Time	$107,930.00
Series You Make Luvin Fun 19	Magical Ways	$382,500.00
		$54,561,396

______________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company during 2018.
(4)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(5)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

(*) As of December 31, 2025, the Company owes the following to related parties:

– $180,387.55 to the Manager in connection with Series Authentic.

(**)The Company acquired the horse asset in Series Palace Foal via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when Series Palace Foal is fully subscribed or converted into the unsold units of Series Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of Series Palace Foal series accrues to the loan holder.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

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Trend information – For the Years Ended December 31, 2025 and 2024

The Company’s main focus over the next twelve months is to continue to launch subsequent Offerings of Series Interests. The table below shows the launched and closed Offerings for the year ended December 31, 2025:

	# of Offerings Launched (1)(2)	# of Offerings Closed
2025	20	19

(1) data represents number of Offerings for Series Interests of each state of offering process in the given period.

(2) offerings launched as of December 31, 2025 either through (i) a Regulation A offering or (ii) a Regulation D offering.

The Company plans to launch approximately 15 to 25 additional offerings in the next twelve months, as of the date of this filing, including offerings for increasingly higher value underlying assets. The Company will commence such offerings within two calendar days of qualification with the SEC as provided in Rule 251(d)(3)(i)(F). The proceeds from any offerings closed during the next twelve months will be used to acquire additional race horses. We believe that launching a larger number of offerings in 2025–2026 and beyond will help us from a number of perspectives:

1) Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2) Enable the Company to reduce operating expenses for each series, as we negotiate better contracts for training, upkeep, insurance and other operating expenses with a larger collection of underlying assets.

3) Attract a larger community of Horse Sellers with high quality underlying assets to the Platform who may view us as a more efficient method of transacting than the traditional syndication processes.

In addition to more offerings, we also intend to continue to develop Membership Experience Programs, which allow Investors to enjoy the collection of racehorses acquired and managed by the Company through events, race day visits and other programs.

Outside of the trends mentioned above, we believe that the Company is also dependent on the general economic environment and investing climate, the horse racing industry at large (including ongoing concerns of horse safety), in particular in the United States. In addition, since we are reliant on our Manager to support the Company and the Series, we are dependent on the general fundraising environment and our Manager’s continued ability to raise capital.

Plan of Operations

As stated, the Company is in the business of acquiring interests in, training and racing racehorses. As the Company acquires the interests in the horses in the future, the Company will recognize its share of the horse earnings less any expenses paid for or incurred on behalf of a specific horse operation.

During the year ended December 31, 2025, series accrued race winnings totaling $2,741,909. In sum, the series incurred $2,942,471 ,of series specific expenses (stabling, transportation, insurance, veterinary, etc.). The Company has also accrued $3,282,055 in due diligence or Management Fees earned by the Manager.

Off–Balance Sheet Arrangements

As of December 31, 2025, we did not have any off–balance sheet arrangements.

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ITEM 3. DIRECTORS AND OFFICERS

MANAGEMENT

Manager

The Manager of the Company is Experiential Squared, Inc., a Delaware corporation formed on December 27, 2016 (also referred to as “Experiential” or as “Manager.”)

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, managing our day–to–day affairs, and implementing our business strategy. The Manager and its officers and directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, deciding how to monetize a Series and other underlying assets at Membership Experience Programs to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager. The Manager may establish further written policies and will monitor our administrative procedures, asset operations and performance to ensure that the policies are fulfilled. The Manager may change our objectives at any time without approval of our Interest Holders.

The Manager performs its duties and responsibilities pursuant to our Operating Agreement. We have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

Responsibilities of the Manager

Under Nevada law, the fiduciary duties of a manager to the limited liability company and to its members are limited to that of good faith and fair dealing. The Operating Agreement for the Company has set forth standards by which the duties of the Manager are to be measured.

Among other things, the Operating Agreement recognizes that the Manager (directly or through affiliates) is permitted to conduct outside business activities that may conflict with the Company’s business. The Company’s business operations and affairs will be managed entirely by the Manager, which may be subject to certain conflicts of interest. (See “POTENTIAL CONFLICTS OF INTEREST.”) In addition, the Manager may, if desired, submit any contract or act for approval or ratification by the Members of the Company, and any contract or act approved or ratified by the affirmative vote of the Members holding a majority of percentage interests will not constitute a violation of the Manager’s duties to the Company or its Members.

The Members have not been separately represented by independent legal counsel in their dealings with the Manager. Members must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of the establishment of the Company, its operations, and the Operating Agreement has been prepared by the Manager. Therefore, the terms and the Operating Agreement have not been negotiated in an arms’ length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL TO EVALUATE ANY AND ALL OF THESE AGREEMENTS AND RELATIONSHIPS.

The Manager must, on demand, give to any Member or their legal representative true and complete information concerning all Company affairs as required by law. Each Member or their legal representative has the right to inspect and copy the Company books and records upon reasonable request and in accordance with applicable law.

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The Operating Agreement provides that the Manager shall have no liability to the Company for losses resulting from errors in judgment or other acts or omissions, as long as (i) the Manager determined, in good faith, that such action or inaction was in, or not opposed to, the best interests of the Company and (ii) such action or inaction did not constitute fraud, deceit, willful misconduct, gross negligence, or a wrongful taking. The Operating Agreement also provides that the Company shall indemnify the Manager against liability and related expenses (including reasonable attorneys’ fees and costs) incurred in dealing with the Company, Members or third parties, so long as the standard described above is met. Therefore, Members may have a more limited right of action then they would have absent these provisions in the Operating Agreement. A successful indemnification of the Manager or any litigation that may arise in connection with the Manager’s indemnification could deplete the assets of the Company. Members who believe that a breach of the Manager’s duty has occurred should consult with their own counsel.

Executive Officers, Directors and Significant Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Manager:

Name	Age	Position	Term of Office (Beginning)	Hours Per Week
Executive Officers and Directors

Michael Behrens	49	Chief Executive Officer, Secretary, and Director	Inception	Full-Time

Chris Ransom	47	Head of Corporate Strategy, Director	September 2020	Full-Time

R. Matthew Hendricks	65	Chief Financial Officer, Director	July 2025	Full-Time

Significant Employees

Joe Moran	31	Head of Racing & Bloodstock	July 2018	Full-Time
Caitlin Ward	27	Director of Events and Partnerships	July 2021	Full-Time
Brian DiDonato	38	Edge Operations Manager	February 2023	Part-Time/ 30 hrs week
Matthew O’Connor	27	Racing Manager	October 2024	Full-Time

The following is a brief summary of the background of each director and executive officer of the Manager:

Michael Behrens, Chief Executive Officer, Secretary and Director

Mr. Behrens has served as the CEO of Experiential Squared, the Manager of the Company, since its founding in 2016. Under his leadership, Experiential has managed well over 150 racehorses across the United States, recording over 181 wins, including victories in some of the most prestigious races in the sport. MyRacehorse campaigned Authentic, the 2020 Kentucky Derby and Breeders’ Cup Classic winner, as well as Seize the Grey, winner of the 2024 Preakness Stakes, and Straight No Chaser, winner of the 2024 Breeders’ Cup Sprint.

Beyond racing success, Mr. Behrens has led MyRacehorse in securing key industry partnerships, including a stallion deal with Gainesway Thoroughbreds for Seize the Grey, expanding the company’s reach into breeding. Under his leadership, MyRacehorse has also expanded internationally, managing stables in Ireland, the United Kingdom, and Australia.

From 2007 to 2020, Mr. Behrens founded MSB Digital, a performance marketing company. From 2016 to 2017, he served as the Chief Marketing Officer of Casper. Mr. Behrens attended California State Polytechnic University-Pomona and San Diego State University.

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Chris Ransom, Head of Corporate Strategy, Director

As Head of Corporate Strategy, Mr. Ransom is responsible for overseeing compliance, business development, and capital allocation across MyRacehorse’s operations. Since our launch, he has been one of our top strategic advisors and joined the team in 2020. A graduate of Boston University (Bachelor of Science in Business Administration with a concentration in Finance and Accounting), Mr. Ransom has over 20 years of experience as a financial executive in the construction, real estate, and thoroughbred industry.

Before joining MyRacehorse, Mr. Ransom operated his own consultancy group from 2016 to 2020, where he provided financial management services to one of the largest owner-operators of industrial real estate in New Jersey. In addition to his work in the real estate sector, Mr. Ransom also managed the equine portfolio for a New York City-based sports agency.

R. Matthew Hendricks, Chief Financial Officer, Director

As CFO of Experiential Squared, Mr. Hendricks is responsible for streamlining accounting processes, building scalable financial systems, and positioning the company for its next stage of growth. Mr. Hendricks’ career is defined by driving profitability, strengthening financial infrastructure, and leading organizations through transformation and growth.

Mr. Hendricks brings more than 25 years of finance leadership across Fortune 100, private equity, and high-growth companies, including CFO of Kellogg Canada and senior roles at Congo Brands, Performance Health, Campbell Soup, and Procter & Gamble. He earned an MBA from Cornell University with a concentration in Finance.

Background of Significant Employees

The following is a brief summary of the background of some of our significant employees that build, manage and optimize the horses and our Investor experiences:

Joe Moran, Head of Racing & Bloodstock

As Head of Racing, Mr. Moran’s responsibilities include acquiring and managing MyRacehorse’s stable of runners throughout the United States. He routinely is on-site (mornings and afternoons) to watch the runners train and race, coordinate with trainers regarding training schedules and race results, and develop and maintain key relationships with racing partners and track officials across all geographic regions. He also spends significant time at private auctions seeking new prospects to add to the MyRacehorse stable.

Mr. Moran, a graduate of Oklahoma Baptist University (Bachelor of Arts in Sports and Recreation Management), has been around the racing industry his entire life. Before joining MyRacehorse in July 2019, he worked in the Andy Mathis barn as a hot walker and groom.

Caitlin Ward, Director of Events and Partnerships

Mrs. Ward is the Director of Events and Partnerships at MyRacehorse, where she has been a vital team member since 2021. She is responsible for planning, coordinating, and executing special events, as well as managing partnerships within the racing industry to enhance owner engagement.

She holds a Bachelor’s degree in Communications and Media Studies from Florida Atlantic University and a Master’s degree in International Business from Lynn University. Before joining MyRacehorse, she worked as a Sales Coordinator at Wavertree Stables, Inc., and grew up working on Wavertree Farm in Florida, where she gained hands-on experience in the Thoroughbred industry.

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Brian DiDonato, Operations Manager

As Operations Manager, Mr. DiDonato plays a key role in stable management, investor updates, and critical operational processes for MyRacehorse. He works closely with the racing and bloodstock teams to ensure smooth coordination between horse acquisitions, race management, and investor communications.

A native of Wethersfield, CT, Mr. DiDonato attended Connecticut College, where he majored in Philosophy and minored in English with an eye toward going to law school—until his passion for horse racing led him in a different direction.

Mr. DiDonato got his first experience working in racing through a summer press box internship at Saratoga. He graduated in 2009 and subsequently joined the editorial staff of the Thoroughbred Daily News, gaining exposure to all facets of the sport. He later started his own bloodstock advisory and syndication business in 2017 before joining MyRacehorse in early 2022.

Matthew O’Connor, Racing Manager

Mr. O’Connor serves as Racing Manager, where he plays a key role in bloodstock acquisitions, race management, and campaign strategy for MyRacehorse’s stable. His responsibilities include evaluating potential acquisitions at public auctions and private sales, working with trainers to identify optimal race placements, and overseeing the ongoing racing careers of MyRacehorse’s horses.

Mr. O’Connor has extensive experience in bloodstock analysis and stable management, working closely with leading trainers, breeders, and racing professionals to ensure MyRacehorse’s horses are placed in the best possible racing opportunities.

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Potential Conflicts of Interest

See “Potential Conflicts of Interest” section below for more information.

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COMPENSATION

Compensation of Executive Officers and Significant Employees of the Manager

The Company currently does not have any employees nor does it currently intend to hire any employees who will be compensated directly. The Chief Executive Officer of the Company’s Manager plus other employees of the Manager, manage our day–to–day affairs, oversee the review, selection and recommendation of underlying assets, service acquired assets and monitor the performance of these assets to ensure that they are consistent with the Company’s business objectives. Each of these individuals receives compensation for his or her services, including services performed for the Company on behalf of the Manager, directly from Experiential Squared, Inc. Although the Company may indirectly bear some of the costs of the compensation paid to these individuals, through fees it pays to the Manager, the Company does not, and does not intend to pay any compensation directly to these individuals.

Compensation of Manager

The Manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., Offering Expenses and Operating Expenses) and, in its capacity as Manager, a Due Diligence/Management Fee and an Organizational and Experiential Fee. Neither the Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The annual compensation of the Manager for Fiscal Year 2025 was as follows:

Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
Experiential Squared, Inc.	Manager	4,163,728	716,943(1)	4,882,671

_____________________

(1)	Compensation related to the Manager performing bloodstock services and general and administrative services in connection with the management for certain Underlying Assets of their respective Series in 2025.

In addition, should a series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the series, the Manager in its capacity as the Manager may receive a Management Performance Bonus and, upon a final sale of an Underlying Asset, a Final Gross Proceeds Fee as described in “Management Performance Bonus and Final Gross Proceeds Fee” above.

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

Except as set forth herein, we do not have any ongoing plan or arrangement for the compensation of executive officers and our Manager.

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POTENTIAL CONFLICTS OF INTEREST

We have identified the following potential conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Manager, and the Underlying Assets. The potential conflicts of interest described in this section should not be considered as an exhaustive list of the potential conflicts of interest that prospective Investors should consider before investing in the Interests.

Manager’s Fees and Compensation

None of the compensation set forth under the “Compensation” section was determined by arm’s-length negotiations. It is anticipated that the income received by the Manager may be higher or lower depending upon market conditions. This conflict of interest related to Manager fees and compensation will exist between the Manager and Investors and Investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement.

Notwithstanding the foregoing, the Manager derives its fee structure using a cost-based pricing model, testing it against traditional horseracing syndicates, other alternative asset classes, and different means of operations, including the use of outsourced tax and accounting service providers. However, there are very few thoroughbred managers specializing in hyper-fractional ownership, making it difficult to ascertain if the Company’s pricing models are truly competitive. Factors influencing these costs include hiring specialized experts across bloodstock acquisition, racehorse management, financial services, marketing, event management, and content creation, as well as the risks associated with acquiring an asset that cannot be syndicated until it achieves qualification by the Commission. Additionally, racehorses, as a livestock asset class, carry risks of injury and/or mortality. As a result, Investors should be aware that compensation is not determined through arm’s-length negotiations and is an inherent risk of investment.

The Manager has the right to retain the services of other firms, in addition to or in lieu of the Manager, to perform various services, asset management and other activities in connection with the business.

The Company converted an advance from founders outstanding as of December 31, 2017, to equity in the Company to ease the cash flow burden to the Company. The Company also has borrowed $3,842,776 (excluding accrued interest) from the Manager in order to acquire the Underlying Assets prior to establishing and issuing securities in the underlying series holding the horse assets for the fiscal year ended December 31, 2025. Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

The Manager does not have a fiduciary duty or obligation to present any business opportunities to the Company or Investors. Instead, the Manager is permitted to conduct or be involved in business opportunities with or without notice to the Company or its Investors.

Upkeep Fee Liabilities; Operating Expenses Reimbursement Obligations; Manager Loans

The Manager or an affiliate will incur liabilities related to Upkeep Fees on behalf of the Series, and if the Operating Expenses paid by the Manager for such Series exceed the revenues and Upkeep Fees, the Manager or an affiliate will be entitled to reimbursement of such amount from future revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”). Notwithstanding the foregoing, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover twelve (12) months of such projected Operating Expenses (excluding Upkeep Fees).

However, if the Operating Expenses of a particular Series exceed the amount of revenues generated from the interest in the Underlying Asset of such Series, the Manager retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

An Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

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Other Series or Businesses

The Manager serves as the Manager of other My Racehorse Entities. For more information about the Manager’s role with respect to the Company and other My Racehorse Entities, see “Our Affiliates’ Interests in Other Entities” below.

Additionally, the Manager may engage for its own account, or for the account of others, in other business ventures, similar to that of the Company or otherwise, and neither the Company nor any Investor shall be entitled to any interest therein.

The Company will not have independent management and it will rely on the Manager for the operation of the Company. The Manager will devote only so much time to the business of the Company as is reasonably required. The Manager could have conflicts of interest in allocating management time, services and functions between its existing business interests other than the Company and any future entities which it may organize as well as other business ventures in which it may be involved. The Manager believes it has sufficient staff available to be fully capable of discharging its responsibilities to all such entities.

The Manager, acting in the same capacities for other Investors, companies, partnerships or entities, may result in competition with individual Series, including other Series. There are no restrictions on the Manager, or any of its affiliates, against operating other businesses in such competition with the Company. If the Manager or any of its affiliates did operate such a business that competed for clients with the Company, it could substantially impair the Company’s financial results.

Manager Affiliation with Majority Owners

The Manager may independently determine to invest in syndicates that own majority interests in certain assets owned by individual Series. The Manager may derive compensation from its membership in these syndicates in addition to any compensation earned as a Manager of an individual Series.

Animal Welfare Obligations

The Manager is responsible for managing each Series and executing decisions in a manner that seeks to maximize investor returns by buying, managing, and selling the Underlying Asset optimally. However, the Manager is equally committed to prioritizing the welfare of the thoroughbred and will make decisions that are always in the best interest of the horse, even if those decisions may not be financially beneficial to Investors.

These decisions may include, but are not limited to, surgery and rehabilitation costs, veterinary inspections and diagnostics, spelling (breaks from racing and training that limit the ability to earn revenue), and early retirement of a horse if it is deemed in the best interest of the horse. While these actions may reduce or eliminate potential earnings for a Series, they are taken to ensure that no horse is placed in a situation that compromises its health or safety.

To help minimize the financial impact on each Series, the Company operates a program called Retail for a Purpose, which auctions off items and experiences to help fund its commitment to equine welfare. However, Investors should understand that all decisions related to horse care and retirement will be made at the sole discretion of the Manager, with the horse’s well-being as the primary factor.

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Maximization of Entertainment Value

The Manager is responsible for managing each Series and executing decisions in a manner that seeks to maximize investor returns by buying, managing, and selling the Underlying Asset optimally. However, as demonstrated by Investor engagement over the past several years, many Investors cite their primary reason for participating as the opportunity to own a racehorse and experience the journey of racehorse ownership.

As such, the Manager is also committed to maximizing the entertainment and experiential value for Investors. This means that certain management decisions may be influenced by factors beyond pure financial return, such as selecting races that enhance engagement, providing content and experiences, or prioritizing participation in high-profile events that may not always be the most financially lucrative option.

For example, the Manager may decide to enter a horse in a restricted race where it cannot be claimed, rather than running in a potentially more lucrative claiming race where it could be purchased by another owner. While the claiming race might offer a larger purse, the restricted race allows Investors to continue experiencing racehorse ownership.

The Manager retains full discretion in balancing the welfare of the horse, the financial performance of the Underlying Asset, and the entertainment expectations of Investors. Investors should understand that while efforts are made to provide engaging experiences, the Manager will make decisions in the best interest of the horse and the long-term health of the business.

Relationships with Co-Owners, Bloodstock Partners and Minority Stockholders

An affiliate of Spendthrift Farm, LLC, a Kentucky-based thoroughbred breeding and racing operation, was previously a majority stockholder in the Manager. On or about February 2023, that affiliate sold its ownership interest in the Manager to the existing stockholders of the Manager. Although Spendthrift Farm itself never held an ownership stake in the Manager, an affiliate of Spendthrift currently held a line of credit extended to the Manager, which remains outstanding and is scheduled for repayment in the future. This line of credit was recently transferred to the University of Kentucky.

Spendthrift is also a Horse Seller and Co-Owner with the Company in Authentic, the only Underlying Asset currently co-owned with Spendthrift. As such, the Company recognizes that there may be a heightened risk of conflicts of interest in transactions between the Company and Spendthrift, particularly in ensuring fair market valuation of assets or negotiating terms that balance the interests of all parties.

In addition, Taylor Made Farms, a leading thoroughbred breeding and sales operation, has an affiliate that is a minority investor in the Manager. Taylor Made Farms has previously partnered with the Company in co-ownership arrangements, including on horses such as Going to Vegas and Carrothers. Taylor Made Farms is also a consignor that the Company has used in the past to sell horses. While the Company does not exclusively use Taylor Made Farms as a consignor and there is no quid pro quo arrangement, its reputation as one of the top bloodstock operations makes it a frequent partner in sales and acquisitions.

Ken Myles, an investor in the Manager, is also the majority owner of Big Play Media, a company that has co-owned horses with the Company and collaborated on content initiatives. While Big Play Media operates independently from the Manager, its involvement in co-ownership and content collaborations presents potential conflicts of interest when determining race placements, media strategy, or financial transactions involving shared assets.

Reeves Thoroughbred Racing, LLC and Rocket Ship Racing LLC, two unaffiliated parties, are also Co-Owners in certain Series of the Company. Both parties have invested in the Manager pursuant to a simple agreement for future equity (a “SAFE”), which entitled them to convert, upon a subsequent event, into an equity interest in the Manager. As of January 31, 2024, the equity interest provided under the SAFE converted such that both Reeves Thoroughbred Racing, LLC and Rocket Ship Racing LLC now each hold an equity interest in the Manager.

Following this conversion, neither Reeves Thoroughbred Racing, LLC nor Rocket Ship Racing LLC owns more than five percent of the Manager. Neither party has any voting control, board appointment rights, monetary benefits, or other special privileges in the Manager other than their minority equity interest.

Despite these affiliations, the Company recognizes that there may be a heightened risk of conflicts of interest in transactions involving these co-owners, partners, or minority stockholders. The Manager and the Company, in determining whether to approve or authorize a particular transaction with these parties, will consider whether the transaction is fair and reasonable to the Company and has terms and conditions no less favorable than those available from unaffiliated third parties.

103

Certain Decisions Made by One Series May Benefit Another Series Controlled by the Manager

As it relates to Series Smart Shopping 21 and its Underlying Asset, Seize the Grey, Series Smart Shopping 21 sold 90 percent of the stallion rights to Seize the Grey following a successful racing career. However, Series Smart Shopping 21 retained a 10 percent ongoing interest in future income derived from his stallion services, including stud fees.

The Manager intends for Series STG Broodmare Band to breed one or more of its broodmares to Seize the Grey. This transaction would benefit Series Smart Shopping 21 through its 10 percent retained interest in Seize the Grey’s stud fee earnings. However, any such transaction will be conducted at arm’s length, and Series STG Broodmare Band will pay the stallion’s current fair market value stud fee to Seize the Grey’s syndicate.

As it relates to Series Margarita Friday 19 and its Underlying Asset, Straight No Chaser, Series Margarita Friday 19 sold 75 percent of the stallion rights to Straight No Chaser following a successful racing career. However, Series Margarita Friday 19 retained a 25 percent ongoing interest in future income derived from his stallion services, including stud fees.

The Manager intends for Series Broodmare Band 26 to breed broodmares to Straight No Chaser and Seize the Grey. These transactions would benefit Series Margarita Friday 19, through its 25 percent retained interest in Straight No Chaser stud fee earnings, and Series Smart Shopping 21, through its 10 percent retained interest in Seize the Grey stud fee earnings. All such transactions will be conducted at arm’s length, and Series Broodmare Band 26 will pay each stallion’s current fair market value stud fee to the respective syndicate.

Certain Co-Owners May Benefit from Breeding Decisions Made by the Manager

Gainesway Thoroughbreds Ltd., an unaffiliated party and Co-Owner in certain Series of the Company, manages the stallion syndicate for Seize the Grey, formerly the Underlying Asset of Series Smart Shopping 21. The Manager may elect to breed broodmares owned by a Series that is co-owned by Gainesway Thoroughbreds Ltd. to Seize the Grey. All terms of any breeding agreement will be at fair market value.

In addition to its interest in Seize the Grey, Gainesway Thoroughbreds Ltd. also serves as a horse consignor and may be retained by the Manager to consign horses that are co-owned by a Series and a Co-Owner.

Due to its 10 percent retained interest in Seize the Grey, My Racehorse CA LLC Series Smart Shopping 21 controls eight nominations per year, which entitle the Series to eight free breedings to Seize the Grey annually for the first four years he stands at stud. My Racehorse CA LLC Series Smart Shopping 21 may elect to sell these nominations directly to an affiliated or non-affiliated party at fair market value.

Winstar Farm, LLC, an unaffiliated party and Co-Owner in certain Series of the Company, manages the stallion syndicate for Straight No Chaser, formerly the Underlying Asset of Series Margarita Friday 19. The Manager may elect to breed broodmares owned by a Series that is co-owned by Winstar Farm, LLC to Straight No Chaser. All terms of any breeding agreement will be at fair market value.

In addition to its interest in Straight No Chaser, Winstar Farm, LLC also serves as a horse consignor and may be retained by the Manager to consign horses that are co-owned by a Series and a Co-Owner.

Due to its 25 percent retained interest in Straight No Chaser, My Racehorse CA LLC Series Margarita Friday 19 controls twenty nominations per year, which entitle the Series to twenty free breedings to Straight No Chaser annually for the first four years he stands at stud. My Racehorse CA LLC Series Margarita Friday 19 may elect to sell these nominations directly to an affiliated or non-affiliated party at fair market value.

104

Our Affiliates’ Interest in Other Entities

The officers and directors of Experiential Squared, Inc., which is the Manager and sole member of the Company are also officers and directors and/or key professionals of other MyRacehorse entities, including MRH CF, LLC (“MRH CF”) which commenced principal operations in 2023 and primarily operates a similar business in the racehorse industry using Regulation Crowdfunding and Edge Racing, LLC (“Edge Racing”) and related entities, which commenced principal operations in 2022 and primarily operates a similar business in the racehorse industry focused on accredited investors only using Regulation D 506(c) (the Company, MRH CF and Edge Racing are collectively referred to herein as the “MyRacehorse Entities”).

These persons have legal obligations with respect to the other MyRacehorse Entities that are similar to their obligations to the Company. As a result of their management of other MyRacehorse Entities their obligations to other investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, they will face conflicts of interest in allocating their time among the Company, other MyRacehorse Entities and other business activities in which they are involved.

The management of other MyRacehorse Entities requires time and consideration from Experiential Squared, Inc., potentially resulting in an unequal division of resources between the Company and other MyRacehorse Entities. However, we believe that the Manager of the Company has sufficient professionals to fully discharge its responsibilities to the Company, other MyRacehorse Entities and each of their respective investors.

Use of Paid Influencers and Celebrity Endorsements

The Company may engage influencers, athletes, and celebrities to promote its Offerings and brand through paid marketing campaigns. These individuals may receive compensation in the form of cash, equity (including Series Interests), or other consideration in exchange for their participation in promotional activities, including social media endorsements, advertisements, or event appearances.

Historically, compensation provided to the Company’s paid spokespersons consisted solely of fixed cash payments, and neither the Company nor any Series issued securities to those spokespersons. In connection with the Company’s new proposed influencer marketing program, the Company anticipates entering into agreements pursuant to which certain spokespersons will receive fixed compensation consisting of cash and specified Series Interests offered pursuant to Regulation A or other relevant securities exemptions. The compensation under such agreements is established in advance and is not based on the number of Interests sold, the amount raised, investor conversions, or the success of any offering. The value of any Series Interests issued as compensation will be reflected in the aggregate offering price calculation under Securities Act Rule 251(a).

Each compensated spokesperson is required to enter into a written agreement that (i) specifies the amount, source, and type of compensation, (ii) requires prior approval of covered promotional content, (iii) mandates clear compensation disclosures in all covered communications and (iv) provides the Company with correction and takedown rights. The Company maintains individualized Rule 17(b) disclosure pages for each active compensated spokesperson, as well as a general Rule 17(b) Disclosure page at myracehorse.com/17b-sec-rule-updated-3-25-25 that identifies all current compensated spokespersons. These pages are updated as engagements begin and end. Where a spokesperson receives Series Interests in a particular Series as compensation, that compensation is disclosed in the applicable Series’ description in the Offering Circular.

Investors should not assume that any influencer or celebrity endorsement represents an independent review of the Offering, the Company, or the expected financial performance of a Series.

105

Relationship with 1/ST Racing & Technology and Potential Conflicts of Interest

1/ST Racing & Technology, a major operator of racetracks and wagering platforms, owns more than 10% of the Manager and holds a seat on the Manager’s board of directors. 1/ST Racing operates some of the largest racetracks in the United States, including Santa Anita Park and Gulfstream Park, and also owns advanced deposit wagering (ADW) platforms such as 1/ST Bet and Xpressbet.

While the Manager makes race placement decisions based on competitive factors, horse welfare, and financial considerations, the Company’s affiliation with 1/ST Racing may result in more horses being entered in races at tracks operated by 1/ST Racing. Additionally, in cases where race placement is a close decision between multiple tracks, the Manager may select a race at a 1/ST Racing-owned track due in part to the enhanced hospitality and ownership experiences provided to Members.

Despite this affiliation, the Company recognizes that there may be a heightened risk of conflicts of interest in transactions involving 1/ST Racing, particularly in balancing the interests of the Company and its Investors with the business relationships maintained by the Manager. The Manager and the Company, in determining whether to approve or authorize a particular transaction with 1/ST Racing, will consider whether the transaction is fair and reasonable to the Company and has terms and conditions no less favorable than those available from unaffiliated third parties.

The Manager retains full discretion in race placement decisions and will always disclose the intended circuit for each Series before an Offering is made available to Investors. However, Investors should be aware that the Company’s business relationships with 1/ST Racing may, at times, influence racing-related decisions.

Lack of Independent Legal Representation

The Members have not been separately represented by independent legal counsel in connection with the Company’s organization or in their dealings with the Manager. The Investors must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of the management of the business and the Operating Agreement have all been prepared by the Company. Therefore, the terms of these agreements have not been negotiated in an arm’s-length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN LEGAL COUNSEL FOR LEGAL ADVICE IN CONNECTION WITH THIS INVESTMENT.

We Do Not Have a Conflicts of Interest Policy

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests. The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

106

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

PRINCIPAL INTEREST HOLDERS

The Company is managed by Experiential Squared, Inc. which is also the Company’s 100% owner. Investment and voting control of the Experiential Squared, Inc. is held with Michael Behrens, as its majority shareholder, director and Chief Executive Officer. Experiential Squared, Inc., and/or its affiliates, have no intention of owning any of the Interests in the Series at Closing. However, Experiential Squared, Inc., and/or its affiliates, still reserve the right to participate in the Offering on the same terms and conditions as the Investors at their discretion and may opt to convert the applicable Convertible Promissory Note into interests that remain unsold in this offering. The address of Experiential Squared, Inc. is 2456 Fortune Dr., Suite 110 Lexington, Kentucky 40509.

The following table sets forth information regarding beneficial ownership of the securities of the Company as of December 31, 2025 (i) by each of our officers and directors; (ii) by all of our officers and directors as a group; and (iii) by each person who is known by us to beneficially own more than 10% of any class of our voting securities. Unless otherwise specified, the address of each of the persons set forth below is in care of our company at 2456 Fortune Dr., Suite 110 Lexington, Kentucky 40509:

Series Name	Underlying Asset	Name of Beneficial Owner (1)	Number of Beneficiary Shares (1)	Percentage of Interests Beneficially Owned
	Company (2)	Experiential Squared, Inc. (Manager)	NA	0.00%
Series Alliford Bay 21	Sweet Voyage	Experiential Squared, Inc. (Manager)	1	0.03%
Series Authentic	Authentic	Experiential Squared, Inc. (Manager)	223	1.78%
Series Blue Curl 22	Isle Blue	Experiential Squared, Inc. (Manager)	7	0.14%
Series Classic Cut	Classic Cut	Experiential Squared, Inc. (Manager)	6	0.06%
Series Smart Shopping 21	Seize the Grey	Experiential Squared, Inc. (Manager)	6	0.12%
Series Song of the Lark 21	Fireball Birdie	Experiential Squared, Inc. (Manager)	7	0.27%
Series Margarita Friday 19	Straight No Chaser	Experiential Squared, Inc. (Manager)	24	1.20%
Series The Incredi-Bundle	Madame Secretary	Experiential Squared, Inc. (Manager)	17	0.17%
Series Clair de Lune 22	Moonlit Courage	Experiential Squared, Inc. (Manager)	2	0.04%
Series Blip Says Bye 23	Misstrial	Experiential Squared, Inc. (Manager)	3	0.03%
Series Seeking A Star 23	Sirius Pursuit	Experiential Squared, Inc. (Manager)	1	0.03%
Series Trust But Verify	Trust But Verify	Experiential Squared, Inc. (Manager)	2	0.02%
Series Stirred 23	Stir It Up	Experiential Squared, Inc. (Manager)	1	0.03%
Series Restless Rider 23	Steel the Moment	Experiential Squared, Inc. (Manager)	2	0.02%
Series Thesis Break 24	Doctorate	Experiential Squared, Inc. (Manager)	1	0.02%
Series Slam Dunk 24	Elevated	Experiential Squared, Inc. (Manager)	5	0.05%
Series Bubala 24	Bold Type	Experiential Squared, Inc. (Manager)	10	0.20%
Series Carpe Fortuna 24	Circe	Experiential Squared, Inc. (Manager)	7	0.27%
Series Marsh Hawk 24	Helios	Experiential Squared, Inc. (Manager)	4,601	61.35%
Series Paddock Buzz	Paddock Buzz	Experiential Squared, Inc. (Manager)	298	23.84%
Series Onthethirstyside	Onthethirstyside	Experiential Squared, Inc. (Manager)	394	39.40%
Series Sea Worthy 24	Sea Worthy 24	Experiential Squared, Inc. (Manager)	4,004	53.39%
Series Sing Lady Sing 24	Sing Lady Sing 24	Experiential Squared, Inc. (Manager)	5,733	57.33%
Series Barbie on a Budget 24	Barbie on a Budget 24	Experiential Squared, Inc. (Manager)	1	0.40%
Series Ali Blue 24	Ali Blue 24	Experiential Squared, Inc. (Manager)	2,550	100.00%
Series Deep Trouble 24	Deep Trouble 24	Experiential Squared, Inc. (Manager)	7,000	100.00%
Series Thepartyneverends 24	Thepartyneverends 24	Experiential Squared, Inc. (Manager)	200	100.00%

(1)	Experiential Squared, Inc. or an affiliate holds a promissory note which provides that, at its election, such beneficial owner may convert the outstanding balance of the note into the number of unsold Series Interests in the offering of such Series on the date of conversion. As such, such party is deemed to be the beneficial owner of such unsold Series Interests until such time as the Series is fully subscribed. Notwithstanding the foregoing, as to Series offerings closed on or prior to September 18, 2020, such holders listed above are direct Series Interest Holders as all such promissory notes have been converted in full prior to such date.
(2)	The purchase of membership interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not an investment in the Company as a whole.

107

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As described in the financial statements, the Company has the following transactions involving the issuer or related parties (other than compensation described under “Item 3 – “Compensation of Executive Officers” and “Compensation of Manager”):

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Potential Conflicts of Interest

See “Potential Conflicts of Interest” section above for more information.

ITEM 6. OTHER INFORMATION

None.

ITEM 7. FINANCIAL STATEMENTS

Index to Financial Statements

My Racehorse CA LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024, AND FOR THE YEARS THEN ENDED:

Report of Independent Registered Public Accounting Firm	F-1
Consolidated and Consolidating Balance Sheets	F-3
Consolidated and Consolidating Statements of Operations	F-51
Consolidated and Consolidating Statements of Changes in Members’ Equity/(Deficit)	F-99
Consolidated and Consolidating Statements of Cash Flows	F-147
Notes to the Consolidated and Consolidating Financial Statements	F-195

108

INDEPENDENT AUDITOR’S REPORT

April 16, 2026

To: Experiential Squared, Inc as manager of My Racehorse CA LLC

Re: 2025 and 2024 Financial Statement Audit

We have audited the accompanying consolidated and consolidating financial statements of MY RACEHORSE CA, LLC (a series limited liability company organized in Nevada) (the “Company”), which comprise the balance sheets as of December 31, 2025 and 2024, and the related consolidated and consolidating statements of operations, changes in members’ equity, and cash flows for the calendar year periods ended December 31, 2025 and 2024, and the related notes to such financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

F-1

Opinion

In our opinion, the consolidated and consolidating financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations, changes in members’ equity and its cash flows for the calendar year periods thus ended in accordance with accounting principles generally accepted in the United States of America.

Sincerely,

IndigoSpire CPA, PC

IndigoSpire CPA, PC

San José, CA

April 16, 2026

F-2

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions in series, net of distributions (See Note 6)	147,299	83,657	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(152,362)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Total Members' Equity/(Deficit)	–	(0)	–	–	–	–	(1,734)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(0)	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-3

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(88,001)	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(88,001)	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(88,001)	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,893	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,893	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	180,389	–	–	–	–	–	–
Total Long-term Liabilities	–	180,389	–	–	–	–	–	–

Total Liabilities	–	182,282	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,670,957	264,845	110,544	730,555	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(1,941,240)	(305,037)	(174,824)	(730,555)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(270,283)	(0)	(0)	(0)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(88,001)	$(0)	$(0)	$(0)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-4

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	8,678	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	8,678	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$8,678	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	92,318	27,877	45,000
Subscriptions in series, net of distributions (See Note 6)	11,750	483,671	44,400	470,927	283,931	90,706	967,950	117,533
Retained earnings/(Accumulated deficit)	(11,750)	(483,671)	(44,400)	(470,927)	(283,931)	(174,347)	(995,828)	(162,533)
Total Members' Equity/(Deficit)	–	0	–	–	–	8,678	(0)	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$0	$–	$–	$–	$8,678	$(0)	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-5

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(25,954)	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(25,954)	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$(25,954)	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(522,754)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	(25,954)	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(25,954)	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-6

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,117	26,026	176,000	84,305	188,980	267,068	164,938	459,300
Retained earnings/(Accumulated deficit)	(84,117)	(26,026)	(176,000)	(132,305)	(188,980)	(267,067)	(164,938)	(459,300)
Total Members' Equity/(Deficit)	–	–	–	–	–	0	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$0	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-7

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	153,823	–	–	–	57,086	–	–
Subscriptions in series, net of distributions (See Note 6)	622,200	(77,419)	129,991	176,843	–	74,753	126,676	369,790
Retained earnings/(Accumulated deficit)	(622,200)	(76,404)	(129,991)	(176,843)	(0)	(131,839)	(126,676)	(369,790)
Total Members' Equity/(Deficit)	(0)	0	–	–	(0)	0	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$0	$–	$–	$(0)	$0	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-8

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	27,658	–
Prepaid expense	–	–	–	–	–	–	347	–
Total Current Assets	–	–	–	–	–	–	28,004	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$28,004	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,144	(236,882)	70,877	268,087	71,626	21,121	378,305	(371,994)
Retained earnings/(Accumulated deficit)	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(350,301)	371,994
Total Members' Equity/(Deficit)	–	–	–	–	–	–	28,004	(0)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$28,004	$(0)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-9

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	504,957	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(504,956)	(199,520)	0	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	0	–	0	–	(0)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$0	$–	$(0)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-10

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	475,346	127,231	143,750	141,076	327,772	9,293	7,075	3,824
Retained earnings/(Accumulated deficit)	(475,346)	(127,231)	(150,196)	(141,076)	(327,772)	(9,293)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	0	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-11

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	38,175	–	–	–	–	–
Prepaid expense	–	–	10,080	–	–	–	–	–
Total Current Assets	–	–	48,255	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$48,255	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	7,755	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	7,755	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	7,755	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	198,842	132,253	(1,613,823)	179,649	(22,516)	83,877	31,250	285,395
Retained earnings/(Accumulated deficit)	(198,842)	(132,253)	1,654,323	(179,649)	(70,484)	(83,877)	(31,984)	(285,395)
Total Members' Equity/(Deficit)	(0)	–	40,500	–	0	–	–	(0)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$–	$48,255	$–	$0	$–	$–	$(0)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-12

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	296,128	223,434	151,682	21,628	26,129	240,886	238,466
Retained earnings/(Accumulated deficit)	(355,378)	(296,128)	(223,434)	(151,682)	(21,628)	(26,129)	(240,886)	(238,466)
Total Members' Equity/(Deficit)	–	0	–	0	–	–	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$0	$–	$0	$–	$–	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-13

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,634	83,294	–	–	–	–	66,747	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,613	21,100	20,000	23,850	33,000	136,250	454,720
Retained earnings/(Accumulated deficit)	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	(0)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-14

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	–	–	15,606	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	106,555	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	325,624	158,462	83,956	–	642,618	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(325,624)	(158,462)	(190,511)	(15,606)	(642,618)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	(0)	–	0	(15,606)	0	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$–	$0	$–	$0	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-15

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	431,073	170,755	555,927	23,290	19,775	20,000	386,662
Retained earnings/(Accumulated deficit)	(294,400)	(431,073)	(170,755)	(555,927)	(23,290)	(19,775)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	0	0	–	0	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$0	$–	$0	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-16

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	73,346	–	(208)	–	–	–	–	–
Prepaid expense	700	–	–	–	–	–	–	–
Total Current Assets	74,046	–	(208)	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$74,046	$–	$(208)	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Retained earnings/(Accumulated deficit)	3,456,046	(28,570)	(339,741)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	74,046	–	(208)	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$74,046	$–	$(208)	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-17

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	105,050	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(203,094)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	(0)	–	0	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$(0)	$–	$0	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-18

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	39,490
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	955,354	229,000	84,954	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(106,360)	(995,885)	(955,354)	(229,000)	(111,954)	(16,165)	(361,890)
Total Members' Equity/(Deficit)	–	–	–	0	–	–	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$0	$–	$–	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-19

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	28,359	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	140,927	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Retained earnings/(Accumulated deficit)	(169,286)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	0	–	–	–	–	(0)	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$–	$–	$–	$(0)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-20

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	291,048	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	(0)	–	–	–	–	(0)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(0)	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-21

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	1,996	–	–	–	24,577	–	–
Prepaid expense	–	–	–	–	–	26	–	–
Total Current Assets	–	1,996	–	–	–	24,604	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	16,147	–	–	–	13,300	–	–
Total Non-Current Assets	–	16,147	–	–	–	13,300	–	–

TOTAL ASSETS	$–	$18,143	$–	$–	$–	$37,904	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	82,600	91,598	35,374	47,528	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	308,325	139,827	126,369	147,108	363,071	336,975	–	–
Retained earnings/(Accumulated deficit)	(390,925)	(213,281)	(161,743)	(194,636)	(363,072)	(299,071)	–	–
Total Members' Equity/(Deficit)	0	18,143	0	0	(0)	37,904	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$18,143	$0	$0	$(0)	$37,904	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-22

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	1,714	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(17,685)	–	17,200	–	51,840	8,210	–
Prepaid expense	–	–	–	–	–	174	–	–
Total Current Assets	–	(17,685)	–	17,200	–	53,728	8,210	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	28,196	–	–	–	190,928	42,095	–
Total Non-Current Assets	–	28,196	–	–	–	190,928	42,095	–

TOTAL ASSETS	$–	$10,511	$–	$17,200	$–	$244,655	$50,306	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	92,723	483,856	509,080	362,202	680,310	1,079,160	413,101	907,727
Retained earnings/(Accumulated deficit)	(92,723)	(473,345)	(509,080)	(345,002)	(680,310)	(834,505)	(362,795)	(907,727)
Total Members' Equity/(Deficit)	0	10,510	(0)	17,200	(0)	244,655	50,306	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$10,510	$(0)	$17,200	$(0)	$244,655	$50,306	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-23

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	17,003	126,686	54,636	106,299	41,536	94,135	101,971	58,125
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	17,003	126,686	54,636	106,299	41,536	94,135	101,971	58,125

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	58,427	281,397	132,300	281,850	53,184	189,927	210,415	117,536
Total Non-Current Assets	58,427	281,397	132,300	281,850	53,184	189,927	210,415	117,536

TOTAL ASSETS	$75,430	$408,082	$186,936	$388,150	$94,721	$284,062	$312,385	$185,910

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$(0)	$–	$4,257
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	(0)	–	4,257

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	(0)	–	4,257

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	521,700	1,140,000	632,100	763,800	407,550	790,000	870,000	352,206
Retained earnings/(Accumulated deficit)	(446,269)	(731,918)	(445,164)	(375,651)	(312,829)	(505,938)	(557,615)	(180,802)
Total Members' Equity/(Deficit)	75,431	408,082	186,936	388,150	94,721	284,062	312,385	171,404

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$75,431	$408,082	$186,936	$388,150	$94,721	$284,062	$312,385	$175,660

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-24

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	184,840	121,121	79,760	66,962	56,820	79,746	216,972	116,685
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	184,840	121,121	79,760	66,962	56,820	79,746	216,972	116,685

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	344,158	225,603	125,035	137,148	122,850	118,371	450,406	175,595
Total Non-Current Assets	344,158	225,603	125,035	137,148	122,850	118,371	450,406	175,595

TOTAL ASSETS	$528,999	$346,724	$204,795	$204,109	$179,670	$198,118	$667,379	$292,280

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$23,025	$–	$–	$31,835	$38,715
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	23,025	–	–	31,835	38,715

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	23,025	–	–	31,835	38,715

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	1,093,300	713,700	360,091	371,142	331,488	350,000	1,146,089	471,600
Retained earnings/(Accumulated deficit)	(564,301)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Total Members' Equity/(Deficit)	528,999	346,724	204,795	181,085	179,670	198,118	635,543	253,565

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$528,999	$346,724	$204,795	$204,109	$179,670	$198,118	$667,379	$292,280

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-25

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	175,272	69,701	153,387	127,296	103,844	230,936	101,322	90,060
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	175,272	69,701	153,387	127,296	103,844	230,936	101,322	90,060

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	348,972	47,575	173,250	179,598	269,397	212,528	171,870	170,616
Total Non-Current Assets	348,972	47,575	173,250	179,598	269,397	212,528	171,870	170,616

TOTAL ASSETS	$524,244	$117,276	$326,637	$306,894	$373,241	$443,464	$273,192	$260,676

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$40,082	$2,558	$373,375	$44,640	$252,694	$487,200	$304,088	$91,270
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	40,082	2,558	373,375	44,640	252,694	487,200	304,088	91,270

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	40,082	2,558	373,375	44,640	252,694	487,200	304,088	91,270

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	971,355	212,072	–	394,200	248,157	–	–	317,811
Retained earnings/(Accumulated deficit)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Total Members' Equity/(Deficit)	484,162	114,719	(46,738)	262,254	120,547	(43,736)	(30,895)	169,407

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$524,244	$117,276	$326,637	$306,894	$373,241	$443,464	$273,192	$260,676

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-26

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	1,714
Horse reserve funds receivable from Manager (see Note 4)	171,734	144,868	146,421	117,743	115,647	–	3,391,361
Prepaid expense	–	–	–	–	–	–	11,326
Total Current Assets	171,734	144,868	146,421	117,743	115,647	–	3,404,401

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	1,149,467	263,468	96,250	301,088	317,625	–	7,016,573
Total Non-Current Assets	1,149,467	263,468	96,250	301,088	317,625	–	7,016,573

TOTAL ASSETS	$1,321,201	$408,336	$242,671	$418,830	$433,272	$–	$10,420,974

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$878,499	$465,343	$273,688	$285,097	$246,413	$–	$3,842,776
Accrued expense	–	–	–	–	–	–	9,647
Deferred revenue	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–
Total Current Liabilities	878,499	465,343	273,688	285,097	246,413	–	3,852,423

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	197,728
Total Long-term Liabilities	–	–	–	–	–	–	197,728

Total Liabilities	878,499	465,343	273,688	285,097	246,413	–	4,050,151

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	2,098,779
Subscriptions in series, net of distributions (See Note 6)	839,726	–	–	308,763	356,120	–	44,447,863
Retained earnings/(Accumulated deficit)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(40,175,819)
Total Members' Equity/(Deficit)	442,702	(57,007)	(31,017)	133,733	186,859	–	6,370,823

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$1,321,201	$408,336	$242,671	$418,830	$433,272	$–	$10,420,974

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-27

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions in series, net of distributions (See Note 6)	147,299	83,658	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(152,363)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	(1,734)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-28

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(164,256)	–	–	27,143	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(164,256)	–	–	27,143	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,892	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	27,143	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,892	–	–	27,143	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	520,733	–	–	–	–	–	–
Total Long-term Liabilities	–	520,733	–	–	–	–	–	–

Total Liabilities	–	522,625	–	–	27,143	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,813,083	264,845	110,544	730,557	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(2,499,964)	(305,037)	(174,824)	(730,557)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(686,881)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-29

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	8,786	–	–	–	9,296	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	8,786	–	–	–	9,296	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	9,158	–	–
Total Non-Current Assets	–	–	–	–	–	9,158	–	–

TOTAL ASSETS	$–	$8,786	$–	$–	$–	$18,454	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	8,786	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	8,786	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	8,786	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	62,318	27,877	45,000
Subscriptions in series, net of distributions (See Note 6)	11,750	483,670	44,400	470,927	283,931	94,917	967,950	117,532
Retained earnings/(Accumulated deficit)	(11,750)	(483,670)	(44,400)	(470,927)	(283,931)	(138,781)	(995,827)	(162,532)
Total Members' Equity/(Deficit)	–	–	–	–	–	18,454	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$8,786	$–	$–	$–	$18,454	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-30

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	28,373	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	28,373	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$28,373	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(468,427)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	28,373	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-31

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	1,638
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	4,972	–	37,098
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	4,972	–	38,736

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	70,095
Total Non-Current Assets	–	–	–	–	–	–	–	70,095

TOTAL ASSETS	$–	$–	$–	$–	$–	$4,972	$–	$108,831

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	4,972	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	4,972	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	4,972	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,117	26,026	176,000	84,306	188,981	267,068	164,938	560,520
Retained earnings/(Accumulated deficit)	(84,117)	(26,026)	(176,000)	(132,306)	(188,981)	(267,068)	(164,938)	(451,689)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	108,831

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$4,972	$–	$108,831

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-32

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	5,000	–	–
Horse reserve funds receivable from Manager (see Note 4)	21,585	–	–	–	–	(5,000)	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	21,585	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	73,500	–	–	–	–	–	–	–
Total Non-Current Assets	73,500	–	–	–	–	–	–	–

TOTAL ASSETS	$95,085	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	153,823	–	–	–	57,086	–	–
Subscriptions in series, net of distributions (See Note 6)	622,200	(77,420)	129,991	176,843	–	74,753	126,677	369,790
Retained earnings/(Accumulated deficit)	(527,115)	(76,403)	(129,991)	(176,843)	–	(131,839)	(126,677)	(369,790)
Total Members' Equity/(Deficit)	95,085	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$95,085	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-33

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	347	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	52,933	15,882
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	53,280	15,882

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	37,042	73,270
Total Non-Current Assets	–	–	–	–	–	–	37,042	73,270

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$90,322	$89,152

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,143	(236,882)	70,877	268,087	71,626	21,121	378,304	562,887
Retained earnings/(Accumulated deficit)	(119,143)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(287,982)	(473,735)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	90,322	89,152

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$90,322	$89,152

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-34

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	504,956	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(504,956)	(199,520)	–	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-35

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	12,895	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	12,895	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$12,895	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	12,895	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	12,895	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	12,895	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	475,347	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Retained earnings/(Accumulated deficit)	(475,347)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$12,895	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-36

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	10,080	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	33,512	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	43,592	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$43,592	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	7,754	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	7,754	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	7,754	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	198,842	132,253	(224,978)	179,649	(22,517)	83,877	31,250	285,394
Retained earnings/(Accumulated deficit)	(198,842)	(132,253)	260,816	(179,649)	(70,483)	(83,877)	(31,984)	(285,394)
Total Members' Equity/(Deficit)	–	–	35,838	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$43,592	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-37

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	296,127	223,434	151,682	21,628	26,129	240,885	238,466
Retained earnings/(Accumulated deficit)	(355,378)	(296,127)	(223,434)	(151,682)	(21,628)	(26,129)	(240,885)	(238,466)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-38

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,633	83,294	–	–	–	–	66,747	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,614	21,100	20,000	23,850	33,000	136,250	454,720
Retained earnings/(Accumulated deficit)	(320,633)	(167,908)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-39

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	15,092	–	(2,989)	(6,171)	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	15,092	–	(2,989)	(6,171)	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	28,962	–	12,470	–	–	–	–	–
Total Non-Current Assets	28,962	–	12,470	–	–	–	–	–

TOTAL ASSETS	$44,054	$–	$9,481	$(6,171)	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	–	–	–	23	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	–	–	15,629	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	54,926	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	339,000	158,463	102,055	–	642,618	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(294,946)	(158,463)	(147,499)	(21,801)	(642,618)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	44,054	–	9,482	(21,801)	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$44,054	$–	$9,482	$(6,171)	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-40

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(30,534)	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(30,534)	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$(30,534)	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	434,766	170,755	555,927	23,290	19,776	20,000	386,662
Retained earnings/(Accumulated deficit)	(324,934)	(434,766)	(170,755)	(555,927)	(23,290)	(19,776)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	(30,534)	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-41

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	700	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	157,573	–	35,367	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	158,273	–	35,367	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	6,323	–	37,634	–	–	–	–	–
Total Non-Current Assets	6,323	–	37,634	–	–	–	–	–

TOTAL ASSETS	$164,596	$–	$73,001	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Retained earnings/(Accumulated deficit)	3,546,596	(28,570)	(266,532)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	164,596	–	73,001	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$164,596	$–	$73,001	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-42

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	105,050	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(203,093)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-43

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(96,566)	–	72,219	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(96,566)	–	72,219	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	72,219	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	72,219	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	72,219	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	39,490
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	955,355	229,000	84,955	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(202,926)	(995,885)	(955,355)	(229,000)	(111,955)	(16,165)	(361,890)
Total Members' Equity/(Deficit)	–	(96,566)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-44

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	28,359	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	140,928	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Retained earnings/(Accumulated deficit)	(169,287)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-45

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	291,049	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-46

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	26	–	–
Horse reserve funds receivable from Manager (see Note 4)	9,961	176	–	(2,528)	–	59,472	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	9,961	176	–	(2,528)	–	59,499	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	94,380	67,138	–	55,533	–	55,300	–	–
Total Non-Current Assets	94,380	67,138	–	55,533	–	55,300	–	–

TOTAL ASSETS	$104,341	$67,314	$–	$53,005	$–	$114,799	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	69,400	46,774	35,374	36,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	338,713	154,377	126,370	170,386	363,072	348,750	–	–
Retained earnings/(Accumulated deficit)	(303,772)	(133,837)	(161,744)	(153,381)	(363,072)	(233,951)	–	–
Total Members' Equity/(Deficit)	104,341	67,314	–	53,006	–	114,799	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$104,341	$67,314	$–	$53,006	$–	$114,799	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-47

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	32	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	17,080	36,561	66,286	64,241	103,823	116,227	50,101	182,310
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	17,080	36,561	66,286	64,241	103,854	116,227	50,101	182,310

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	19,264	115,700	158,255	120,583	201,532	396,203	112,317	248,420
Total Non-Current Assets	19,264	115,700	158,255	120,583	201,532	396,203	112,317	248,420

TOTAL ASSETS	$36,345	$152,261	$224,541	$184,824	$305,386	$512,430	$162,418	$430,730

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$231,797	$–	$–	$–	$–
Accrued expense	–	–	–	–	3,622	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	231,797	3,622	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	231,797	3,622	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	111,891	497,988	669,500	83,400	765,000	1,101,600	413,100	1,018,011
Retained earnings/(Accumulated deficit)	(75,546)	(345,727)	(444,959)	(130,373)	(463,236)	(589,170)	(250,682)	(587,281)
Total Members' Equity/(Deficit)	36,345	152,261	224,541	(46,973)	301,764	512,430	162,418	430,730

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$36,345	$152,261	$224,541	$184,824	$305,386	$512,430	$162,418	$430,730

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-48

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	60,819	187,876	137,427	170,837	135,869	167,933	164,216	106,278
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	60,819	187,876	137,427	170,837	135,869	167,933	164,216	106,278

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	152,927	499,313	220,185	312,600	91,601	299,927	332,081	117,536
Total Non-Current Assets	152,927	499,313	220,185	312,600	91,601	299,927	332,081	117,536

TOTAL ASSETS	$213,746	$687,189	$357,612	$483,437	$227,470	$467,860	$496,297	$223,814

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$12,899	$–	$260,922	$–	$92,820	$237,843	$109,654
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	12,899	–	260,922	–	92,820	237,843	109,654

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	12,899	–	260,922		92,820	237,843	109,654

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	521,700	1,140,000	651,300	420,108	415,000	662,099	511,734	208,270
Retained earnings/(Accumulated deficit)	(307,954)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Total Members' Equity/(Deficit)	213,746	674,290	357,612	222,515	227,490	375,040	258,454	114,160

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$213,746	$687,189	$357,612	$483,437	$227,490	$467,860	$496,297	$223,814

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-49

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–
Accounts receivable	–	17,823
Horse reserve funds receivable from Manager (see Note 4)	(12,596)	2,049,599
Prepaid expense	–	–
Total Current Assets	(12,596)	2,067,422

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	566,558	4,585,807
Total Non-Current Assets	566,558	4,585,807

TOTAL ASSETS	$553,962	$6,653,229

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$593,000	$1,538,935
Accrued expense	–	13,268
Deferred revenue	–	–
Distributions payable	–	126,015
Interest payable	–	23
Total Current Liabilities	593,000	1,678,241

Long-term Liabilities:
Long-term debt - related party	–	538,073
Total Long-term Liabilities	–	538,073

Total Liabilities	593,000	2,216,314

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	1,947,597
Subscriptions in series, net of distributions (See Note 6)	–	37,833,878
Retained earnings/(Accumulated deficit)	(39,038)	(35,344,560)
Total Members' Equity/(Deficit)	(39,038)	4,436,915

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$553,962	$6,653,229

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-50

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-51

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$699,234	$–	$–	$–	$–	$–	$–
Cost of revenues	–	(23,802)	–	–	–	–	–	–
Gross Profit/(Loss)	–	675,432	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	87,404	–	–	–	–	–	–
General and administrative	–	14,111	–	–	–	–	–	–
Sales and marketing	–	13,164	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	114,680	–	–	–	–	–	–

Income/(Loss) from Operations	–	560,752	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(2,027)	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(2,027)	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$558,725	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-52

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$–	$–	$–	$–	$11,950	$–	$–
Cost of revenues	–	–	–	–	–	(35,358)	–	–
Gross Profit/(Loss)	–	–	–	–	–	(23,408)	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	9,158	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	3,000	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	12,158	–	–

Income/(Loss) from Operations	–	–	–	–	–	(35,566)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$(35,566)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-53

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane

Revenues	$11,710	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(54,687)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(42,977)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	11,350	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	11,350	–	–	–	–	–	–	–

Income/(Loss) from Operations	(54,327)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(54,327)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-54

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21

Revenues	$–	$–	$–	$–	$–	$–	$–	$4,388
Cost of revenues	–	–	–	–	–	–	–	(23,823)
Gross Profit/(Loss)	–	–	–	–	–	–	–	(19,435)

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	70,095
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	12,725
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	(94,628)
Total Operating Expenses	–	–	–	–	–	–	–	(11,808)

Income/(Loss) from Operations	–	–	–	–	–	–	–	(7,627)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	17
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	17

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$(7,611)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-55

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(19,326)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(19,326)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	33,833	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	4,900	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(39,667)	–	–	–	–	–	–	–
Total Operating Expenses	78,400	–	–	–	–	–	–	–

Income/(Loss) from Operations	(97,726)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	2,642	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	2,642	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(95,085)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-56

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$–	$–	$–	$–	$–	$26,675	$212,588
Cost of revenues	–	–	–	–	–	–	(42,093)	(142,709)
Gross Profit/(Loss)	–	–	–	–	–	–	(15,418)	69,880

Operating Expenses:
Depreciation	–	–	–	–	–	–	37,042	56,440
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	9,857	114,057
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	946,346
Total Operating Expenses	–	–	–	–	–	–	46,899	(775,850)

Income/(Loss) from Operations	–	–	–	–	–	–	(62,317)	845,729

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(62,317)	$845,729

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-57

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-58

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-59

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$–	$–	$1,258,966	$–	$–	$–	$–	$–
Cost of revenues	–	–	(534,054)	–	–	–	–	–
Gross Profit/(Loss)	–	–	724,912	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	251,250	–	–	–	–	–
General and administrative	–	–	380,953	–	–	–	–	–
Sales and marketing	–	–	11,703	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	1,312,500	–	–	–	–	–
Total Operating Expenses	–	–	(668,595)	–	–	–	–	–

Income/(Loss) from Operations	–	–	1,393,507	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$1,393,507	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-60

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-61

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-62

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$–	$–	$10,480	$–	$–	$–	$–	$–
Cost of revenues	(9,300)	–	(38,421)	–	–	–	–	–
Gross Profit/(Loss)	(9,300)	–	(27,941)	–	–	–	–	–

Operating Expenses:
Depreciation	10,361	–	12,470	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	2,400	–	2,600	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	8,618	–	–	–	–	–	–	–
Total Operating Expenses	21,379	–	15,070	–	–	–	–	–

Income/(Loss) from Operations	(30,678)	–	(43,012)	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	6,195	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	6,195	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(30,678)	$–	$(43,012)	$6,195	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-63

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$20,565	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(32,573)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(12,008)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	3,600	(3,693)	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(40,000)	–	–	–	–	–	–	–
Total Operating Expenses	(36,400)	(3,693)	–	–	–	–	–	–

Income/(Loss) from Operations	24,392	3,693	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	6,142	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	6,142	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$30,534	$3,693	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-64

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$–	$–	$6,770	$–	$–	$–	$–	$–
Cost of revenues	(45,568)	–	(31,377)	–	–	–	–	–
Gross Profit/(Loss)	(45,568)	–	(24,607)	–	–	–	–	–

Operating Expenses:
Depreciation	6,323	–	37,634	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	17,315	–	10,968	–	–	–	–	–
Sales and marketing	12,788	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	8,558	–	–	–	–	–	–	–
Total Operating Expenses	44,983	–	48,602	–	–	–	–	–

Income/(Loss) from Operations	(90,551)	–	(73,209)	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(90,551)	$–	$(73,209)	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-65

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-66

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$4,355	$–	$–	$–	$–	$–	$–
Cost of revenues	–	(56,084)	–	–	–	–	–	–
Gross Profit/(Loss)	–	(51,729)	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	1,651	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	1,651	–	–	–	–	–	–

Income/(Loss) from Operations	–	(53,380)	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	149,946	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	149,946	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$96,566	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-67

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-68

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-69

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21

Revenues	$31,341	$26,400	$–	$384	$–	$33,884	$–	$–
Cost of revenues	(40,640)	(52,730)	–	(6,256)	–	(45,652)	–	–
Gross Profit/(Loss)	(9,299)	(26,330)	–	(5,872)	–	(11,768)	–	–

Operating Expenses:
Depreciation	37,950	50,991	–	5,717	–	42,000	–	–
Management charges	1,100	–	–	–	–	–	–	–
General and administrative	4,375	2,124	–	850	–	11,350	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(34,430)	–	–	(28,817)	–	–	–	–
Total Operating Expenses	77,855	53,114	–	35,383	–	53,350	–	–

Income/(Loss) from Operations	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(87,154)	$(79,444)	$–	$(41,255)	$–	$(65,118)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-70

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle

Revenues	$2,638	$32,163	$21,824	$40,537	$–	$48,962	$11,108	$38,219
Cost of revenues	1,707	(60,527)	(39,258)	(57,331)	(9,808)	(82,647)	(41,649)	(105,739)
Gross Profit/(Loss)	4,345	(28,365)	(17,435)	(16,793)	(9,808)	(33,685)	(30,541)	(67,520)

Operating Expenses:
Depreciation	2,970	87,504	109,484	59,956	52,500	205,275	70,222	128,708
Management charges	–	–	–	67,297	–	191	–	280
General and administrative	1,450	11,750	10,950	9,950	5,752	10,009	11,350	9,935
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	17,100	–	(73,613)	60,633	149,014	(3,825)	–	114,000
Total Operating Expenses	21,520	99,254	46,821	197,837	207,266	211,650	81,572	252,924

Income/(Loss) from Operations	(17,175)	(127,619)	(64,256)	(214,630)	(217,074)	(245,335)	(112,113)	(320,445)

Other Income/(Expense):
Debt forgiveness	–	–	135	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	135	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(17,175)	$(127,619)	$(64,121)	$(214,630)	$(217,074)	$(245,335)	$(112,113)	$(320,445)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-71

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23

Revenues	$14,775	$–	$27,130	$22,100	$18,500	$–	$2,906	$2,805
Cost of revenues	(64,624)	(88,483)	(79,368)	(88,504)	(93,145)	(62,833)	(74,830)	(38,545)
Gross Profit/(Loss)	(49,849)	(88,483)	(52,238)	(66,404)	(74,645)	(62,833)	(71,924)	(35,740)

Operating Expenses:
Depreciation	94,500	166,667	87,885	–	38,417	110,000	121,667	–
Management charges	938	–	–	100,154	–	35,081	99,775	39,978
General and administrative	11,780	11,058	11,353	11,500	12,257	10,964	10,969	10,974
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(18,750)	–	–	–	–	–	–	–
Total Operating Expenses	88,846	177,724	99,238	111,653	50,674	156,045	232,411	50,952

Income/(Loss) from Operations	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(138,316)	$(266,208)	$(151,476)	$(178,058)	$(125,319)	$(218,879)	$(304,335)	$(86,692)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-72

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23

Revenues	$–	$8,400	$53,448	$–	$35,520	$750	$–	$438
Cost of revenues	(133,905)	(63,459)	(47,209)	(30,018)	(51,921)	(40,413)	(51,265)	(30,532)
Gross Profit/(Loss)	(133,905)	(55,059)	6,239	(30,018)	(16,401)	(39,663)	(51,265)	(30,095)

Operating Expenses:
Depreciation	252,050	85,572	35,870	39,185	47,250	28,572	100,844	37,555
Management charges	318,091	217,529	118,962	113,160	80,100	76,375	351,924	143,900
General and administrative	8,301	8,817	6,703	7,694	8,067	7,272	6,513	6,486
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(187,084)	–	–	–	–	–	–	–
Total Operating Expenses	391,358	311,917	161,535	160,039	135,417	112,219	459,281	187,941

Income/(Loss) from Operations	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(525,263)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-73

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(55,541)	(22,147)	(17,388)	(20,187)	(14,836)	(8,344)	(6,369)	(16,876)
Gross Profit/(Loss)	(55,541)	(22,147)	(17,388)	(20,187)	(14,836)	(8,344)	(6,369)	(16,876)

Operating Expenses:
Depreciation	123,528	10,175	15,750	16,327	24,491	20,572	10,710	27,519
Management charges	300,351	62,170	10,800	89,040	83,543	13,320	11,016	98,108
General and administrative	7,774	2,862	2,800	6,392	4,740	1,500	2,800	5,901
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	431,653	75,207	29,350	111,759	112,774	35,392	24,526	131,528

Income/(Loss) from Operations	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-74

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total

Revenues	$–	$–	$–	$–	$–	$–	$2,741,908
Cost of revenues	(40,773)	(23,144)	(13,467)	(16,768)	(17,873)	–	(2,942,471)
Gross Profit/(Loss)	(40,773)	(23,144)	(13,467)	(16,768)	(17,873)	–	(200,562)

Operating Expenses:
Depreciation	83,333	15,313	8,750	48,563	28,875	–	2,806,569
Management charges	266,925	15,750	6,000	103,810	117,733	–	3,282,055
General and administrative	5,993	2,800	2,800	5,889	4,780	–	883,377
Sales and marketing	–	–	–	–	–	–	37,656
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	(2,215,910)
Total Operating Expenses	356,251	33,863	17,550	158,262	151,388	–	4,793,747

Income/(Loss) from Operations	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,994,310)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	165,075
Interest expense	–	–	–	–	–	–	(2,027)
Total Other Income/(Expenses)	–	–	–	–	–	–	163,048

Provision for Income Taxes	–	–	–	–	–	–	–

Net Income/(Loss)	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(4,831,262)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-75

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$3,900	$–	$–	$–	$–	$49,930	$–
Cost of revenues	–	(12,627)	–	–	–	–	(55,847)	–
Gross Profit/(Loss)	–	(8,727)	–	–	–	–	(5,917)	–

Operating Expenses:
Depreciation	–	11,055	–	–	–	–	23,452	–
Management charges	–	–	–	–	–	–	4,645	–
General and administrative	–	4,850	–	–	–	–	6,000	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	16,027	–	–	–	–	–	–
Total Operating Expenses	–	31,932	–	–	–	–	34,097	–

Income/(Loss) from Operations	–	(40,659)	–	–	–	–	(40,014)	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(40,639)	$–	$–	$–	$–	$(40,014)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-76

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$837,224	$–	$1,872	$–	$–	$–	$–
Cost of revenues	–	(88,391)	–	(23,497)	(28,977)	–	–	–
Gross Profit/(Loss)	–	748,833	–	(21,625)	(28,977)	–	–	–

Operating Expenses:
Depreciation	–	–	–	28,000	95,685	–	–	–
Management charges	–	243,563	–	–	–	–	–	–
General and administrative	–	22,500	–	4,250	4,335	–	–	–
Sales and marketing	–	16,441	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	44,158	(37,503)	–	–	–
Total Operating Expenses	–	282,504	–	76,408	62,517	–	–	–

Income/(Loss) from Operations	–	466,329	–	(98,033)	(91,494)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(25,390)	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(25,390)	–	–		–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,949)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-77

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$556	$–	$–	$–	$8,350	$600	$3,490
Cost of revenues	–	(15,188)	–	–	–	(22,054)	(41,903)	(30,184)
Gross Profit/(Loss)	–	(14,632)	–	–	–	(13,704)	(41,303)	(26,694)

Operating Expenses:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	560	–	–	–	3,700	4,460	5,251
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	67,991
Total Operating Expenses	–	60,204	–	–	–	27,033	69,952	109,359

Income/(Loss) from Operations	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,255)	$(136,053)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-78

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane

Revenues	$61,305	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(68,621)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(7,316)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	50,806	–	–	–	–	–	–	–
Management charges	2,160	–	–	–	–	–	–	–
General and administrative	7,200	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	60,166	–	–	–	–	–	–	–

Income/(Loss) from Operations	(67,482)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(67,482)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-79

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21

Revenues	$–	$–	$–	$–	$–	$34,215	$–	$67,540
Cost of revenues	–	–	–	–	–	(50,314)	–	(79,753)
Gross Profit/(Loss)	–	–	–	–	–	(16,099)	–	(12,213)

Operating Expenses:
Depreciation	–	–	–	–	–	11,889	–	99,740
Management charges	–	–	–	–	–	3,236	–	–
General and administrative	–	–	–	–	–	7,215	–	7,966
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	(28,995)	–	–
Total Operating Expenses	–	–	–	–	–	(6,655)	–	107,706

Income/(Loss) from Operations	–	–	–	–	–	(9,444)	–	(119,919)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,919)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-80

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$27,375	$18,440	$–	$–	$(80)	$–	$–	$5,042
Cost of revenues	(65,886)	(39,876)	–	–	32,098	(7,624)	–	(9,523)
Gross Profit/(Loss)	(38,511)	(21,436)	–	–	32,018	(7,624)	–	(4,481)

Operating Expenses:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Management charges	–	–	–	–	–	–	–	494
General and administrative	9,050	3,000	–	–	(8,600)	4,800	–	7,068
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	16,207	–	(19,577)
Total Operating Expenses	114,050	3,000	–	–	(70,608)	36,632	–	(12,015)

Income/(Loss) from Operations	(152,561)	(24,436)	–	–	102,626	(44,256)	–	7,534

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	9,793
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	9,793

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-81

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$–	$–	$–	$–	$–	$4,950	$31,365
Cost of revenues	–	–	–	–	–	–	(31,630)	(49,004)
Gross Profit/(Loss)	–	–	–	–	–	–	(26,680)	(17,639)

Operating Expenses:
Depreciation	–	–	–	–	–	–	52,500	103,785
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	6,650	11,246
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	59,150	115,031

Income/(Loss) from Operations	–	–	–	–	–	–	(85,830)	(132,670)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-82

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$49,680	$–	$–	$–	$255	$–	$–	$–
Cost of revenues	(52,321)	–	37,379	–	(24,177)	–	–	–
Gross Profit/(Loss)	(2,641)	–	37,379	–	(23,922)	–	–	–

Operating Expenses:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Management charges	(50)	–	–	–	25	–	–	–
General and administrative	9,070	–	(7,600)	–	10,041	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	69,851	–	–	6,750	(141,943)	–	–	–
Total Operating Expenses	130,148	–	(60,691)	6,750	(131,877)	–	–	–

Income/(Loss) from Operations	(132,789)	–	98,070	(6,750)	(107,955)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	12,055	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	12,055	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(132,789)	$–	$98,070	$(6,750)	$120,000	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-83

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$26,000	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(56,360)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(30,360)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	2,600	–	–	–	–	–	–	–
General and administrative	3,500	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	6,100	–	–	–	–	–	–	–

Income/(Loss) from Operations	(36,460)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-84

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$20,672	$–	$1,170,770	$–	$–	$–	$–	$432
Cost of revenues	(16,840)	–	(410,301)	–	–	–	–	(7,761)
Gross Profit/(Loss)	3,832	–	760,469	–	–	–	–	(7,329)

Operating Expenses:
Depreciation	–	–	14,534	–	–	–	–	10,585
Management charges	2,067	–	117,077	–	–	–	–	72
General and administrative	7,230	–	178,911	–	–	–	–	3,195
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(80,920)	–	–	–	–	–	–	(28,008)
Total Operating Expenses	(71,623)	–	310,522	–	–	–	–	(14,156)

Income/(Loss) from Operations	75,455	–	449,947	–	–	–	–	6,827

Other Income/(Expense):
Debt forgiveness	1,654	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	1,654	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,827

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-85

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$350	$–	$16,357	$–	$–	$–	$1,900
Cost of revenues	–	(23,226)	–	(23,230)	–	–	–	(3,890)
Gross Profit/(Loss)	–	(22,876)	–	(6,873)	–	–	–	(1,990)

Operating Expenses:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Management charges	–	–	–	–	–	–	–	(420)
General and administrative	–	7,700	–	9,134	–	–	–	1,200
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	45,398	–	4,267	–	–	–	40,092
Total Operating Expenses	–	69,636	–	21,735	–	–	–	45,696

Income/(Loss) from Operations	–	(92,512)	–	(28,608)	–	–	–	(47,686)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(92,512)	$–	$(28,608)	$–	$–	$–	$(47,686)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-86

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$–	$–	$–	$–	$–	$–	$1,140	$–
Cost of revenues	–	–	–	–	–	–	(10,117)	–
Gross Profit/(Loss)	–	–	–	–	–	–	(8,977)	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	4,052	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	3,135	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	32,158	–
Total Operating Expenses	–	–	–	–	–	–	39,345	–

Income/(Loss) from Operations	–	–	–	–	–	–	(48,322)	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-87

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$7,524	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(35,432)	–	(39,184)	–	(38,643)	–	–	–
Gross Profit/(Loss)	(27,908)	–	(39,184)	–	(38,643)	–	–	–

Operating Expenses:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Management charges	–	–	–	–	(1,408)	–	–	–
General and administrative	9,092	–	2,500	–	7,450	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	117,721	–	–	–
Total Operating Expenses	60,368	–	19,833	–	185,483	–	–	–

Income/(Loss) from Operations	(88,276)	–	(59,017)	–	(224,126)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-88

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$28,027	$100,670	$–	$2,800	$–	$–	$–	$–
Cost of revenues	(67,553)	(98,912)	–	(26,785)	–	–	–	–
Gross Profit/(Loss)	(39,526)	1,758	–	(23,985)	–	–	–	–

Operating Expenses:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Management charges	2,359	10,067	–	–	–	–	–	–
General and administrative	7,472	39,453	–	6,650	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	(589,742)	–	105,752	–	–	–	–
Total Operating Expenses	36,393	(407,914)	–	150,695	–	–	–	–

Income/(Loss) from Operations	(75,919)	409,672	–	(174,680)	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-89

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$2,376,660	$–	$35,746	$–	$–	$61,748	$–	$–
Cost of revenues	(814,939)	–	(39,784)	–	–	(29,170)	–	–
Gross Profit/(Loss)	1,561,721	–	(4,038)	–	–	32,578	–	–

Operating Expenses:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Management charges	222,637	–	–	–	–	–	–	–
General and administrative	1,252,629	–	9,050	–	–	6,393	–	–
Sales and marketing	1,433	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(3,879,483)	–	–	–	–	(350)	–	–
Total Operating Expenses	(2,305,659)	–	62,600	–	–	19,953	–	–

Income/(Loss) from Operations	3,867,380	–	(66,638)	–	–	12,625	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$3,867,380	$–	$(66,638)	$–	$–	$12,625	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-90

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	(15,737)	–	–	–	–
Gross Profit/(Loss)	–	–	–	(15,737)	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	7,455	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	2,390	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	(4,000)	–	–	–	–
Total Operating Expenses	–	–	–	5,845	–	–	–	–

Income/(Loss) from Operations	–	–	–	(21,582)	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$(21,582)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-91

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$(116,200)	$–	$15,475	$–	$–	$–	$11,060
Cost of revenues	–	(58,660)	–	(85,525)	–	–	–	(38,514)
Gross Profit/(Loss)	–	(174,860)	–	(70,050)	–	–	–	(27,454)

Operating Expenses:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Management charges	–	(11,620)	–	–	–	–	–	–
General and administrative	–	23,499	–	9,050	–	–	–	2,060
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	113,563	–	–	–	–
Total Operating Expenses	–	23,109	–	280,226	–	–	–	42,935

Income/(Loss) from Operations	–	(197,969)	–	(350,276)	–	–	–	(70,389)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(197,969)	$–	$(350,276)	$–	$–	$–	$(70,389)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-92

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$675	$–	$–	$–	$–	$517	$–	$–
Cost of revenues	(23,955)	–	–	–	–	(694)	–	–
Gross Profit/(Loss)	(23,280)	–	–	–	–	(177)	–	–

Operating Expenses:
Depreciation	14,046	–	–	–	–	132	–	–
Management charges	–	–	–	–	–	52	–	–
General and administrative	2,300	–	–	–	–	2,857	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	33,510	–	–	–	–	(11,997)	–	–
Total Operating Expenses	49,856	–	–	–	–	(8,956)	–	–

Income/(Loss) from Operations	(73,136)	–	–	–	–	8,779	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(73,136)	$–	$–	$–	$–	$8,779	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-93

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	147	–	–	–	–	–	–
Gross Profit/(Loss)	–	147	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	9,925	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	4,831	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	(52,687)	–	–	–	–	–	–
Total Operating Expenses	–	(37,931)	–	–	–	–	–	–

Income/(Loss) from Operations	–	38,078	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	3,802	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	3,802	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$41,880	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-94

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21

Revenues	$20,494	$79,560	$–	$2,562	$8,400	$1,185	$–	$–
Cost of revenues	(65,220)	(62,182)	(29,974)	(32,219)	(32,257)	(38,899)	–	–
Gross Profit/(Loss)	(44,726)	17,378	(29,974)	(29,657)	(23,857)	(37,714)	–	–

Operating Expenses:
Depreciation	112,746	50,991	17,188	42,000	40,497	42,000	–	–
Management charges	768	6,795	–	–	33,265	–	–	–
General and administrative	4,651	5,200	5,400	6,350	7,881	9,050	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(51,857)	–	44,674	–	107,029	–	–	–
Total Operating Expenses	66,308	62,986	67,262	48,350	188,671	51,050	–	–

Income/(Loss) from Operations	(111,034)	(45,608)	(97,236)	(78,007)	(212,528)	(88,764)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(111,034)	$(45,608)	$(97,236)	$(78,007)	$(212,528)	$(88,764)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-95

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series The New York Bundle

Revenues	$5,081	$30,829	$6,281	$2,450	$900	$745	$–	$47,507
Cost of revenues	(10,050)	(51,465)	(49,248)	(34,595)	(67,084)	(107,793)	(33,303)	(168,001)
Gross Profit/(Loss)	(4,969)	(20,636)	(42,967)	(32,145)	(66,184)	(107,048)	(33,303)	(120,494)

Operating Expenses:
Depreciation	15,785	87,504	119,438	62,475	126,000	205,275	70,222	138,771
Management charges	–	158	–	18,759	–	247,860	22,496	260,738
General and administrative	4,806	9,104	9,050	9,070	11,450	9,050	11,450	9,688
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	42,622
Total Operating Expenses	20,591	96,766	128,488	90,304	137,450	462,185	104,168	451,818

Income/(Loss) from Operations	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(25,560)	$(117,402)	$(171,455)	$(122,449)	$(203,634)	$(569,233)	$(137,471)	$(572,312)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-96

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23

Revenues	$46,530	$–	$11,600	$–	$–	$–	$–	$–
Cost of revenues	(61,611)	(37,079)	(54,801)	(22,775)	(36,731)	(30,324)	(29,586)	(11,722)
Gross Profit/(Loss)	(15,081)	(37,079)	(43,201)	(22,775)	(36,731)	(30,324)	(29,586)	(11,722)

Operating Expenses:
Depreciation	94,500	76,937	43,470	33,150	23,649	46,576	51,169	12,464
Management charges	–	348,694	202,837	139,268	121,080	207,163	169,525	67,524
General and administrative	11,450	3,000	4,180	2,400	6,050	3,000	3,000	2,400
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	105,950	428,631	250,487	174,818	150,779	256,736	223,694	82,388

Income/(Loss) from Operations	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,060)	(253,280)	(94,110)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(121,031)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,060)	$(253,280)	$(94,110)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-97

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total

Revenues	$–	$5,232,456
Cost of revenues	(11,596)	(3,771,500)
Gross Profit/(Loss)	(11,596)	1,460,956

Operating Expenses:
Depreciation	26,442	3,049,767
Management charges	–	2,444,486
General and administrative	1,000	1,873,373
Sales and marketing	–	17,874
Loss/(Gain) on Disposition of Horses	–	(4,019,294)
Total Operating Expenses	27,442	3,366,207

Income/(Loss) from Operations	(39,038)	(1,905,251)

Other Income/(Expense):
Debt forgiveness	–	27,304
Interest expense	–	(25,390)
Total Other Income/(Expenses)	–	1,914

Provision for Income Taxes	–	–

Net Income/(Loss)	$(39,038)	$(1,903,337)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-98

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$22,500	$24,272	$33,786	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$68,705	$24,272	$33,786	$–	$–	$38,228	$–

Subscriptions in Series
Balance at December 31, 2023	$147,299	$131,531	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,874)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	147,299	83,657	157,908	74,719	8,998	77,255	407,286	125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$147,299	$83,657	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(147,299)	$(111,703)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(407,234)	$(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	(147,299)	(152,362)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(147,299)	$(152,362)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(447,248)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$42,328	$–	$–	$–	$–	$52	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,874)	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	–	(0)	–	–	–	–	(1,734)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(0)	$–	$–	$–	$–	$(1,734)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-99

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$24,527	$–	$40,192	$24,000	$–	$16,469	$48,373	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$24,527	$–	$40,192	$64,280	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2023	$66,401	$1,957,707	$264,845	$128,128	$757,700	$38,000	$726,000	$84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,624)	–	(17,584)	(27,145)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	66,401	1,813,083	264,845	110,544	730,555	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$66,401	$1,670,957	$264,845	$110,544	$730,555	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(90,928)	$(2,940,903)	$(305,037)	$(76,791)	$(639,061)	$(54,469)	$(774,373)	$(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	(90,928)	(2,499,964)	(305,037)	(174,824)	(730,555)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	558,725	–	–	–	–	–	–
Balance at December 31, 2025	$(90,928)	$(1,941,240)	$(305,037)	$(174,824)	$(730,555)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(983,196)	$(0)	$75,337	$118,639	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,624)	–	(17,584)	(27,145)	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	–	(686,881)	(0)	(0)	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	558,725	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(270,283)	$(0)	$(0)	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-100

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$22,500	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	62,318	27,877	45,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	30,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$92,318	$27,877	$45,000

Subscriptions in Series
Balance at December 31, 2023	$11,750	$492,457	$44,400	$470,927	$283,931	$109,571	$967,950	$168,300
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,767)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	11,750	483,671	44,400	470,927	283,931	94,915	967,950	117,533
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$11,750	$483,671	$44,400	$470,927	$283,931	$90,706	$967,950	$117,533

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(11,750)	$(408,835)	$(44,400)	$(470,927)	$(283,931)	$(98,044)	$(884,573)	$(26,480)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	(11,750)	(483,671)	(44,400)	(470,927)	(283,931)	(138,781)	(995,828)	(162,533)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(35,566)	–	–
Balance at December 31, 2025	$(11,750)	$(483,671)	$(44,400)	$(470,927)	$(283,931)	$(174,347)	$(995,828)	$(162,533)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$83,622	$–	$–	$–	$34,027	$83,377	$141,820
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,767)
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	–	0	–	–	–	18,453	(0)	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Contributions by manager	–	–	–	–	–	30,000	–	–
Net income/(loss)	–	–	–	–	–	(35,566)	–	–
Balance at December 31, 2025	$–	$0	$–	$–	$–	$8,678	$(0)	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-101

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2023	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(400,945)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	(468,427)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(54,327)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(522,754)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$95,855	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	28,373	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(54,327)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(25,954)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-102

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$84,117	$26,026	$176,000	$84,305	$188,980	$272,040	$164,938	$594,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	84,117	26,026	176,000	84,305	188,980	267,068	164,938	560,520
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$84,117	$26,026	$176,000	$84,305	$188,980	$267,068	$164,938	$459,300

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(84,117)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(257,623)	$(164,938)	$(331,770)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	(84,117)	(26,026)	(176,000)	(132,305)	(188,980)	(267,067)	(164,938)	(451,689)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	(7,611)
Balance at December 31, 2025	$(84,117)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(267,067)	$(164,938)	$(459,300)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$14,417	$–	$262,230
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	–	–	–	–	–	0	–	108,831
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	(7,611)
Balance at December 31, 2025	$–	$–	$–	$–	$–	$0	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-103

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$87,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	153,823	–	–	–	57,086	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$153,823	$–	$–	$–	$57,086	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$640,000	$(65,486)	$129,991	$176,843	$–	$79,553	$126,676	$391,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,933)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	622,200	(77,419)	129,991	176,843	–	74,753	126,676	369,790
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$622,200	$(77,419)	$129,991	$176,843	$–	$74,753	$126,676	$369,790

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(374,554)	$(51,968)	$(129,991)	$(176,843)	$(102,626)	$(87,583)	$(126,676)	$(387,117)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	(527,115)	(76,404)	(129,991)	(176,843)	(0)	(131,839)	(126,676)	(369,790)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(95,085)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(622,200)	$(76,404)	$(129,991)	$(176,843)	$(0)	$(131,839)	$(126,676)	$(369,790)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$265,446	$(30,454)	$–	$–	$(102,626)	$(8,030)	$–	$3,883
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,933)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	95,085	0	–	–	(0)	0	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(95,085)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(0)	$0	$–	$–	$(0)	$0	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-104

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$12,000	$–	$–	$–	$–	$7,500	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	12,000	–	–	–	–	7,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$382,800	$571,200
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,495)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	107,144	(236,882)	70,877	268,087	71,626	21,121	378,305	562,887
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$378,305	$(371,994)

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(202,155)	$(341,066)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(287,985)	(473,736)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(62,317)	845,729
Balance at December 31, 2025	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(350,301)	$371,994

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$180,645	$230,134
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,495)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	–	–	–	–	–	–	90,320	89,151
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(62,317)	845,729
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$28,004	$(0)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-105

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2023	$580,000	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,043)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	504,957	199,520	–	204,850	44,768	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$504,957	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(372,167)	$(199,520)	$(98,070)	$(198,100)	$(164,778)	$(426,088)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	(504,956)	(199,520)	0	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(504,956)	$(199,520)	$0	$(204,850)	$(44,768)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$207,833	$–	$(98,070)	$6,750	$(120,010)	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,043)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	0	–	0	–	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$0	$–	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-106

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$488,242	$127,231	$143,750	$141,076	$327,772	$9,293	$7,075	$3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	475,346	127,231	143,750	141,076	327,772	9,293	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$475,346	$127,231	$143,750	$141,076	$327,772	$9,293	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(438,886)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,293)	$(7,075)	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	(475,346)	(127,231)	(150,196)	(141,076)	(327,772)	(9,293)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(475,346)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,293)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$49,356	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	0	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-107

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$93,000	$–	$734	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	93,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2023	$209,395	$132,253	$216,100	$179,649	$(22,516)	$83,877	$31,250	$304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,865)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	198,842	132,253	(224,980)	179,649	(22,516)	83,877	31,250	285,395
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$198,842	$132,253	$(1,613,823)	$179,649	$(22,516)	$83,877	$31,250	$285,395

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(275,951)	$(132,253)	$(189,131)	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(292,222)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	(198,842)	(132,253)	260,816	(179,649)	(70,484)	(83,877)	(31,984)	(285,395)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	1,393,507	–	–	–	–	–
Balance at December 31, 2025	$(198,842)	$(132,253)	$1,654,323	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(285,395)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$(66,556)	$–	$26,969	$–	$0	$–	$–	$12,092
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,865)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	(0)	–	35,836	–	0	–	–	(0)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	1,393,507	–	–	–	–	–
Balance at December 31, 2025	$(0)	$–	$40,500	$–	$0	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-108

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$355,378	$304,500	$223,434	$195,825	$21,628	$26,129	$240,886	$309,160
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,372)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	355,378	296,128	223,434	151,682	21,628	26,129	240,886	238,466
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$355,378	$296,128	$223,434	$151,682	$21,628	$26,129	$240,886	$238,466

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(355,378)	$(203,616)	$(223,434)	$(123,074)	$(21,628)	$(26,129)	$(240,886)	$(190,780)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	(355,378)	(296,128)	(223,434)	(151,682)	(21,628)	(26,129)	(240,886)	(238,466)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(355,378)	$(296,128)	$(223,434)	$(151,682)	$(21,628)	$(26,129)	$(240,886)	$(238,466)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$100,884	$–	$72,751	$–	$–	$–	$118,380
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,372)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	–	0	–	0	–	–	–	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$0	$–	$–	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-109

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$16,634	$51,000	$–	$–	$–	$–	$45,000	$55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	16,634	83,294	–	–	–	–	66,747	55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	(0)
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$16,634	$83,294	$–	$–	$–	$–	$66,747	$55,909

Subscriptions in Series
Balance at December 31, 2023	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	304,000	84,613	21,100	20,000	23,850	33,000	136,250	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$136,250	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(154,675)	$(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(202,997)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(32,294)	$–	$–	$–	$–	$30,325	$0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	–	0	–	–	–	–	(0)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	(0)
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$–	$–	$–	$(0)	$(0)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-110

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$1,741	$30,389	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	54,926	–	–	1,741	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	51,629	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$106,555	$–	$–	$1,741	$30,389	$–

Subscriptions in Series
Balance at December 31, 2023	$339,000	$158,462	$120,000	$–	$654,400	$248,880	$95,535	$219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	339,000	158,462	102,055	–	642,618	248,880	95,535	219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$325,624	$158,462	$83,956	$–	$642,618	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(206,670)	$(158,462)	$(88,482)	$(21,801)	$(418,492)	$(250,621)	$(125,924)	$(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	(294,946)	(158,462)	(147,499)	(21,801)	(642,618)	(250,621)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,678)	–	(43,012)	6,195	–	–	–	–
Balance at December 31, 2025	$(325,624)	$(158,462)	$(190,511)	$(15,606)	$(642,618)	$(250,621)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$132,330	$–	$31,518	$(21,801)	$235,908	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	44,054	–	9,481	(21,801)	0	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Contributions by manager	–	–	51,629	–	–	–	–	–
Net income/(loss)	(30,678)	–	(43,012)	6,195	–	–	–	–
Balance at December 31, 2025	$(0)	$–	$0	$(15,606)	$0	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-111

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2023	$294,400	$998,800	$170,755	$640,000	$23,290	$19,775	$20,000	$386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	294,400	434,766	170,755	555,927	23,290	19,775	20,000	386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$294,400	$431,073	$170,755	$555,927	$23,290	$19,775	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(249,015)	$(844,438)	$(170,755)	$(381,247)	$(23,290)	$(19,775)	$(42,953)	$(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	(324,934)	(434,766)	(170,755)	(555,927)	(23,290)	(19,775)	(42,953)	(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	30,534	3,693	–	–	–	–	–	–
Balance at December 31, 2025	$(294,400)	$(431,073)	$(170,755)	$(555,927)	$(23,290)	$(19,775)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$45,385	$154,362	$–	$258,753	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	(30,534)	0	–	0	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	30,534	3,693	–	–	–	–	–	–
Balance at December 31, 2025	$0	$0	$–	$0	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-112

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2023	$572,600	$28,570	$349,350	$34,881	$44,555	$223,500	$40,500	$265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,817)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(3,382,000)	$28,570	$339,533	$34,881	$44,555	$138,110	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(320,783)	$(28,570)	$(199,894)	$(34,881)	$(44,555)	$(150,735)	$(66,479)	$(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	3,546,597	(28,570)	(266,532)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(90,551)	–	(73,209)	–	–	–	–	–
Balance at December 31, 2025	$3,456,046	$(28,570)	$(339,741)	$(34,881)	$(44,555)	$(138,110)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$251,817	$–	$149,456	$–	$–	$72,765	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,817)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	164,597	–	73,001	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(90,551)	–	(73,209)	–	–	–	–	–
Balance at December 31, 2025	$74,046	$–	$(208)	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-113

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$12,000	$75,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	12,000	105,050	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$12,000	$105,050	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$(3,317)	$373,619	$98,606	$(201,336)	$14,000	$11,983	$210,745	$16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,758)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	(3,317)	373,619	98,606	(203,094)	14,000	11,983	210,745	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(3,317)	$373,619	$98,606	$(203,094)	$14,000	$11,983	$210,745	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$3,317	$(373,619)	$(110,606)	$119,626	$(14,000)	$(11,983)	$(210,745)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$3,317	$(373,619)	$(110,606)	$98,044	$(14,000)	$(11,983)	$(210,745)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$(6,710)	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,758)	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	–	–	–	(0)	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$(0)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-114

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$21,600	$–	$–	$–	$–	$27,000	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	21,600	–	–	–	–	27,000	–	39,490
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$21,600	$–	$–	$–	$–	$27,000	$–	$39,490

Subscriptions in Series
Balance at December 31, 2023	$126,000	$106,360	$995,885	$1,030,200	$229,000	$84,954	$16,165	$322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(0)	(74,846)	–	–	0	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	126,000	106,360	995,885	955,354	229,000	84,954	16,165	322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$126,000	$106,360	$995,885	$955,354	$229,000	$84,954	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(147,600)	$(4,956)	$(995,885)	$(605,078)	$(229,000)	$(111,954)	$(16,165)	$(291,501)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	(147,600)	(202,925)	(995,885)	(955,354)	(229,000)	(111,954)	(16,165)	(361,890)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	96,566	–	–	–	–	–	–
Balance at December 31, 2025	$(147,600)	$(106,360)	$(995,885)	$(955,354)	$(229,000)	$(111,954)	$(16,165)	$(361,890)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$101,404	$–	$425,122	$–	$–	$–	$30,899
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,846)	–	–	0	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	–	(96,565)	–	0	–	–	–	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	96,566	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$0	$–	$–	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-115

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	28,359	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$28,359	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2023	$150,000	$135,000	$40,069	$21,569	$(35,487)	$320,400	$242,990	$550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	140,927	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$140,927	$135,000	$40,069	$21,569	$(35,487)	$272,397	$242,990	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(96,150)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(281,176)	$(242,990)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	(169,286)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(169,286)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(272,397)	$(242,990)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$53,850	$–	$–	$–	$–	$39,224	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	0	–	–	–	–	(0)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$–	$–	$–	$(0)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-116

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	36,000	–	99,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2023	$478,235	$310,080	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,032)	–	–	(0)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	478,235	291,048	110,389	261,791	(197,843)	382,204	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$478,235	$291,048	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(478,235)	$(332,929)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(478,235)	$(291,049)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(22,849)	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,032)	–	–	(0)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	–	(0)	–	–	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(0)	$–	$–	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-117

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	69,400	46,774	35,374	36,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	13,200	44,824	–	11,528	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$82,600	$91,598	$35,374	$47,528	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$569,520	$217,500	$130,000	$180,000	$270,354	$348,750	$–	$–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,129)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	338,714	154,377	126,369	170,386	363,071	348,750	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$308,325	$139,827	$126,369	$147,108	$363,071	$336,975	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(192,738)	$(88,229)	$(64,507)	$(75,373)	$(150,543)	$(145,189)	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	(303,772)	(133,837)	(161,743)	(153,380)	(363,072)	(233,953)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–
Balance at December 31, 2025	$(390,925)	$(213,281)	$(161,743)	$(194,636)	$(363,072)	$(299,071)	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$376,782	$129,271	$65,493	$104,627	$119,811	$203,561	$–	$–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,129)	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	104,342	67,314	0	53,006	(0)	114,797	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Contributions by manager	13,200	44,824	–	11,528	–	–	–	–
Net income/(loss)	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–
Balance at December 31, 2025	$0	$18,143	$0	$0	$(0)	$37,904	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-118

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$113,631	$519,286	$669,500	$–	$765,000	$–	$313,147	$–
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,488)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	111,892	497,989	669,500	83,400	765,000	1,101,600	413,101	1,018,012
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$92,723	$483,856	$509,080	$362,202	$680,310	$1,079,160	$413,101	$907,727

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(49,987)	$(228,325)	$(273,504)	$(7,923)	$(259,602)	$(19,937)	$(113,211)	$(14,971)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	(75,547)	(345,727)	(444,959)	(130,372)	(463,236)	(589,170)	(250,682)	(587,283)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(17,175)	(127,619)	(64,121)	(214,630)	(217,074)	(245,335)	(112,113)	(320,444)
Balance at December 31, 2025	$(92,723)	$(473,345)	$(509,080)	$(345,002)	$(680,310)	$(834,505)	$(362,795)	$(907,727)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$63,644	$290,961	$395,996	$(7,923)	$505,398	$(19,937)	$199,936	$(14,971)
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,488)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	36,345	152,262	224,541	(46,972)	301,764	512,430	162,419	430,729
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(17,175)	(127,619)	(64,121)	(214,630)	(217,074)	(245,335)	(112,113)	(320,444)
Balance at December 31, 2025	$0	$10,510	$(0)	$17,200	$(0)	$244,655	$50,306	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-119

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$555,000	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	1,140,000	660,000	420,108	415,000	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	521,700	1,140,000	651,300	420,108	415,000	662,099	511,734	208,270
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$521,700	$1,140,000	$632,100	$763,800	$407,550	$790,000	$870,000	$352,206

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(186,922)	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Balance at December 31, 2024	(307,953)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)
Balance at December 31, 2025	$(446,269)	$(731,918)	$(445,164)	$(375,650)	$(312,829)	$(505,938)	$(557,614)	$(180,803)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$368,078	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	1,140,000	660,000	420,108	415,000	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Balance at December 31, 2024	213,747	674,290	357,612	222,515	227,490	375,040	258,455	114,160
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)
Balance at December 31, 2025	$75,431	$408,082	$186,936	$388,150	$94,721	$284,062	$312,386	$171,403

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-120

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	MRH Restless Rider 23	MRH Stirred 23
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$1,093,300	$713,700	$360,091	$371,142	$331,488	$350,000	$1,146,089	$471,600

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,038)
Balance at December 31, 2024	(39,038)	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Balance at December 31, 2025	$(564,301)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,038)	–	–	–	–	–	–	–
Balance at December 31, 2024	(39,038)	–	–	–	–	–	–	–
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Balance at December 31, 2025	$528,999	$346,724	$204,795	$181,085	$179,670	$198,118	$635,543	$253,565

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-121

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series MRH Absolution 100%	Series Divine Mercy 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$971,355	$212,072	$–	$394,200	$248,157	$–	$–	$317,811

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Balance at December 31, 2025	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Balance at December 31, 2025	$484,162	$114,719	$(46,738)	$262,254	$120,547	$(43,736)	$(30,895)	$169,407

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-122

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series MRH Paddock Buzz 100%	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$1,191,866
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	755,732
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	1,947,598
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	151,181
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$2,098,779

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$37,777,432
Subscriptions received in horse series	–	–	–	–	–	–	6,598,159
Distributions from horse series	–	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	37,833,877
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2025	$839,726	$–	$–	$308,763	$356,120	$–	$44,447,863

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$(33,441,223)
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)							(1,903,336)
Balance at December 31, 2024	–	–	–	–	–	–	(35,334,559)
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,831,263)
Balance at December 31, 2025	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(40,175,822)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$5,528,075
Subscriptions received in horse series	–	–	–	–	–	–	6,598,159
Distributions from horse series	–	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	–	755,732
Net income/(loss)	–	–	–	–	–	–	(1,903,336)
Balance at December 31, 2024	–	–	–	–	–	–	4,436,916
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Contributions by manager	–	–	–	–	–	–	151,181
Net income/(loss)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,831,263)
Balance at December 31, 2025	$442,702	$(57,007)	$(31,017)	$133,733	$186,859	$–	$6,370,820

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-123

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$24,272	$33,786	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	22,500	24,272	33,786	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$68,705	$24,272	$33,786	$–	$–	$38,228	$–

Subscriptions in Series
Balance at December 31, 2022	$147,299	$135,000	$157,908	$74,719	$8,998	$77,255	$421,566	$200,850
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,470)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	147,299	131,530	157,908	74,719	8,998	77,255	407,286	125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$147,299	$83,658	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,299)	$(52,782)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(325,394)	$(76,777)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	(147,299)	(111,704)	(182,180)	(108,505)	(8,998)	(77,255)	(407,234)	(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$(147,299)	$(152,363)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(447,248)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$82,218	$–	$–	$–	$–	$96,172	$124,073
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,470)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	–	42,326	–	–	–	–	52	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$(1,734)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-124

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$24,527	$–	$40,192	$–	$–	$16,469	$48,373	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	24,527	–	40,192	24,000	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$24,527	$–	$40,192	$64,280	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2022	$66,401	$2,099,833	$264,845	$130,000	$794,100	$38,000	$726,000	$84,467
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,871)	(36,400)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	66,401	1,957,708	264,845	128,129	757,700	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	(27,143)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$66,401	$1,813,083	$264,845	$110,544	$730,557	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(90,928)	$(3,161,443)	$(305,037)	$(25,415)	$(453,667)	$(54,469)	$(774,373)	$(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	220,540	–	(51,376)	(185,396)	–	–	–
Balance at December 31, 2023	(90,928)	(2,940,903)	(305,037)	(76,791)	(639,063)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	$(90,928)	$(2,499,964)	$(305,037)	$(174,824)	$(730,557)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$(1,061,610)	$–	$104,585	$340,433	$–	$–	$–
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,871)	(36,400)	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	220,540	–	(51,376)	(185,396)	–	–	–
Balance at December 31, 2023	–	(983,195)	–	75,338	118,637	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	(27,143)	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	$–	$(686,881)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-125

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	22,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$62,318	$27,877	$45,000

Subscriptions in Series
Balance at December 31, 2022	$11,750	$494,700	$44,400	$470,927	$283,931	$110,111	$1,170,000	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,245)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	11,750	492,455	44,400	470,927	283,931	109,571	967,950	168,300
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,785)	–	–	–	(14,654)	–	(50,768)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$11,750	$483,670	$44,400	$470,927	$283,931	$94,917	$967,950	$117,532

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(11,750)	$(273,773)	$(44,400)	$(470,927)	$(283,931)	$(46,572)	$(603,290)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,472)	(281,282)	(26,479)
Balance at December 31, 2023	(11,750)	(408,834)	(44,400)	(470,927)	(283,931)	(98,044)	(884,572)	(26,479)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	$(11,750)	$(483,670)	$(44,400)	$(470,927)	$(283,931)	$(138,781)	$(995,827)	$(162,532)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$220,927	$–	$–	$–	$63,539	$566,710	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,245)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,472)	(281,282)	(26,479)
Balance at December 31, 2023	–	83,621	–	–	–	34,027	83,378	141,821
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,785)	–	–	–	(14,654)	–	(50,768)
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$18,454	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-126

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2022	$510,000	$58,960	$505,563	$686,309	$46,629	$457,099	$106,872	$39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(258)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(275,801)	$(128,175)	$(316,514)	$(686,309)	$(46,629)	$(300,382)	$(106,872)	$(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	(400,945)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(468,427)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$234,199	$(69,215)	$189,049	$–	$–	$156,717	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(258)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	95,855	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-127

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$101,250	$26,026	$176,000	$110,840	$197,798	$289,860	$250,000	$243,639
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,534)	(8,817)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	84,117	26,026	176,000	84,306	188,981	272,040	164,938	594,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$84,117	$26,026	$176,000	$84,306	$188,981	$267,068	$164,938	$560,520

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(52,683)	$(26,026)	$(166,774)	$(95,714)	$(132,253)	$(179,268)	$(77,962)	$(102,745)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	(84,117)	(26,026)	(176,000)	(132,306)	(188,981)	(257,624)	(164,938)	(331,770)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	$(84,117)	$(26,026)	$(176,000)	$(132,306)	$(188,981)	$(267,068)	$(164,938)	$(451,689)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$48,567	$–	$9,226	$63,126	$65,545	$110,592	$172,038	$140,894
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,534)	(8,817)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	–	–	–	–	–	14,416	–	262,230
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$108,831

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-128

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$72,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	87,000	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$153,823	$–	$–	$–	$57,086	$–	$–

Subscriptions in Series							$8,036
Balance at December 31, 2022	$495,425	$(38,426)	$137,137	$240,300	$–	$79,553	$144,402	$469,700
Subscriptions received in horse series	144,575	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,725)	(78,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	640,000	(65,486)	129,991	176,843	–	79,553	126,677	391,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$622,200	$(77,420)	$129,991	$176,843	$–	$74,753	$126,677	$369,790

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(166,274)	$(27,241)	$(162,199)	$(102,629)	$(41,095)	$(32,032)	$(160,610)	$(406,855)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	(374,554)	(51,967)	(129,991)	(176,843)	(102,626)	(87,583)	(126,677)	(387,117)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$(527,115)	$(76,403)	$(129,991)	$(176,843)	$–	$(131,839)	$(126,677)	$(369,790)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$329,151	$6,333	$(25,062)	$137,671	$(41,095)	$47,521	$(16,208)	$62,845
Subscriptions received in horse series	144,575	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,725)	(78,700)
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	265,446	(30,453)	–	–	(102,626)	(8,030)	–	3,883
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$95,085	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-129

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	12,000	–	–	–	–	7,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$155,000	$(236,882)	$70,877	$268,087	$90,729	$144,965	$–	$–
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,857)	–	–	–	(18,982)	(123,844)	(7,700)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	107,143	(236,882)	70,877	268,087	71,626	21,121	382,800	571,200
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$107,143	$(236,882)	$70,877	$268,087	$71,626	$21,121	$378,304	$562,887

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(80,096)	$236,882	$(70,877)	$(268,087)	$(48,617)	$(48,054)	$(26,746)	$(44,863)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	(119,143)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(202,152)	(341,065)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$(119,143)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(287,982)	$(473,735)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$74,904	$–	$–	$–	$42,112	$96,911	$(26,746)	$(44,863)
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,857)	–	–	–	(18,982)	(123,844)	(7,700)	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	–	–	–	–	–	–	180,648	230,135
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$90,322	$89,152

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-130

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2022	$580,000	$199,520	$–	$307,333	$73,379	$426,088	$20,025	$26,000
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	580,000	199,520	–	204,850	44,768	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$504,956	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(211,801)	$(199,520)	$(26,162)	$(115,681)	$(134,644)	$(426,088)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	(372,167)	(199,520)	(98,070)	(198,100)	(164,778)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$(504,956)	$(199,520)	$–	$(204,850)	$(44,768)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$368,199	$–	$(26,162)	$191,652	$(61,265)	$–	$–	$–
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	207,833	–	(98,070)	6,750	(120,010)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-131

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$526,222	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	488,242	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$475,347	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(481,911)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	(438,887)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(475,347)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$44,311	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	49,355	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-132

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$48,000	$–	$734	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	93,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2022	$209,395	$132,253	$275,520	$179,649	$62,858	$83,877	$31,250	$304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,375)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	209,395	132,253	216,100	179,649	(22,517)	83,877	31,250	304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$198,842	$132,253	$(224,978)	$179,649	$(22,517)	$83,877	$31,250	$285,394

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(216,261)	$(132,253)	$(156,849)	$(179,649)	$(61,250)	$(83,877)	$(31,984)	$(200,029)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(275,951)	(132,253)	(189,131)	(179,649)	(70,483)	(83,877)	(31,984)	(292,221)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	$(198,842)	$(132,253)	$260,816	$(179,649)	$(70,483)	$(83,877)	$(31,984)	$(285,394)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(6,866)	$–	$118,671	$–	$49,608	$–	$–	$104,285
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,375)	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(66,556)	–	26,969	–	–	–	–	12,093
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	$–	$–	$35,838	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-133

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$355,378	$304,500	$223,434	$214,925	$21,628	$26,129	$271,291	$330,000
Subscriptions received in horse series	–	–	–	–	–	–	(412)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	355,378	304,500	223,434	195,825	21,628	26,129	240,885	309,160
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$355,378	$296,127	$223,434	$151,682	$21,628	$26,129	$240,885	$238,466

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(355,378)	$(120,177)	$(223,434)	$(84,342)	$(21,628)	$(26,129)	$(176,995)	$(119,121)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,732)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	(355,378)	(203,615)	(223,434)	(123,074)	(21,628)	(26,129)	(240,885)	(190,780)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$(355,378)	$(296,127)	$(223,434)	$(151,682)	$(21,628)	$(26,129)	$(240,885)	$(238,466)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$184,323	$–	$130,583	$–	$–	$94,296	$210,879
Subscriptions received in horse series	–	–	–	–	–	–	(412)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,732)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	–	100,885	–	72,751	–	–	–	118,380
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-134

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$36,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	16,633	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	16,633	51,000	–	–	–	–	45,000	55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$16,633	$83,294	$–	$–	$–	$–	$66,747	$55,909

Subscriptions in Series
Balance at December 31, 2022	$304,000	$103,963	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,349)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	304,000	84,614	21,100	20,000	23,850	33,000	140,000	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$304,000	$84,614	$21,100	$20,000	$23,850	$33,000	$136,250	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(307,739)	$(81,625)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(81,781)	$(471,685)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	(320,633)	(167,908)	(21,100)	(20,000)	(23,850)	(33,000)	(154,675)	(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$(320,633)	$(167,908)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(202,997)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(3,739)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,349)	–	–	–	–	–	–
Contributions by manager	16,633	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	–	(32,294)	–	–	–	–	30,325	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-135

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$1,740	$30,389	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	1,740	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$54,926	$–	$–	$1,740	$30,389	$–

Subscriptions in Series
Balance at December 31, 2022	$152,324	$179,064	$54,000	$–	$528,409	$248,880	$95,535	$219,885
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,601)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	339,000	158,463	120,000	–	654,400	248,880	95,535	219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$339,000	$158,463	$102,055	$–	$642,618	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(74,563)	$(126,243)	$(18,705)	$(21,800)	$(193,010)	$(250,620)	$(125,924)	$(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	(206,670)	(158,463)	(88,483)	(21,800)	(418,492)	(250,620)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$(294,946)	$(158,463)	$(147,500)	$(21,800)	$(642,618)	$(250,620)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$77,761	$52,821	$35,295	$(21,800)	$335,399	$–	$–	$–
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,601)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	132,330	–	31,517	(21,800)	235,908	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$44,054	$–	$9,481	$(21,800)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-136

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2022	$357,900	$998,800	$233,910	$563,072	$23,290	$19,776	$20,000	$418,346
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	294,400	998,800	170,755	640,000	23,290	19,776	20,000	386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$294,400	$434,766	$170,755	$555,927	$23,290	$19,776	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(218,755)	$(552,016)	$(148,393)	$(179,690)	$(23,290)	$(19,776)	$(42,953)	$(291,132)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	(249,015)	(844,438)	(170,755)	(381,247)	(23,290)	(19,776)	(42,953)	(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(324,934)	$(434,766)	$(170,755)	$(555,927)	$(23,290)	$(19,776)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$139,145	$446,784	$85,517	$383,382	$–	$–	$–	$127,214
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	45,385	154,362	–	258,753	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-137

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2022	$635,000	$28,570	$289,481	$34,881	$44,555	$242,070	$40,500	$265,079
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	572,600	28,570	349,350	34,881	44,555	223,500	40,500	265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,382,000)	$28,570	$339,533	$34,881	$44,555	$138,110	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(217,769)	$(28,570)	$(95,240)	$(34,881)	$(44,555)	$(93,935)	$(66,479)	$(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	(320,784)	(28,570)	(199,894)	(34,881)	(44,555)	(150,735)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$3,546,596	$(28,570)	$(266,532)	$(34,881)	$(44,555)	$(138,110)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$417,231	$–	$194,241	$–	$–	$148,135	$–	$–
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	251,816	–	149,456	–	–	72,765	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$164,596	$–	$73,000	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-138

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$12,000	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	12,000	75,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$12,000	$105,050	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$(3,317)	$373,619	$98,606	$(200,712)	$14,000	$11,983	$212,995	$16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,249)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	(3,317)	373,619	98,606	(201,336)	14,000	11,983	210,746	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,317)	$373,619	$98,606	$(203,093)	$14,000	$11,983	$210,746	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$3,317	$(373,619)	$(110,606)	$186,251	$(14,000)	$(11,983)	$(218,945)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	3,317	(373,619)	(110,606)	119,625	(14,000)	(11,983)	(210,746)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	$3,317	$(373,619)	$(110,606)	$98,043	$(14,000)	$(11,983)	$(210,746)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$33,539	$–	$–	$(5,950)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,249)	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	–	–	–	(6,711)	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-139

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$21,600	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	21,600	–	–	–	–	27,000	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$21,600	$–	$–	$–	$–	$27,000	$–	$39,490

Subscriptions in Series
Balance at December 31, 2022	$126,000	$106,360	$995,885	$–	$229,000	$93,000	$29,679	$322,400
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,045)	(13,514)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	126,000	106,360	995,885	1,030,200	229,000	84,955	16,165	322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$126,000	$106,360	$995,885	$955,355	$229,000	$84,955	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,600)	$(25,877)	$(995,885)	$(80,843)	$(227,620)	$(49,781)	$(15,768)	$(166,048)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	(147,600)	(4,957)	(995,885)	(605,079)	(229,000)	(111,955)	(16,165)	(291,501)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	$(147,600)	$(202,926)	$(995,885)	$(955,355)	$(229,000)	$(111,955)	$(16,165)	$(361,890)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$80,483	$–	$(80,843)	$1,380	$43,219	$13,911	$156,352
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,045)	(13,514)	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	–	101,403	–	425,121	–	–	–	30,899
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	$–	$(96,566)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-140

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,359	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2022	$52,500	$135,000	$40,069	$21,569	$(35,487)	$338,880	$281,700	$550,381
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,709)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	150,000	135,000	40,069	21,569	(35,487)	320,400	242,991	550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,072)	–	–	–	–	(48,003)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$140,928	$135,000	$40,069	$21,569	$(35,487)	$272,397	$242,991	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(21,774)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(210,823)	$(173,701)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	(96,151)	(142,724)	(40,069)	(21,569)	35,487	(281,176)	(242,991)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	$(169,287)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(272,397)	$(242,991)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$30,726	$–	$–	$–	$–	$128,057	$107,999	$–
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,709)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	53,849	–	–	–	–	39,224	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,072)	–	–	–	–	(48,003)	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-141

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$36,000	$–	$84,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	36,000	–	99,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2022	$530,400	$355,520	$110,389	$261,791	$(117,343)	$448,440	$25,194	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	478,235	310,079	110,389	261,791	(197,843)	382,204	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$478,235	$291,048	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(288,023)	$(254,089)	$(146,389)	$(261,791)	$59,135	$(292,242)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	(478,235)	(332,928)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	$(478,235)	$(291,048)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$242,377	$101,431	$–	$–	$25,792	$156,198	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	–	(22,849)	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-142

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$69,400	$46,774	$35,374	$36,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,807)	(63,124)	(3,631)	(9,615)	(55,128)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$338,713	$154,377	$126,370	$170,385	$363,072	$348,750	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Balance at December 31, 2023	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	$(303,772)	$(133,837)	$(161,744)	$(153,380)	$(363,072)	$(233,953)	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Balance at December 31, 2023	376,782	129,272	65,493	104,627	119,811	203,561	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,807)	(63,124)	(3,631)	(9,615)	(55,128)	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	$104,341	$67,314	$–	$53,005	$–	$114,797	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-143

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	113,630	519,285	669,500	–	765,000	–	313,146	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	113,630	519,285	669,500	–	765,000	–	313,146	–
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,489)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$111,891	$497,988	$669,500	$83,400	$765,000	$1,101,600	$413,100	$1,018,011

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Balance at December 31, 2023	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	$(75,546)	$(345,727)	$(444,959)	$(130,372)	$(463,236)	$(589,170)	$(250,682)	$(587,281)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	113,630	519,285	669,500	–	765,000	–	313,146	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Balance at December 31, 2023	63,644	290,960	395,996	(7,923)	505,398	(19,937)	199,935	(14,969)
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,489)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	$36,345	$152,261	$224,541	$(46,972)	$301,764	$512,430	$162,418	$430,730

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-144

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	555,000	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	555,000	–	–	–	–	–	–	–
Subscriptions received in horse series	–	1,140,000	660,528	420,108	416,992	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$521,700	$1,140,000	$651,828	$420,108	$416,992	$662,099	$511,734	$208,270

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(186,922)	–	–	–	–	–	–	–
Balance at December 31, 2023	(186,922)	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Balance at December 31, 2024	$(307,953)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,059)	$(253,280)	$(94,110)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	555,000	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(186,922)	–	(383)	–	–	–	–	–
Balance at December 31, 2023	368,078	–	(383)	–	–	–	–	–
Subscriptions received in horse series	–	1,140,000	660,528	420,108	416,992	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Balance at December 31, 2024	$213,747	$674,290	$357,757	$222,515	$229,482	$375,040	$258,454	$114,160

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-145

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$841,825
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	350,042
Net income/(loss)	–	–
Balance at December 31, 2023	–	1,191,867
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	755,731
Net income/(loss)	–	–
Balance at December 31, 2024	$–	$1,947,598

Subscriptions in Series
Balance at December 31, 2022	$–	$32,004,417
Subscriptions received in horse series	–	8,022,546
Distributions from horse series	–	(2,249,531)
Contributions by manager	–	–
Net income/(loss)	–	–
Balance at December 31, 2023	–	37,777,432
Subscriptions received in horse series	–	6,600,679
Distributions from horse series	–	(6,541,715)
Contributions by manager	–	–
Net income/(loss)	–	–
Balance at December 31, 2024	$–	$37,836,396

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$(25,590,820)
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	–
Net income/(loss)	–	(7,850,403)
Balance at December 31, 2023	–	(33,441,223)
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	–
Net income/(loss)	(39,038)	(1,903,336)
Balance at December 31, 2024	$(39,038)	$(35,344,559)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$7,255,422
Subscriptions received in horse series	–	8,022,546
Distributions from horse series	–	(2,249,531)
Contributions by manager	–	350,042
Net income/(loss)	–	(7,850,786)
Balance at December 31, 2023	–	5,527,693
Subscriptions received in horse series	–	6,600,679
Distributions from horse series	–	(6,541,715)
Contributions by manager	–	755,731
Net income/(loss)	(39,038)	(1,903,336)
Balance at December 31, 2024	$(39,038)	$4,439,052

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-146

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-147

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$558,725	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	558,725	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Payment of distributions	–	–	–	–	(27,143)	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(340,345)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(76,254)	–	–	27,143	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(558,725)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-148

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$(35,566)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	9,158	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	(26,408)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Payment of distributions	–	(8,786)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	30,000	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	8,786	–	–	–	617	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	26,408	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-149

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(54,327)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(54,327)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	54,327	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	54,327	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-150

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$(7,611)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	70,095
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(94,628)
Gain on debt forgiveness	–	–	–	–	–	–	–	17
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	1,638
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	(30,489)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	94,628
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	94,628

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Payment of distributions	–	–	–	–	–	(4,972)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	4,972	–	37,081
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	(64,139)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-151

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(95,085)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	33,833	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	39,667	–	–	–	–	–	–	–
Gain on debt forgiveness	2,642	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	5,000	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(18,943)	–	–	–	–	5,000	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	18,943	–	–	–	–	(5,000)	–	–
Net Cash Provided by/(Used in) Financing Activities	18,943	–	–	–	–	(5,000)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-152

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(62,317)	$845,729
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	37,042	56,440
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(946,346)
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	347	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	(347)	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	(25,274)	(44,177)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	16,830
Proceeds from horse disposition	–	–	–	–	–	–	–	946,346
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	963,176

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	25,275	15,882
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	25,275	(918,999)

Net Change in Cash	–	–	–	–	–	–	1	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$1	$–
	–	–	–	–	–	–	(1)	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-153

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(6,750)	–	–	–	–
Disposition of horse assets	–	–	–		–	–	–	–
Proceeds from horse disposition	–	–	–	6,750	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-154

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	(12,895)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	12,895	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-155

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$1,393,507	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	(1,312,500)	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	10,080	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	(10,080)	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	81,007	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	1,312,500	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	1,312,500	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	(4,664)	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	(1,393,507)	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-156

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-157

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	(0)
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	(0)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-158

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(30,678)	$–	$(43,012)	$6,195	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	10,361	–	12,470	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	8,618	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	6,195	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	(23)	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,700)	–	(30,541)	12,366	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	9,983	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	9,983	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	51,629	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	15,093	–	(2,990)	(12,366)	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	1,717	–	30,541	(12,366)	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-159

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$30,534	$3,693	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	(40,000)	–	–	–	–	–	–	–
Gain on debt forgiveness	6,142	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(3,324)	3,693	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	40,000	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	40,000	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(36,676)	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	(36,676)	(3,693)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-160

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$(90,551)	$–	$(73,209)	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	6,323	–	37,634	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	8,558	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	700	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	(700)	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(75,671)	–	(35,575)	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	(8,558)	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(8,558)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	84,229	–	35,575	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	84,229	–	35,575	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-161

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-162

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$96,566	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	149,946	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	246,511	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	(72,219)	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(246,511)	–	72,219	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(246,511)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-163

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-164

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-165

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(87,154)	$(79,444)	$–	$(41,255)	$–	$(65,118)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	37,950	50,991	–	5,717	–	42,000	–	–
Loss/(gain) on disposal of horse ownership	34,430	–	–	28,817	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	25	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	(26)	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(14,774)	(28,453)	–	(6,722)	–	(23,120)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	22,000	–	–	21,000	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	22,000	–	–	21,000	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	13,200	44,824	–	11,528	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	9,962	(1,820)	–	(2,528)	–	34,895	–	–
Net Cash Provided by/(Used in) Financing Activities	(7,226)	28,453	–	(14,278)	–	23,120	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-166

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$(17,175)	$(127,619)	$(64,121)	$(214,630)	$(217,074)	$(245,335)	$(112,113)	$(320,444)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	2,970	87,504	109,484	59,956	52,500	205,275	70,222	128,708
Loss/(gain) on disposal of horse ownership	17,100	–	(73,613)	60,633	149,014	(3,825)	–	114,000
Gain on debt forgiveness	–	–	135	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	32	(1,714)	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	(174)	–	–
Change in accrued expense	–	–	–	–	(3,622)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	2,895	(40,115)	(28,115)	(94,041)	(19,150)	(45,772)	(41,891)	(77,736)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	101
Proceeds from horse disposition	(806)	–	122,384	(6)	18	3,825	–	5,610
Net Cash Provided by/(Used in) Investing Activities	(806)	–	122,384	(6)	18	3,825	–	5,711

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	17,080	54,248	66,151	(184,755)	103,822	64,387	41,891	182,310
Net Cash Provided by/(Used in) Financing Activities	(2,089)	40,115	(94,269)	94,047	19,132	41,947	41,891	72,025

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-167

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(138,316)	$(266,208)	$(151,476)	$(178,058)	$(125,319)	$(218,879)	$(304,335)	$(86,692)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	94,500	166,667	87,885	–	38,417	110,000	121,667	–
Loss/(gain) on disposal of horse ownership	(18,750)	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(62,566)	(99,541)	(63,591)	(178,058)	(86,902)	(108,879)	(182,668)	(86,692)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	51,250	–	30,750	–	–	–	–
Proceeds from horse disposition	18,750	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	18,750	51,250	–	30,750	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	43,817	48,291	82,791	(196,385)	94,352	(19,022)	(175,598)	(57,243)
Net Cash Provided by/(Used in) Financing Activities	43,817	48,291	63,591	147,307	86,902	108,879	182,668	86,693

Net Change in Cash	1	–	–	(1)	–	–	–	1

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$1	$–	$–	$(1)	$–	$–	$–	$1
	(1)	–	–	1	–	–	–	(1)
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-168

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(525,263)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	252,050	85,572	35,870	39,185	47,250	28,572	100,844	37,555
Loss/(gain) on disposal of horse ownership	(187,084)	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(460,297)	(281,404)	(119,426)	(150,872)	(104,568)	(123,310)	(409,702)	(180,480)

Cash Flows From Investing Activities
Purchase of horse assets	(29,650)	(311,175)	(160,905)	(176,333)	(170,100)	(146,944)	(551,250)	(213,150)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	187,084	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	157,434	(311,175)	(160,905)	(176,333)	(170,100)	(146,944)	(551,250)	(213,150)

Cash Flows From Financing Activities
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(790,436)	(121,121)	(79,760)	(43,937)	(56,820)	(79,746)	(185,137)	(77,970)
Net Cash Provided by/(Used in) Financing Activities	302,864	592,579	280,331	327,205	274,668	270,254	960,952	393,630

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-169

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
Cash Flows From Operating Activities
Net Income/(Loss)	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	123,528	10,175	15,750	16,327	24,491	20,572	10,710	27,519
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(363,666)	(87,178)	(30,988)	(115,619)	(103,119)	(23,164)	(20,185)	(120,885)

Cash Flows From Investing Activities
Purchase of horse assets	(472,500)	(57,750)	(189,000)	(195,925)	(293,888)	(233,100)	(182,580)	(198,135)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(472,500)	(57,750)	(189,000)	(195,925)	(293,888)	(233,100)	(182,580)	(198,135)

Cash Flows From Financing Activities
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(135,189)	(67,144)	219,988	(82,656)	148,850	256,264	202,765	1,209
Net Cash Provided by/(Used in) Financing Activities	836,166	144,928	219,988	311,544	397,007	256,264	202,765	319,020

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-170

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(4,831,263)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	83,333	15,313	8,750	48,563	28,875	–	2,806,569
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	(2,215,910)
Gain on debt forgiveness	–	–	–	–	–	–	165,075
Expenses paid by related party							–
Interest capitalized to loan							–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	16,108
Change in prepaid expense	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	(11,326)
Change in accrued expense	–	–	–	–	–	–	(3,622)
Change in accrued interest payable	–	–	–	–	–	–	(23)
Change in deferred revenue	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(313,691)	(41,694)	(22,267)	(126,467)	(140,386)	–	(4,074,392)

Cash Flows From Investing Activities
Purchase of horse assets	(1,232,800)	(278,780)	(105,000)	(349,650)	(346,500)	–	(5,901,864)
Disposition of horse assets	–	–	–	–	–	–	98,931
Proceeds from horse disposition	–	–	–	–	–	–	2,781,509
Net Cash Provided by/(Used in) Investing Activities	(1,232,800)	(278,780)	(105,000)	(349,650)	(346,500)	–	(3,021,424)

Cash Flows From Financing Activities
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Payment of distributions	–	–	–	–	–	–	(126,015)
Capital contributions	–	–	–	–	–	–	151,181
Proceeds from debt - related party	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	(340,345)
Net advances/(repayments) in amount due to manager	706,765	320,475	127,267	167,354	130,766	–	797,008
Net Cash Provided by/(Used in) Financing Activities	1,546,491	320,475	127,267	476,117	486,886	–	7,095,815

Net Change in Cash	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-171

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(40,659)	$–	$–	$–	$–	$(40,014)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,055	–	–	–	–	23,452	–
Loss/(gain) on disposal of horse ownership	–	16,027	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,000	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(10,577)	–	–	–	–	(16,562)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	13,531	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	13,531	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Capital contributions	–	46,205	–	–	–	–	38,228	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(1,287)	–	–	–	–	(21,666)	–
Net Cash Provided by/(Used in) Financing Activities	–	(2,954)	–	–	–	–	16,562	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-172

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,494)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	28,000	95,685	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	44,158	(37,503)	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	1,500	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	440,939	–	(24,375)	(33,312)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	(25,175)	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	62,678	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	37,503	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	–	–	–	–
Capital contributions	–	–	–	40,281	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(440,794)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	144,480	–	1,679	(4,191)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(440,939)	–	24,375	(4,191)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-173

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,255)	$(136,053)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	67,991
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	750	–	651
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(15,192)	–	–	–	(16,654)	(45,763)	(31,294)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	30,400
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	30,400

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(14,655)	–	(50,768)
Capital contributions	–	–	–	–	–	39,818	27,877	45,000
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	15,192	–	–	–	(8,509)	17,886	6,662
Net Cash Provided by/(Used in) Financing Activities	–	15,192	–	–	–	16,654	45,763	894

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-174

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(67,482)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	50,806	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(16,676)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(12,579)	(47,539)	–	–	(257)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	16,676	12,579	47,539	–	–	257	–	–
Net Cash Provided by/(Used in) Financing Activities	16,676	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-175

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,919)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	11,889	–	99,740
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	(28,995)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	(1,638)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	(26,550)	–	(21,817)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	28,995	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	28,995	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,323)	–	–	–	(8,818)	–	(12,083)	(33,480)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	13,323	–	–	–	8,818	(2,445)	12,083	55,297
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	(2,445)	–	21,817

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-176

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	16,207	–	(19,577)
Gain on debt forgiveness	–	–	–	–	–	–	–	(9,793)
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,900	–	–	–	(5,000)	–	599
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	(599)
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(47,561)	(20,536)	–	–	40,618	(17,424)	–	(12,043)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	118,142	(6,406)	–	19,577
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	118,142	(6,406)	–	19,577

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	(8,829)	(21,209)
Capital contributions	–	66,823	–	–	–	57,086	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	2,990
Repayments on debt - related party	–	–	–	–	–	–	–	(33,856)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	65,361	(34,353)	–	–	(158,760)	(28,456)	8,829	44,541
Net Cash Provided by/(Used in) Financing Activities	47,561	20,536	–	–	(158,760)	23,830	–	(7,534)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-177

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	52,500	103,785
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	(347)	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	(33,677)	(28,885)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	(18,981)	–	(4,496)	(8,313)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	18,981	–	38,173	37,198
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	33,677	28,885

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-178

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$(132,789)	$–	$98,070	$(6,750)	$120,010	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	69,851	–	–	6,750	(141,943)	–	–	–
Gain on debt forgiveness	–	–	–	–	(12,055)	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	377	–	–	–	11,006	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(35)	–	–	–	(7,716)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,319)	–	44,979	–	(30,698)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	4,775	–	126,296	(6,750)	141,943	–	–	–
Net Cash Provided by/(Used in) Investing Activities	4,775	–	126,296	(6,750)	141,943	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	20,576	–	–	–
Repayments on debt - related party	–	–	–	–	(144,343)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	81,588	–	(171,275)	6,750	12,522	–	–	–
Net Cash Provided by/(Used in) Financing Activities	6,544	–	(171,275)	6,750	(111,245)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-179

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	24,906	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(24,906)	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(36,460)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	36,460	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	36,460	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-180

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,827
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	14,534	–	–	–	–	10,585
Loss/(gain) on disposal of horse ownership	(80,920)	–	–	–	–	–	–	(28,008)
Gain on debt forgiveness	(1,654)	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	1,515	–	(2,324)	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(1,515)	–	(6,078)	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(5,465)	–	456,079	–	–	–	–	(10,596)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	80,920	–	–	–	–	–	–	33,500
Net Cash Provided by/(Used in) Investing Activities	80,920	–	–	–	–	–	–	33,500

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	(23,720)	–	–	(18,866)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	12,264	–	–	–	–	–	–	–
Repayments on debt - related party	(82,510)	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	5,344	–	(15,001)	–	23,720	–	–	(3,984)
Net Cash Provided by/(Used in) Financing Activities	(75,455)	–	(456,079)	–	–	–	–	(22,904)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-181

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(92,512)	$–	$(28,608)	$–	$–	$–	$(47,686)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Loss/(gain) on disposal of horse ownership	–	45,398	–	4,267	–	–	–	40,092
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(30,576)	–	(16,007)	–	–	–	(2,770)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(6,000)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	(10,763)	–	11,203	–	–	–	11,250
Net Cash Provided by/(Used in) Investing Activities	–	(10,763)	–	11,203	–	–	–	5,250

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	(25,454)	(70,694)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	49,712	–	48,947	–	–	25,454	68,214
Net Cash Provided by/(Used in) Financing Activities	–	41,339	–	4,804	–	–	–	(2,480)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-182

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	4,052	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	32,158	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,750	–	–	–	–	18,750	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	3,750	–	–	–	–	6,638	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Capital contributions	–	32,294	–	–	–	–	21,747	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(36,044)	–	–	–	–	(24,635)	–
Net Cash Provided by/(Used in) Financing Activities	–	(3,750)	–	–	–	–	(6,638)	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-183

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	117,721	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(37,000)	–	(41,684)	–	(44,685)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(7,776)	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(7,776)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(20,602)	(17,945)	–	(11,782)	–	–	–
Capital contributions	–	–	54,926	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	44,776	20,602	4,703	–	56,467	–	–	–
Net Cash Provided by/(Used in) Financing Activities	44,776	–	41,684	–	44,685	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-184

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(589,742)	–	105,752	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(49,357)	(47,762)	–	(30,635)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	589,742	–	19,313	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	589,742	–	19,313	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	(29,032)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	12,750
Repayments on debt - related party	–	–	–	–	–	–	–	(12,750)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	49,357	22,054	–	95,395	–	–	–	29,032
Net Cash Provided by/(Used in) Financing Activities	49,357	(541,980)	–	11,322	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-185

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$3,867,380	$–	$(66,638)	$–	$–	$12,625	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Loss/(gain) on disposal of horse ownership	(3,879,483)	–	–	–	–	(350)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	(700)	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	84,322	–	(13,088)	–	–	26,185	–	–

Cash Flows From Investing Activities
Purchase of horse assets	283,501	–	–	–	–	–	–	–
Disposition of horse assets	(283,501)	–	–	–	–	–	–	–
Proceeds from horse disposition	3,944,261	–	–	–	–	30,400	–	–
Net Cash Provided by/(Used in) Investing Activities	3,944,261	–	–	–	–	30,400	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(73,983)	–	22,906	–	–	28,805	–	–
Net Cash Provided by/(Used in) Financing Activities	(4,028,583)	–	13,088	–	–	(56,585)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-186

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(21,582)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	7,455	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	(4,000)	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	15,600	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	(1,800)	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(4,327)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	4,000	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	4,000	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Capital contributions	–	–	–	30,050	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	(27,966)	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	327	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-187

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(197,969)	$–	$(350,276)	$–	$–	$–	$(70,389)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Loss/(gain) on disposal of horse ownership	–	–	–	113,563	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(186,739)	–	(79,100)	–	–	–	(29,514)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	40,320	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	40,320	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(2,626)	–	(3,366)	–	–
Capital contributions	–	–	–	–	–	–	–	39,490
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	186,739	–	41,406	–	3,366	–	(9,976)
Net Cash Provided by/(Used in) Financing Activities	–	186,739	–	38,780	–	–	–	29,514

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-188

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$(73,136)	$–	$–	$–	$–	$8,779	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	14,046	–	–	–	–	132	–	–
Loss/(gain) on disposal of horse ownership	33,510	–	–	–	–	(11,997)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(25,580)	–	–	–	–	(3,086)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	(4,500)	–	–	–	–	27,000	–	–
Net Cash Provided by/(Used in) Investing Activities	(4,500)	–	–	–	–	27,000	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,074)	–	–	–	–	(48,003)	–	–
Capital contributions	28,360	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	10,794	–	–	–	–	24,089	–	–
Net Cash Provided by/(Used in) Financing Activities	30,080	–	–	–	–	(23,914)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-189

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$41,880	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	9,925	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(52,687)	–	–	–	–	–	–
Gain on debt forgiveness	–	(3,802)	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	1,165	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(309)	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(3,828)	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	67,358	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	67,358	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(46,708)	(19,030)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	4,069	–	–	–	–	–	–
Repayments on debt - related party	–	(93,401)	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	46,708	44,832	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(63,530)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-190

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(111,034)	$(45,608)	$(97,236)	$(78,007)	$(212,529)	$(88,764)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	112,746	50,991	17,188	42,000	40,497	42,000	–	–
Loss/(gain) on disposal of horse ownership	(51,857)	–	44,674	–	107,029	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	(25)	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(50,145)	5,383	(35,374)	(36,007)	(65,003)	(46,789)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	140,000	–	–	–	15,504	–	–	–
Net Cash Provided by/(Used in) Investing Activities	140,000	–	–	–	15,504	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,128)	–	–	–
Capital contributions	69,400	46,773	35,374	36,000	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	71,551	10,967	3,631	9,621	(43,219)	46,789	–	–
Net Cash Provided by/(Used in) Financing Activities	(89,855)	(5,383)	35,374	36,007	49,499	46,789	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-191

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$(25,560)	$(117,402)	$(171,455)	$(122,449)	$(203,634)	$(569,233)	$(137,471)	$(572,312)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	15,785	87,504	119,438	62,475	126,000	205,275	70,222	138,771
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	42,620
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	(32)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(9,775)	(29,898)	(52,017)	(59,974)	(77,666)	(363,958)	(67,249)	(390,921)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	22,967
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	22,967

Cash Flows From Financing Activities
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,490)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	11,514	51,195	52,017	(23,426)	77,666	(737,642)	(32,705)	(650,056)
Net Cash Provided by/(Used in) Financing Activities	9,775	29,898	52,017	59,974	77,666	363,958	67,249	367,954

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-192

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(121,031)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,060)	$(253,280)	$(94,110)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	94,500	76,937	43,470	33,150	23,649	46,573	51,169	12,464
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(26,531)	(388,773)	(250,218)	(164,443)	(163.861)	(240,487)	(202,111)	(81,646)

Cash Flows From Investing Activities
Purchase of horse assets	–	(576,250)	(263,655)	(345,750)	(115,250)	(346,500)	(383,250)	(130,000)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	(576,250)	(263,655)	(345,750)	(115,250)	(346,500)	(383,250)	(130,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	1,140,000	660,0008	420,108	415,0002	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	59,831	(174,977)	(137,427)	90,085	(135,889)	(75,112)	73,627	(3,376)
Net Cash Provided by/(Used in) Financing Activities	26,531	965,023	513,873	510,193	279,111	586,987	585,361	211,646

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-193

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(39,038)	$(1,903,335)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	26,442	3,049,767
Loss/(gain) on disposal of horse ownership	–	(4,019,294)
Gain on debt forgiveness	–	(27,304)
Expenses paid by related party	–	–
Interest capitalized to loan	–	–
Changes in operating assets and liabilities:		–
Change in accounts receivable	–	77,403
Change in prepaid expense	–	–
Change in other assets	–	–
Change in accrued expense	–	(42,958)
Change in accrued interest payable	–	–
Change in deferred revenue	–	–
Net Cash Provided by/(Used in) Operating Activities	(12,596)	(2,865,721)

Cash Flows From Investing Activities
Purchase of horse assets	(593,000)	(2,509,105)
Disposition of horse assets	–	(283,501)
Proceeds from horse disposition	–	5,555,656
Net Cash Provided by/(Used in) Investing Activities	(593,000)	2,763,050

Cash Flows From Financing Activities
Subscriptions received in horse series	–	6,598,159
Distributions from horse series	–	(6,686,991)
Capital contributions	–	755,732
Proceeds from debt - related party	–	52,649
Repayments on debt - related party	–	(366,860)
Horse revenues, net of expenses, applied to related party loans	–	(440,794)
Net advances/(repayments) in amount due to manager	605,596	190,776
Net Cash Provided by/(Used in) Financing Activities	605,596	102,671

Net Change in Cash	–	–

Cash at Beginning of Period	–	–
Cash at End of Period	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–
Non-cash management fees	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-194

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 1: NATURE OF OPERATIONS

My Racehorse CA LLC d/b/a MyRaceHorse.com (the “Company”) is an early-stage investment series limited liability company established by the manager, Experiential Squared, Inc. (the “Manager”), to invest in individual interests in thoroughbred, quarter, and Standardbred horses through underlying Series LLCs. The Company aims to democratize the ownership of racehorses through a self-developed web-based platform and allow fans to experience racehorse ownership by investing in Series LLCs with other like-minded fans. The Company is headquartered in Lexington KY. The Company was formed in 2016.

As a Nevada Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Nevada law.

The following are the Series included under the Company which were formed under the laws of Nevada:

Series Name
Series Action Bundle
Series Adaay in Asia
Series Adjust 20
Series Alliford Bay 21
Series Amandrea
Series Ambleside Park 19
Series Amers
Series Apple Down Under 19
Series Arch Support 20
Series Ari the Adventurer 19
Series Ashlees Empire 20
Series Athenian Beauty 19
Series Authentic
Series Awe Hush 19
Series Bajan Bashert
Series Balletic
Series Bella Chica
Series Bernin Midnight 24
Series Big Mel
Series Black Escort 19

See Report of Independent Auditor.

F-195

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Blip Says Bye 23
Series Blue Curl 22
Series Blue Devil
Series Blues Corner 21
Series Brandy 22
Series Bubala 24
Series Bullion
Series Bullish Sentiment 21
Series Bundle Broodmare Band 26
Series Cairo Kiss
Series Carpe Fortuna 24
Series Carrothers
Series Cayala 19
Series Chad Brown Bundle
Series Celestial Moon
Series Claire De Lune 22
Series Classic Cut
Series Classofsixtythree 19
Series Co Cola 19
Series Collusion Illusion
Series Confetti 24
Series Consecrate 19
Series Courtisane 19
Series Crown It 21
Series Daddys Joy
Series Dancing Crane
Series Daring Dancer 20
Series De Mystique 17
Series Deep Cover
Series Demogorgon
Series Desire Street 19
Series Divine Mercy 24
Series Echo Warrior 19
Series Edge Classic Colts Package

See Report of Independent Auditor.

F-196

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Edge Racing Summer Fun-d
Series Elarose 21
Series Enchante 21
Series Escape Route
Series Essential Rose 20
Series Exonerated 19
Series Eyepopnruby 23
Series Fenwick Hall 20
Series Flora Dora 20
Series Forever Rose
Series Formidable Kitt 22
Series Frosted Oats
Series Future Stars Stable
Series Gentleman Gerry
Series Giant Mover 21
Series Going to Vegas
Series Got Stormy
Series Grand Traverse Bay 19
Series Grand Traverse Bay 20
Series Great Hot 23
Series Great Sister Diane 24
Series Heaven Street
Series High Speed Goldie 21
Series Im A Looker 20
Series Into Summer 19
Series Ishvana 21
Series Jeanne's Speight 20
Series Just Like Lucy 23
Series Just Louise 19
Series Keertana 18
Series Kiana's Love
Series Kichiro
Series Kindle 21
Series Knarsdale 21

See Report of Independent Auditor.

F-197

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Lane Way
Series Latte Da 19
Series Lazy Daisy
Series Le Relais 20
Series Lost Empire 19
Series Lovesick 21
Series Madarnas
Series Madiera Wine
Series Magic Belle 23
Series Major Implications
Series Malibu Bonnie 23
Series Man Among Men
Series Margaret Reay 19
Series Margarita Friday 19
Series Marsh Hawk 24
Series Martita Sangrita 17
Series Mayan Milagra 19
Series Midnight Sweetie 19
Series Miss Puzzle
Series Miss Sakamoto
Series Mo Mischief
Series Mo Temptation
Series Monomoy Girl
Series Moonbow 20
Series Moonless Sky
Series More Than Magic 21
Series Motion Emotion
Series Mrs Whistler
Series My Fast One 20
Series Naismith
Series National Road
Series New York Claiming Package

See Report of Independent Auditor.

F-198

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Night of Idiots
Series Nileist
Series Noble Goddess
Series Northern Smile 20
Series NY Exacta
Series Ocean Magic 18
Series One Last Night 21
Series Our Jenny B 21
Series Our Miss Jones 19
Series Paddock Buzz
Series Patsys Kim 21
Series Popular Demand
Series Power Up Paynter
Series Queen Amira 19
Series Race Hunter 19
Series Restless Rider 23
Series Salute to America
Series Sarrocchi 21
Series Sauce On Side
Series Savvy Sassy 22
Series Seeking a Star 23
Series Shake It Up Baby
Series Sigesmund
Series Silverpocketsfull 19
Series Slam Dunk 24
Series Smart Shopping 21
Series Social Dilemma
Series Song of Bernadette 20
Series Song of the Lark 21
Series Soul Beam
Series Spanxamillion 23
Series Speightstown Belle 19

See Report of Independent Auditor.

F-199

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Spirit 20
Series Squared Straight
Series STG Broodmare Band
Series Stirred 23
Series Storm Shooter
Series Street Band
Series Stylishly 23
Series Sunny 18
Series Sunsanddrinkinhand
Series Sweet Sweet Annie 19
Series Swiss Minister
Series Takeo Squared
Series Tamboz 21
Series Tapitry 19
Series Tavasco Road
Series Tell All 19
Series Tell the Duchess 19
Series Thank You Note 23
Series The Filly Four
Series The Incredi-Bundle
Series The New York Bundle
Series The Royal Duet
Series Thesis Break 24
Series Thirteen Stripes
Series Timeless Trick 20
Series Tizamagician
Series Trust But Verify
Series Tufnel
Series Twirl Girl 21
Series Two Trail Sioux 17
Series Two Trail Sioux 17K
Series Utalknboutpractice

See Report of Independent Auditor.

F-200

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Vertical Threat
Series Vow
Series War Safe
Series Wayne O
Series Who Runs the World
Series Whosbeeninmybed 19
Series Wildcat Gaze 23
Series Without Delay 19
Series Wonder Upon a Star 19
Series Yes This Time
Series You Make Luvin Fun 19
Series Zestful

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Company adopted the calendar year as its basis for reporting.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012, and has elected to comply with certain reduced public company reporting requirements, including delayed implementation dates from those applicable to public business entities.

Use of Estimates

The preparation of consolidated and consolidating financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See Report of Independent Auditor.

F-201

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Cash Equivalents and Concentration of Cash Balance

The Company and each of its listed Series consider short-term, highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2025 and 2024, the Company and each of its listed Series had no cash on hand.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company and each of its listed Series believe that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances. As of December 31, 2025 and 2024, the Company and its listed Series have $1,714 and $17,823 outstanding accounts receivable, respectively.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed as incurred. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the balance sheet accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to five years. Horse assets are depreciated using the straight-line method over 36 months with no estimated salvage value. A horse is treated as placed in service upon its acquisition by the Company.

The Company and each of its listed Series review the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized as equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2025 and 2024, the Company and its listed Series have $10,218,244 and $7,661,031, respectively, recorded at cost in horse assets.

See Report of Independent Auditor.

F-202

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

As of December 31, 2025, property and equipment consisted of the following:

Series Name	Horse Asset plus Acquisition Costs	Less: Accumulated Depreciation	Total
Series Slam Dunk 24	$1,232,800	$(83,333)	$1,149,467
Series Restless Rider 23	551,250	(100,844)	450,406

Series Trust But Verify	472,500	(123,528)	348,972
Series STG Broodmare Band	622,650	(278492)	344,158
Series Great Sister Diane 24	346,500	(28,875)	317,625
Series Confetti 24	349,650	(48,563)	301,088
Series Blip Says Bye 23	315,000	(33,150)	281,850
Series Stylishly 23	525,000	(243,603)	281,397
Series Bubala 24	293,888	(24,491)	269,397
Series Marsh Hawk 24	278,780	(15,313)	263,468
	,
Series Thank You Note 23	311,175	(85,572)	225,603
Series Bundle Broodmare Band 26	233,100	(20,572)	212,528
Series Spanxamillion 23	383,250	(172,835)	210,415
Series Incredi-Bundle	615,825	(424,897)	190,928
Series Malibu Bonnie 23	346,500	(156,573)	189,927
Series Bernin Midnight 24	195,925	(16,327)	179,598
Series Stirred 23	213,150	(37,555)	175,595
Series Absolution	189,000	(15,750)	173,250
Series Carpe Fortuna 24	182,580	(10,710)	171,870
Series Thesis Break 24	198,135	(27,519)	170,616
Series Eyepopnruby 23	176,333	(39,185)	137,148
Series Formidable Kitt 22	263,655	(131,355)	132,300
Series Just Like Lucy 23	160,905	(35,870)	125,035
Series Magic Belle 23	170,100	(47,250)	122,850
Series Great Hot 23	146,944	(28,572)	118,371
Series Seeking a Star 23	130,000	(12,464)	117,536
Series Paddock Buzz	105,000	(8,750)	96,250
Series Real Savvy	283,500	(225,073)	58,427
Series Claire De Lune 22	115,250	(62,066)	53,184
Series Wildcat Gaze 23	57,750	(10,175)	47,575
Series Blue Curl 22	210,666	(168,570)	42,095
Series Lovesick 21	262,513	(234,317)	28,196
Series Crown It 21	152,972	(136,825)	16,147
Series Alliford Bay 21	126,000	(112,700)	13,300
Total	$10,218,244	$(3,201,671)	$7,016,573

See Report of Independent Auditor.

F-203

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the balance sheets approximate their fair value.

Revenue Recognition

The Company and each of its Series recognize revenue in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized when control of a promised good or service transfers to a customer in an amount reflecting the consideration the Company expects to be entitled to, applying the five-step model: (1) identify the contract; (2) identify the performance obligations; (3) determine the transaction price; (4) allocate the transaction price; and (5) recognize revenue when (or as) each performance obligation is satisfied.

Each Series generally holds a single horse asset, and its income arises from activities relating to that horse. The Company’s material sources of income and the related accounting policies are described below. The sale of a horse (including through a claiming race) and the sale of future breeding rights represent dispositions of a long-lived asset held for use and are accounted for as gains or losses outside the scope of ASC 606, as described under “Gains and losses on disposition of horses” below.

Purse Winnings: Purse winnings represent a Series’ contractual share of the purse awarded by a racing association or racetrack (the customer) based on a horse’s participation and finishing position in a race. The Series’ performance obligation is to enter and run the horse in accordance with the conditions established for that race, and it is satisfied at the point in time the race is completed and the results are declared official. The transaction price is variable, determined by the horse’s finishing position and the published purse structure; because it depends entirely on the outcome of the race, it is fully constrained and no revenue is recognized until the race has been run and results are official. Where a Series owns less than 100% of a horse, revenue is limited to the Series’ proportionate ownership share. Costs associated with purse winnings — including jockey mount and win fees, trainer and jockey percentage participations, nomination and entry fees, and allocable training, veterinary, and care costs — are included in cost of revenues.

F-204

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Marketing and Sponsorship: Marketing and sponsorship revenue arises from contracts under which a Series provides sponsorship, promotional, or content rights associated with a horse. The performance obligation is to provide the agreed services or access over the contract term. Revenue is recognized over time (generally straight-line over the term) when the customer simultaneously receives and consumes the benefits as the Company performs; otherwise it is recognized at the point in time the deliverable is provided. The transaction price is the consideration stated in the contract, allocated to distinct performance obligations on a relative standalone-selling-price basis. Costs associated with these arrangements — content production, third-party commissions, and allocable personnel costs — are included in cost of revenues.

Breeding and Stud Fees: Income earned from standing a horse at stud or providing breeding services is recognized when the performance obligation — to provide the breeding (covering) service — is satisfied, generally at the point in time the service is performed and any live-foal or “no-guarantee” condition in the breeding contract is met. The transaction price is the stud fee stated in the contract. Where consideration is a royalty based on the subsequent sale or use of offspring, revenue is recognized under the sales- and usage-based royalty guidance at the later of when the subsequent sale or usage occurs or the related performance obligation is satisfied. Costs associated with breeding income — stallion management, veterinary, and allocable care costs — are included in cost of revenues.

Gains and Losses on Disposition of Horses (Including Claiming Races and Sales of Breeding Rights): A horse is a depreciable long-lived asset held for use. Accordingly, the sale of a horse — whether by private sale, at auction, or by being claimed in a claiming race — and the sale or assignment of future breeding rights are accounted for as dispositions of nonfinancial assets outside the scope of ASC 606. The Company derecognizes the carrying amount under ASC 360 and measures the resulting gain or loss under ASC 610-20 as the difference between the consideration received and the net carrying amount of the asset. These gains and losses are presented in “Gain/(loss) on disposition of horses” within other income/(expense) and are excluded from revenues and cost of revenues. Associated costs consist principally of the net carrying amount derecognized and direct selling costs.

Principal Versus Agent: The Company’s Manager administers each Series, collects amounts due, and remits net proceeds, and certain horses are co-owned with third parties. Each Series is the principal in its revenue arrangements because it controls the specified good or service (the racing, breeding, or sponsorship output of the horse it owns) before transfer to the customer, is primarily responsible for fulfilling the promise, and bears the ownership and performance risk of the horse. Management fees are therefore recognized as operating expenses (“Management charges”) and are not netted against revenue. Where a horse is co-owned, each Series recognizes only its proportionate ownership share of the related income, reflecting the Series’ enforceable rights under the co-ownership arrangement.

Contract Balances: Amounts for purse winnings and breeding services are generally collected after the related performance obligation is satisfied; a receivable is recorded when the Company’s right to consideration is unconditional. The Company had trade receivables of $1,714 and $17,822 as of December 31, 2025 and 2024, respectively, and had no contract assets and no contract liabilities (deferred revenue) as of either date. Advance milestone (“kicker”) payments described in Note 5 are accounted for as liabilities/additional purchase consideration and are not ASC 606 contract liabilities.

Disaggregated Revenues: The Company’s revenues derived from horses, disaggregated by key sources, are as follows for the years ended December 31, 2025 and 2024:

	2025	2024
Purse winnings (point in time)	$2,004,631	$4,500,485
Stud fees (point in time)	699,233	837,144
Other horse revenue	53,662	11,026
Total revenues	$2,757,526	$5,348,655

See Report of Independent Auditor.

F-205

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Cost of Revenues

Costs of revenues include horse related expenses such as insurance, photography, stables and training, transportation and veterinary, depreciation, and gains/losses on horse disposals.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code (IRC), all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns. However, the Company has elected, in accordance with IRC, to treat each of the individual series as separate subchapter C corporations for tax purposes. Certain series offered through Regulation D under the Edge offering, are taxed as partnerships, rather than the C corporation election. The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated and consolidating financial statements. The Company believes that its income tax position would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company will continue to be subject to federal, state and local income taxation for any series in which a taxable gain occurs.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company and each of its listed Series is a business that has not yet generated profits since inception, has sustained a net loss of $4,831,262 during the year ended December 31, 2025, and is dependent upon its Manager for financing its operations. The Company’s and each of its listed Series’ financial performance is impacted by several key factors. Expenses such as training and care, veterinary, and depreciation are incurred from the date of acquisition; however, series revenues will not commence until the horses begin racing sometime during their two-year-old season. Additionally, as horses continue to mature, the series will have increased opportunities to generate greater revenue to offset their ongoing expenses. These factors, among others, raise substantial doubt about the ability of the Company and each of its listed Series to continue as a going concern for a reasonable period of time.

In making this assessment, management weighed the significance of the factors, conditions, and events considered. Management based the conclusion primarily on the inception-to-date cumulative losses. These factors were determined to be the primary drivers of the Company’s and each of its listed Series’ ability to sustain its operating costs in the near term. Management also performed an analysis of its operations through the issuance of these consolidated and consolidating financial statements and funding options currently available to it, including a line of credit available to its Manager and its Manager’s ability and intent to fund any operational needs for the coming year.

See Report of Independent Auditor.

F-206

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Management concluded that its plans successfully alleviate the substantial doubt to the ability of the Company and each of its listed Series to continue as a going concern within one year after the date that the consolidated and consolidating financial statements are issued. No assurance can be given that the Company and each of its listed Series will be successful in these efforts. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company and each of its listed Series be unable to continue as a going concern.

NOTE 4: ADVANCES FROM MANAGER

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on an interest-bearing revolving line of credit. The Manager is entitled to interest on the outstanding balance as detailed in the respective promissory note for each Series. The Company and each of its listed Series will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company and each of its listed Series will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager per Series:

Series Name (Per FS)	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series Alliford Bay 21	24,577	–	24,577
Series Arch Support 20	8,678	–	8,678
Series Authentic	(88,001)	–	(88,001)
Series Bernin Midnight 24	127,296	44,640	82,656
Series Blip Says Bye 23	106,299	–	106,299
Series Blue Curl 22	8,210	–	8,210
Series Blue Devil	17,200	–	17,200
Series Bubala 24	103,844	252,694	(148,850)
Series Bundle Broodmare Band 26	230,936	487,200	(256,264)
Series Carpe Fortuna 24	101,322	304,088	(202,765)
Series Claire de Lune 22	41,536	–	41,536
Series Classic Cut	(25,954)	–	(25,954)
Series Confetti 24	117,743	285,097
Series Crown It 21	1,996	–	1,996
Series Divine Mercy 24	153,387	373,375	(219,988)
Series Eyepopnruby 23	66,962	23,025	43,937
Series Formidable Kitt 22	54,636	–	54,636
Series Great Hot 23	79,746	–	79,746

See Report of Independent Auditor.

F-207

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Great Sister Diane 24	115,647	246,413	(130,766)
Series Just Like Lucy 23	79,760	–	79,760
Series Kindle 21	27,658	–	27,658
Series Lovesick 21	(17,685)	–	(17,685)
Series Magic Belle 23	56,820	–	56,820
Series Malibu Bonnie 23	94,135	(0)	94,135
Series Margarita Friday 19	38,175	–	38,175
Series Marsh Hawk 24	144,868	465,343	(320,475)
Series Paddock Buzz	146,421	273,688	(127,267)
Series Restless Rider 23	216,972	31,835	$185,137
Series Savvy Sassy 22	17,003	–	17,003
Series Seeking a Star 23	58,125	4,257	53,868
Series Slam Dunk 24	171,734	878,499	(706,765)
Series Smart Shopping 21	73,346	–	73,346
Series Song of The Lark 21	(208)	–	(208)
Series Spanxamillion 23	101,971	–	101,971
Series STG Broodmare Band	184,840	–	184,840
Series Stirred 23	116,685	38,715	77,970
Series Stylishly 23	126,686	–	126,686
Series Tell the Duchess 19	–	–	–
Series Thank You Note 23	121,121	–	121,121
Series The Incredi-Bundle	51,840	–	51,840
Series Thesis Break 24	90,060	91,270	(1,209)
Series Trust But Verify	175,272	40,082	135,189
Series Wildcat Gaze 23	69,701	2,558	67,144
TOTAL	$3,391,361	$3,842,776	$(284,062)

All Series not presented in the table above had $0 balances due to/from the Manager as of December 31, 2025.

See Report of Independent Auditor.

F-208

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 5: LOANS PAYABLE – RELATED PARTY

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit-participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit-participating loan bears a 2.38 percent per annum interest rate and is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit-participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder. $15,606 was outstanding on this loan as of both December 31, 2025 and 2024.

In 2020, with the purchase of the MRH Authentic horse asset, the Company agreed to pay purchase (kickers) upon the achievement of certain milestones.  Kickers of $2,443,750 were earned in 2020 and were recognized as a loan payable obligation to the co-owner Spendthrift Farm LLC, a related party, and capitalized as additional horse asset purchase costs. The loan is to be repaid out of the underlying horse income; net of expenses incurred by the co-owner resulting from the horse’s breeding career.  The loan bears interest at 1.65%. The net horse income applied as repayments against this loan in 2025 was $247,286. As of both December 31, 2025 and 2024, the outstanding balance of the loan was $0 and $247,286, respectively.

The Company’s Manager was entitled to certain unpaid management fees related to the MRH Authentic horse, which totaled $125,737 and $121,781 on December 31, 2025 and 2024, respectively. There were reversals made in 2025 totaling to $136,762 of management fees paid in advance in 2022 that were collected in 2023. As of December 31, 2025 and 2024, the total outstanding balance to the Manager was $180,388 and $273,448, respectively.

The Company’s Manager and another related party, Spendthrift Farm LLC paid certain training costs on behalf of the Company during 2021, 2022, 2023 and 2024. As of December 31, 2025 and 2024, $0 and $1,734 remained outstanding on these agreements, respectively. The note will be repaid at the close of the series from the residual value upon the sale of the horse.  During the year ended December 31, 2025, loan balances of $249,312 were repaid, and additional costs of $51,076 were incurred by the Company.

No interest expenses were incurred for the years ended December 31, 2025 and 2024.

NOTE 6: MEMBERS’ EQUITY

Series Subscriptions

The Company has received membership subscriptions for the following LLC Series as of December 31, 2025.

Series Name	Underlying Asset	Units Offered	Units Tendered	Series Subscription
Series Authentic	Authentic	12,500	12,500	$2,575,000
Series The Filly Four	The Filly Four	8,000	8,000	1,440,000
Series STG Broodmare Band	STG Broodmare Band	5,000	5,000	1,175,000
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	1,170,000
Series The New York Bundle	The New York Bundle	5,100	5,100	1,147,500
Series Restless Rider 23	Steel the Moment	10,000	9,631	1,146,089

See Report of Independent Auditor.

F-209

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Stylishly 23	Black Tie Optional	5,000	5,000	1,140,000
Series The Incredi-Bundle	The Incredi-Bundle	10,200	10,200	1,101,600
Series Essential Rose 20	Rosie's Alibi	10,000	10,000	1,050,000
Series The Royal Duet	The Royal Duet	5,100	5,100	1,030,200
Series Trust But Verify	Trust But Verify	13,333	12,615	971,355
Series Spanxamillion 23	Native Brew	5,000	5,000	870,000
Series Slam Dunk 24	Elevated	10,000	6,883	839,726
Series Balletic	Balletic	10,000	10,000	800,000
Series Malibu Bonnie 23	Munny Problem	10,000	10,000	790,000
Series Blip Says Bye 23	Misstrial	10,000	10,000	780,000
Series Brandy 22	Authentic Spirit	9,000	9,000	765,000
Series Collusion Illusion	Collusion Illusion	25,000	25,000	750,000
Series Big Mel	Big Mel	6,000	6,000	726,000
Series Thank You Note 23	Commissioned	5,000	5,000	720,000
Series Tamboz 21	Catalyst	6,500	6,500	669,500
Series Patsys Kim 21	Lady Blitz	5,000	5,000	665,000
Series Formidable Kitt 22	Elite Heat	5,000	5,000	660,000
Series Elarose 21	Secret Crush	10,000	10,000	640,000
Series Sarrocchi 21	Legitify	5,000	5,000	640,000
Series Smart Shopping 21	Seize the Grey	5,000	5,000	635,000
Series Enchante 21	Simply Enchanting	6,000	6,000	594,000
Series Im A Looker 20	Pioneer Prince	4,000	4,000	580,000
Series Knarsdale 21	Seismic Beauty	5,100	5,100	571,200
Series Wayne O	Wayne O	6,000	6,000	570,000
Series Edge Classic Colts Package	Classic Colts Package	40	40	569,520
Series Savvy Sassy 22	Real Savvy	3,750	3,750	555,000
Series Co Cola 19	Search Engine	5,100	5,100	540,600
Series Lane Way	Lane Way	6,000	6,000	540,000
Series Who Runs the World	Who Runs the World	5,100	5,100	530,400
Series Race Hunter 19	Chasing Time	10,000	10,000	520,000

See Report of Independent Auditor.

F-210

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Lovesick 21	Here's the Kicker	13,333	13,333	519,987
Series Carrothers	Carrothers	5,100	5,100	515,100
Series Divine Mercy 24	Absolution	2,500	2,500	515,000
Series Classic Cut	Classic Cut	10,000	10,000	510,000
Series Keertana 18	American Heiress	5,100	5,100	510,000
Series Future Stars Stable	Future Stars Stable	10,000	10,000	500,000
Series Le Relais 20	Show Your Cards	3,000	3,000	495,000
Series Song of Bernadette 20	Cable Boss	5,100	5,100	494,700
Series Courtisane 19	Tap the Gavel	10,000	10,000	490,000
Series Stirred 23	Stir It Up	3,500	3,144	471,600
Series Monomoy Girl	Monomoy Girl	10,200	10,200	469,200
Series NY Exacta	NY Exacta	2,000	2,000	456,000
Series Silverpocketsfull 19	Iron Works	5,100	5,100	453,900
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	450,000
Series Going to Vegas	Going to Vegas	5,100	5,100	438,600
Series Ari the Adventurer 19	Kanthari	5,100	5,100	433,500
Series Adaay in Asia	Adaay in Asia	5,100	5,100	418,200
Series Claire De Lune 22	Moonlit Courage	5,000	5,000	415,000
Series Blue Curl 22	Isle Blue	5,100	5,100	413,100
Series Bernin Midnight 24	Bern Rate	250	219	394,200
Series Just Like Lucy 23	Love Like Lucy	5,100	5,100	392,700
Series Kindle 21	A Day to Remember	5,500	5,500	390,500
Series Sunny 18	Solar Strike	6,000	6,000	390,000
Series Blue Devil	Blue Devil	5,100	5,100	382,500
Series Mo Mischief	Mo Mischief	5,100	5,100	382,500
Series Paddock Buzz	Paddock Buzz	1,250	1,250	377,500
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	377,400
Series Cayala 19	Provocateur	4,100	4,100	373,100
Series Eyepopnruby 23	My Eyes on You	5,100	4,698	371,142
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	370,000

See Report of Independent Auditor.

F-211

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Magic Belle 23	Mystical Belle	300	300	360,000
Series Vow	Vow	2,000	2,000	358,000
Series Lost Empire 19	Laforgia	10,200	10,200	357,000
Series Great Sister Diane 24	Warranted	6,000	3,070	356,120
Series Seeking a Star 23	Sirius Pursuit	3,000	2,997	353,646
Series Great Hot 23	Raging Inferno	250	250	350,000
Series Song of the Lark 21	Fireball Birdie	2,550	2,550	349,350
Series Alliford Bay 21	Sweet Voyage	3,750	3,750	348,750
Series Echo Warrior 19	Hero Status	6,000	6,000	348,000
Series One Last Night 21	Fancy Quality	3,000	3,000	339,000
Series Grand Traverse Bay 19	Cornice Traverse	750	750	335,250
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	332,000
Series My Fast One 20	One Fast Dream	2,000	2,000	330,000
Series Queen Amira 19	Regal Rebel	2,000	2,000	330,000
Series Miss Sakamoto	Miss Sakamoto	6,000	6,000	324,000
Series Storm Shooter	Storm Shooter	2,000	2,000	324,000
Series Tufnel	Tufnel	5,200	5,200	322,400
Series Thesis Break 24	Doctorate	5,100	3,653	317,811
Series Action Bundle	Action Bundle	10,000	10,000	310,000
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,500	310,000
Series Confetti 24	Start the Party	6,000	2,639	308,763
Series Mo Temptation	Mo Temptation	3,500	3,500	304,500
Series Naismith	Naismith	2,000	2,000	304,000
Series Awe Hush 19	Can't Hush This	1,800	1,800	295,200
Series War Safe	War Safe	2,000	2,000	292,000
Series Tell the Duchess 19	Duke of Love	2,000	2,000	284,000
Series Mrs Whistler	Mrs Whistler	2,000	2,000	274,000
Series Salute to America	Salute to America	1,000	1,000	273,000

See Report of Independent Auditor.

F-212

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Spirit 20	Phantom Ride	3,000	3,000	252,000
Series Into Summer 19	Malibu Mayhem	650	650	250,900
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	50	50	250,000
Series Popular Demand	Popular Demand	1,020	1,020	248,880
Series Bubala 24	Bold Type	5,100	2,121	248,157
Series Margaret Reay 19	A Mo Reay	820	820	246,820
Series Fenwick Hall 20	Inspector	1,200	1,200	242,400
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	233,580
Series Celestial Moon	Celestial Moon	20	20	230,000
Series Got Stormy	Got Stormy	5,100	5,100	229,500
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	229,000
Series Man Among Men	Man Among Men	820	820	223,860
Series Tapitry 19	Infinite Empire	820	820	223,860
Series Crown It 21	Normandy Queen	20	15	217,500
Series Moonbow 20	Cumberland Falls	2,500	2,500	215,000
Series Wildcat Gaze 23	Shezawildone	1,100	1,082	212,072
Series Desire Street 19	Always Hopeful	1,020	1,020	205,020
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	201,000
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	193,000
Series Martita Sangrita 17	Carpe Vinum	600	600	192,000
Series Tizamagician	Tizamagician	600	600	192,000
Series Our Miss Jones 19	Celebrity News	1,200	1,200	187,200
Series More Than Magic 21	Time is Magic	12	12	180,000
Series Deep Cover	Deep Cover	800	800	176,000
Series Frosted Oats	Frosted Oats	4,100	4,100	172,200
Series Mayan Milagra 19	Tepeu	20	20	170,000
Series Amandrea	Amandrea	550	550	162,250
Series Bajan Bashert	Bajan Bashert	16	16	160,000
Series Gentleman Gerry	Gentleman Gerry	20	20	155,000
Series Sweet Sweet Annie 19	In Due Time	20	20	150,000

See Report of Independent Auditor.

F-213

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Twirl Girl 21	Tonality	20	20	150,000
Series Heaven Street	Heaven Street	20	20	150,000
Series Lazy Daisy	Lazy Daisy	1,250	1,250	143,750
Series Latte Da 19	Inalattetrouble	4,100	4,100	143,500
Series National Road	National Road	20	20	140,000
Series Northern Smile 20	Pep Rally	20	20	140,000
Series Without Delay 19	Golden Quality	20	20	140,000
Series Exonerated 19	Above Suspicion	820	820	138,580
Series Two Trail Sioux 17	Annahilate	450	450	135,000
Series Adjust 20	Jai Ho	10	10	135,000
Series High Speed Goldie 21	Flamekeeper	13	13	130,000
Series Yes This Time	Yes This Time	10	10	129,520
Series Demogorgon	Demogorgon	20	20	128,000
Series Vertical Threat	Vertical Threat	600	600	126,000
Series Tell All 19	Walk the Talk	12	12	126,000
Series Speightstown Belle 19	Ancient Royalty	900	900	125,100
Series Dancing Crane	Dancing Crane	20	20	122,000
Series Midnight Sweetie 19	Dolce Notte	820	820	121,360
Series Our Jenny B 21	Vino Grigio	20	20	120,000
Series Power Up Paynter	Power Up Paynter	600	600	114,000
Series Giant Mover 21	Sweet as Sin	110	110	113,630
Series Arch Support 20	Captain Sparrow	10	10	112,000
Series Daddys Joy	Daddy's Joy	600	600	108,000
Series Apple Down Under 19	Howboutdemapples	600	600	103,800
Series Daring Dancer 20	Boppy	750	750	101,250
Series Black Escort 19	Halofied	20	20	100,000
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	100,000
Series Flora Dora 20	Spun Intended	10	10	100,000
Series Timeless Trick 20	Interstellar	12	12	93,000
Series Grand Traverse Bay 20	Sun Valley Road	750	750	90,750

See Report of Independent Auditor.

F-214

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Motion Emotion	Motion Emotion	1,020	1,020	85,680
Series Social Dilemma	Social Dilemma	510	510	85,170
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	84,600
Series Ambleside Park 19	Lookwhogotlucky	410	410	84,050
Series New York Claiming Package	The New York Claiming Package	510	510	71,400
Series Consecrate 19	Sacred Beauty	410	410	64,370
Series Escape Route	Escape Route	10	10	62,952
Series Street Band	Street Band	50	50	61,500
Series Madiera Wine	Madiera Wine	20	20	50,000
Series Cairo Kiss	Cairo Kiss	80	80	44,400
Series Squared Straight	Squared Straight	150	150	40,500
Series Soul Beam	Soul Beam	65	65	39,650
Series Bella Chica	Bella Chica	100	100	38,000
Series De Mystique 17	Dancing Destroyer	250	250	35,000
Series Noble Goddess	Noble Goddess	300	300	33,000
Series Shake It Up Baby	Shake it Up Baby	250	250	32,500
Series Zestful	Zestfull	100	100	32,000
Series Miss Puzzle	Miss Puzzle	125	125	31,250
Series Sauce On Side	Sauce on Side	125	125	30,000
Series Utalknboutpractice	Utalknboutpractice	100	100	30,000
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	29,720
Series Takeo Squared	Takeo Squared	100	100	27,000
Series Kichiro	Kichiro	200	200	26,000
Series Kiana's Love	Kiana's Love	200	200	24,000
Series Nileist	Nileist	45	45	23,850
Series Moonless Sky	Moonless Sky	200	200	22,000
Series Sigesmund	Sigesmund	200	200	20,000
Series Night of Idiots	Night of Idiots	80	80	20,000

See Report of Independent Auditor.

F-215

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Tavasco Road	Tavasco Road	80	80	18,400
Series Madarnas	Madamas	50	50	17,500
Series Swiss Minister	Swiss Minister	50	50	14,000
Series Bullion	Bullion	25	25	11,750
Series Amers	Amers	75	75	10,500
Series Major Implications	Major Implications	20	20	4,600
Series Carpe Fortuna 24	Circe	2,550	–	–
Series Bundle Broodmare Band 26	Broodmare Band '26	3,000	–	–
Series Marsh Hawk 24	Marsh Hawk '24	7,500	–	–
Series Forever Rose	Forever Rose	1,250	–	–
Series Ishvana 21	Ishvana 21	–	–	–
Series Ocean Magic 18	Palace Foal	–	–	–
Total Subscriptions		602,492	572,456	$63,963,690

The members of each of the Company’s series have certain rights with respect to the membership series they are subscribed to. Each series generally holds a single horse asset. A series member is entitled to their pro rata share of the net profits derived from the horse asset held in that series after deduction of expense allocations and direct expenses attributable to the underlying horse asset, based on their percentage of the total outstanding membership interests in that series.

Distributions are recorded when declared. When a declared distribution is not yet paid as of a balance sheet date, it is recorded as a distribution payable liability. Distributions payable amounted to $0 and $126,015 as of December 31, 2025 and 2024, respectively.

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

NOTE 7: RELATED PARTY TRANSACTIONS

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4 for further discussions.

The Company has various loans outstanding with related parties, as described in Note 5.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

See Report of Independent Auditor.

F-216

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company and each of its listed Series adopted this standard in 2022 and it had no effect on the Company’s consolidated and consolidating financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company and each of its listed Series will adopt those that are applicable under the circumstances.

NOTE 9: COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

Legal Matters

The Company and each of its listed Series is not currently involved with and does not know of any pending or threatening litigation against the Company, each of its listed Series, or its member.

Long-Term Debt

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan that bears a 2.38 percent per annum interest rate is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal.

During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder.

NOTE 10: SUBSEQUENT EVENTS

Anticipated Crowdfunded Offering

The Company and each of its listed Series is planning to continue to raise capital through the issuance of securities exempt from registration under Regulation A 2026.

Management’s Evaluation

Management has evaluated subsequent events through April 16, 2026, the date the consolidated and consolidating financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated and consolidating financial statements.

See Report of Independent Auditor.

F-217

ITEM 8. EXHIBITS

Exhibit Number	Description
Exhibit 2.1	Articles of Organization (1)
Exhibit 2.2	Second Amended and Restated Series Limited Liability Company Agreement (5)
Exhibit 3.1	Series Agreement for Adaay in Asia (6)
Exhibit 3.2	Series Agreement for Bullish Sentiment 21 (6)
Exhibit 3.3	Series Agreement for Knarsdale 21 (6)
Exhibit 3.4	Series Agreement for Sweet as Sin (6)
Exhibit 3.5	Series Agreement for Alliford Bay 21 (6)
Exhibit 3.6	Series Agreement for Blues Corner 21 (6)
Exhibit 3.7	Series Agreement for Lovesick 21 (6)
Exhibit 3.8	Series Agreement for Tamboz 21 (6)
Exhibit 3.9	Series Agreement for Blue Curl (7)
Exhibit 3.10	Series Agreement for The New York Bred Bundle (9)
Exhibit 3.11	Series Agreement for The Incredi–Bundle (9)
Exhibit 3.12	Series Agreement for Blue Devil (9)
Exhibit 3.13	Series Agreement for Savvy Sassy 22 (7)
Exhibit 3.14	Series Agreement for Isahvana 21 (7)
Exhibit 3.15	Series Agreement for Brandy 22 (8)
Exhibit 3.16	Series Agreement for Clair De Lune 22 (10)
Exhibit 3.17	Series Agreement for Formidable Kitt 22 (11)
Exhibit 3.18	Series Agreement for Stylishly 23 (12)
Exhibit 3.19	Series Agreement for Malibu Bonnie 23 (12)
Exhibit 3.20	Series Agreement for Spanxamillion 23 (12)
Exhibit 3.21	Series Agreement for Blip Says Bye 23 (13)
Exhibit 3.22	Series Agreement for Seeking A Star 23 (14)
Exhibit 3.23	Series Agreement for STG Broodmare Band (15)
Exhibit 3.24	Series Agreement for Thank You Note 23 (16)
Exhibit 3.25	Series Agreement for Magic Belle 23 (16)
Exhibit 3.26	Series Agreement for Just Like Lucy 23 (19)
Exhibit 3.27	Series Agreement for Eyepopnruby23 (19)
Exhibit 3.28	Series Agreement for Trust But Verify (19)
Exhibit 3.29	Series Agreement for Great Hot 23 (20)
Exhibit 3.30	Series Agreement for Wildcat Gaze 23 (21)
Exhibit 3.31	Series Agreement for Stirred 23 (21)
Exhibit 3.32	Series Agreement for Restless Rider 23 (21)
Exhibit 3.33	Series Agreement for Thesis Break 24 (22)
Exhibit 3.34	Series Agreement for Confetti 24 (22)
Exhibit 3.35	Series Agreement for Slam Dunk 24 (22)
Exhibit 3.36	Series Agreement for Bubala 24 (23)
Exhibit 3.37	Series Agreement for Great Sister Diane 24 (23)
Exhibit 3.38	Series Agreement for Bernin Midnight 24 (23)
Exhibit 3.39	Series Agreement for Carpe Fortuna 24(24)
Exhibit 3.40	Series Agreement for Marsh Hawk 24(24)

109

Exhibit Number	Description
Exhibit 3.41	Series Agreement for Broodmare Band 26(24)
Exhibit 3.42	Series Agreement for Paddock Buzz(25)
Exhibit 3.43	Series Agreement for Divine Mercy 24(25)
Exhibit 3.44	Series Agreement for Onthethirstyside(25)
Exhibit 3.45	Series Agreement for Sea Worthy(26)
Exhibit 3.46	Series Agreement for Sing Lady Sing(26)
Exhibit 3.47	Series Agreement for Barbie on a Budget(26)
Exhibit 3.48	Series Agreement for Ali Blue 24 (27)
Exhibit 3.49	Series Agreement for Deep Trouble 24 (27)
Exhibit 3.50	Series Agreement for Thepartyneverends 24 (27)
Exhibit 3.51	Series Agreement Storm Raven 24 (28)
Exhibit 3.52	Series Agreement Tail Feather 24 (28)
Exhibit 3.53	Series Agreement Buskinfoaliving 24 (28)
Exhibit 6.1	Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc. (1)
Exhibit 6.2	Broker–Dealer Agreement by and between My Racehorse CA LLC and Dalmore Group, LLC (2)
Exhibit 6.3	Vertalo Subscription Agreement by and between My Racehorse CA LLC and Vertalo, Inc. (3)
Exhibit 6.4	First Amendment to Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc.(4)
Exhibit 6.5	Form of Equine Co–Ownership Agreement for La Cuvee 21– Series Royal Duet (6)
Exhibit 6.6	Profit Participation Convertible Promissory Note for Adaay in Asia (6)
Exhibit 6.7	Equine Co–Ownership Agreement for Adaay in Asia(6)
Exhibit 6.8	Profit Participation Convertible Promissory Note for Bullish Sentiment 21 (6)
Exhibit 6.9	Profit Participation Convertible Promissory Note for Seismic Beauty (6)
Exhibit 6.10	Equine Co–Ownership Agreement for Seismic Beauty (6)
Exhibit 6.11	Profit Participation Convertible Promissory Note for Sweet as Sin (6)
Exhibit 6.12	Equine Co–Ownership Agreement for Sweet as Sin (6)
Exhibit 6.13	Profit Participation Convertible Note for Alliford Bay 21 (6)
Exhibit 6.14	Equine Co–Ownership Agreement for Alliford Bay 21 (6)
Exhibit 6.15	Profit Participation Convertible Note for Blues Corner 21(6)
Exhibit 6.16	Profit Participation Convertible Note for Lovesick 21 (6)
Exhibit 6.17	Equine Co–Ownership Agreement for Lovesick 21 (6)
Exhibit 6.18	Profit Participation Convertible Note for Tamboz 21 (6)
Exhibit 6.19	Equine Co–Ownership Agreement for Tamboz 21 (6)
Exhibit 6.20	Profit Participation Convertible Note for Blue Curl 22(7)
Exhibit 6.21	Equine Co–Ownership Agreement for Blue Curl 22 (7)
Exhibit 6.22	Profit Participation Convertible Note for Bitter Lemon 22 (9)
Exhibit 6.23	Equine Co–Ownership Agreement for Bitter Lemon 22 (9)
Exhibit 6.24	Profit Participation Convertible Note for Downdraft 22 (9)
Exhibit 6.25	Equine Co–Ownership Agreement for Downdraft 22 (9)
Exhibit 6.26	Profit Participation Convertible Note for Bares Tripper 22 (9)
Exhibit 6.27	Equine Co–Ownership Agreement for Bares Tripper 22 (9)
Exhibit 6.28	Profit Participation Convertible Note for Hoopskirt 22 (9)
Exhibit 6.29	Equine Co–Ownership Agreement for Hoopskirt 22 (9)
Exhibit 6.30	Profit Participation Convertible Note for Princess Samurai 22 (9)
Exhibit 6.31	Equine Co–Ownership Agreement for Princess Samurai 22 (9)
Exhibit 6.32	Profit Participation Convertible Note for Incredible (9)
Exhibit 6.33	Equine Co–Ownership Agreement for Incredible (9)
Exhibit 6.34	Profit Participation Convertible Note for Nina Fever 22 (9)
Exhibit 6.35	Equine Co–Ownership Agreement for Nina Fever 22 (9)
Exhibit 6.36	Profit Participation Convertible Note for Blue Devil (9)
Exhibit 6.37	Equine Co–Ownership Agreement for Blue Devil (9)

110

Exhibit Number	Description
Exhibit 6.38	OID Convertible Note for Clair De Lune 22 (10)
Exhibit 6.39	Profit Participation Convertible Note for Brandy 22 (8)
Exhibit 6.40	Equine Co-Ownership Agreement for Brandy 22 (8)
Exhibit 6.41	OID Convertible Note for Formidable Kitt 22 (11)
Exhibit 6.42	OID Convertible Note for Stylishly 23 (12)
Exhibit 6.43	OID Convertible Note for Malibu Bonnie 23 (12)
Exhibit 6.44	OID Convertible Note for Spanxamillion 23 (12)
Exhibit 6.45	OID Convertible Note for Blip Says Bye 2023 (13)
Exhibit 6.46	OID Convertible Note for Seeking A Star 23 (14)
Exhibit 6.47	Equine Co-Ownership Agreement for Joke Sisi (15)
Exhibit 6.48	Equine Co-Ownership Agreement for Natural Beauty (15)
Exhibit 6.49	Equine Co-Ownership Agreement for Tiffany’s Mo (15)
Exhibit 6.50	OID Convertible Note for STG Broodmare Band (15)
Exhibit 6.51	OID Convertible Note for Thank You Note 23 (16)
Exhibit 6.52	OID Convertible Note for Magic Belle 23 (16)
Exhibit 6.53	Equine Co-Ownership Agreement for Magic Belle 23 (16)
Exhibit 6.54	Purchase and Sale Agreement for Straight No Chaser by and between My Racehorse CA LLC Series Margarita Friday 19, a Nevada series limited liability company and Winstar Farm, LLC, Glen Hill Farm, LLC, and certain additional purchasers, dated March 28, 2025. (17)
Exhibit 6.55	Purchase and Sale Agreement for Seize the Grey by and between My Racehorse CA LLC Series Smart Shopping 2021, a Nevada series limited liability company and Gainesway Thoroughbreds Ltd., a Kentucky corporation, dated July 9, 2024. (18)
Exhibit 6.56	OID Convertible Note for Just Like Lucy 23 (19)
Exhibit 6.57	OID Convertible Note for Eyepopnruby 23 (19)
Exhibit 6.58	OID Convertible Note for Trust But Verify (19)
Exhibit 6.59	Equine Co-Ownership Agreement for Just Like Lucy 23 (19)
Exhibit 6.60	Equine Co-Ownership Agreement for Eyepopnruby 23 (19)
Exhibit 6.61	OID Convertible Note for Great Hot 23 (20)
Exhibit 6.62	Equine Co-Ownership Agreement for Great Hot 23 (20)
Exhibit 6.63	OID Convertible Note for Wildcat Gaze 23 (21)
Exhibit 6.64	Equine Co-Ownership Agreement for Wildcat Gaze 23 (21)
Exhibit 6.65	OID Convertible Note for Stirred 23 (21)
Exhibit 6.66	Equine Co-Ownership Agreement for Stirred 23 (21)
Exhibit 6.67	OID Convertible Note for Restless Rider 23 (21)
Exhibit 6.68	OID Convertible Note for Thesis Break 24 (22)
Exhibit 6.69	Equine Co-Ownership Agreement for Thesis Break 24 (22)
Exhibit 6.70	OID Convertible Note for Confetti 24 (22)
Exhibit 6.71	Equine Co-Ownership Agreement for Confetti 24 (22)
Exhibit 6.72	OID Convertible Note for Slam Dunk 24 (22)
Exhibit 6.73	OID Convertible Note for Bubala 24 (23)
Exhibit 6.74	Equine Co-Ownership Agreement for Bubala 24 (23)
Exhibit 6.75	OID Convertible Note for Great Sister Diane 24 (23)
Exhibit 6.76	Equine Co-Ownership Agreement for Great Sister Diane 24 (23)
Exhibit 6.77	OID Convertible Note for Bernin Midnight 24 (23)
Exhibit 6.78	Equine Co-Ownership Agreement for Bernin Midnight 24 (23)
Exhibit 6.79	OID Convertible Note for Carpe Fortuna 24 (24)

111

Exhibit Number	Description
Exhibit 6.80	Equine Co-Ownership Agreement for Carpe Fortuna 24(24)
Exhibit 6.81	OID Convertible Note for Marsh Hawk 24(24)
Exhibit 6.82	Equine Co-Ownership Agreement for Marsh Hawk 24(24)
Exhibit 6.83	OID Convertible Note for Broodmare Band 26(24)
Exhibit 6.84	Equine Co-Ownership Agreement for Broodmare Band 26 Lazara(24)
Exhibit 6.85	Equine Co-Ownership Agreement for Broodmare Band 26 Sintra(24)
Exhibit 6.86	Equine Co-Ownership Agreement for Broodmare Band 26 Littlest Warrior(24)
Exhibit 6.87	OID Convertible Note for Paddock Buzz(25)
Exhibit 6.88	OID Convertible Note for Divine Mercy 24(25)
Exhibit 6.89	OID Convertible Note for Onthethirstyside(25)
Exhibit 6.90	OID Convertible Note for Sea Worthy 24(26)
Exhibit 6.91	Equine Co-Ownership Agreement for Sea Worthy 24(26)
Exhibit 6.92	OID Convertible Note for Sing Lady Sing 24(26)
Exhibit 6.93	OID Convertible Note for Barbie on a Budget 24(26)
Exhibit 6.94	Equine Co-Ownership Agreement for Barbie on a Budget(26)
Exhibit 6.95	OID Convertible Note for Ali Blue 24 (27)
Exhibit 6.96	Equine Co-Ownership Agreement for Ali Blue 24 (27)
Exhibit 6.97	OID Convertible Note for Deep Trouble 24 (27)
Exhibit 6.98	Equine Co-Ownership Agreement for Deep Trouble 24 (27)
Exhibit 6.99	OID Convertible Note for Thepartyneverends 24 (27)
Exhibit 6.100	Equine Co-Ownership Agreement for Thepartyneverends 24 (27)
Exhibit 6.101	OID Convertible Note for Storm Raven 24 (28)
Exhibit 6.102	OID Convertible Note for Tail Feather 24 (28)
Exhibit 6.103	Equine Co-Ownership Agreement for Tail Feather 24 (28)
Exhibit 6.104	OID Convertible Note for Buskinfoalivin 24 (28)

 __________________

*	Filed herewith.

(1)	Filed with the Company’s Form 1–A dated September 10, 2018 and incorporated by reference herein.
(2)	Filed with the Company’s Post Qualification Amendment No. 13 to Form 1–A dated July 15, 2020 and incorporated by reference herein.
(3)	Filed with the Company’s Post Qualification Amendment No. 32 to Form 1–A dated January 11, 2022 and incorporated by reference herein.
(4)	Filed with the Company’s Form 1–A dated February 22, 2022 and incorporated by reference herein.
(5)	Filed with the Company’s Post Qualification Amendment No. 1 to Form 1–A dated May 6, 2022 and incorporated by reference herein.
(6)	Filed with the Company’s Post Qualification Amendment No. 10 to Form 1–A, dated May 3, 2023 and incorporated by reference herein.
(7)	Filed with the Company’s Post Qualification Amendment No. 14 to Form 1–A, dated October 13, 2023 and incorporated by reference herein.
(8)	Filed with the Company’s Post Qualification Amendment No. 15 to Form 1-A, dated October 27, 2023 and incorporated by reference.
(9)	Filed with the Company’s Post Qualification Amendment No. 16 to Form 1-A, dated December 12, 2023 and incorporated by reference.
(10)	Filed with the Company’s Post Qualification Amendment No. 18 to Form 1-A, dated June 24, 2024 and incorporated by reference.
(11)	Filed with the Company’s Post Qualification Amendment No. 19 to Form 1-A, dated July 29, 2024 and incorporated by reference herein.
(12)	Filed with the Company’s Post Qualification Amendment No. 20 to Form 1-A, dated August 22, 2024 and incorporated by reference herein.
(13)	Filed with the Company’s Post Qualification Amendment No. 21 to Form 1-A, dated November 13, 2024 and incorporated by reference herein.
(14)	Filed with the Company’s Post Qualification Amendment No. 22 to Form 1-A, dated December 11, 2024 and incorporated by reference herein.
(15)	Filed with the Company’s Post Qualification Amendment No. 23 to Form 1-A, dated January 14, 2025 and incorporated by reference herein.
(16)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A, dated March 19, 2025 and incorporated by reference herein.
(17)	Filed with the Company’s Current Report on Form 1-U, dated April 3, 2025 and incorporated by reference herein.
(18)	Filed with the Company’s Current Report on Form 1-U/A, dated July 16, 2024 and incorporated by reference herein.
(19)	Filed with the Company’s Post Qualification Amendment No. 25 to Form 1-A, dated April 28, 2025 and incorporated by reference herein.
(20)	Filed with the Company’s Post Qualification Amendment No. 1 to Form 1-A, dated June 18, 2025 and incorporated by reference herein.
(21)	Filed with the Company’s Post Qualification Amendment No. 2 to Form 1-A, dated July 11, 2025 and incorporated by reference herein.
(22)	Filed with the Company’s Post Qualification Amendment No. 3 to Form 1-A, dated August 19, 2025 and incorporated by reference herein.
(23)	Filed with the Company’s Post Qualification Amendment No. 4 to Form 1-A, dated September 24, 2025 and incorporated by reference herein.
(24)	Filed with the Company’s Post Qualification Amendment No. 5 to Form 1-A, dated December 15, 2025 and incorporated by reference herein.
(25)	Filed with the Company’s Post Qualification Amendment No. 6 to Form 1-A, dated January 22, 2026 and incorporated by reference herein.
(26)	Filed with the Company’s Post Qualification Amendment No. 7 to Form 1-A, dated March 17, 2026 and incorporated by reference herein.
(27)	Filed with the Company's Post Qualification Amendment No. 8 to Form 1-A, dated April 27, 2026 and incorporated by reference herein.
(28)	Filed with the Company's Post Qualification Amendment No. 9 to Form 1-A, dated June 24, 2026 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 28, 2026	MY RACEHORSE CA LLC

By: Experiential Squared, Inc., its Manager

By: /s/ Michael Behrens
Name: Michael Behrens
Title: Chief Executive Officer

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Behrens Name: Michael Behrens	Chief Executive Officer and Secretary of Experiential Squared, Inc. (Principal Executive Officer)	August 28, 2026

/s/ R. Matthew Hendricks	Chief Financial Officer (Principal Financial Officer)	August 28, 2026
Name: R. Matthew Hendricks

MY RACEHORSE CA LLC By: /s/ Michael Behrens Name: Michael Behrens Title: Chief Executive Officer	Manager	August 28, 2026

113